Exhibit 10.8

SECOND AMENDED AND RESTATED
CONTRIBUTION AGREEMENT

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SECOND AMENDED AND RESTATED CONTRIBUTION AGREEMENT
     This Second Amended and Restated Contribution Agreement is made and entered into as of ____________ __, 2011 (this “Agreement”), by and among Schottenstein Realty Trust, Inc., a Maryland corporation and formerly known as 1492 Realty Trust, Inc. (the “Company”), which intends to qualify as a real estate investment trust (a “REIT”) for federal income tax purposes, Schottenstein Realty, LP, a Delaware limited partnership and formerly known as 1492 Realty, LP (the “OP”), and the contributing members set forth on the signature page hereto (each, a “Contributing Member” and, collectively, the “Contributing Members”).
RECITALS
     WHEREAS, the Company, the OP and the Contributing Members previously entered into that certain Contribution Agreement, dated as of August 26, 2010, as amended and restated by the Amended and Restated Contribution Agreement, dated as of September 27, 2010 (the “Original Agreement”);
     WHEREAS, the Company, the OP and the Contributing Members desire to enter into this Agreement in order to amend and restated the Original Agreement in its entirety upon the terms and conditions set forth in this Agreement;
     WHEREAS, the Contributing Members are holders of limited liability company, general or limited partnership interests in one or more of the limited liability companies or partnerships (the “Existing Entities”; unless the context requires otherwise, all references in this Agreement to “Existing Entities” shall be deemed to include Subsidiaries of such Existing Entities) which own or lease, directly or indirectly, the real properties set forth opposite each applicable Existing Entity on Exhibit A hereto (each, a “Property” and collectively, the “Properties”);
     WHEREAS, the limited liability company, general partner or limited partner interests in the Existing Entities held by the Contributing Members are referred to herein collectively as the “Contributing Member Interests;”
     WHEREAS, in conjunction with the formation transactions and the initial public offering of stock in the Company (the “IPO”), the Company desires to consolidate the ownership of the Contributing Member Interests into the OP in a consolidation transaction to be completed prior to or concurrently with the completion of the IPO, as a result of which the Contributing Members will have exchanged, through a series of assignment and assumption agreements, their Contributing Member Interests for units of limited partnership interests (the “OP Units”) to be issued by the OP to the Contributing Members (or, in certain limited cases, cash) (the “Consolidation Transactions”);
     WHEREAS, various assignment and assumption agreements (including this Agreement) (the “Assignment and Assumption Agreements”) pursuant to which all of the Contributing

Member Interests in the Existing Entities held by the Contributing Members are to be acquired, directly or indirectly, by the Company or the OP as part of the Consolidation Transactions, will be executed to effectuate the Consolidation Transactions;
     WHEREAS, Exhibit A sets forth, among other things, (i) the identity of each Contributing Member, (ii) the names of the Existing Entities in which the Contributing Member holds interests, and (iii) a description of the Contributing Member Interests;
     WHEREAS, the Contributing Members understand that only Accredited Investors (as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended) are eligible to receive OP Units in the Consolidation Transactions (the “Offered OP Units”) and if such Contributing Member is not an Accredited Investor, such Contributing Member will receive only cash as consideration for his, her or its Contributing Member Interests in an amount equal to the product of (i) the number of OP Units due to such Contributing Member and (ii) the IPO Price (as hereinafter defined) (the “Non-Accredited Investor Payment”);
     WHEREAS, it is intended for federal income tax purposes that the Consolidation Transactions be treated as a contribution of the equity interests in the Existing Entities to the OP in exchange for OP Units under Section 721 of the Code (as hereinafter defined) including, where applicable, pursuant to the “assets over” form of transaction set forth in Treasury Regulations Section 1.708-1(c)(3)(i);
     WHEREAS, the Contributing Members understand and acknowledge that, as of the date of this Agreement, neither the Company nor the OP knows the value of the OP Units that will be available for exchange for the Contributing Member Interests and the Contributing Members acknowledge and understand that the value of the OP Units to be issued to the Contributing Members will depend on the Company’s value in the pricing of the Company’s IPO;
     WHEREAS, by executing this Agreement, the Contributing Members (A) consent to the Consolidation Transactions and to the applicable Assignment and Assumption Agreements with respect to the Existing Entities in which such Contributing Member is a general partner, limited partner, member or stockholder, (B) waive any right they may have to elect to receive any cash or other consideration, respectively, under the organizational documents for any of the Existing Entities, and (C) irrevocably agree, upon satisfaction of the conditions in Sections 2.01 of this Agreement, to receive in exchange for such Contributing Member Interests (i) the Offered OP Units if the Contributing Member is an Accredited Investor or, (ii) if the Contributing Member is not an Accredited Investor, to accept the Non-Accredited Investor Payment or (iii) if the Company or the OP determine to pay cash pursuant to Section 1.02(c), to accept the Cash in Lieu Payment (as hereinafter defined); and
     WHEREAS, except as otherwise set forth in this Agreement, all necessary approvals have been obtained by the parties to this Agreement to consummate the transactions contemplated herein.

     NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and other terms contained in this Agreement, the parties hereto, intending to be legally bound hereby, agree as follows:
ARTICLE I
CONTRIBUTION
     Section 1.01. Contribution and Subscription.
          (a) Contributing Members. By executing the signature page to this Agreement, subject to the terms and conditions hereof, (i) each Contributing Member, if an Accredited Investor, hereby agrees, in exchange for such Contributing Member’s Contributing Member Interests, to subscribe for and receive, and the OP agrees to issue, the Contributing Member’s portion of the Offered OP Units to such Contributing Member on the closing date of the IPO (the “Closing Date”) as set forth in Section 1.02, and (ii) each Contributing Member (A) consents to the Consolidation Transactions and to the applicable Assignment and Assumption Agreements with respect to the Existing Entities in which such Contributing Member holds a Contributing Member Interest, (B) waives any right such Contributing Member may have to elect to receive any cash or other consideration, respectively, under the organizational documents for any of the Existing Entities, and (C) irrevocably agrees, upon satisfaction of the conditions in Sections 2.01 of this Agreement, to receive in exchange for such Contributing Member Interests (1) the Offered OP Units or, (2) if the Contributing Member is not an Accredited Investor, to accept the Non-Accredited Investor Payment, or (3) if, in certain limited circumstances set forth in Section 1.01(c), the Company or the OP determine to pay cash, to accept the Cash in Lieu Payment (as hereinafter defined).
          (b) Reallocation of Interests. Exhibit A sets forth, among other things, (i) the identity of each Contributing Member, (ii) the names of the Existing Entities in which the Contributing Member holds interests, and (iii) a description of the Contributing Member Interests. The Company reserves the right, by written notice to a Contributing Member, to require such Contributing Member and the Existing Entities, to reallocate one or more Contributing Member Interests slated for acquisition under the Assignment and Assumption Agreements, such that the Existing Entity in which such Contributing Member Interests are held will be instead acquired by the Company, the OP or any subsidiary thereof. The Company shall exercise such right only if in its reasonable judgment such reallocation is necessary to protect the status of the Company as a REIT for federal income tax purposes or the tax deferred nature of the transactions contemplated by this Agreement. The parties agree that any such reallocation of an Interest shall not change the total number of Offered OP Units to be received by the Contributing Members under this Agreement and the Assignment and Assumption Agreements.
          (c) Circumstances for Payment of Cash Consideration. Notwithstanding anything to the contrary contained in this Agreement, if necessary to permit compliance with securities laws or to protect the status of the Company as a REIT for federal income tax purposes, to comply with a court order or upon mutual agreement with a Contributing Member, the Company or the OP may determine to pay cash in lieu of OP Units in exchange for a Contributing Member Interest. Upon such determination, such Contributing Member will receive only cash as consideration for his, her or its Contributing Member Interests in an amount equal to the product of (i) the number of OP Units that would have been due to such Contributing Member if such Contributing Member were receiving OP Units and no Cash Payment, and (ii) the IPO Price (as hereinafter defined) (the “Cash in Lieu Payment” and, together with the Non-Accredited Investor Payment, the “Cash Payments”). As of the date of this Agreement, the Company and the OP have mutually agreed with certain Contributing Members to pay cash in lieu of OP Units in exchange for such Contributing Members’ Contributing Member Interests, as reflected on Exhibit A.
     Section 1.02. Consideration.
          (a) Under and subject to the terms and conditions of the respective Transaction Documents, each Contributing Member is hereby irrevocably bound to accept and entitled to receive upon consummation of the Consolidation Transactions: (i) the number of OP Units that such Contributing Members are entitled to receive as set forth in the respective Contributing Member’s Assignment and Assumption Agreement delivered at the Closing, or (ii) in the case of a Contributing Member that is not an Accredited Investor, the Non-Accredited Investor Payment, or (iii) in the case of a determination by the Company or the OP to pay cash to a Contributing Member as provided in Section 1.01(c), the Cash in Lieu Payment that such Contributing Members are entitled to receive as set forth in the respective Contributing Member’s Assignment and Assumption Agreement delivered at the Closing (in aggregate, the “Consideration”). No fractional OP Units shall be issued pursuant to this Agreement. If aggregating all OP Units that a Contributing Member would otherwise be entitled to receive as a result of any of the Consolidation Transactions would require the issuance of a fractional OP Unit, in lieu of such fractional OP Unit, the Contributing Member shall be entitled to receive an amount in cash determined by multiplying the fraction of an OP Unit to which such Contributing Member would otherwise have been entitled, by the IPO Price. No interest will be paid or will accrue on any cash paid or payable in lieu of any fractional OP Unit.
          (b) Receipt of Consideration is expressly conditioned upon receipt of the Transaction Documents duly executed and fully completed.
          (c) The Company and the OP, in their sole and absolute discretion, may determine to proportionately increase the number of OP Units each Contributing Member may receive. Such determination must be made prior to the commencement of the marketing of the IPO, through a preliminary prospectus.
     Section 1.03. Further Action. If, at any time after the Closing Date, the Company shall determine or be advised that any deeds, bills of sale, assignments, assurances or other actions or things are necessary or desirable to vest, perfect or confirm of record or otherwise in the Company, the OP or any subsidiary thereof the right, title or interest in or to the Contributing Member Interests exchanged by a Contributing Member, each Contributing Member shall execute and deliver all such deeds, bills of sale, assignments and assurances and take and do all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title and interest in the Contributing Member Interests or otherwise to carry out this Agreement; provided, that such Contributing Member shall not be obligated to take any action or execute any document if the additional actions or documents impose additional liabilities, obligations, covenants, responsibilities, representations or warranties on such Contributing Member that are not contemplated by this Agreement.
     Section 1.04. Transaction Costs. If the Closing occurs, the Company and the OP shall be solely responsible for all transaction costs and expenses of the Company, the OP and the Existing Entities in connection with the Consolidation Transactions and the IPO, which include, but are not limited to, the underwriting discounts and commissions, and transfer Taxes, if any. If the Closing does not occur, Section 2.07 shall govern.
     Section 1.05. Pre-Closing Distributions. On or prior to the Closing Date, each Existing Entity may assign and transfer all of its right, title and interest in and to its cash and other current assets in excess of its liabilities (excluding amounts on deposit with lenders for escrow accounts, prepaid rent, prepaid management fees or other prepaid income streams, prepaid expense reimbursements, accrued employee benefits, future lease obligations, security deposits and amounts otherwise reserved) to the Contributing Members (and/or any other Person (as hereinafter defined) designated by a Contributing Member) in the ordinary course of business consistent with past practice and in accordance with the provisions of the applicable organizational document of each such applicable Existing Entity (such assets being referred to as the “Excluded Assets”); provided, however, that other than the distributions by the Existing Entities contemplated by the Consolidation Transactions, the Existing Entities have not since December 31, 2010 taken, and shall not take, any action not in the ordinary course of business consistent with past practice to increase current assets or reduce current liabilities, including by increasing long-term liabilities, decreasing long-term assets, changing reserves or otherwise. The OP agrees and acknowledges that none of the Excluded Assets, nor any right, title or interest of the Existing Entities or the Contributing Members therein, shall be deemed to constitute a part of any Existing Entity’s assets and liabilities, and that such assets and liabilities will not be owned or retained by any Existing Entity at the Closing Date. The OP agrees and acknowledges that the Existing Entities may transfer or distribute the Excluded Assets at any time and from time to time prior to the Closing Date in the ordinary course of business consistent with past practice, and no such transfer or distribution shall be deemed to violate or breach any provision under this Agreement or any other documents contemplated hereby.
     Section 1.06. Adjusted Consideration. The OP reserves the right not to acquire any Contributing Member Interest, directly or indirectly, if in good faith the OP determines that the ownership of such Contributing Member Interest would be inappropriate for the OP. Each Contributing Member hereby agrees that, in such event, such Contributing Member’s Total Consideration (as hereinafter defined) may be reduced by the amount and type of Consideration allocated to such Contributing Member Interest without any further action or consent by such Contributing Member.
     Section 1.07. Allocation of Total Consideration. The Consideration paid to each Contributing Member shall be allocated for Tax purposes among the Contributing Members in the same relative proportion as the Consideration is allocated among the Contributing Members. The Company, the OP and such Contributing Member agree to (i) be bound by the allocation, (ii) act in accordance with the allocation in the preparation of financial statements and filing of all Tax Returns and in the course of any Tax audit, Tax review or Tax litigation relating thereto and

(iii) take no position and cause their affiliates to take no position inconsistent with the allocation for income Tax purposes.
     Section 1.08. Tax Treatment of Consolidation Transactions. The contributions, transfers, conveyances, assignments and deliveries pursuant to the Consolidation Transactions in which the Consideration is OP Units shall be treated as contributions of property to the OP in exchange for OP Units under Section 721(a) of the Code.
ARTICLE II
CLOSING
     Section 2.01. Conditions Precedent.
          (a) Condition to Each Party’s Obligations. The respective obligation of each party to effect the actions contemplated by this Agreement and to consummate the other transactions contemplated hereby to occur on the Closing Date is subject to the satisfaction or waiver by all parties hereto of the following conditions:
               (i) Registration Statement. The initial registration statement of the Company for the IPO (the “Registration Statement”) shall have become effective under the Securities Act of 1933, as amended and the rules and regulations promulgated thereunder (the “Securities Act”) and shall not be the subject of any stop order or proceedings by the Securities and Exchange Commission (“SEC”) seeking a stop order. This condition may not be waived by any party.
               (ii) IPO Proceeds. The Company shall have received the gross proceeds from the IPO. This condition may not be waived by any party.
               (iii) No Injunction. No Governmental Authority (as hereinafter defined) shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, judgment, injunction or other order (whether temporary, preliminary or permanent), in any case which is in effect and that has not been discharged and which prevents or prohibits consummation of any of the transactions contemplated in this Agreement (which condition may not be waived by any party) nor shall any of the same brought by a Governmental Authority of competent jurisdiction that has not been discharged be pending that seeks the foregoing.
               (iv) Consolidation Transactions. The Consolidation Transactions (other than with respect to Contributing Member Interests which are excluded pursuant to Section 1.06, in each case such Contributing Member Interests will not be contributed pursuant to this Agreement) shall have been consummated not later than the Closing Date. This condition may not be waived by any party.
          (b) Conditions to Obligations of the Company and the OP. The obligations of the OP and the Company to effect the actions contemplated by this Agreement are further subject to satisfaction of the following conditions (any of which may be waived by the OP or the Company in whole or in part in their sole and absolute discretion):

               (i) Representations and Warranties. Except as would not have a Material Adverse Effect (as hereinafter defined), the representations and warranties of each Contributing Member contained in this Agreement shall be true and correct as of the date of this Agreement and at the Closing Date as if made again at that time (except to the extent that any representation or warranty speaks as of an earlier date, in which case it must be true and correct only as of that earlier date).
               (ii) Performance by the Contributing Members. Each Contributing Member shall have performed all obligations to be performed by it on or prior to the Closing Date including, without limitation, the execution and delivery to the OP of the documents required to be delivered by each Contributing Member pursuant to Section 2.04, and shall have not materially breached any covenants required by this Agreement to be performed or complied with by it on or prior to the Closing Date.
               (iii) Consents and Approvals. All necessary consents and approvals of Governmental Authorities or third parties (including lenders) for each Contributing Member to consummate the transactions contemplated hereby shall have been obtained, except for those consents and approvals, the absence of which would not have a Material Adverse Effect on the ability of such Contributing Member to consummate the transactions contemplated by this Agreement.
               (iv) No Material Adverse Change. There shall have not occurred between the date hereof and the Closing Date any change in any of the assets, business, financial condition, results of operation or prospects of the Existing Entities that would have a Material Adverse Effect.
               (v) Bankruptcy. There shall not have been a bankruptcy or similar insolvency proceeding with respect to an Existing Entity; provided that the Company and the OP shall have the right to elect to proceed with the Consolidation Transaction with respect to all Existing Entities that are not the subject of such proceeding.
               (vi) Approval. The Board of Directors of the Company shall have approved the IPO Price in its sole discretion.
          (c) Conditions to Obligations of the Contributing Members. The obligation of each Contributing Member to effect the actions contemplated by this Agreement are further subject to satisfaction of the following conditions:
               (i) Representations and Warranties. Except as would not have a Material Adverse Effect, the representations and warranties of the Company and the OP contained in this Agreement shall be true and correct on the date hereof and at the Closing Date as if made again at that time (except to the extent that any representation or warranty speaks as of an earlier date, in which case it must be true and correct only as of that earlier date).
               (ii) Performance by the Company and the OP. Each of the Company and the OP shall have performed in all material respects all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing Date.

               (iii) Registration Rights Agreement. The Company and the OP shall have entered into a customary registration rights agreement with each Person holding OP Units after consummation of the IPO and after distributions have been made by the Contributing Members to their direct or indirect equityholders (the “Registration Rights Agreement”). This condition may not be waived by any party.
     Section 2.02. Time and Place. Unless this Agreement shall have been terminated pursuant to Section 2.06 hereof, and subject to satisfaction or waiver of the conditions in Section 2.01 hereof, the closing of the Consolidation Transactions contemplated by Section 1.01 and the other transactions contemplated hereby shall occur on the Closing Date. The closing shall take place at the offices of the Company, 4300 East Fifth Avenue, Columbus, Ohio 43219, or such other place as determined by the Company in its sole and absolute discretion. The Consolidation Transactions described in Section 1.01 hereof and all closing deliveries shall be deemed concurrent for all purposes.
     Section 2.03. Delivery of OP Units. The issuance of the OP Units shall be evidenced by an amendment to the Agreement of Limited Partnership of the OP (the “the OP Agreement”). On the Closing Date (or as soon as reasonably practicable thereafter), the OP shall deliver or cause to be delivered to each Contributing Member that receives OP Units as consideration for the Consolidation Transactions an executed copy of such amendment.
     Section 2.04. Closing Deliveries. On the Closing Date, the parties shall make, execute, acknowledge and deliver, or cause to be made, executed, acknowledged and delivered the legal documents and other items necessary to carry out the intention of this Agreement, which shall include, without limitation, the following:
          (a) a Registration Rights Agreement substantially in the form attached hereto as Exhibit B,
          (b) a Tax Protection Agreement substantially in the form attached hereto as Exhibit C,
          (c) a Lock-Up Agreement for a period of up to one year in the form requested by the underwriters of the IPO and customary for initial public offerings,
          (d) Assignment and Assumption Agreements substantially in the form attached hereto as Exhibit D,
          (e) for each Contributing Member receiving OP Units, the OP Agreement (including any amendments thereto approved by the partners in accordance with the terms of such agreement)
          (f) all title insurance policies, leases, lease files, letters of credit, contracts, stock certificates, original promissory notes held by an Existing Entity and other indicia of ownership with respect to each Existing Entity that are in the Contributing Member’s possession or that can be obtained through reasonable efforts in the Contributing Member’s capacity as indirect owner of any Existing Entity shall be delivered or made available to the Company;

          (g) a certificate from each Contributing Member affirming that the representations and warranties made by the Contributing Member pursuant to this Agreement remain true and correct in all material respects as of the Closing Date, provided, however, such certificate shall not be required if this Agreement is signed as of the Closing Date;
          (h) if requested by the Company, certified copies of all organizational documents for the Contributing Member, together with certified copies of all appropriate limited liability company or limited partnership actions authorizing the execution, delivery and performance by the Contributing Member of this Agreement, any related documents and the Transaction Documents;
          (i) evidence reasonably satisfactory to the Company that the lender of any borrowed money secured by a mortgage or deed of trust disclosed in the Title Reports, other than those lenders whose loans are being repaid before or immediately after the Closing, has consented to the transaction as required by any loan document, deed of trust, mortgage or other evidence of indebtedness related to any Property; and
          (j) any other documents related to the consummation of the Consolidation Transactions, any reallocation of Contributing Member Interests as described in Section 1.01(b) above or any of the other transactions contemplated by this Agreement as may be deemed by the Company in its sole and absolute discretion to be necessary or desirable to effectuate the Consolidation Transactions, the IPO, and the other transactions described herein.
Such agreements and instruments together with this Agreement are collectively referred to in this Agreement as the “Transaction Documents.”
     Section 2.05. Closing Costs. The Company and the OP shall pay any documentary transfer Taxes, escrow charges, title charges and recording Taxes or fees incurred in connection with the transactions contemplated hereby.
     Section 2.06. Term of the Agreement. This Agreement shall terminate automatically if the Contribution Transactions shall not have been consummated on or prior to June 30, 2011 (such date is hereinafter referred to as the “Outside Date”).
     Section 2.07. Effect of Termination. In the event of the termination of this Agreement for any reason, all obligations on the part of the OP, the Company and the Contributing Members under this Agreement shall terminate, except that the obligations set forth in this Section 2.07 shall survive; it being understood and agreed, however, that if this Agreement is terminated because one or more of the conditions to a non-breaching party’s obligations under this Agreement is not satisfied by the Outside Date as a result of the other party’s material breach of a covenant, representation, warranty or other obligation under this Agreement or any other Transaction Documents, the non-breaching party’s right to pursue all legal remedies with respect to such breach will survive such termination unimpaired. If this Agreement shall terminate for any reason prior to completion of the Consolidation Transactions, the Existing Entities shall bear all transaction costs and expenses related thereto proportionately.
     Section 2.08. Tax Withholding. The OP shall be entitled to deduct and withhold, from the Consideration payable pursuant to this Agreement to any Contributing Member, such amounts as the OP is required to deduct and withhold with respect to the making of such payment under the Code or any provision of federal, state, local or foreign Tax law. To the extent that amounts are so withheld by the OP, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Contributing Member in respect of which such deduction and withholding was made by the OP.
ARTICLE III
REPRESENTATIONS, WARRANTIES AND
INDEMNITIES OF THE COMPANY AND THE OP
     The Company and the OP hereby represent and warrant to and covenant with each Contributing Member as follows:
     Section 3.01. Organization; Authority.
          (a) The Company is a corporation duly organized, validly existing and in good standing under the Laws of the State of Maryland. The Company has all requisite power and authority to enter this Agreement and the other Transaction Documents and to carry out the transactions contemplated hereby and thereby, and to own, lease or operate its property and to carry on its business as presently conducted and, to the extent required under applicable Law, is qualified to do business and is in good standing in each jurisdiction in which the nature of its business or the character of its property make such qualification necessary, other than in such jurisdictions where the failure to be so qualified would not have a Material Adverse Effect.
          (b) Each Subsidiary of the Company (each a “Company Subsidiary”) has been duly organized or formed and is validly existing under the laws of its jurisdiction of organization or formation, as applicable, has all power and authority to own, lease or operate its property and to carry on its business as presently conducted and, to the extent required under applicable Law, is qualified to do business and is in good standing in each jurisdiction in which the nature of its business or the character of its property make such qualification necessary, except where the failure to be so qualified would not have a Material Adverse Effect.
          (c) The OP is a limited partnership duly organized, validly existing and in good standing under the Laws of the State of Delaware. The OP has all requisite power and authority to enter this Agreement and the other Transaction Documents and to carry out the transactions contemplated hereby and thereby, and to own, lease or operate its property and to carry on its business as presently conducted and, to the extent required under applicable Law, is qualified to do business and is in good standing in each jurisdiction in which the nature of its business or the character of its property make such qualification necessary, other than in such jurisdictions where the failure to be so qualified would not have a Material Adverse Effect.
     Section 3.02. Due Authorization. The execution, delivery and performance of this Agreement and the other Transaction Documents by the Company and the OP have been duly and validly authorized by all necessary action of the Company and the OP. This Agreement, the other Transaction Documents and each agreement, document and instrument executed and delivered by or on behalf of the Company or the OP pursuant to this Agreement or the other

Transaction Documents constitutes, or when executed and delivered will constitute, the legal, valid and binding obligation of the Company or the OP, as the case may be, each enforceable against the Company or the OP, as the case may be, in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar Laws relating to creditors’ rights and general principles of equity.
     Section 3.03. Consents and Approvals. Except in connection with the IPO and the consummation of the Consolidation Transactions, no consent, waiver, approval or authorization of, or filing with, any Person or Governmental Authority or under any applicable Laws is required to be obtained by the Company or the OP in connection with the execution, delivery and performance of this Agreement and the transactions contemplated hereby except for those consents, waivers, approvals, authorizations or filings, the failure of which to obtain or to file would not have a Material Adverse Effect.
     Section 3.04. No Violation. None of the execution, delivery or performance of this Agreement, the other Transaction Documents, any agreement contemplated hereby between the parties to this Agreement and the transactions contemplated hereby between the parties to this Agreement does or will, with or without the giving of notice, lapse of time, or both, violate, conflict with, result in a breach of, or constitute a default under (a) the organizational documents of the Company or the OP, (b) any term or provision of any judgment, order, writ, injunction. or decree binding on the Company or the OP, or (c) any other agreement to which the Company or the OP is a party thereto, except, in the case of clause (b) and (c) any such breaches or defaults that would not have a Material Adverse Effect.
     Section 3.05. Validity of OP Units. The OP Units to be issued to each Contributing Member, as applicable, pursuant to this Agreement will have been duly authorized by the OP and, when issued against the consideration therefor, will be validly issued by the OP and free and clear of all Liens created by the Company or the OP (other than Liens created by the the OP Agreement or the Articles of Amendment and Restatement of the Company (the “Charter”)).
     Section 3.06. Litigation. There is no action, suit or proceeding pending or, to the Company’s or the OP’s knowledge, threatened against the Company or the OP or any Company Subsidiaries which, if adversely determined, would have a Material Adverse Effect or which challenges or impairs the ability of the Company or the OP to execute or deliver, or perform its obligations under, this Agreement and the documents executed by it pursuant to this Agreement or to consummate the transactions contemplated hereby or thereby.
     Section 3.07. Limited Activities. Except for activities in connection with the IPO or the Consolidation Transactions, none of the Company, the Company Subsidiaries and the OP has engaged in any material business or incurred any material obligations.
     Section 3.08. REIT Status. The Company will seek to qualify for federal income tax purposes as a REIT under the Code beginning with the Company’s taxable year ending December 31, 2011, and the Company is organized and operates in a manner that will enable it to qualify as a REIT under the Code.

     Section 3.09. Tax Status of the OP.
The OP has at all times during its existence been properly treated as a partnership and not as an association or publicly traded partnership taxable as a corporation for federal income Tax purposes, and, except as otherwise set forth in the provision at the end of this sentence, each Subsidiary of the OP has at all times during its existence been properly treated as either a “disregarded entity” or a partnership and not as a publicly traded partnership taxable as a corporation for federal income Tax purposes or as an association taxable as a corporation; provided, however, that notwithstanding the foregoing, each subsidiary listed on Exhibit E is taxable as a corporation and the Company intends to make a “taxable REIT subsidiary” election with respect to each such entity effective as of the Closing.
     Section 3.10. Continuing Efforts. Subject to the terms and conditions herein provided, the Company and the OP covenant and agree to use their reasonable commercial efforts to take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper and/or appropriate to consummate and make effective the transactions contemplated by this Agreement.
     Section 3.11. No Brokers or Finders. The Company and the OP have not entered into any agreement and are not otherwise liable or responsible to pay any brokers’ or finders’ fees or expenses to any Person or similar agent or firm with respect to this Agreement or the purchase and issuance of any Offered OP Units contemplated hereby.
     Section 3.12. No Other Representations or Warranties. Other than the representations and warranties expressly set forth in this Article III, the Company and the OP shall not be deemed to have made any other representation or warranty in connection with this Agreement or the transactions contemplated hereby.
     Section 3.13. Indemnification.
          (a) From and after the Closing Date, the Company and the OP shall indemnify and hold harmless each Contributing Member and his, her or its Affiliates (each of which is a “Contributing Member Indemnified Party”) from and against any and all charges, complaints, claims, actions, causes of action, losses, damages, liabilities and expenses of any nature whatsoever, including without limitation, amounts paid in settlement, reasonable attorneys’ fees, costs of investigation, costs of investigative judicial or administrative proceedings or appeals therefrom and costs of attachment or similar bonds and costs of collection (collectively, “Losses”) arising out of, relating to or in connection with (i) any breach of a representation, warranty or covenant of the Company or the OP contained in this Agreement or in any schedule, exhibit, certificate or affidavit or any other document delivered by the Company or the OP pursuant to this Agreement, and (ii) any Existing Entity’s operation of its business or the ownership or operation of its assets after the Closing Date; provided, however, that the Company and the OP shall not have any obligation under this Section to indemnify any Contributing Member Indemnified Party against any Losses arising out of, relating to or in connection with (1) any diminution in value of the shares of Common Stock or OP Units, (2) any Contributing Member’s breach of a representation, warranty or covenant contained in this Agreement, in any Contributing Members’ or Existing Entities’ organizational documents or in any schedule, exhibit, certificate or affidavit or any other document delivered by the Contributing Members pursuant to this Agreement (as if each such representation, warranty and covenant were in full force and effect and without regard to any qualification therein as to “material,” “materiality,”

“Material Adverse Effect” or words of similar import or effect), (3) any Contributing Member’s gross negligence, willful misconduct or fraud, or (4) any Existing Entity’s operation of its business or the ownership or operation of its assets on or before the Closing Date.
          (b) At the time when any Contributing Member Indemnified Party learns of any potential claim under this Section 3.11 (a “Claim”) against the Company or the OP, it shall promptly give written notice (a “Claim Notice”) to the Company or the OP; provided, that failure to do so shall not prevent recovery under this Agreement, except to the extent that the Company or the OP shall have been materially prejudiced by such failure. Each Claim Notice shall describe in reasonable detail the facts known to such Contributing Member Indemnified Party giving rise to such Claim, and the amount or good faith estimate of the amount of Losses arising therefrom. Unless prohibited by Law, such Contributing Member Indemnified Party shall deliver to the Company or the OP, promptly after such Contributing Member Indemnified Party’s receipt thereof, copies of all notices and documents (including court papers) received by such Contributing Member Indemnified Party relating to a Third Party Claim (as hereinafter defined). Any Contributing Member Indemnified Party may at its option demand indemnity under this Section 3.11 as soon as a Claim has been threatened by a third party, regardless of whether an actual Loss has been suffered, so long as such Contributing Member Indemnified Party shall in good faith determine that such claim is not frivolous and that such Contributing Member Indemnified Party may be liable for, or otherwise incur, a Loss as a result thereof, with payments under this Section 3.11(b) being required to be made upon receipt by the Company and the OP of proof of the Contributing Member Indemnified Party’s obligation to pay such Loss and an undertaking by such Contributing Member Indemnified Party to repay any such amount to the Company or the OP if, when, and to the extent it is determined that such Contributing Member Indemnified Party was not entitled to such indemnity payments under this Section 3.11(b).
          (c) The Company and the OP shall be entitled, at their own expense, to assume and control the defense of any Claims based on claims asserted by third parties (“Third Party Claims”), through counsel chosen by the Company or the OP and reasonably acceptable to such Contributing Member Indemnified Party (or any Person authorized by such Contributing Member Indemnified Party to act on its behalf), if it gives written notice of its intention to do so to such Contributing Member Indemnified Party within thirty (30) days after the receipt of the applicable Claim Notice; provided, however, that such Contributing Member Indemnified Party may at all times participate in such defense at its expense. Without limiting the foregoing, if the Company or the OP exercises the right to undertake any such defense against a Third Party Claim, such Contributing Member Indemnified Party shall cooperate with the Company or the OP in such defense and make available to the Company or the OP (unless prohibited by Law), at the Company or the OP’s expense, all witnesses, pertinent records, materials and information in such Contributing Member Indemnified Party’s possession or under such Contributing Member Indemnified Party’s control relating thereto as is reasonably required by the Company or the OP. No compromise or settlement of such Third Party Claim may be effected by either such Contributing Member Indemnified Party, on the one hand, or the Company or the OP, on the other hand, without the other’s consent (which shall not be unreasonably withheld or delayed) unless (i) there is no finding or admission of any violation of Law and no effect on any other claims that may be made against such other party and (ii) each Contributing Member Indemnified Party that is party to such claim is released from all liability with respect to such claim.

          (d) All representations, warranties and covenants of the Company and the OP contained in this Agreement shall survive after the effective time of the transactions contemplated in Transaction Documents until the first anniversary of the Closing Date; provided, that the representations and warranties set forth in Sections 3.01 (Organization; Authority), 3.02 (Due Authorization) and 3.05 (Validity of OP Units) and the covenants to be performed after the Closing shall survive until twelve (12) months after the expiration of any lockup with respect to the OP Units (the “Expiration Date”). If written notice of a claim in accordance with the provisions of this Section 3.11 has been given prior to the Expiration Date, then the relevant representation, warranty and covenant shall survive, but only with respect to such specific claim, until such claim has been finally resolved. Any claim for indemnification not so asserted in writing by the Expiration Date may not thereafter be asserted and shall forever be waived. In furtherance of the foregoing, each Contributing Member hereby waives, as of the Closing Date, to the fullest extent permitted under applicable Law, any and all rights, claims and causes of action (other than claims of, or causes of action arising from, fraud) it may have against the other parties hereto arising under or based upon any federal, state, local or foreign Law, other than the right to seek indemnity pursuant to this Section 3.11. The foregoing sentence shall not limit a Contributing Member’s right to specific performance or injunctive relief in connection with the breach by the Company or the OP of its covenants in this Agreement.
          (e) To the fullest extent permitted by law, all indemnity payments made hereunder shall be treated as adjustments to the Consideration paid hereunder for federal income tax purposes.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES
OF THE CONTRIBUTING MEMBERS
     Each Contributing Member, severally, hereby represents, warrants to the Company and the OP and agrees with the Company and the OP that as of the date hereof and as of the Closing Date:
     Section 4.01. Organization; Authority. As of the Closing Date, each Contributing Member and Existing Entity shall have been duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization. Each Contributing Member has all requisite power and authority to own, lease or operate its property and to carry on its business as presently conducted and, to the extent required under applicable Law, is qualified to do business and is in good standing in each jurisdiction in which the nature of its business or character of its property make such qualification necessary, other than in such jurisdictions where the failure to be so qualified would not have a Material Adverse Effect. Such Contributing Member has all requisite power and authority to enter this Agreement and the other Transaction Documents and to carry out the transactions contemplated hereby and thereby.
     Section 4.02. Due Authorization and Enforceability. If such Contributing Member is a Person other than an individual, the execution, delivery and performance of this Agreement and the other Transaction Documents by such Contributing Member has been duly and validly authorized by all necessary action required of such Contributing Member. This Agreement, the other Transaction Documents and each agreement, document and instrument executed and delivered by or on behalf of such Contributing Member pursuant to this Agreement or the other Transaction Documents constitutes, or when executed and delivered will constitute, the legal, valid and binding obligation of such Contributing Member, each enforceable against such Contributing Member in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar Laws relating to creditors’ rights and general principles of equity.
     Section 4.03. Ownership of Interest. Such Contributing Member is the sole record owner of the Contributing Member Interests owned by it as set forth on Exhibit A and has good and valid title to such Contributing Member Interests and has the power and authority to transfer, sell, assign and convey to the OP such Contributing Member Interests, free and clear of any Liens. Upon delivery of the Consideration for such Contributing Member Interests as provided herein, the OP will acquire good and valid title thereto, free and clear of any Liens. Exhibit A sets forth the entire outstanding equity and distribution, profits or similar interest in the Existing Entities, except as otherwise indicated. The Existing Entities have no Subsidiaries, except as otherwise indicated on Exhibit A. The Contributing Member Interests represent all of the issued and outstanding interests in the Existing Entities owned by the Contributing Members. Except as provided for or contemplated by this Agreement or the other applicable Transaction Documents, there are no rights, subscriptions, warrants, options, conversion rights, preemptive rights, agreements, instruments or understandings of any kind outstanding (i) relating to the Contributing Member Interests owned by such Contributing Member or (ii) to purchase, transfer or to otherwise acquire, or to in any way encumber, any of the interests which comprise such Contributing Member Interests or any securities or obligations of any kind convertible into any of the interests which comprise such Contributing Member Interests, or other equity interests or profit participation of any kind in the Existing Entities, except as otherwise indicated on Exhibit A. All of the issued and outstanding Contributing Member Interests have been duly authorized and are validly issued, fully paid and not issued in violation of any preemptive rights.
     Section 4.04. Consents and Approvals. Except as shall have been satisfied on or prior to the Closing Date, no consent, waiver, approval, authorization, order, license, certificate or permit of, or filing or registration with, any Person or Governmental Authority or under any applicable Laws is required to be obtained by such Contributing Member or the Existing Entities in connection with the execution, delivery and performance of this Agreement and the transactions contemplated hereby, except for those consents, waivers, approvals, authorizations or filings, the failure of which to obtain or to file would not have a Material Adverse Effect.
     Section 4.05. No Violation. None of the execution, delivery or performance of this Agreement, the other Transaction Documents, any agreement contemplated hereby or thereby between the parties to this Agreement and the transactions contemplated hereby or thereby between the parties to this Agreement does or will, with or without the giving of notice, lapse of time, or both, violate, conflict with, result in a breach of, or constitute a default under or give to others any right of termination, acceleration, cancellation or other right under, (A) the organizational documents, if any, of such Contributing Member, (B) any agreement, document or instrument to which such Contributing Member or Existing Entity is a party or by which such Contributing Member, Existing Entity or Contributing Member Interests is bound or (C) any term or provision of any judgment, order, writ, injunction, or decree binding on such

Contributing Member or Existing Entity (or their assets or properties), except, in the case of clause (B) and (C) any such breaches or defaults that would not have a Material Adverse Effect.
     Section 4.06. Non-Foreign Person. Each Contributing Member is a United States person (as defined in Section 7701(a)(30) of the Code) and is not a foreign person pursuant to Section 1445(b)(2) of the Code and is, therefore, not subject to the provisions of the Code relating to the withholding of sales or exchange proceeds to foreign persons.
     Section 4.07. Absence of Undisclosed Liabilities. Except as disclosed in the Registration Statement, no Existing Entity has incurred any indebtedness related to any of the Properties owned by such Existing Entity except in each instance for trade payables which are no more than sixty (60) days past due and other customary and ordinary expenses in the ordinary course of business. The representations and warranties of the Contributing Members and all disclosure schedules and certificates delivered by or on behalf of the Contributing Members pursuant to this Agreement fully and fairly state in all material respects the matters with which they purport to deal and do not misstate a material fact or omit to state a material fact necessary to make the statements therein not misleading. As of its effective date and as of the Closing Date, the Registration Statement will not include any untrue statement of a material fact regarding the Existing Entities and the Properties or omit to state any material fact required to be stated therein or necessary to make the statements therein with respect to the Existing Entities and the Properties not misleading.
     Section 4.08. Solvency. Such Contributing Member has been and will be solvent at all times prior to and for the ninety (90) day period following the transfer of its Contributing Member Interests to the OP or the Company, as applicable.
     Section 4.09. Litigation. There is no action, suit or proceeding pending or, to such Contributing Member’s knowledge, threatened against such Contributing Member, the Existing Entities or any of their Properties or other assets affecting all or any portion of the Contributing Member Interests or any of their Properties or their other assets or such Contributing Member’s ability to consummate the transactions contemplated hereby which, if adversely determined, would reasonably be expected to adversely affect the Contributing Member’s ability to so consummate the transactions contemplated hereby. There are no outstanding orders, writs, injunctions or decrees of any Governmental Authority against or affecting such Contributing Member, Existing Entity or any Property, or all or any portion of the Contributing Member Interests, which in any such case would impair the Contributing Member’s ability to enter into and perform all of its obligations under this Agreement or have a Material Adverse Effect.
     Section 4.10. Investment. Such Contributing Member acknowledges that the offering and issuance of the OP Units to be acquired pursuant to this Agreement are intended to be exempt from registration under the Securities Act and that the Company’s and the OP’s reliance on such exemptions is predicated in part on the accuracy and completeness of the representations and warranties of the Contributing Members contained herein. In furtherance thereof, such Contributing Member represents and warrants to the Company and the OP as follows:
          (a) Each Contributing Member is an “accredited investor” (as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act) (each, an

“Accredited Investor”). Such Contributing Member will, upon request, execute and/or deliver any additional documents deemed by the Company to be necessary or desirable to confirm such Contributing Member’s Accredited Investor status.
          (b) Such Contributing Member is acquiring the OP Units solely for his, her or its own account for the purpose of investment and not as a nominee or agent for any other Person and not with a view to, or for offer or sale in connection with, any distribution of any thereof in violation of the securities Laws.
          (c) Such Contributing Member is knowledgeable, sophisticated and experienced in business and financial matters and such Contributing Member fully understands the limitations on transfer imposed by the federal securities Laws. Such Contributing Member has received and carefully reviewed this Agreement as well as all information and documents about or pertaining to the Company and the OP and the business and prospects of the Company and the OP and the issuance of the OP Units, as such Contributing Member deems necessary or desirable, and has been given the opportunity to obtain, and has obtained, any additional information or documents and to ask questions and receive answers about such information and documents, the Company and the OP and the business and prospects of the Company and the OP which such Contributing Member deems necessary or desirable to evaluate the merits and risks related to its investment in the OP Units and such Contributing Member understands and has taken cognizance of all risk factor related to the purchase of the OP Units. Such Contributing Member is relying upon its own independent analysis and assessment (including with respect to Taxes), and the advice of such Contributing Member’s advisors (including legal and Tax advisors), and not upon that of the Company or the OP or any of the Company’s or the OP’s Affiliates, for purposes of evaluating, entering into, and consummating the transactions contemplated hereby.
          (d) Such Contributing Member acknowledges that the OP Units have not been registered under the Securities Act and, therefore, may not be sold unless registered under the Securities Act or an exemption from registration is available.
          (e) Such Contributing Member represents and warrants that such Contributing Member has such knowledge and experience in financial and business matters such that such Contributing Member is capable of evaluating the merits and risks of making a subscription for the Offered OP Units, and that such Contributing Member has evaluated the risks of investing in the Offered OP Units and has determined that they are a suitable investment for such Contributing Member. Such Contributing Member represents and warrants that such Contributing Member understands that an investment in the Offered OP Units is a speculative investment that involves very significant risks and Tax uncertainties and that such Contributing Member is prepared to bear the economic, Tax and other risks of an investment in the Offered OP Units for an indefinite period of time, and is able to withstand a total loss of such Contributing Member’s investment in the Offered OP Units.
          (f) Each Contributing Member acknowledges that it has been advised that (i) the OP Units will not redeemable or exchangeable for shares of Common Stock for one year after the Closing Date, (ii) the OP Units issued pursuant to this Agreement, and any Common Stock issued in exchange for, or in respect of a redemption of, the OP Units, are “restricted securities” under applicable federal securities laws and may be disposed of only pursuant to an effective registration statement or an exemption from registration under applicable federal securities laws and such Contributing Member understands that the OP has no obligation or intention to register any OP Units or underlying Common Stock, except to the extent set forth in the Registration Rights Agreement; accordingly, such Contributing Member may have to bear indefinitely the economic risks of an investment in such OP Units, (iii) a restrictive legend in the form hereafter set forth shall be placed on each certificate (each an “OP Unit Certificate”) representing the OP Units (and any certificates representing Common Stock for which OP Units may, in certain circumstances, be exchanged or redeemed), and (iv) a notation shall be made in the appropriate records of the OP indicating that the OP Units (and any Common Stock for which OP Units may, in certain circumstances, be exchanged or redeemed) and are subject to restrictions on transfer.
          (g) Each OP Unit Certificate, if any, issued pursuant to this Agreement (and any certificates representing Common Stock for which OP Units may, in certain circumstances, be exchanged or redeemed), unless registered in accordance with applicable U.S. securities laws, shall bear the following legend:
THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS, EXCEPT IN LIMITED CIRCUMSTANCES, THE TRANSFEROR DELIVERS TO THE COMPANY AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT THE PROPOSED SALE, TRANSFER OR OTHER DISPOSITION MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE ACT AND UNDER APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS.
          (h) In addition to the foregoing legend, each certificate (if any) representing any Common Stock for which OP Units may, in certain circumstances, be exchanged or redeemed shall also bear a legend which generally provides the following:
          (i) THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON BENEFICIAL AND CONSTRUCTIVE OWNERSHIP AND TRANSFER FOR THE PURPOSE, AMONG OTHERS, OF THE COMPANY’S MAINTENANCE OF ITS STATUS AS A REAL ESTATE INVESTMENT TRUST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”). SUBJECT TO CERTAIN FURTHER RESTRICTIONS AND EXCEPT AS EXPRESSLY PROVIDED IN THE COMPANY’S CHARTER, (I) NO PERSON MAY BENEFICIALLY OR CONSTRUCTIVELY OWN SHARES OF THE COMPANY’S COMMON STOCK IN EXCESS OF 9.8% (IN VALUE OR NUMBER OF SHARES) OF THE OUTSTANDING SHARES OF COMMON STOCK OF THE COMPANY UNLESS SUCH PERSON IS AN EXCEPTED HOLDER (IN WHICH CASE THE EXCEPTED HOLDER LIMIT SHALL BE APPLICABLE); (II) NO PERSON MAY BENEFICIALLY OR CONSTRUCTIVELY OWN SHARES OF CAPITAL STOCK OF THE COMPANY IN EXCESS OF 9.8% OF THE VALUE OF THE TOTAL OUTSTANDING SHARES OF CAPITAL STOCK OF THE COMPANY, UNLESS SUCH PERSON IS AN EXCEPTED HOLDER (IN WHICH CASE THE EXCEPTED

HOLDER LIMIT SHALL BE APPLICABLE); (III) NO PERSON MAY BENEFICIALLY OR CONSTRUCTIVELY OWN CAPITAL STOCK THAT WOULD RESULT IN THE COMPANY BEING “CLOSELY HELD” UNDER SECTION 856(H) OF THE CODE OR OTHERWISE CAUSE THE COMPANY TO FAIL TO QUALIFY AS A REIT; AND (IV) NO PERSON MAY TRANSFER SHARES OF CAPITAL STOCK IF SUCH TRANSFER WOULD RESULT IN THE CAPITAL STOCK OF THE COMPANY BEING OWNED BY FEWER THAN 100 PERSONS. ANY PERSON WHO BENEFICIALLY OR CONSTRUCTIVELY OWNS OR ATTEMPTS TO BENEFICIALLY OR CONSTRUCTIVELY OWN SHARES OF CAPITAL STOCK WHICH CAUSES OR WILL CAUSE A PERSON TO BENEFICIALLY OR CONSTRUCTIVELY OWN SHARES OF CAPITAL STOCK IN EXCESS OR IN VIOLATION OF THE ABOVE LIMITATIONS MUST IMMEDIATELY NOTIFY THE COMPANY. IF ANY OF THE RESTRICTIONS ON TRANSFER OR OWNERSHIP SET FORTH IN (I) THROUGH (III) ABOVE ARE VIOLATED, THE SHARES OF CAPITAL STOCK REPRESENTED HEREBY WILL BE AUTOMATICALLY TRANSFERRED TO A TRUSTEE OF A TRUST FOR THE BENEFIT OF ONE OR MORE CHARITABLE BENEFICIARIES. IN ADDITION, THE COMPANY MAY TAKE OTHER ACTIONS, INCLUDING REDEEMING SHARES UPON THE TERMS AND CONDITIONS SPECIFIED BY THE BOARD OF DIRECTORS IN ITS SOLE AND ABSOLUTE DISCRETION IF THE BOARD OF DIRECTORS DETERMINES THAT OWNERSHIP OR A TRANSFER OR OTHER EVENT MAY VIOLATE THE RESTRICTIONS DESCRIBED ABOVE. FURTHERMORE, UPON THE OCCURRENCE OF CERTAIN EVENTS, ATTEMPTED TRANSFERS IN VIOLATION OF THE RESTRICTIONS DESCRIBED ABOVE MAY BE VOID AB INITIO. ALL CAPITALIZED TERMS IN THIS LEGEND HAVE THE MEANINGS DEFINED IN THE CHARTER OF THE COMPANY, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH, INCLUDING THE RESTRICTIONS ON TRANSFER AND OWNERSHIP, WILL BE FURNISHED TO EACH HOLDER OF CAPITAL STOCK OF THE COMPANY ON REQUEST AND WITHOUT CHARGE. REQUESTS FOR SUCH A COPY MAY BE DIRECTED TO THE SECRETARY OF THE COMPANY AT ITS PRINCIPAL OFFICE.
     Section 4.11. Continuing Efforts. Subject to the terms and conditions herein provided, such Contributing Member covenants and agrees to use its reasonable commercial efforts to take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper and/or appropriate to consummate and make effective the transactions contemplated by this Agreement, including, without limitation, obtaining all consents, waivers, approvals and authorizations of all Persons and Governmental Authorities required to effect the transactions contemplated by this Agreement, including the Consolidation Transactions.
     Section 4.12. No Brokers or Finders. Neither the Contributing Member nor, to its knowledge, any of its officers, directors managers, trustees or employees, to the extent applicable, has entered into any agreement and is not otherwise liable or responsible to pay any brokers’ or finders’ fees or expenses to any Person, agent or firm with respect to this Agreement or the purchase and issuance of any Offered OP Units contemplated hereby, except for any such Person, agent or firm, the fees and expenses for which such Contributing Member shall be solely responsible for and pay.

     Section 4.13. No Claims. Each Contributing Member represents and warrants that it does not have any claims against any Existing Entity or any of their respective members, managers, managing members, officers, directors or agents for breach of fiduciary obligations, breach of the terms of applicable organizational documents, or fraud, self-dealing or any other similar cause of action.
     Section 4.14. FINRA Affiliations. Neither such Contributing Member nor any affiliate of such Contributing Member is a member, affiliate of a member or person associated with a member of FINRA. Neither such Contributing Member nor any of its affiliates owns any stock or other securities of a FINRA member not purchased in the open market or have made any outstanding subordinated loans to a FINRA member. A company or natural person is presumed to control a member of FINRA and is therefore presumed to constitute an affiliate of such member if the company or person is the beneficial owner of 10% or more of the outstanding securities of a member which is a corporation. Additionally, a natural person is presumed to control a member of FINRA and is therefore presumed to constitute an affiliate of such a member if such person has the power to direct or cause the direction of the management or policies of such member.
     Section 4.15. Title; Compliance with Laws. Each Existing Entity directly or indirectly owns (1) fee title to the Property or Properties set forth opposite such Existing Entity and identified as owned on Exhibit A hereto and (2) the leasehold estate in the Property or Properties set forth opposite such Existing Entity and identified as leased on Exhibit A hereto, in each case free and clear of all Liens (A) other than as set forth in the Title Reports and (B) except for such Liens which otherwise would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as set forth in the Registration Statement, the Existing Entities have conducted their businesses, and the Properties have been maintained, in compliance with all applicable laws, ordinances, rules, regulations, codes, orders and statutes (including, without limitation, those currently relating to fire and safety, conservation, parking, Americans with Disabilities Act, zoning and building laws) whether federal, state or local, foreign, statutory or common, except where the failure to so comply would not reasonably be expected to have a Material Adverse Effect.
     Section 4.16. Taxes. Each Contributing Member makes the following representations with respect to each Existing Entity:
          (a) (i) All Tax Returns required to be filed by, on behalf of, or with respect to, the Existing Entities have been duly and timely filed with the appropriate taxing authorities in all jurisdictions in which such Tax Returns are required to be filed (after giving effect to any valid extensions of time in which to make such filings) other than in such jurisdictions where the failure to so file would not have a Material Adverse Effect, and all such Tax Returns were true, complete and correct in all material respects; (B) all material Taxes due and payable by, on behalf of, or with respect to the Existing Entities, either directly or otherwise, have been fully and timely paid, except (1) to the extent adequately reserved for in accordance with generally accepted accounting principles consistently applied on the balance sheet of such Existing Entity (or other applicable entity), and adequate reserves or accruals for Taxes have been provided in the balance sheet of such Existing Entity (or other applicable entity) with respect to any period through the date hereof for which Tax Returns have not yet been filed or for which Taxes are not yet due and owing and (2) with respect to real estate Taxes and assessments for the Properties that are paid directly by the tenants under the Leases and pursuant to such Leases, as to which the Contributing Member has no knowledge of any tenant’s material failure to pay such Taxes and Contributing Member covenants to use commercially reasonable efforts to enforce the provisions of such Leases with respect to the payment of such Taxes; (C) no agreement, waiver or other document or arrangement extending or having the effect of extending the period for assessment or collection of Taxes (including, but not limited to, any applicable statute of limitations) has been executed or filed with any taxing authority by or on behalf of the Existing Entities other than such agreement, waiver or other document or arrangement which would not have a Material Adverse Effect, and (D) each Existing Entity is, and at all times during its existence has been, a limited liability company or limited partnership that is taxable as a partnership or treated as “disregarded entity” for federal income Tax purposes (rather than being taxable as an association or a publicly-traded partnership taxable as a corporation ).
          (b) Each Existing Entity has complied in all material respects with all applicable laws, rules and regulations relating to the payment and withholding of Taxes and has duly and timely withheld from employees’ salaries, wages and other compensation and has paid over to the appropriate taxing authorities all amounts required to be so withheld and paid over for all periods under all applicable laws.
          (c) Each Existing Entity has made available to the Company, its agents and underwriters complete copies of (i) any audit report, revenue agent report or other written assertions issued within the last three years relating to any material Taxes due from or with respect to such Existing Entity with respect to its income, assets or operations, (ii) all Tax Returns filed by or on behalf of the Existing Entities for all periods for which the applicable statute of limitations has yet to lapse and (iii) all Tax rulings, requests for rulings, or closing agreements specifically relating to the Existing Entities.
          (d) No claim has been made by a taxing authority in a jurisdiction where an Existing Entity does not file an income or franchise Tax Return that such Existing Entity is or may be subject to taxation by, or required to file an income or franchise Tax Return in, that jurisdiction.
          (e) (i) There are no deficiencies asserted or assessments made as a result of any examinations by any taxing authority of the Tax Returns of or covering or including any Existing Entity, or such deficiencies or assessments have been fully paid, and there are no other audits or investigations by any taxing authority in progress, nor has such Existing Entity received any notice from any taxing authority that it intends to conduct such an audit or investigation; (ii) no requests for a ruling or a determination letter are pending with any taxing authority by, or with respect to, such Existing Entity; and (iii) no issue has been raised in writing by any taxing authority in any current or prior examination which, by application of the same or similar principles, could reasonably be expected to result in a proposed deficiency against or with respect to such Existing Entity for any subsequent taxable period that could be material.
          (f) Neither any Existing Entity nor any other Person on behalf of such Existing Entity has executed or entered into a closing agreement pursuant to Section 7121 of the Code or any predecessor provision thereof or any similar provision of state, local or foreign law with respect to such Existing Entity. No material amount will be required to be included as an item of income in, or excluded as an item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date with respect to any Existing Entity as a result of any: (i) change in method of accounting for a taxable period ending on or prior to the Closing Date; (ii) “closing agreement” as described in Code Section 7121 (or any corresponding or similar provision of applicable state, local or foreign Law) executed on or prior to the Closing Date; (iii) election with respect to income from the discharge of indebtedness under Code Section 108(i); (iv) prepaid amount received on or prior to the Closing Date; (v) sale reported on the installment method that occurred prior to the Closing Date; or (vi) any similar election, action or agreement that would have the effect of deferring any liability for Taxes with respect to any Existing Entity from any period ending on or before the Closing Date to any period ending after the Closing Date.
          (g) There are no Liens as a result of any unpaid Taxes (other than statutory liens for Taxes not yet delinquent) upon any of the assets of any Existing Entity other than Liens that would not have a Material Adverse Effect.
          (h) No Existing Entity has engaged in a “reportable transaction” within the meaning of Treasury Regulations Section 1.6011-4.
     Section 4.17. Insurance. Each Existing Entity has in place customary liability, casualty and other insurance coverage with respect to each Property, except to the extent the failure to have in place such insurance coverage would not, individually or in the aggregate, have a Material Adverse Effect.
     Section 4.18. Environmental Matters. Except for matters which otherwise would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, to the Contributing Member’s actual knowledge: (a) the Existing Entities have not failed to comply with any Environmental Laws, and (b) the Existing Entities have not received any written notice from any Governmental Authority (as defined herein) alleging that any Property is not in compliance with applicable Environmental Laws (which non-compliance, if any, has not been or is not being remedied).
     Section 4.19. Employment Matters.
          (a) Employees. Except for Schottenstein Property Group LLC, none of the other Existing Entities have any employees.
          (b) Employee Benefits. Except for a 401(k) plan for employees of Schottenstein Property Group LLC, for which matching contributions are made by Schottenstein Property Group LLC, no Existing Entity has any (a) labor agreement to which it is a party, or by which it is bound, including, without limitation, “employee pension benefit plans” as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”); (b) employment, profit sharing, deferred compensation, bonus, pension, retainer, consulting, retirement, welfare or incentive plan, fund, program or contract to which it is a party, or by which it is bound; (c) written or other formal personnel policies; or (d) plan or agreement under which “fringe benefits” (including, but not limited to, vacation plans or programs, sick leave plans or programs, and related benefits) are afforded to its employees.
          (c) ERISA Plan Assets. No Contributing Member is an “employee benefit plan” subject to Part 4 of Subtitle B of Title I of ERISA, a “plan” to which Section 4975 of the Code applies (including an individual retirement account), or an entity whose underlying assets include plan assets by reason of a plan’s investment in such entity.
     Section 4.20. No Other Representations or Warranties. Other than the representations and warranties expressly set forth in this Article IV, the Contributing Members shall not be deemed to have made any other representation or warranty in connection with this Agreement or the transactions contemplated hereby.
     Section 4.21. Indemnification.
          (a) From and after the Closing Date, the Contributing Members, jointly and severally shall indemnify and hold harmless the Company, the OP and their respective Affiliates (each of which is a “Company Indemnified Party”) from and against any and all Losses arising out of, relating to or in connection with (i) any breach of a representation, warranty or covenant of such Contributing Member contained in this Agreement or in any schedule, exhibit, certificate or affidavit or any other document delivered by such Contributing Member pursuant to this Agreement, and (ii) any Existing Entity’s operation of its business or the ownership or operation of its assets on or before the Closing Date; provided, however, that such Contributing Member shall not have any obligation under this clause (ii) of this Section to indemnify any Company Indemnified Party against any Losses arising out of, relating to or in connection with (1) the Company’s or the OP’s breach of a representation, warranty or covenant contained in this Agreement or in any schedule, exhibit, certificate or affidavit or any other document delivered by the Company or the OP pursuant to this Agreement (as if each such representation, warranty and covenant were in full force and effect and without regard to any qualification therein as to “material,” “materiality,” “Material Adverse Effect” or words of similar import or effect), (2) the Company’s or the OP’s gross negligence, willful misconduct or fraud, or (3) any Existing Entity’s operation of its business or the ownership and operation of its assets after the Closing Date, solely to the extent no Contributing Member or any Affiliate of a Contributing Member was involved in the operation of such Existing Entity’s business or the ownership or operation of its assets.
          (b) At the time when any Company Indemnified Party learns of any potential claim under this Section 4.21 (a “Company Claim”) against a Contributing Member, it shall promptly give written notice (a “Company Claim Notice”) to such Contributing Member; provided, that failure to do so shall not prevent recovery under this Agreement, except to the extent that such Contributing Member shall have been materially prejudiced by such failure. Each Company Claim Notice shall describe in reasonable detail the facts known to such Company Indemnified Party giving rise to such Company Claim, and the amount or good faith estimate of the amount of Losses arising therefrom. Unless prohibited by Law, such Company Indemnified Party shall deliver to such Contributing Member, promptly after such Company Indemnified Party’s receipt thereof, copies of all notices and documents (including court papers) received by such Company Indemnified Party relating to a Third Party Claim (as hereinafter defined). Any Company Indemnified Party may at its option demand indemnity under this Section 4.21 as soon as a Company Claim has been threatened by a third party, regardless of whether an actual Loss has been suffered, so long as such Company Indemnified Party shall in good faith determine that such claim is not frivolous and that such Company Indemnified Party may be liable for, or otherwise incur, a Loss as a result thereof, with payments under this Section 4.21(b) being required to be made upon receipt by a Contributing Member of proof of the Company Indemnified Party’s obligation to pay such Loss and an undertaking by such Company Indemnified Party to repay any such amount to such Contributing Member if, when, and to the extent it is determined that such Company Indemnified Party was not entitled to such indemnity payments under this Section 4.21.
          (c) Each Contributing Member shall be entitled, at its own expense, to assume and control the defense of any Company Claims based on Third Party Claims, through counsel chosen by such Contributing Member and reasonably acceptable to such Company Indemnified Party (or any Person authorized by such Company Indemnified Party to act on its behalf), if it gives written notice of its intention to do so to such Company Indemnified Party within thirty (30) days after the receipt of the applicable Company Claim Notice; provided, however, that such Company Indemnified Party may at all times participate in such defense at its expense. Without limiting the foregoing, if a Contributing Member exercises the right to undertake any such defense against a Third Party Claim, such Company Indemnified Party shall cooperate with such Contributing Member in such defense and make available to such Contributing Member (unless prohibited by Law), at such Contributing Member’s expense, all witnesses, pertinent records, materials and information in such Company Indemnified Party’s possession or under such Company Indemnified Party’s control relating thereto as is reasonably required by such Contributing Member. No compromise or settlement of such Third Party Claim may be effected by such Company Indemnified Party, on the one hand, or such Contributing Member, on the other hand, without the other’s consent (which shall not be unreasonably withheld or delayed) unless (i) there is no finding or admission of any violation of Law and no effect on any other Claims that may be made against such other party and (ii) each Company Indemnified Party that is party to such claim is released from all liability with respect to such claim.
          (d) All representations, warranties and covenants of the Contributing Members contained in this Agreement shall survive after the effective time of the transactions contemplated in the applicable Transaction Documents until the first anniversary of the Closing Date (the “Expiration Date”); provided, that the representations, warranties and covenants set forth in Sections 4.01 (Organization; Authority), 4.02 (Due Authorization and Enforceability), 4.3 (Ownership of Interest) and 4.10 (Investment) shall survive indefinitely.
          (e) If written notice of a Company Claim in accordance with the provisions of this Section 4.21 has been given prior to the Expiration Date, then the relevant representation, warranty and covenant shall survive, but only with respect to such specific claim, until such claim has been finally resolved. Any claim for indemnification not so asserted in writing by the Expiration Date may not thereafter be asserted and shall forever be waived. In furtherance of the foregoing, the Company and the OP hereby waive, as of the Closing Date, to the fullest extent permitted under applicable Law, any and all rights, claims and causes of action (other than claims of, or causes of action arising from, fraud) it may have against the other parties hereto arising under or based upon any federal, state, local or foreign Law, other than the right to seek indemnity pursuant to this Section 4.21. The foregoing sentence shall not limit the Company’s or the OP’s right to specific performance or injunctive relief in connection with the breach by a Contributing Member of its covenants in this Agreement.
          (f) To the fullest extent permitted by law, all indemnity payments made hereunder shall be treated as adjustments to the Consideration paid hereunder for federal income Tax purposes.
          (g) On the Closing Date, each Contributing Member shall execute a pledge agreement substantially in the form attached hereto as Exhibit F hereto pursuant to which such Contributing Member’s indemnity obligations contained in this Section 4.21 shall be secured by a pledge of 10% of such Contributing Member’s OP Units (valuing each OP Unit at the IPO Price), and shall deposit 10% of such Contributor’s Cash Payments, if any, into an escrow governed by an escrow agreement substantially in the form attached hereto as Exhibit G, pursuant to which such Contributing Member’s indemnity obligations contained in this Section 4.21 shall be secured by such escrowed funds. Such pledge and escrow will be in full satisfaction of any indemnification obligations of such Contributing Member contained in this Section 4.21, other than any indemnification obligations with respect to a breach of any of the representations, warranties or covenants set forth in the proviso of Section 4.21(d) hereof. Any claim by a Company Indemnified Party shall be made pro rata against the OP Units (valuing each OP Unit at the IPO Price) and Cash Payments (or to the extent any claim is made against one or more but not all Contributing Members, then against the aggregate OP Units (valuing each OP Unit at the IPO Price) and Cash Payments constituting the Total Consideration of such Contributing Members). Each pledge agreement shall provide for the pledge to be released twelve (12) months after the Closing Date, except to the extent of indemnification claims made prior to such date and any escrow of cash shall provide for the escrow to be released twelve (12) months after the Closing Date, except to the extent of indemnification claims made prior to such date.
          (h) If Losses in respect of any Company Claim are attributable to any one or more Contributing Members or the Existing Entities owned by such Contributing Members or the properties owned by the Existing Entities owned by such Contributing Members, as the case may be, then only such Contributing Members shall be responsible for making payments to Company Indemnified Parties entitled to receive such payments in accordance with this Section 4.21; provided that the foregoing provision is not intended and shall not be construed to expand the obligations of a Contributing Member to indemnify the Company Indemnified Parties under this Section 4.21 as limited by the second sentence of Section 4.21(g). Any Contributing Member that directly or indirectly, through the pledge agreement or the escrow agreement, makes payments to Company Indemnified Parties in an amount exceeding its proportionate share of such Losses, shall be reimbursed by the Contributing Members in respect of which such Losses are attributable.

ARTICLE V
COVENANTS AND OTHER AGREEMENTS
     Section 5.01. Covenants of the Contributing Members; Waiver. From the date hereof through the Closing Date, except as otherwise provided for or as contemplated by this Agreement, each Contributing Member shall, to the extent within its control, conduct each Existing Entity’s business in the ordinary course of business consistent with past practice. From the date hereof through the Closing Date, except as otherwise provided for or as contemplated by this Agreement, each Contributing Member shall not, without the prior written consent of the Company and the OP (which consent may be given or withheld by each of them for any reason or for no reason whatsoever in its sole and absolute discretion):
          (a) sell, transfer or otherwise dispose of (or enter into an agreement to sell, transfer or dispose of) all or any portion of such Contributing Member’s Contributing Member Interests or the Properties;
          (b) mortgage, pledge, hypothecate, encumber (or permit to become encumbered) all or any portion of such Contributing Member’s Contributing Member Interests or the Properties;
          (c) amend, modify or terminate any Lease to the extent such amendment, modification or termination would reasonably be expected to have a Material Adverse Effect;
          (d) cause or permit the Existing Entities to violate any applicable Laws to the extent such violation would reasonably be expected to have a Material Adverse Effect;
          (e) make any distribution to its beneficiaries or equity interest holders, except as contemplated in Section 1.05;
          (f) authorize or consent to, or cause any Existing Entity to take, any of the actions prohibited by this Agreement;
          (g) amend the organizational documents of any Existing Entity;
          (h) take or allow any action (or fail to take any action) that would result in any of the Existing Entities being treated as an association or publicly-traded partnership taxable as a corporation for federal income tax purposes;
          (i) adopt a plan of liquidation, dissolution, merger, consolidation, restructuring, recapitalization or reorganization with respect to any Existing Entity, as applicable;
          (j) exercise rights, if any, under applicable organizational documents, to initiate any buy-sell procedures or to commence any process to market and sell the property held (directly or indirectly) by any Existing Entity; or
          (k) cause or take any action that would render any of the representations and warranties of the Contributing Members in this Agreement untrue in any material respect.

As of the Closing, each Contributing Member waives and relinquishes all rights and benefits otherwise afforded to such Contributing Member (i) under the applicable Existing Entity’s organizational documents in connection with the IPO, including without limitation any rights of appraisal, rights of first offer or first refusal, buy/sell agreements, put, option or similar parallel exit or dissenter rights, and any right to consent to or approve the sale or contribution by any partner or member, as applicable of its Contributing Member Interests to the OP, and any and all notice provisions relating thereto; and (ii) to raise claims against any Existing Entity or any of its respective present or former officers, directors, managing members or general partners in their capacity as an officer, director, managing member or general partner of such Existing Entity, for (A) breach of fiduciary duties or similar obligations (including duties of disclosure) to any present or former shareholders, members or partners of any Existing Entity, (B) fraud, or self-dealing or any other similar cause of action related to the Existing Entity or the real property owned directly or indirectly by any Existing Entity. Each Contributing Member acknowledges that the agreements contained herein and the transactions contemplated hereby and any actions taken in anticipation of the transactions contemplated hereby may conflict with, and may not have been contemplated by, the organizational documents of the applicable Existing Entity, or by other agreements among one or more holders of Contributing Member Interests. With respect to each applicable Existing Entity and each property in which the Contributing Member Interests represent a direct or indirect interest, each Contributing Member expressly gives all consents and waivers they are entitled to give that are necessary or desirable to facilitate the Consolidation Transactions (including any consents necessary to authorize the proper parties in interest to give consents in connection therewith). In addition, if the transactions contemplated hereby occur, this Agreement shall be deemed to be an amendment to the organizational documents of the applicable Existing Entity to the extent the terms herein conflict with the terms thereof, including without limitation, terms with respect to allocations, distributions and the like. If the transactions contemplated by this Agreement do not occur, nothing in this Agreement shall be deemed to be or construed as an amendment or modification of, or commitment of any kind to amend or modify, the organizational documents of any Existing Entity, which shall, in such case, remain in full force and effect without modification.
     Section 5.02. Commercially Reasonable Efforts by the Company, the OP and the Contributing Members. Each of the Company, the OP and each Contributing Member shall use commercially reasonable efforts and cooperate with each other in (i) promptly determining whether any filings are required to be made or consents, approvals, waivers, permits or authorizations are required to be obtained (under any applicable Law or regulation or from any Governmental Authority or third party) in connection with the transactions contemplated by this Agreement, and (ii) promptly making any such filings, in furnishing information required in connection therewith and in timely seeking to obtain any such consents, approvals, waivers, permits or authorizations.
     Section 5.03. Tax Matters.
          (a) In accordance with Section 704(c) of the Code and to the extent permitted pursuant to the Treasury Regulations thereunder, the OP shall adopt and use only the so-called “traditional method” described in Treasury Regulations Section 1.704-3(b) with respect to the Contributing Member Interests, and therefore shall not make any curative or remedial allocations.

          (b) From the date hereof and subsequent to the Closing Date, each Contributing Member agrees to provide the Company and the OP with such Tax information relating to the Existing Entities that is in Contributing Member’s possession or control and that is reasonably requested by the Company or the OP and not otherwise in the Company’s or the OP’s possession or control and to cooperate with the Company and the OP with respect to the filing of their Tax Returns.
          (c) The OP shall use its best efforts to allocate sufficient non-recourse liabilities (within the meaning of Treasury Regulations Section 1.752-3) to the Contributing Members so as to avoid recognition of income pursuant to Section 731(a) of the Code in connection with the Consolidation Transactions, and shall, to the extent necessary to avoid such recognition of income, permit the Contributing Members to enter into one or more “bottom dollar” or similar guarantees of nonrecourse liabilities or indemnification agreements or deficit restoration obligations with respect to recourse liabilities of the OP.
          (d) The parties hereto intend and agree, that for federal income tax purposes, the Consolidation Transactions in which the Consideration is OP Units shall be treated as a transfer of the equity interests in the Existing Entities to the OP in exchange for OP Units under Section 721 of the Code including, where applicable, pursuant to the “assets over” form of transaction set forth in Treasury Regulation Section 1.708-1(c)(3)(i). Consistent with the foregoing, to the extent any Contributing Member transfers all or any portion of a Contributing Member Interest in an Existing Entity to the OP in exchange for cash, or to the extent any portion of a Contributing Member’s transfer of a Contributing Member Interest would otherwise be treated as a “disguised sale”. pursuant to Section 707 of the Code or the Treasury Regulations promulgated thereunder (such Contributing Member referred to as a “Selling Party,” and the portion of the Contributing Member Interests sold by such Contributing Member referred to as a “Sold Interest”), such transfer shall be treated as a sale by the Selling Party and a purchase of the Sold Interest by the OP directly from the Selling Party in accordance with the provisions of Treasury Regulation Section 1.708-1(c)(4) and all applicable documents and agreements entered into in connection with the Consolidation Transactions shall comply with the requirements set forth in Treasury Regulation Sections 1.708-1(c)(3)(i) and 1.708-1(c)(4). To the extent that a Contributing Member constitutes a Selling Party, such Contributing Member expressly agrees and consents to treat the transfer of the Sold Interests as a sale of an interest in the Existing Entity for all federal income tax purposes. The OP and Contributing Member agree that the transaction shall be treated for federal income Tax purposes as if the Selling Party first sold the Sold Interest in the Existing Entity to the OP, the Existing Entity then transferred its assets and liabilities (except to the extent attributable to the Sold Interests) to the OP in exchange for OP Units, and then the Existing Entity liquidated, distributing the OP Units to its partners or members (other than the Selling Parties with respect to the Sold Interests) and distributing the balance of its assets and liabilities to the OP in redemption of the Sold Interests acquired by the OP. Any cash paid to a Contributing Member pursuant to this Agreement, shall be paid only after the receipt of a consent from such Contributing Member that, for federal income tax purposes, such payment of cash shall be treated as a sale of the Sold Interests by the Contributing Member that is a Selling Party and a purchase of such Sold Interests by the OP for the cash so paid.

ARTICLE VI
GENERAL PROVISIONS
     Section 6.01. Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed given when (a) delivered personally, (b) one (1) Business Day after being sent by a nationally recognized overnight courier or (c) transmitted by facsimile if confirmed within 24 hours thereafter by a signed original sent in the manner provided in clause (a) or (b) to the parties at the following addresses (or at such other address for a party as shall be specified by notice from such party):
if to the Company or the OP to:

4300 East Fifth Avenue
Columbus, OH 43219
Tel: (614) 449-4251
Fax: (614) 449- 4360
Attention: Mr. Ben Kraner
with a copy to:

Tod Friedman, Esq.
Senior Vice President and General Counsel
c/o the Company
4300 East Fifth Avenue
Columbus, OH 43219
Tel: (614) 449-4329
and
Greenberg, Traurig, LLP
77 West Wacker Drive
Suite 3100
Chicago Illinois 60601-1732
Attention: Corey Light, Esq.
Facsimile: (312) 456-8435
if to a Contributing Member:
To the address indicated for such Contributing Member on the signature page to this Agreement.
     Section 6.02. Definitions. For purposes of this Agreement, the following terms shall have the following meanings.

          (a) “Affiliate” means, with respect to any Person, a Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the specified Person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.
          (b) “Business Day” means any day that is not a Saturday, Sunday or legal holiday in the State of Maryland.
          (c) “Code” means the Internal Revenue Code of 1986, as amended, together with the rules and regulations promulgated or issued thereunder.
          (d) “Common Stock” means common stock of the Company.
          (e) “Governmental Authority” means any government or agency, bureau, board, commission, court, department, official, political subdivision, tribunal or other instrumentality of any government, whether federal, state or local, domestic or foreign.
          (f) “IPO Price” means the public offering price per share of the Common Stock in the IPO.
          (g) “Laws” means applicable laws, statutes, rules, regulations, codes, orders, ordinances, judgments, injunctions, decrees and policies of any Governmental Authority.
          (h) “Liens” with respect to the Contributing Member Interests, means all pledges, claims, liens, charges, restrictions, controls, easements, rights of way, exceptions, reservations, leases, licenses, grants, covenants and conditions, encumbrances and security interests of any kind or nature whatsoever.
          (i) “Material Adverse Effect” means a material adverse effect on (1) the Company, the OP, the Company Subsidiaries, the Existing Entities and the Properties (after giving effect to the Consolidation Transactions), taken as a whole or (2) the ability of the Contributing Members to execute and deliver this Agreement and perform its obligations hereunder and consummate the Consolidation Transactions.
          (j) “Original Agreement” has the meaning set forth in the Recitals of this Agreement.
          (k) “Person” means an individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or other entity.
          (l) “Prospectus” means the Company’s final prospectus as filed with the SEC.
          (m) “Subsidiary” of any Person means any corporation, partnership, limited liability company, joint venture, trust or other legal entity of which such Person owns (either directly or through or together with another Subsidiary of such Person) either (i) a general partner, managing member or other similar interest, or (ii) (A) 10% or more of the voting power of the voting capital stock or other equity interests, or (B) 10% or more of the outstanding voting capital stock or other voting equity interests of such corporation, partnership, limited liability company, joint venture or other legal entity.
          (n) “Taxes” shall mean any (i) federal, state or local or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, escheat, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated or other tax, assessment or governmental charge of any kind whatever imposed by any taxing authority, including any interest, penalty or addition thereto, whether disputed or not, and (ii) liability for the payment of any amount of the type described in clause (i) above as a result of any express or implied obligation to indemnify or otherwise assume or succeed to the liability of any other Person.
          (o) “Tax Return” shall mean any return, declaration, report, estimate, information return and statement (including any attachment or schedule thereto) required to be filed in respect of any Taxes.
          (p) “Title Reports” means the title insurance policies issued in the name of the Existing Entities with respect to the Properties.
          (q) “Total Consideration” means the total value of the Offered OP Units and, if applicable, any Cash Payments.
     Section 6.03. Counterparts. This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each party and delivered to each other party.
     Section 6.04. Entire Agreement; Third Party Beneficiaries. This Agreement, including, without limitation, the recitals, exhibits and schedules hereto, and other agreements referenced herein, constitute the entire agreement and supersede each prior agreement and understanding, whether written or oral, among the parties regarding the subject matter of this Agreement. This Agreement is not intended to confer any rights or remedies on any Person other than the parties hereto.
     Section 6.05. Governing Law. This Agreement shall be governed by, and construed in accordance with, the Laws of the State of New York, regardless of any Laws that might otherwise govern under applicable principles of conflicts of laws thereof.
     Section 6.06. Assignment. This Agreement shall be binding upon, and shall be enforceable by and inure to the benefit of, the parties hereto and their respective heirs, legal representatives, successors and permitted assigns; provided, however, that this Agreement may not be assigned (except by operation of law) by any party without the prior written consent of the other parties, and any attempted assignment without such consent shall be null and void and of no force and effect, except that the Company or the OP may assign its rights and obligations hereunder to an Affiliate of either of them.
     Section 6.07. Jurisdiction. The parties hereto hereby (a) submit to the exclusive jurisdiction of any state or federal court sitting in New York, New York with respect to any dispute arising out of this Agreement or any transaction contemplated hereby to the extent such courts would have subject matter jurisdiction with respect to such dispute, and (b) irrevocably waive, and agree not to assert by way of motion, defense, or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the action is brought in an inconvenient forum, or that the venue of the action is improper.
     Section 6.08. No Arbitration(a) . No dispute, controversy or claim arising out of or relating to this Agreement or the enforcement, breach, termination or validity thereof shall be submitted to arbitration or similar dispute resolution method.
     Section 6.09. Final Agreements. EACH OF THE CONTRIBUTING MEMBERS AGREES AND CONFIRMS THAT THE TERMS OF THE OP UNITS ARE NOT FINAL AND MAY BE MODIFIED DEPENDING ON THE PREVAILING MARKET CONDITIONS AT THE TIME OF THE IPO. BY EXECUTING THIS AGREEMENT SUCH CONTRIBUTING MEMBER HEREBY AUTHORIZES THE OP AND THE COMPANY TO, AND UNDERSTANDS AND AGREES THAT THE OP AND THE COMPANY MAY, MAKE CHANGES (INCLUDING CHANGES THAT MAY BE DEEMED MATERIAL) TO THE CHARTER, THE COMPANY’S BYLAWS, THE REGISTRATION RIGHTS AGREEMENT, THE TAX PROTECTION AGREEMENT, THE LOCK-UP AGREEMENT, THE OP AGREEMENT, AND SUCH CONTRIBUTING MEMBER AGREES TO RECEIVE THE OFFERED OP UNITS OR CASH, AS THE CASE MAY BE, WITH SUCH FINAL TERMS AND CONDITIONS AS THE COMPANY AND THE OP DETERMINE.
     Section 6.10. Severability. Each provision of this Agreement will be interpreted so as to be effective and valid under applicable Law, but if any provision is held invalid, illegal or unenforceable under applicable Law in any jurisdiction, then the remainder of this Agreement and the applicable of such provision to other persons, entities or circumstances will be interpreted so as reasonably to affect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision in this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision and to execute any amendment, consent or agreement deemed necessary or desirable by the parties to effect such replacement.
     Section 6.11. Rules of Construction.
          (a) The parties hereto agree that they have had the opportunity to be represented by counsel during the negotiation, preparation and execution of this Agreement and, therefore, waive the application of any Law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

          (b) The words “hereof,” “herein” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, paragraph, exhibit and schedule references are to the articles, sections, paragraphs, exhibits and schedules of this Agreement unless otherwise specified. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” All terms defined in this Agreement shall have the defined meanings contained herein when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms. Unless explicitly stated otherwise herein, any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time, amended, qualified or supplemented, including (in the case of agreements and instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns.
     Section 6.12. Equitable Remedies. The parties agree that irreparable damage would occur to the Company and the OP if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached by a Contributing Member. It is accordingly agreed that the Company and the OP shall be entitled to an injunction or injunctions to prevent breaches of this Agreement by a Contributing Member and to enforce specifically the terms and provisions hereof in any federal or state court located in New York, New York, this being in addition to any other remedy to which the Company and the OP is entitled under this Agreement or otherwise at law or in equity.
     Section 6.13. Further Assurances. Each Contributing Member shall act in good faith in all respects including, without limitation, using its best efforts to consummate the transaction contemplated by this Agreement. Each Contributing Member shall not withdraw or seek to withdraw from, terminate or in any way interfere with the transactions contemplated by this Agreement. Each Contributing Member shall, from time to time, execute and deliver to the Company all such other and further instruments and documents and take or cause to be taken all such other and further action as the Company or the OP may reasonably request in order to effect the transactions contemplated by this Agreement. Notwithstanding the foregoing, the Company or the OP may request from a Contributing Member such additional information as it may deem necessary to evaluate the eligibility of such Contributing Member to acquire Offered OP Units, and may request from time to time such information as it may deem necessary to determine the eligibility of such Contributing Member to hold Offered OP Units or to enable the OP or the Company to determine such Contributing Member’s compliance with applicable regulatory requirements or Tax status, and such Contributing Member shall provide such information as may reasonably be requested as soon as is reasonably practicable thereafter.
     Section 6.14. Time of the Essence. Time is of the essence with respect to all obligations under this Agreement.

     Section 6.15. Descriptive Headings. The descriptive headings herein are inserted for convenience only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.
     Section 6.16. No Personal Liability Conferred. This Agreement shall not create or permit any personal liability or obligation on the part of any officer, director, partner, employee or stockholder of the OP or the Company.
     Section 6.17. Amendments. This Agreement may be amended by appropriate instrument, without the consent of any Contributing Member, at any time prior to the Closing Date; provided, that no such amendment, modification or supplement shall be made that alters in any adverse respect Section 4.21 (Indemnification).
     Section 6.18. Amendment and Restatement of Original Agreement. This Agreement amends and restates the Original Agreement in its entirety and supersedes the Original Agreement in all respects.
[SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective duly authorized officers or representatives, all as of the date first written above.

SCHOTTENSTEIN REALTY TRUST, INC.,		Address:
a Maryland corporation

By:	/s/ Benton E. Kraner	c/o Schottenstein Realty Trust, Inc. 4300 East Fifth Avenue Columbus, OH 43219
Name: Benton E. Kraner Title: President
SCHOTTENSTEIN REALTY LP, a Delaware
limited partnership

By:	Schottenstein Realty Trust, Inc., a Maryland corporation, its general partner

By:	/s/ Benton E. Kraner
	Name:	Benton E. Kraner
	Title:	President

CONTRIBUTING MEMBERS:
[signatures continue on following page]

A. JEFFREY ABRAMS REVOCABLE TRUST AGREEMENT DATED 4/26/02
/s/ A. Jeffrey Abrams
A. Jeffrey Abrams, Trustee

[signatures continue on following page]

ANN SCHOTTENSTEIN DESHE 1983 DISCRETIONARY TRUST
By:	/s/ Ann S. Deshe
Ann S. Deshe, Trustee

[signatures continue on following page]

ANN S. DESHE DESCENDANTS’ TRUST
By:	/s/ Ann S. Desche
Ann S. Deshe, Trustee

[signatures continue on following page]

/s/ Ben Hayes
BEN HAYES, an individual

[signatures continue on following page]

/s/ Benton E. Kraner
BENTON E. KRANER, an individual

[signatures continue on following page]

BERNSTEIN FINANCIAL GROUP, L.L.C., a Delaware limited liability company
By:	/s/ Scott Bernstein
	Name:	Scott Bernstein
Its: EVP/Gen. Csl

[signatures continue on following page]

DANIEL MATTHEW DESHE 1987 SUBCHAPTERS TRUST
By:	/s/ Ari Desche
Ari Deshe, Trustee

[signatures continue on following page]

DARA LAUREN DESHE 1985 SUBCHAPTERS TRUST
By:	/s/ Ari Desche
Ari Deshe, Trustee

[signatures continue on following page]

/s/ David Deshe
DAVID DESHE, an individual

[signatures continue on following page]

DAVID SCOTT DESHE 1983 SUBCHAPTERS TRUST
By:	/s/ Ari Desche
Ari Deshe, Trustee

[signatures continue on following page]

DJM ASSET MANAGEMENT, LLC, a Delaware limited liability company
By:	/s/ Edward P. Zimmon
	Name:	Edward P. Zimmon
Its: Sr. Managing Director

[signatures continue on following page]

/s/ Donald Goldstein
DONALD GOLDSTEIN, an individual

[signatures continue on following page]

/s/ Douglas Ballinger
DOUGLAS BALLINGER, an individual

[signatures continue on following page]

/s/ Edward Arndt
EDWARD ARNDT, an individual

[signatures continue on following page]

/s/ Elie Desche
ELIE DESHE, an individual

[signatures continue on following page]

ELIE MICHAEL DESHE 1983 SUBCHAPTERS TRUST
By:	/s/ Ari Desche
Ari Deshe, Trustee

[signatures continue on following page]

/s/ Gerald Greenfield
GERALD GREENFIELD, an individual

[signatures continue on following page]

GLOSSER BROTHERS ACQUISITION INC., a Delaware corporation
By:	/s/ Jay L. Schottenstein
	Name:	Jay L. Schottenstein
	Title:	President

[signatures continue on following page]

GSH MIAMI, LLC, an Ohio limited liability company
By:	/s/ Gloria S. Haffer
	Name:	Gloria S. Haffer
Its: Manager

[signatures continue on following page]

JAY L. SCHOTTENSTEIN 1983 DISCRETIONARY TRUST;
JAY L. SCHOTTENSTEIN DESCENDANTS TRUST — 2009;
SAUL SCHOTTENSTEIN 2002 TRUST NO. 1;
SAUL SCHOTTENSTEIN SUBCHAPTER S TRUST NO. 4;
THE JEROME SCHOTTENSTEIN 1984-2011 GRANDCHILDREN’S TRUST #1;
THE JEROME SCHOTTENSTEIN 1984-2011 GRANDCHILDREN’S TRUST #2;
THE JEROME SCHOTTENSTEIN 1984-2011 GRANDCHILDREN’S TRUST #3;
THE JEROME SCHOTTENSTEIN 1984-2011 GRANDCHILDREN’S TRUST #4;
THE JEROME SCHOTTENSTEIN 1984-2011 GRANDCHILDREN’S TRUST #5;
THE JEROME SCHOTTENSTEIN 1984-2011 GRANDCHILDREN’S TRUST #6;
THE JEROME SCHOTTENSTEIN 1984-2011 GRANDCHILDREN’S TRUST #7;
THE JEROME SCHOTTENSTEIN 1984-2011 GRANDCHILDREN’S TRUST #8;
THE JEROME SCHOTTENSTEIN 1984-2011 GRANDCHILDREN’S TRUST #9;
THE JEROME SCHOTTENSTEIN 1984-2011 GRANDCHILDREN’S TRUST #10;
THE JEROME SCHOTTENSTEIN 1990-2011 GRANDCHILDREN’S TRUST #1;
THE JEROME SCHOTTENSTEIN 1990-2011 GRANDCHILDREN’S TRUST #2;
THE JEROME SCHOTTENSTEIN 1990-2011 GRANDCHILDREN’S TRUST #3;
THE JEROME SCHOTTENSTEIN 1990-2011 GRANDCHILDREN’S TRUST #4;
THE JEROME SCHOTTENSTEIN 1990-2011 GRANDCHILDREN’S TRUST #5;
THE JEROME SCHOTTENSTEIN 1990-2011 GRANDCHILDREN’S TRUST #6;
THE JEROME SCHOTTENSTEIN 1990-2011 GRANDCHILDREN’S TRUST #7;
THE JEROME SCHOTTENSTEIN 1990-2011 GRANDCHILDREN’S TRUST #8;
THE JEROME SCHOTTENSTEIN 1990-2011 GRANDCHILDREN’S TRUST #9;
THE JEROME SCHOTTENSTEIN 1990-2011 GRANDCHILDREN’S TRUST #10;
THE SAUL SCHOTTENSTEIN 1984-2011 TRUST #1;
THE SAUL SCHOTTENSTEIN 1984-2011 TRUST #2;
THE SAUL SCHOTTENSTEIN 1984-2011 TRUST #3;
THE SAUL SCHOTTENSTEIN 1984-2011 TRUST #4;
THE SAUL SCHOTTENSTEIN 1984-2011 TRUST #5;
THE SAUL SCHOTTENSTEIN 1984-2011 TRUST #6;
THE SAUL SCHOTTENSTEIN 1984-2011 TRUST #7;
THE SAUL SCHOTTENSTEIN 1984-2011 TRUST #8;
THE SAUL SCHOTTENSTEIN 1984-2011 TRUST #9; and
THE SAUL SCHOTTENSTEIN 1984-2011 TRUST #10

By:	/s/ Jay L. Schottenstein
Jay L. Schottenstein, Trustee

[signatures continue on following page]

JAY SCHOTTENSTEIN 2009 SUBCHAPTER S TRUST NO. 1; JAY SCHOTTENSTEIN 2009 SUBCHAPTER S TRUST NO. 2; and JAY SCHOTTENSTEIN 2009 SUBCHAPTER S TRUST NO. 3

By:	/s/ Jean R. Schottenstein
Jean R. Schottenstein, Trustee

[signatures continue on following page]

/s/ Jeffrey S. Gould
JEFFREY S. GOULD, an individual

[signatures continue on following page]

/s/ Jonathan Schottenstein
JONATHAN SCHOTTENSTEIN, an individual

[signatures continue on following page]

/s/ Joseph Schottenstein
JOSEPH SCHOTTENSTEIN, an individual

[signatures continue on following page]

JSSI CAPITAL ENTERPRISES, LLC, a Delaware limited liability company
By:	/s/ Joseph E. DaGrosa, Jr.
	Name:	Joseph E. DaGrosa, Jr.
Its: Authorized Signatory

[signatures continue on following page]

JUBILEE LIMITED PARTNERSHIP; and JUBILEE LIMITED PARTNERSHIP III, each an Ohio limited partnership
By:	Schottenstein Professional Asset Management Corporation, a Delaware corporation, their general partner

By:	/s/ Benton E. Kraner
	Name:	Benton E. Kraner
	Title:	Senior Vice President

[signatures continue on following page]

KATZ FAMILY LIMITED PARTNERSHIP NO. 2, an Ohio limited partnership
By:	/s/ Marvin A. Katz
	Name:	Marvin A. Katz
Its: General Partner

By:	/s/ Susan J. Katz
	Name:	Susan J. Katz
Its: General Partner

[signatures continue on following page]

LORI SCHOTTENSTEIN 1984 DISCRETIONARY TRUST
By:	/s/ Geraldine Schottenstein
Geraldine Schottenstein, Trustee

[signatures continue on following page]

/s/ Marc Hurwitz
MARC HURWITZ, an individual

[signatures continue on following page]

/s/ Mark S. Ungar
MARK S. UNGAR, an individual

[signatures continue on following page]

/s/ Michael Schiff
MICHAEL SCHIFF, an individual

[signatures continue on following page]

NEBUR HOLDING COMPANY LLC, an Ohio limited liability company
By:	Bernard R. Ruben Trust for Children dated 1/14/2003, its Manager

By:	/s/ Gloria S. Haffer
Gloria S. Haffer, Trustee

[signatures continue on following page]

/s/ Ronald Russ
RONALD RUSS, an individual

[signatures continue on following page]

RUB, LLC, an Ohio limited liability company
By:	The Bernard R. Ruben Irrevocable Trust for Children dated 1/14/2003, its managing member

By:	/s/ Gloria S. Haffer
Gloria S. Haffer, Trustee

[signatures continue on following page]

SAUL SCHOTTENSTEIN 2002 TRUST NO. 2
By:	/s/ Ann S. Deshe
Ann S. Deshe, Trustee

[signatures continue on following page]

SAUL SCHOTTENSTEIN 2002 TRUST NO. 3
By:	/s/ Susan S. Diamond
Susan S. Diamond, Trustee

[signatures continue on following page]

SCHOTTENSTEIN PROPERTY GROUP, INC. an Ohio corporation
By:	/s/ Jay L. Schottenstein
Jay L. Schottenstein
Chairman, President and Chief Executive Officer

[signatures continue on following page]

SCHOTTENSTEIN STORES CORPORATION, a Delaware corporation
By:	/s/ Benton E. Kraner
	Name:	Benton E. Kraner
	Title:	Senior Vice President

[signatures continue on following page]

SMRE ACQUISITION CORP., a Delaware corporation
By:	/s/ Scott Bernstein
	Name:	Scott Bernstein
Its: Member

[signatures continue on following page]

/s/ Steve Rubin
STEVE RUBIN, an individual

[signatures continue on following page]

SUSAN SCHOTTENSTEIN 1983 DISCRETIONARY TRUST
By:	/s/ Susan S. Diamond
Susan S. Diamond, Trustee

[signatures continue on following page]

SUSAN SCHOTTENSTEIN DIAMOND 1987 IRREVOCABLE TRUST
By:	/s/ Ann S. Deshe
Ann S. Deshe, Trustee

[signatures continue on following page]

SUSAN S. DIAMOND DESCENDANTS TRUST
By:	/s/ Susan S. Diamond
Susan S. Diamond, Trustee

[signatures continue on following page]

/s/ Tod H Friedman
TOD H. FRIEDMAN, an individual

Exhibit A
CONTRIBUTING MEMBER INTERESTS IN EXISTING ENTITIES

Property No.	Property Name	Contributing Member	Type of Interest	Existing Entity[2]	% Interest in Existing Entity[1]	Cash/Units[3]
1410	Broad Parsons	Ann Schottenstein Deshe 1983 Discretionary Trust	LLC	Broad Parsons LLC	6.666600	Cash
1410	Broad Parsons	Jay L. Schottenstein 1983 Discretionary Trust	LLC	Broad Parsons LLC	13.333200	Units
1410	Broad Parsons	Lori Schottenstein 1984 Discretionary Trust	LLC	Broad Parsons LLC	6.666600	Units
1410	Broad Parsons	Susan Schottenstein 1983 Discretionary Trust	LLC	Broad Parsons LLC	6.666600	Cash
1410	Broad Parsons	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #1	LLC	Broad Parsons LLC	1.666700	Units
1410	Broad Parsons	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #2	LLC	Broad Parsons LLC	1.666700	Units
1410	Broad Parsons	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #3	LLC	Broad Parsons LLC	1.666700	Units
1410	Broad Parsons	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #4	LLC	Broad Parsons LLC	1.666700	Cash
1410	Broad Parsons	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #5	LLC	Broad Parsons LLC	1.666700	Cash
1410	Broad Parsons	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #6	LLC	Broad Parsons LLC	1.666700	Cash
1410	Broad Parsons	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #7	LLC	Broad Parsons LLC	1.666700	Cash
1410	Broad Parsons	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #8	LLC	Broad Parsons LLC	1.666700	Cash
1410	Broad Parsons	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #9	LLC	Broad Parsons LLC	1.666700	Cash
1410	Broad Parsons	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #10	LLC	Broad Parsons LLC	1.666700	Cash
1410	Broad Parsons	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #1	LLC	Broad Parsons LLC	5.185289	Units
1410	Broad Parsons	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #2	LLC	Broad Parsons LLC	5.185289	Units
1410	Broad Parsons	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #3	LLC	Broad Parsons LLC	5.185289	Units
1410	Broad Parsons	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #4	LLC	Broad Parsons LLC	2.222266	Cash
1410	Broad Parsons	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #5	LLC	Broad Parsons LLC	2.222267	Cash
1410	Broad Parsons	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #6	LLC	Broad Parsons LLC	2.222267	Cash
1410	Broad Parsons	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #7	LLC	Broad Parsons LLC	2.222267	Cash
1410	Broad Parsons	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #8	LLC	Broad Parsons LLC	2.963022	Cash
1410	Broad Parsons	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #9	LLC	Broad Parsons LLC	2.963022	Cash
1410	Broad Parsons	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #10	LLC	Broad Parsons LLC	2.963022	Cash
1410	Broad Parsons	The Saul Schottenstein 1984-2011 Trust #1	LLC	Broad Parsons LLC	1.666600	Units
1410	Broad Parsons	The Saul Schottenstein 1984-2011 Trust #2	LLC	Broad Parsons LLC	1.666600	Units
1410	Broad Parsons	The Saul Schottenstein 1984-2011 Trust #3	LLC	Broad Parsons LLC	1.666600	Units
1410	Broad Parsons	The Saul Schottenstein 1984-2011 Trust #4	LLC	Broad Parsons LLC	1.666600	Cash
1410	Broad Parsons	The Saul Schottenstein 1984-2011 Trust #5	LLC	Broad Parsons LLC	1.666600	Cash
1410	Broad Parsons	The Saul Schottenstein 1984-2011 Trust #6	LLC	Broad Parsons LLC	1.666600	Cash

Property No.	Property Name	Contributing Member	Type of Interest	Existing Entity[2]	% Interest in Existing Entity[1]	Cash/Units[3]
1410	Broad Parsons	The Saul Schottenstein 1984-2011 Trust #7	LLC	Broad Parsons LLC	1.666600	Cash
1410	Broad Parsons	The Saul Schottenstein 1984-2011 Trust #8	LLC	Broad Parsons LLC	1.666600	Cash
1410	Broad Parsons	The Saul Schottenstein 1984-2011 Trust #9	LLC	Broad Parsons LLC	1.666600	Cash
1410	Broad Parsons	The Saul Schottenstein 1984-2011 Trust #10	LLC	Broad Parsons LLC	1.666600	Cash
					100.000000

1710	Kenny Centre	Ann Schottenstein Deshe 1983 Discretionary Trust	LLC	Kenny Centre LLC	3.781750	Cash
1710	Kenny Centre	GSH Miami, LLC	LLC	Kenny Centre LLC	0.100000	Units
1710	Kenny Centre	Jay L. Schottenstein 1983 Discretionary Trust	LLC	Kenny Centre LLC	6.271750	Units
1710	Kenny Centre	Lori Schottenstein 1984 Discretionary Trust	LLC	Kenny Centre LLC	3.781750	Units
1710	Kenny Centre	Rub, LLC	LLC	Kenny Centre LLC	50.000000	Cash
1710	Kenny Centre	Susan Schottenstein 1983 Discretionary Trust	LLC	Kenny Centre LLC	3.781750	Cash
1710	Kenny Centre	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #1	LLC	Kenny Centre LLC	0.936600	Units
1710	Kenny Centre	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #2	LLC	Kenny Centre LLC	0.936600	Units
1710	Kenny Centre	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #3	LLC	Kenny Centre LLC	0.936600	Units
1710	Kenny Centre	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #4	LLC	Kenny Centre LLC	0.936600	Cash
1710	Kenny Centre	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #5	LLC	Kenny Centre LLC	0.936600	Cash
1710	Kenny Centre	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #6	LLC	Kenny Centre LLC	0.936600	Cash
1710	Kenny Centre	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #7	LLC	Kenny Centre LLC	0.936600	Cash
1710	Kenny Centre	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #8	LLC	Kenny Centre LLC	0.936600	Cash
1710	Kenny Centre	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #9	LLC	Kenny Centre LLC	0.936600	Cash
1710	Kenny Centre	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #10	LLC	Kenny Centre LLC	0.936600	Cash
1710	Kenny Centre	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #1	LLC	Kenny Centre LLC	2.592644	Units
1710	Kenny Centre	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #2	LLC	Kenny Centre LLC	2.592645	Units
1710	Kenny Centre	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #3	LLC	Kenny Centre LLC	2.592645	Units
1710	Kenny Centre	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #4	LLC	Kenny Centre LLC	1.111133	Cash
1710	Kenny Centre	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #5	LLC	Kenny Centre LLC	1.111133	Cash
1710	Kenny Centre	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #6	LLC	Kenny Centre LLC	1.111133	Cash
1710	Kenny Centre	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #7	LLC	Kenny Centre LLC	1.111133	Cash
1710	Kenny Centre	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #8	LLC	Kenny Centre LLC	1.481511	Cash
1710	Kenny Centre	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #9	LLC	Kenny Centre LLC	1.481511	Cash
1710	Kenny Centre	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #10	LLC	Kenny Centre LLC	1.481511	Cash
1710	Kenny Centre	The Saul Schottenstein 1984-2011 Trust #1	LLC	Kenny Centre LLC	0.625000	Units
1710	Kenny Centre	The Saul Schottenstein 1984-2011 Trust #10	LLC	Kenny Centre LLC	0.625000	Cash

Property No.	Property Name	Contributing Member	Type of Interest	Existing Entity[2]	% Interest in Existing Entity[1]	Cash/Units[3]
1710	Kenny Centre	The Saul Schottenstein 1984-2011 Trust #2	LLC	Kenny Centre LLC	0.625000	Units
1710	Kenny Centre	The Saul Schottenstein 1984-2011 Trust #3	LLC	Kenny Centre LLC	0.625000	Units
1710	Kenny Centre	The Saul Schottenstein 1984-2011 Trust #4	LLC	Kenny Centre LLC	0.625000	Cash
1710	Kenny Centre	The Saul Schottenstein 1984-2011 Trust #5	LLC	Kenny Centre LLC	0.625000	Cash
1710	Kenny Centre	The Saul Schottenstein 1984-2011 Trust #6	LLC	Kenny Centre LLC	0.625000	Cash
1710	Kenny Centre	The Saul Schottenstein 1984-2011 Trust #7	LLC	Kenny Centre LLC	0.625000	Cash
1710	Kenny Centre	The Saul Schottenstein 1984-2011 Trust #8	LLC	Kenny Centre LLC	0.625000	Cash
1710	Kenny Centre	The Saul Schottenstein 1984-2011 Trust #9	LLC	Kenny Centre LLC	0.625000	Cash

					100.000000

1711	East Broad Plaza	Ann Schottenstein Deshe 1983 Discretionary Trust	LLC	EBP 2800 North High LLC	3.781750	Cash
1711	East Broad Plaza	GSH Miami, LLC	LLC	EBP 2800 North High LLC	0.100000	Units
1711	East Broad Plaza	Jay L. Schottenstein 1983 Discretionary Trust	LLC	EBP 2800 North High LLC	6.271750	Units
1711	East Broad Plaza	Lori Schottenstein 1984 Discretionary Trust	LLC	EBP 2800 North High LLC	3.781750	Units
1711	East Broad Plaza	Rub, LLC	LLC	EBP 2800 North High LLC	50.000000	Cash
1711	East Broad Plaza	Susan Schottenstein 1983 Discretionary Trust	LLC	EBP 2800 North High LLC	3.781750	Cash
1711	East Broad Plaza	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #1	LLC	EBP 2800 North High LLC	0.936600	Units
1711	East Broad Plaza	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #2	LLC	EBP 2800 North High LLC	0.936600	Units
1711	East Broad Plaza	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #3	LLC	EBP 2800 North High LLC	0.936600	Units
1711	East Broad Plaza	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #4	LLC	EBP 2800 North High LLC	0.936600	Cash
1711	East Broad Plaza	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #5	LLC	EBP 2800 North High LLC	0.936600	Cash
1711	East Broad Plaza	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #6	LLC	EBP 2800 North High LLC	0.936600	Cash
1711	East Broad Plaza	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #7	LLC	EBP 2800 North High LLC	0.936600	Cash
1711	East Broad Plaza	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #8	LLC	EBP 2800 North High LLC	0.936600	Cash
1711	East Broad Plaza	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #9	LLC	EBP 2800 North High LLC	0.936600	Cash
1711	East Broad Plaza	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #10	LLC	EBP 2800 North High LLC	0.936600	Cash
1711	East Broad Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #1	LLC	EBP 2800 North High LLC	2.592644	Units
1711	East Broad Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #2	LLC	EBP 2800 North High LLC	2.592645	Units
1711	East Broad Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #3	LLC	EBP 2800 North High LLC	2.592645	Units
1711	East Broad Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #4	LLC	EBP 2800 North High LLC	1.111133	Cash
1711	East Broad Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #5	LLC	EBP 2800 North High LLC	1.111133	Cash
1711	East Broad Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #6	LLC	EBP 2800 North High LLC	1.111133	Cash
1711	East Broad Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #7	LLC	EBP 2800 North High LLC	1.111133	Cash
1711	East Broad Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #8	LLC	EBP 2800 North High LLC	1.481511	Cash

Property No.	Property Name	Contributing Member	Type of Interest	Existing Entity[2]	% Interest in Existing Entity[1]	Cash/Units[3]
1711	East Broad Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #9	LLC	EBP 2800 North High LLC	1.481511	Cash
1711	East Broad Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #10	LLC	EBP 2800 North High LLC	1.481511	Cash
1711	East Broad Plaza	The Saul Schottenstein 1984-2011 Trust #1	LLC	EBP 2800 North High LLC	0.625000	Units
1711	East Broad Plaza	The Saul Schottenstein 1984-2011 Trust #2	LLC	EBP 2800 North High LLC	0.625000	Units
1711	East Broad Plaza	The Saul Schottenstein 1984-2011 Trust #3	LLC	EBP 2800 North High LLC	0.625000	Units
1711	East Broad Plaza	The Saul Schottenstein 1984-2011 Trust #4	LLC	EBP 2800 North High LLC	0.625000	Cash
1711	East Broad Plaza	The Saul Schottenstein 1984-2011 Trust #5	LLC	EBP 2800 North High LLC	0.625000	Cash
1711	East Broad Plaza	The Saul Schottenstein 1984-2011 Trust #6	LLC	EBP 2800 North High LLC	0.625000	Cash
1711	East Broad Plaza	The Saul Schottenstein 1984-2011 Trust #7	LLC	EBP 2800 North High LLC	0.625000	Cash
1711	East Broad Plaza	The Saul Schottenstein 1984-2011 Trust #8	LLC	EBP 2800 North High LLC	0.625000	Cash
1711	East Broad Plaza	The Saul Schottenstein 1984-2011 Trust #9	LLC	EBP 2800 North High LLC	0.625000	Cash
1711	East Broad Plaza	The Saul Schottenstein 1984-2011 Trust #10	LLC	EBP 2800 North High LLC	0.625000	Cash

					100.000000

1950	TJ Maxx Centre	Ann Schottenstein Deshe 1983 Discretionary Trust	LLC	TJ Center-I LLC	5.011925	Cash
1950	TJ Maxx Centre	Jay L. Schottenstein 1983 Discretionary Trust	LLC	TJ Center-I LLC	6.935625	Units
1950	TJ Maxx Centre	Lori Schottenstein 1984 Discretionary Trust	LLC	TJ Center-I LLC	5.011925	Units
1950	TJ Maxx Centre	Susan Schottenstein 1983 Discretionary Trust	LLC	TJ Center-I LLC	5.011925	Cash
1950	TJ Maxx Centre	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #1	LLC	TJ Center-I LLC	10.641571	Units
1950	TJ Maxx Centre	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #2	LLC	TJ Center-I LLC	10.641571	Units
1950	TJ Maxx Centre	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #3	LLC	TJ Center-I LLC	10.641571	Units
1950	TJ Maxx Centre	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #4	LLC	TJ Center-I LLC	4.560673	Cash
1950	TJ Maxx Centre	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #5	LLC	TJ Center-I LLC	4.560674	Cash
1950	TJ Maxx Centre	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #6	LLC	TJ Center-I LLC	4.560674	Cash
1950	TJ Maxx Centre	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #7	LLC	TJ Center-I LLC	4.560674	Cash
1950	TJ Maxx Centre	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #8	LLC	TJ Center-I LLC	6.080897	Cash
1950	TJ Maxx Centre	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #9	LLC	TJ Center-I LLC	6.080898	Cash
1950	TJ Maxx Centre	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #10	LLC	TJ Center-I LLC	6.080898	Cash
1950	TJ Maxx Centre	The Saul Schottenstein 1984-2011 Trust #1	LLC	TJ Center-I LLC	0.961850	Units
1950	TJ Maxx Centre	The Saul Schottenstein 1984-2011 Trust #2	LLC	TJ Center-I LLC	0.961850	Units
1950	TJ Maxx Centre	The Saul Schottenstein 1984-2011 Trust #3	LLC	TJ Center-I LLC	0.961850	Units
1950	TJ Maxx Centre	The Saul Schottenstein 1984-2011 Trust #4	LLC	TJ Center-I LLC	0.961850	Cash
1950	TJ Maxx Centre	The Saul Schottenstein 1984-2011 Trust #5	LLC	TJ Center-I LLC	0.961850	Cash
1950	TJ Maxx Centre	The Saul Schottenstein 1984-2011 Trust #6	LLC	TJ Center-I LLC	0.961850	Cash

Property No.	Property Name	Contributing Member	Type of Interest	Existing Entity[2]	% Interest in Existing Entity[1]	Cash/Units[3]
1950	TJ Maxx Centre	The Saul Schottenstein 1984-2011 Trust #7	LLC	TJ Center-I LLC	0.961850	Cash
1950	TJ Maxx Centre	The Saul Schottenstein 1984-2011 Trust #8	LLC	TJ Center-I LLC	0.961850	Cash
1950	TJ Maxx Centre	The Saul Schottenstein 1984-2011 Trust #9	LLC	TJ Center-I LLC	0.961850	Cash
1950	TJ Maxx Centre	The Saul Schottenstein 1984-2011 Trust #10	LLC	TJ Center-I LLC	0.961850	Cash

					100.000001

2114	University Park Shopping Center	Glosser Brothers Acquisition Inc.	LLC	GB Johnstown LLC	4.000000	Cash
2114	University Park Shopping Center	Schottenstein Stores Corporation	LLC	GB Johnstown LLC	96.000000	Cash

					100.000000

2211	Morse & Tamarack Shopping Center	Ann Schottenstein Deshe 1983 Discretionary Trust	LLC	High St. Tamarack LLC	6.666666	Cash
2211	Morse & Tamarack Shopping Center	Jay L. Schottenstein 1983 Discretionary Trust	LLC	High St. Tamarack LLC	13.333334	Units
2211	Morse & Tamarack Shopping Center	Lori Schottenstein 1984 Discretionary Trust	LLC	High St. Tamarack LLC	6.666666	Units
2211	Morse & Tamarack Shopping Center	Susan Schottenstein 1983 Discretionary Trust	LLC	High St. Tamarack LLC	6.666666	Cash
2211	Morse & Tamarack Shopping Center	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #1	LLC	High St. Tamarack LLC	1.666667	Units
2211	Morse & Tamarack Shopping Center	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #2	LLC	High St. Tamarack LLC	1.666667	Units
2211	Morse & Tamarack Shopping Center	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #3	LLC	High St. Tamarack LLC	1.666667	Units
2211	Morse & Tamarack Shopping Center	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #4	LLC	High St. Tamarack LLC	1.666667	Cash
2211	Morse & Tamarack Shopping Center	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #5	LLC	High St. Tamarack LLC	1.666667	Cash
2211	Morse & Tamarack Shopping Center	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #6	LLC	High St. Tamarack LLC	1.666667	Cash
2211	Morse & Tamarack Shopping Center	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #7	LLC	High St. Tamarack LLC	1.666667	Cash
2211	Morse & Tamarack Shopping Center	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #8	LLC	High St. Tamarack LLC	1.666667	Cash
2211	Morse & Tamarack Shopping Center	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #9	LLC	High St. Tamarack LLC	1.666667	Cash
2211	Morse & Tamarack Shopping Center	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #10	LLC	High St. Tamarack LLC	1.666667	Cash
2211	Morse & Tamarack Shopping Center	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #1	LLC	High St. Tamarack LLC	5.185185	Units
2211	Morse & Tamarack Shopping Center	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #2	LLC	High St. Tamarack LLC	5.185185	Units
2211	Morse & Tamarack Shopping Center	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #3	LLC	High St. Tamarack LLC	5.185185	Units
2211	Morse & Tamarack Shopping Center	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #4	LLC	High St. Tamarack LLC	2.222222	Cash
2211	Morse & Tamarack Shopping Center	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #5	LLC	High St. Tamarack LLC	2.222222	Cash
2211	Morse & Tamarack Shopping Center	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #6	LLC	High St. Tamarack LLC	2.222222	Cash
2211	Morse & Tamarack Shopping Center	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #7	LLC	High St. Tamarack LLC	2.222222	Cash
2211	Morse & Tamarack Shopping Center	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #8	LLC	High St. Tamarack LLC	2.962963	Cash
2211	Morse & Tamarack Shopping Center	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #9	LLC	High St. Tamarack LLC	2.962963	Cash
2211	Morse & Tamarack Shopping Center	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #10	LLC	High St. Tamarack LLC	2.962963	Cash

Property No.	Property Name	Contributing Member	Type of Interest	Existing Entity[2]	% Interest in Existing Entity[1]	Cash/Units[3]
2211	Morse & Tamarack Shopping Center	The Saul Schottenstein 1984-2011 Trust #1	LLC	High St. Tamarack LLC	1.666667	Units
2211	Morse & Tamarack Shopping Center	The Saul Schottenstein 1984-2011 Trust #2	LLC	High St. Tamarack LLC	1.666667	Units
2211	Morse & Tamarack Shopping Center	The Saul Schottenstein 1984-2011 Trust #3	LLC	High St. Tamarack LLC	1.666667	Units
2211	Morse & Tamarack Shopping Center	The Saul Schottenstein 1984-2011 Trust #4	LLC	High St. Tamarack LLC	1.666667	Cash
2211	Morse & Tamarack Shopping Center	The Saul Schottenstein 1984-2011 Trust #5	LLC	High St. Tamarack LLC	1.666667	Cash
2211	Morse & Tamarack Shopping Center	The Saul Schottenstein 1984-2011 Trust #6	LLC	High St. Tamarack LLC	1.666667	Cash
2211	Morse & Tamarack Shopping Center	The Saul Schottenstein 1984-2011 Trust #7	LLC	High St. Tamarack LLC	1.666667	Cash
2211	Morse & Tamarack Shopping Center	The Saul Schottenstein 1984-2011 Trust #8	LLC	High St. Tamarack LLC	1.666667	Cash
2211	Morse & Tamarack Shopping Center	The Saul Schottenstein 1984-2011 Trust #9	LLC	High St. Tamarack LLC	1.666667	Cash
2211	Morse & Tamarack Shopping Center	The Saul Schottenstein 1984-2011 Trust #10	LLC	High St. Tamarack LLC	1.666667	Cash

					99.999999

2410	Marion Plaza	Ann Schottenstein Deshe 1983 Discretionary Trust	LLC	JAL Marion Plaza LLC	12.500000	Cash
2410	Marion Plaza	Jay L. Schottenstein 1983 Discretionary Trust	LLC	JAL Marion Plaza LLC	12.500000	Units
2410	Marion Plaza	Lori Schottenstein 1984 Discretionary Trust	LLC	JAL Marion Plaza LLC	12.500000	Units
2410	Marion Plaza	Susan Schottenstein 1983 Discretionary Trust	LLC	JAL Marion Plaza LLC	12.500000	Cash
2410	Marion Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #1	LLC	JAL Marion Plaza LLC	7.777778	Units
2410	Marion Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #2	LLC	JAL Marion Plaza LLC	7.777778	Units
2410	Marion Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #3	LLC	JAL Marion Plaza LLC	7.777778	Units
2410	Marion Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #4	LLC	JAL Marion Plaza LLC	3.333333	Cash
2410	Marion Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #5	LLC	JAL Marion Plaza LLC	3.333334	Cash
2410	Marion Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #6	LLC	JAL Marion Plaza LLC	3.333334	Cash
2410	Marion Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #7	LLC	JAL Marion Plaza LLC	3.333334	Cash
2410	Marion Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #8	LLC	JAL Marion Plaza LLC	4.444444	Cash
2410	Marion Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #9	LLC	JAL Marion Plaza LLC	4.444445	Cash
2410	Marion Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #10	LLC	JAL Marion Plaza LLC	4.444445	Cash

					100.000000

2411	Roberts Road Industrial Park	Ann Schottenstein Deshe 1983 Discretionary Trust	LLC	JAL Roberts Road LLC	12.500000	Cash
2411	Roberts Road Industrial Park	Jay L. Schottenstein 1983 Discretionary Trust	LLC	JAL Roberts Road LLC	12.500000	Units
2411	Roberts Road Industrial Park	Lori Schottenstein 1984 Discretionary Trust	LLC	JAL Roberts Road LLC	12.500000	Units
2411	Roberts Road Industrial Park	Susan Schottenstein 1983 Discretionary Trust	LLC	JAL Roberts Road LLC	12.500000	Cash
2411	Roberts Road Industrial Park	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #1	LLC	JAL Roberts Road LLC	7.777778	Units
2411	Roberts Road Industrial Park	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #2	LLC	JAL Roberts Road LLC	7.777778	Units

Property No.	Property Name	Contributing Member	Type of Interest	Existing Entity[2]	% Interest in Existing Entity[1]	Cash/Units[3]
2411	Roberts Road Industrial Park	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #3	LLC	JAL Roberts Road LLC	7.777778	Units
2411	Roberts Road Industrial Park	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #4	LLC	JAL Roberts Road LLC	3.333333	Cash
2411	Roberts Road Industrial Park	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #5	LLC	JAL Roberts Road LLC	3.333334	Cash
2411	Roberts Road Industrial Park	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #6	LLC	JAL Roberts Road LLC	3.333334	Cash
2411	Roberts Road Industrial Park	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #7	LLC	JAL Roberts Road LLC	3.333334	Cash
2411	Roberts Road Industrial Park	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #8	LLC	JAL Roberts Road LLC	4.444444	Cash
2411	Roberts Road Industrial Park	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #9	LLC	JAL Roberts Road LLC	4.444445	Cash
2411	Roberts Road Industrial Park	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #10	LLC	JAL Roberts Road LLC	4.444445	Cash

					100.000000

2451	Latonia Centre	Ann Schottenstein Deshe 1983 Discretionary Trust	LLC	J&S Latonia Centre KY LLC	10.000000	Cash
2451	Latonia Centre	Jay L. Schottenstein 1983 Discretionary Trust	LLC	J&S Latonia Centre KY LLC	20.000000	Units
2451	Latonia Centre	Lori Schottenstein 1984 Discretionary Trust	LLC	J&S Latonia Centre KY LLC	10.000000	Units
2451	Latonia Centre	Susan Schottenstein 1983 Discretionary Trust	LLC	J&S Latonia Centre KY LLC	10.000000	Cash
2451	Latonia Centre	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #1	LLC	J&S Latonia Centre KY LLC	2.500000	Units
2451	Latonia Centre	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #2	LLC	J&S Latonia Centre KY LLC	2.500000	Units
2451	Latonia Centre	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #3	LLC	J&S Latonia Centre KY LLC	2.500000	Units
2451	Latonia Centre	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #4	LLC	J&S Latonia Centre KY LLC	2.500000	Cash
2451	Latonia Centre	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #5	LLC	J&S Latonia Centre KY LLC	2.500000	Cash
2451	Latonia Centre	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #6	LLC	J&S Latonia Centre KY LLC	2.500000	Cash
2451	Latonia Centre	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #7	LLC	J&S Latonia Centre KY LLC	2.500000	Cash
2451	Latonia Centre	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #8	LLC	J&S Latonia Centre KY LLC	2.500000	Cash
2451	Latonia Centre	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #9	LLC	J&S Latonia Centre KY LLC	2.500000	Cash
2451	Latonia Centre	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #10	LLC	J&S Latonia Centre KY LLC	2.500000	Cash
2451	Latonia Centre	The Saul Schottenstein 1984-2011 Trust #1	LLC	J&S Latonia Centre KY LLC	2.500000	Units
2451	Latonia Centre	The Saul Schottenstein 1984-2011 Trust #2	LLC	J&S Latonia Centre KY LLC	2.500000	Units
2451	Latonia Centre	The Saul Schottenstein 1984-2011 Trust #3	LLC	J&S Latonia Centre KY LLC	2.500000	Units
2451	Latonia Centre	The Saul Schottenstein 1984-2011 Trust #4	LLC	J&S Latonia Centre KY LLC	2.500000	Cash
2451	Latonia Centre	The Saul Schottenstein 1984-2011 Trust #5	LLC	J&S Latonia Centre KY LLC	2.500000	Cash
2451	Latonia Centre	The Saul Schottenstein 1984-2011 Trust #6	LLC	J&S Latonia Centre KY LLC	2.500000	Cash
2451	Latonia Centre	The Saul Schottenstein 1984-2011 Trust #7	LLC	J&S Latonia Centre KY LLC	2.500000	Cash
2451	Latonia Centre	The Saul Schottenstein 1984-2011 Trust #8	LLC	J&S Latonia Centre KY LLC	2.500000	Cash
2451	Latonia Centre	The Saul Schottenstein 1984-2011 Trust #9	LLC	J&S Latonia Centre KY LLC	2.500000	Cash
2451	Latonia Centre	The Saul Schottenstein 1984-2011 Trust #10	LLC	J&S Latonia Centre KY LLC	2.500000	Cash

Property No.	Property Name	Contributing Member	Type of Interest	Existing Entity[2]	% Interest in Existing Entity[1]	Cash/Units[3]
					100.000000
2510	Jerome Realty	Ann Schottenstein Deshe 1983 Discretionary Trust	LLC	JR 2932-2938 E. Broad LLC	3.531750	Cash
2510	Jerome Realty	GSH Miami, LLC	LLC	JR 2932-2938 E. Broad LLC	4.266000	Units
2510	Jerome Realty	Jay L. Schottenstein 1983 Discretionary Trust	LLC	JR 2932-2938 E. Broad LLC	6.021750	Units
2510	Jerome Realty	Lori Schottenstein 1984 Discretionary Trust	LLC	JR 2932-2938 E. Broad LLC	3.531750	Units
2510	Jerome Realty	Nebur Holding Company LLC	LLC	JR 2932-2938 E. Broad LLC	50.000000	Cash
2510	Jerome Realty	Susan Schottenstein 1983 Discretionary Trust	LLC	JR 2932-2938 E. Broad LLC	3.531750	Cash
2510	Jerome Realty	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #1	LLC	JR 2932-2938 E. Broad LLC	0.620000	Units
2510	Jerome Realty	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #2	LLC	JR 2932-2938 E. Broad LLC	0.620000	Units
2510	Jerome Realty	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #3	LLC	JR 2932-2938 E. Broad LLC	0.620000	Units
2510	Jerome Realty	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #4	LLC	JR 2932-2938 E. Broad LLC	0.620000	Cash
2510	Jerome Realty	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #5	LLC	JR 2932-2938 E. Broad LLC	0.620000	Cash
2510	Jerome Realty	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #6	LLC	JR 2932-2938 E. Broad LLC	0.620000	Cash
2510	Jerome Realty	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #7	LLC	JR 2932-2938 E. Broad LLC	0.620000	Cash
2510	Jerome Realty	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #8	LLC	JR 2932-2938 E. Broad LLC	0.620000	Cash
2510	Jerome Realty	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #9	LLC	JR 2932-2938 E. Broad LLC	0.620000	Cash
2510	Jerome Realty	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #10	LLC	JR 2932-2938 E. Broad LLC	0.620000	Cash
2510	Jerome Realty	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #1	LLC	JR 2932-2938 E. Broad LLC	2.592644	Units
2510	Jerome Realty	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #2	LLC	JR 2932-2938 E. Broad LLC	2.592645	Units
2510	Jerome Realty	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #3	LLC	JR 2932-2938 E. Broad LLC	2.592645	Units
2510	Jerome Realty	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #4	LLC	JR 2932-2938 E. Broad LLC	1.111133	Cash
2510	Jerome Realty	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #5	LLC	JR 2932-2938 E. Broad LLC	1.111133	Cash
2510	Jerome Realty	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #6	LLC	JR 2932-2938 E. Broad LLC	1.111133	Cash
2510	Jerome Realty	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #7	LLC	JR 2932-2938 E. Broad LLC	1.111133	Cash
2510	Jerome Realty	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #8	LLC	JR 2932-2938 E. Broad LLC	1.481511	Cash
2510	Jerome Realty	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #9	LLC	JR 2932-2938 E. Broad LLC	1.481511	Cash
2510	Jerome Realty	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #10	LLC	JR 2932-2938 E. Broad LLC	1.481511	Cash
2510	Jerome Realty	The Saul Schottenstein 1984-2011 Trust #1	LLC	JR 2932-2938 E. Broad LLC	0.625000	Units
2510	Jerome Realty	The Saul Schottenstein 1984-2011 Trust #2	LLC	JR 2932-2938 E. Broad LLC	0.625000	Units
2510	Jerome Realty	The Saul Schottenstein 1984-2011 Trust #3	LLC	JR 2932-2938 E. Broad LLC	0.625000	Units
2510	Jerome Realty	The Saul Schottenstein 1984-2011 Trust #4	LLC	JR 2932-2938 E. Broad LLC	0.625000	Cash
2510	Jerome Realty	The Saul Schottenstein 1984-2011 Trust #5	LLC	JR 2932-2938 E. Broad LLC	0.625000	Cash
2510	Jerome Realty	The Saul Schottenstein 1984-2011 Trust #6	LLC	JR 2932-2938 E. Broad LLC	0.625000	Cash

Property No.	Property Name	Contributing Member	Type of Interest	Existing Entity[2]	% Interest in Existing Entity[1]	Cash/Units[3]
2510	Jerome Realty	The Saul Schottenstein 1984-2011 Trust #7	LLC	JR 2932-2938 E. Broad LLC	0.625000	Cash
2510	Jerome Realty	The Saul Schottenstein 1984-2011 Trust #8	LLC	JR 2932-2938 E. Broad LLC	0.625000	Cash
2510	Jerome Realty	The Saul Schottenstein 1984-2011 Trust #9	LLC	JR 2932-2938 E. Broad LLC	0.625000	Cash
2510	Jerome Realty	The Saul Schottenstein 1984-2011 Trust #10	LLC	JR 2932-2938 E. Broad LLC	0.625000	Cash

					100.000000

2611	Market Place	Jubilee Limited Partnership	LLC	JLP-Fairview Heights, LLC	100.000000	Units

2612	Crossings at Westland	Jubilee Limited Partnership	LLC	Jubilee-Westland, LLC	100.000000	Units

2613	Crossings at Taylor	Jubilee Limited Partnership	LLC	Jubilee-Taylor, LLC	100.000000	Units

2614	Golden Triangle Mall	Jubilee Limited Partnership	LLC	JLP-Denton LLC	100.000000	Units
Note: JLP-Denton LLC is the 0.1% GP of Jubilee-Golden Triangle LP, the owner of the Property.

2614	Golden Triangle Mall	Jubilee Limited Partnership	LP	Jubilee-Golden Triangle LP	99.900000	Units

2615	Polaris Outparcel	Jubilee Limited Partnership	LLC	SSC-Polaris LLC	100.000000	Units
Note: SSC-Polaris LLC holds a ground lease interest in the Property.

2622	Ruther Glen Warehouse	Jubilee Limited Partnership	LLC	JLP-Ruther Glen, LLC	100.000000	Units

2623	Colorado Springs Land	Jubilee Limited Partnership	LLC	JLP-Colorado Springs CO LLC	100.000000	Units

2625	Boardman Mall	Jubilee Limited Partnership	LLC	JLP-Youngstown, LLC	100.000000	Units

2626	Columbia Mall	Jubilee Limited Partnership	LLC	JLP-Columbia, LLC	100.000000	Units

2627	Huntington Mall	Jubilee Limited Partnership	LLC	JLP-Barboursville LLC	100.000000	Units

2632	Monroe Street Crossings	Jubilee Limited Partnership	LLC	JLP-Toledo Monroe, LLC	100.000000	Units

2633	Spring Meadow Shopping Center	Jubilee Limited Partnership	LLC	JLP-Spring Meadow LLC	100.000000	Units

Property No.	Property Name	Contributing Member	Type of Interest	Existing Entity[2]	% Interest in Existing Entity[1]	Cash/Units[3]
2634	Northlake Commons	Jubilee Limited Partnership	LLC	JLP-North Lake, LLC	100.000000	Units

2635	Hart Road Plaza	Jubilee Limited Partnership	LLC	JLP-Pueblo CO LLC	100.000000	Units
Note: JLP-Pueblo CO LLC holds a leasehold interest in the Property.

2636	Sun Center	Jubilee Limited Partnership	LLC	Jubilee-Sawmill LLC	100.000000	Units

2637	Baileys Crossroads Shopping Center	Jubilee Limited Partnership	LLC	JLP-Baileys Crossroads VA LLC	100.000000	Units
Note: JLP-Baileys Crossroads VA LLC holds a leasehold interest in the Property.

2638	West Oaks Crossing	Jubilee Limited Partnership	LLC	JLP-Novi MI LLC	100.000000	Units
Note: JLP-Novi MI LLC holds a leasehold interest in the Property.

2640	West Broad Street Crossings	Jubilee Limited Partnership	LLC	Jubilee-Richmond, LLC	100.000000	Units

2641	River Oaks West Mall	Benton Kraner	LLC	JLP-River Oaks West LLC	1.500000	Units
2641	River Oaks West Mall	Edward Arndt	LLC	JLP-River Oaks West LLC	2.000000	Units
2641	River Oaks West Mall	Gerald Greenfield	LLC	JLP-River Oaks West LLC	1.500000	Units
2641	River Oaks West Mall	Jeff Gould	LLC	JLP-River Oaks West LLC	4.000000	Units
2641	River Oaks West Mall	Jubilee Limited Partnership	LLC	JLP-River Oaks West LLC	90.000000	Units
2641	River Oaks West Mall	Michael Schiff	LLC	JLP-River Oaks West LLC	1.000000	Units

					100.000000

2642	Springdale Plaza	Benton Kraner	LLC	Jubilee-Springdale, LLC	1.500000	Units
2642	Springdale Plaza	Edward Arndt	LLC	Jubilee-Springdale, LLC	1.500000	Units
2642	Springdale Plaza	Gerald Greenfield	LLC	Jubilee-Springdale, LLC	1.000000	Units
2642	Springdale Plaza	Jeff Gould	LLC	Jubilee-Springdale, LLC	3.500000	Units
2642	Springdale Plaza	Jubilee Limited Partnership	LLC	Jubilee-Springdale, LLC	90.000000	Units
2642	Springdale Plaza	Mark Ungar	LLC	Jubilee-Springdale, LLC	1.000000	Units
2642	Springdale Plaza	Michael Schiff	LLC	Jubilee-Springdale, LLC	1.000000	Units
2642	Springdale Plaza	Tod Friedman	LLC	Jubilee-Springdale, LLC	0.500000	Units

					100.000000

2645	Fairfield Commons	Jubilee Limited Partnership	LLC	JLP-Beavercreek LLC	100.000000	Units

Property No.	Property Name	Contributing Member	Type of Interest	Existing Entity[2]	% Interest in Existing Entity[1]	Cash/Units[3]
2646	Crossways Shopping Center	Benton Kraner	LLC	Jubilee-Chesapeake Equity LLC	1.500000	Units
2646	Crossways Shopping Center	Edward Arndt	LLC	Jubilee-Chesapeake Equity LLC	1.500000	Units
2646	Crossways Shopping Center	Gerald Greenfield	LLC	Jubilee-Chesapeake Equity LLC	1.000000	Units
2646	Crossways Shopping Center	Jeff Gould	LLC	Jubilee-Chesapeake Equity LLC	3.500000	Units
2646	Crossways Shopping Center	Jubilee Limited Partnership	LLC	Jubilee-Chesapeake Equity LLC	90.000000	Units
2646	Crossways Shopping Center	Mark Ungar	LLC	Jubilee-Chesapeake Equity LLC	1.000000	Units
2646	Crossways Shopping Center	Michael Schiff	LLC	Jubilee-Chesapeake Equity LLC	1.000000	Units
2646	Crossways Shopping Center	Tod Friedman	LLC	Jubilee-Chesapeake Equity LLC	0.500000	Units

					100.000000

Note: Jubilee-Chesapeake Equity LLC is the 100% owner of JLP-Chesapeake LLC, the owner of the Property.

2646	Crossways Shopping Center Leasehold Interest	Jubilee Limited Partnership	LLC	JLP-MWL Chesapeake LLC	100.000000	Units
Note: JLP-MWL Chesapeake LLC holds a leasehold interest in the Property. JLP-Chesapeake LLC is the owner of the Property.

2648	Coolsprings Plaza	Jubilee Limited Partnership	LLC	Jubilee-Coolsprings LLC	100.000000	Units

2652	Oakland Square Shopping Center	Jubilee Limited Partnership	LLC	JLP-Troy MI LLC	100.000000	Units
Note: JLP-Troy MI LLC holds a leasehold interest in the Property.

2654	Shoppes at Rivergate	Jubilee Limited Partnership	LLC	JLP-Madison LLC	100.000000	Units

2655	Crossroads Shopping Center	Jubilee Limited Partnership	LLC	JLP-Cary LLC	100.000000	Units

2657	Lakeview Plaza Value City Furniture	Jubilee Limited Partnership	LLC	JLP-Orland Park LLC	100.000000	Units
Note: JLP-Orland Park LLC holds a ground lease interest in the Property.

2659	Cranberry Mall	Benton Kraner	LLC	JLP-Cranberry LLC	1.500000	Units
2659	Cranberry Mall	Edward Arndt	LLC	JLP-Cranberry LLC	1.500000	Units
2659	Cranberry Mall	Gerald Greenfield	LLC	JLP-Cranberry LLC	1.000000	Units
2659	Cranberry Mall	Jeff Gould	LLC	JLP-Cranberry LLC	3.500000	Units
2659	Cranberry Mall	Jubilee Limited Partnership	LLC	JLP-Cranberry LLC	90.000000	Units
2659	Cranberry Mall	Mark Ungar	LLC	JLP-Cranberry LLC	1.000000	Units
2659	Cranberry Mall	Michael Schiff	LLC	JLP-Cranberry LLC	1.000000	Units

Property No.	Property Name	Contributing Member	Type of Interest	Existing Entity[2]	% Interest in Existing Entity[1]	Cash/Units[3]
2659	Cranberry Mall	Tod Friedman	LLC	JLP-Cranberry LLC	0.500000	Units

					100.000000

2660	Chesterfield Town Court	Jubilee Limited Partnership	LLC	JLP-Richmond LLC	100.000000	Units

2661	Crossings at Hobart Leasehold Interest	Jubilee Limited Partnership	LLC	SM Hobart Lease LLC	100.000000	Units
Note: SM Hobart Lease LLC holds a leasehold interest in the Property. Crossings at Hobart-I, LLC is the owner of the Property.

2662	Kentwood Town Center	Jubilee Limited Partnership	LLC	JLP-Kentwood LLC	100.000000	Units

2663	Harvard Park	Benton Kraner	LLC	JLP-Harvard Park LLC	1.500000	Units
2663	Harvard Park	Edward Arndt	LLC	JLP-Harvard Park LLC	1.500000	Units
2663	Harvard Park	Gerald Greenfield	LLC	JLP-Harvard Park LLC	1.000000	Units
2663	Harvard Park	Jeff Gould	LLC	JLP-Harvard Park LLC	3.500000	Units
2663	Harvard Park	Jubilee Limited Partnership	LLC	JLP-Harvard Park LLC	90.000000	Units
2663	Harvard Park	Mark Ungar	LLC	JLP-Harvard Park LLC	1.000000	Units
2663	Harvard Park	Michael Schiff	LLC	JLP-Harvard Park LLC	1.000000	Units
2663	Harvard Park	Tod Friedman	LLC	JLP-Harvard Park LLC	0.500000	Units

					100.000000

2665	West Broad Street Plaza I	Jubilee Limited Partnership	LLC	Jubilee-TRS West Broad LLC	100.000000	Units

2666	Biscayne Center	Jubilee Limited Partnership	LLC	JLP-Aventura LLC	100.000000	Units

2667	Burlington Place	Jubilee Limited Partnership	LLC	JLP-Florence KY LLC	100.000000	Units

2668	Prince William Plaza	Jubilee Limited Partnership	LLC	Woodbridge VA — JLP LLC	100.000000	Units

2669	555 Yearling	Jubilee Limited Partnership	LLC	JLP-555 Yearling LLC	100.000000	Units

2671	Sawmill Road Land	Jubilee Limited Partnership	LLC	JLP-Bright Rd LLC	100.000000	Units

2676	Kohl’s Shopping Center	Jubilee Limited Partnership	LLC	JLP-Annapolis MD LLC	100.000000	Units
Note: JLP-Annapolis MD LLC holds a leasehold interest in the Property.

Property No.	Property Name	Contributing Member	Type of Interest	Existing Entity[2]	% Interest in Existing Entity[1]	Cash/Units[3]
2677	Crossings at Taylor Leasehold Interest	Jubilee Limited Partnership	LLC	JLP-Taylor Lease LLC	100.000000	Units
Note: JLP-Taylor Lease LLC holds a leasehold interest in the Property. Jubilee-Taylor, LLC is the owner of the Property.

2678	Plainfield Crossing	Jubilee Limited Partnership	LLC	JLP-Plainfield LLC	100.000000	Units

2679	Webster Square	Jubilee Limited Partnership	LLC	JLP-Nashua NH LLC	100.000000	Units

2711, 2721	North Mall Shops, Lynnhaven East Shopping Center	Jubilee Limited Partnership	LLC	JLP-Lynnhaven VA LLC	100.000000	Units

2915	West Broad Plaza II	Ann Schottenstein Deshe 1983 Discretionary Trust	LLC	Morse Road Company — I LLC	4.149920	Cash
2915	West Broad Plaza II	Daniel Matthew Deshe 1987 Subchapter S Trust	LLC	Morse Road Company — I LLC	1.549000	Cash
2915	West Broad Plaza II	Dara Lauren Deshe 1985 Subchapter S Trust	LLC	Morse Road Company — I LLC	1.549000	Cash
2915	West Broad Plaza II	David Scott Deshe 1983 Subchapter S Trust	LLC	Morse Road Company — I LLC	1.549000	Cash
2915	West Broad Plaza II	Elie Michael Deshe 1983 Subchapter S Trust	LLC	Morse Road Company — I LLC	1.549000	Cash
2915	West Broad Plaza II	GSH Miami, LLC	LLC	Morse Road Company — I LLC	0.170000	Units
2915	West Broad Plaza II	Jay L. Schottenstein 1983 Discretionary Trust	LLC	Morse Road Company — I LLC	7.399840	Units
2915	West Broad Plaza II	Jay Schottenstein 2009 Subchapter S Trust No. 1	LLC	Morse Road Company — I LLC	1.435000	Units
2915	West Broad Plaza II	Jay Schottenstein 2009 Subchapter S Trust No. 2	LLC	Morse Road Company — I LLC	1.435000	Units
2915	West Broad Plaza II	Jay Schottenstein 2009 Subchapter S Trust No. 3	LLC	Morse Road Company — I LLC	1.435000	Units
2915	West Broad Plaza II	Lori Schottenstein 1984 Discretionary Trust	LLC	Morse Road Company — I LLC	10.346320	Units
2915	West Broad Plaza II	Susan Schottenstein 1983 Discretionary Trust	LLC	Morse Road Company — I LLC	3.158620	Cash
2915	West Broad Plaza II	Susan Schottenstein Diamond 1987 Irrevocable Trust	LLC	Morse Road Company — I LLC	7.187700	Cash
2915	West Broad Plaza II	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #1	LLC	Morse Road Company — I LLC	1.034770	Units
2915	West Broad Plaza II	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #2	LLC	Morse Road Company — I LLC	1.034770	Units
2915	West Broad Plaza II	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #3	LLC	Morse Road Company — I LLC	1.034770	Units
2915	West Broad Plaza II	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #4	LLC	Morse Road Company — I LLC	1.034770	Cash
2915	West Broad Plaza II	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #5	LLC	Morse Road Company — I LLC	1.034770	Cash
2915	West Broad Plaza II	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #6	LLC	Morse Road Company — I LLC	1.034770	Cash
2915	West Broad Plaza II	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #7	LLC	Morse Road Company — I LLC	1.034770	Cash
2915	West Broad Plaza II	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #8	LLC	Morse Road Company — I LLC	1.034770	Cash
2915	West Broad Plaza II	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #9	LLC	Morse Road Company — I LLC	1.034770	Cash
2915	West Broad Plaza II	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #10	LLC	Morse Road Company — I LLC	1.034770	Cash

Property No.	Property Name	Contributing Member	Type of Interest	Existing Entity[2]	% Interest in Existing Entity[1]	Cash/Units[3]
2915	West Broad Plaza II	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #1	LLC	Morse Road Company — I LLC	6.676226	Units
2915	West Broad Plaza II	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #2	LLC	Morse Road Company — I LLC	6.676227	Units
2915	West Broad Plaza II	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #3	LLC	Morse Road Company — I LLC	6.676227	Units
2915	West Broad Plaza II	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #4	LLC	Morse Road Company — I LLC	2.861240	Cash
2915	West Broad Plaza II	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #5	LLC	Morse Road Company — I LLC	2.861240	Cash
2915	West Broad Plaza II	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #6	LLC	Morse Road Company — I LLC	2.861240	Cash
2915	West Broad Plaza II	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #7	LLC	Morse Road Company — I LLC	2.861240	Cash
2915	West Broad Plaza II	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #8	LLC	Morse Road Company — I LLC	3.814986	Cash
2915	West Broad Plaza II	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #9	LLC	Morse Road Company — I LLC	3.814987	Cash
2915	West Broad Plaza II	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #10	LLC	Morse Road Company — I LLC	3.814987	Cash
2915	West Broad Plaza II	The Saul Schottenstein 1984-2011 Trust #1	LLC	Morse Road Company — I LLC	0.382030	Units
2915	West Broad Plaza II	The Saul Schottenstein 1984-2011 Trust #2	LLC	Morse Road Company — I LLC	0.382030	Units
2915	West Broad Plaza II	The Saul Schottenstein 1984-2011 Trust #3	LLC	Morse Road Company — I LLC	0.382030	Units
2915	West Broad Plaza II	The Saul Schottenstein 1984-2011 Trust #4	LLC	Morse Road Company — I LLC	0.382030	Cash
2915	West Broad Plaza II	The Saul Schottenstein 1984-2011 Trust #5	LLC	Morse Road Company — I LLC	0.382030	Cash
2915	West Broad Plaza II	The Saul Schottenstein 1984-2011 Trust #6	LLC	Morse Road Company — I LLC	0.382030	Cash
2915	West Broad Plaza II	The Saul Schottenstein 1984-2011 Trust #7	LLC	Morse Road Company — I LLC	0.382030	Cash
2915	West Broad Plaza II	The Saul Schottenstein 1984-2011 Trust #8	LLC	Morse Road Company — I LLC	0.382030	Cash
2915	West Broad Plaza II	The Saul Schottenstein 1984-2011 Trust #9	LLC	Morse Road Company — I LLC	0.382030	Cash
2915	West Broad Plaza II	The Saul Schottenstein 1984-2011 Trust #10	LLC	Morse Road Company — I LLC	0.382030	Cash

					99.999999

3810	Lockbourne and Frebis	Ann Schottenstein Deshe 1983 Discretionary Trust	LLC	SHC Lockbourne Rd LLC	6.666666	Cash
3810	Lockbourne and Frebis	Jay L. Schottenstein 1983 Discretionary Trust	LLC	SHC Lockbourne Rd LLC	13.333334	Units
3810	Lockbourne and Frebis	Lori Schottenstein 1984 Discretionary Trust	LLC	SHC Lockbourne Rd LLC	6.666666	Units
3810	Lockbourne and Frebis	Susan Schottenstein 1983 Discretionary Trust	LLC	SHC Lockbourne Rd LLC	6.666666	Cash
3810	Lockbourne and Frebis	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #1	LLC	SHC Lockbourne Rd LLC	1.666667	Units
3810	Lockbourne and Frebis	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #2	LLC	SHC Lockbourne Rd LLC	1.666667	Units
3810	Lockbourne and Frebis	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #3	LLC	SHC Lockbourne Rd LLC	1.666667	Units
3810	Lockbourne and Frebis	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #4	LLC	SHC Lockbourne Rd LLC	1.666667	Cash
3810	Lockbourne and Frebis	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #5	LLC	SHC Lockbourne Rd LLC	1.666667	Cash
3810	Lockbourne and Frebis	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #6	LLC	SHC Lockbourne Rd LLC	1.666667	Cash
3810	Lockbourne and Frebis	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #7	LLC	SHC Lockbourne Rd LLC	1.666667	Cash
3810	Lockbourne and Frebis	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #8	LLC	SHC Lockbourne Rd LLC	1.666667	Cash

Property No.	Property Name	Contributing Member	Type of Interest	Existing Entity[2]	% Interest in Existing Entity[1]	Cash/Units[3]
3810	Lockbourne and Frebis	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #9	LLC	SHC Lockbourne Rd LLC	1.666667	Cash
3810	Lockbourne and Frebis	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #10	LLC	SHC Lockbourne Rd LLC	1.666667	Cash
3810	Lockbourne and Frebis	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #1	LLC	SHC Lockbourne Rd LLC	5.185185	Units
3810	Lockbourne and Frebis	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #2	LLC	SHC Lockbourne Rd LLC	5.185185	Units
3810	Lockbourne and Frebis	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #3	LLC	SHC Lockbourne Rd LLC	5.185185	Units
3810	Lockbourne and Frebis	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #4	LLC	SHC Lockbourne Rd LLC	2.222222	Cash
3810	Lockbourne and Frebis	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #5	LLC	SHC Lockbourne Rd LLC	2.222222	Cash
3810	Lockbourne and Frebis	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #6	LLC	SHC Lockbourne Rd LLC	2.222222	Cash
3810	Lockbourne and Frebis	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #7	LLC	SHC Lockbourne Rd LLC	2.222222	Cash
3810	Lockbourne and Frebis	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #8	LLC	SHC Lockbourne Rd LLC	2.962963	Cash
3810	Lockbourne and Frebis	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #9	LLC	SHC Lockbourne Rd LLC	2.962963	Cash
3810	Lockbourne and Frebis	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #10	LLC	SHC Lockbourne Rd LLC	2.962963	Cash
3810	Lockbourne and Frebis	The Saul Schottenstein 1984-2011 Trust #1	LLC	SHC Lockbourne Rd LLC	1.666667	Units
3810	Lockbourne and Frebis	The Saul Schottenstein 1984-2011 Trust #2	LLC	SHC Lockbourne Rd LLC	1.666667	Units
3810	Lockbourne and Frebis	The Saul Schottenstein 1984-2011 Trust #3	LLC	SHC Lockbourne Rd LLC	1.666667	Units
3810	Lockbourne and Frebis	The Saul Schottenstein 1984-2011 Trust #4	LLC	SHC Lockbourne Rd LLC	1.666667	Cash
3810	Lockbourne and Frebis	The Saul Schottenstein 1984-2011 Trust #5	LLC	SHC Lockbourne Rd LLC	1.666667	Cash
3810	Lockbourne and Frebis	The Saul Schottenstein 1984-2011 Trust #6	LLC	SHC Lockbourne Rd LLC	1.666667	Cash
3810	Lockbourne and Frebis	The Saul Schottenstein 1984-2011 Trust #7	LLC	SHC Lockbourne Rd LLC	1.666667	Cash
3810	Lockbourne and Frebis	The Saul Schottenstein 1984-2011 Trust #8	LLC	SHC Lockbourne Rd LLC	1.666667	Cash
3810	Lockbourne and Frebis	The Saul Schottenstein 1984-2011 Trust #9	LLC	SHC Lockbourne Rd LLC	1.666667	Cash
3810	Lockbourne and Frebis	The Saul Schottenstein 1984-2011 Trust #10	LLC	SHC Lockbourne Rd LLC	1.666667	Cash

					99.999999

3811	Gallia Street Plaza	Ann Schottenstein Deshe 1983 Discretionary Trust	LLC	SHC Portsmouth LLC	6.666666	Cash
3811	Gallia Street Plaza	Jay L. Schottenstein 1983 Discretionary Trust	LLC	SHC Portsmouth LLC	13.333334	Units
3811	Gallia Street Plaza	Lori Schottenstein 1984 Discretionary Trust	LLC	SHC Portsmouth LLC	6.666666	Units
3811	Gallia Street Plaza	Susan Schottenstein 1983 Discretionary Trust	LLC	SHC Portsmouth LLC	6.666666	Cash
3811	Gallia Street Plaza	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #1	LLC	SHC Portsmouth LLC	1.666667	Units
3811	Gallia Street Plaza	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #2	LLC	SHC Portsmouth LLC	1.666667	Units
3811	Gallia Street Plaza	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #3	LLC	SHC Portsmouth LLC	1.666667	Units
3811	Gallia Street Plaza	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #4	LLC	SHC Portsmouth LLC	1.666667	Cash
3811	Gallia Street Plaza	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #5	LLC	SHC Portsmouth LLC	1.666667	Cash
3811	Gallia Street Plaza	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #6	LLC	SHC Portsmouth LLC	1.666667	Cash

Property No.	Property Name	Contributing Member	Type of Interest	Existing Entity[2]	% Interest in Existing Entity[1]	Cash/Units[3]
3811	Gallia Street Plaza	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #7	LLC	SHC Portsmouth LLC	1.666667	Cash
3811	Gallia Street Plaza	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #8	LLC	SHC Portsmouth LLC	1.666667	Cash
3811	Gallia Street Plaza	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #9	LLC	SHC Portsmouth LLC	1.666667	Cash
3811	Gallia Street Plaza	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #10	LLC	SHC Portsmouth LLC	1.666667	Cash
3811	Gallia Street Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #1	LLC	SHC Portsmouth LLC	5.185185	Units
3811	Gallia Street Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #2	LLC	SHC Portsmouth LLC	5.185185	Units
3811	Gallia Street Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #3	LLC	SHC Portsmouth LLC	5.185185	Units
3811	Gallia Street Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #4	LLC	SHC Portsmouth LLC	2.222222	Cash
3811	Gallia Street Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #5	LLC	SHC Portsmouth LLC	2.222222	Cash
3811	Gallia Street Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #6	LLC	SHC Portsmouth LLC	2.222222	Cash
3811	Gallia Street Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #7	LLC	SHC Portsmouth LLC	2.222222	Cash
3811	Gallia Street Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #8	LLC	SHC Portsmouth LLC	2.962963	Cash
3811	Gallia Street Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #9	LLC	SHC Portsmouth LLC	2.962963	Cash
3811	Gallia Street Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #10	LLC	SHC Portsmouth LLC	2.962963	Cash
3811	Gallia Street Plaza	The Saul Schottenstein 1984-2011 Trust #1	LLC	SHC Portsmouth LLC	1.666667	Units
3811	Gallia Street Plaza	The Saul Schottenstein 1984-2011 Trust #2	LLC	SHC Portsmouth LLC	1.666667	Units
3811	Gallia Street Plaza	The Saul Schottenstein 1984-2011 Trust #3	LLC	SHC Portsmouth LLC	1.666667	Units
3811	Gallia Street Plaza	The Saul Schottenstein 1984-2011 Trust #4	LLC	SHC Portsmouth LLC	1.666667	Cash
3811	Gallia Street Plaza	The Saul Schottenstein 1984-2011 Trust #5	LLC	SHC Portsmouth LLC	1.666667	Cash
3811	Gallia Street Plaza	The Saul Schottenstein 1984-2011 Trust #6	LLC	SHC Portsmouth LLC	1.666667	Cash
3811	Gallia Street Plaza	The Saul Schottenstein 1984-2011 Trust #7	LLC	SHC Portsmouth LLC	1.666667	Cash
3811	Gallia Street Plaza	The Saul Schottenstein 1984-2011 Trust #8	LLC	SHC Portsmouth LLC	1.666667	Cash
3811	Gallia Street Plaza	The Saul Schottenstein 1984-2011 Trust #9	LLC	SHC Portsmouth LLC	1.666667	Cash
3811	Gallia Street Plaza	The Saul Schottenstein 1984-2011 Trust #10	LLC	SHC Portsmouth LLC	1.666667	Cash

					99.999999

3815	Sandusky Street Plaza	Ann Schottenstein Deshe 1983 Discretionary Trust	LLC	SHC Delaware LLC	6.666666	Cash
3815	Sandusky Street Plaza	Jay L. Schottenstein 1983 Discretionary Trust	LLC	SHC Delaware LLC	13.333334	Units
3815	Sandusky Street Plaza	Lori Schottenstein 1984 Discretionary Trust	LLC	SHC Delaware LLC	6.666666	Units
3815	Sandusky Street Plaza	Susan Schottenstein 1983 Discretionary Trust	LLC	SHC Delaware LLC	6.666666	Cash
3815	Sandusky Street Plaza	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #1	LLC	SHC Delaware LLC	1.666667	Units
3815	Sandusky Street Plaza	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #2	LLC	SHC Delaware LLC	1.666667	Units
3815	Sandusky Street Plaza	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #3	LLC	SHC Delaware LLC	1.666667	Units
3815	Sandusky Street Plaza	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #4	LLC	SHC Delaware LLC	1.666667	Cash

Property No.	Property Name	Contributing Member	Type of Interest	Existing Entity[2]	% Interest in Existing Entity[1]	Cash/Units[3]
3815	Sandusky Street Plaza	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #5	LLC	SHC Delaware LLC	1.666667	Cash
3815	Sandusky Street Plaza	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #6	LLC	SHC Delaware LLC	1.666667	Cash
3815	Sandusky Street Plaza	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #7	LLC	SHC Delaware LLC	1.666667	Cash
3815	Sandusky Street Plaza	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #8	LLC	SHC Delaware LLC	1.666667	Cash
3815	Sandusky Street Plaza	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #9	LLC	SHC Delaware LLC	1.666667	Cash
3815	Sandusky Street Plaza	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #10	LLC	SHC Delaware LLC	1.666667	Cash
3815	Sandusky Street Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #1	LLC	SHC Delaware LLC	5.185185	Units
3815	Sandusky Street Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #2	LLC	SHC Delaware LLC	5.185185	Units
3815	Sandusky Street Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #3	LLC	SHC Delaware LLC	5.185185	Units
3815	Sandusky Street Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #4	LLC	SHC Delaware LLC	2.222222	Cash
3815	Sandusky Street Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #5	LLC	SHC Delaware LLC	2.222222	Cash
3815	Sandusky Street Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #6	LLC	SHC Delaware LLC	2.222222	Cash
3815	Sandusky Street Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #7	LLC	SHC Delaware LLC	2.222222	Cash
3815	Sandusky Street Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #8	LLC	SHC Delaware LLC	2.962963	Cash
3815	Sandusky Street Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #9	LLC	SHC Delaware LLC	2.962963	Cash
3815	Sandusky Street Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #10	LLC	SHC Delaware LLC	2.962963	Cash
3815	Sandusky Street Plaza	The Saul Schottenstein 1984-2011 Trust #1	LLC	SHC Delaware LLC	1.666667	Units
3815	Sandusky Street Plaza	The Saul Schottenstein 1984-2011 Trust #2	LLC	SHC Delaware LLC	1.666667	Units
3815	Sandusky Street Plaza	The Saul Schottenstein 1984-2011 Trust #3	LLC	SHC Delaware LLC	1.666667	Units
3815	Sandusky Street Plaza	The Saul Schottenstein 1984-2011 Trust #4	LLC	SHC Delaware LLC	1.666667	Cash
3815	Sandusky Street Plaza	The Saul Schottenstein 1984-2011 Trust #5	LLC	SHC Delaware LLC	1.666667	Cash
3815	Sandusky Street Plaza	The Saul Schottenstein 1984-2011 Trust #6	LLC	SHC Delaware LLC	1.666667	Cash
3815	Sandusky Street Plaza	The Saul Schottenstein 1984-2011 Trust #7	LLC	SHC Delaware LLC	1.666667	Cash
3815	Sandusky Street Plaza	The Saul Schottenstein 1984-2011 Trust #8	LLC	SHC Delaware LLC	1.666667	Cash
3815	Sandusky Street Plaza	The Saul Schottenstein 1984-2011 Trust #9	LLC	SHC Delaware LLC	1.666667	Cash
3815	Sandusky Street Plaza	The Saul Schottenstein 1984-2011 Trust #10	LLC	SHC Delaware LLC	1.666667	Cash

					99.999999

3816	Tremont Center	Ann Schottenstein Deshe 1983 Discretionary Trust	LLC	SHC Tremont Rd LLC	6.666666	Cash
3816	Tremont Center	Jay L. Schottenstein 1983 Discretionary Trust	LLC	SHC Tremont Rd LLC	13.333334	Units
3816	Tremont Center	Lori Schottenstein 1984 Discretionary Trust	LLC	SHC Tremont Rd LLC	6.666666	Units
3816	Tremont Center	Susan Schottenstein 1983 Discretionary Trust	LLC	SHC Tremont Rd LLC	6.666666	Cash
3816	Tremont Center	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #1	LLC	SHC Tremont Rd LLC	1.666667	Units
3816	Tremont Center	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #2	LLC	SHC Tremont Rd LLC	1.666667	Units

Property No.	Property Name	Contributing Member	Type of Interest	Existing Entity[2]	% Interest in Existing Entity[1]	Cash/Units[3]
3816	Tremont Center	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #3	LLC	SHC Tremont Rd LLC	1.666667	Units
3816	Tremont Center	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #4	LLC	SHC Tremont Rd LLC	1.666667	Cash
3816	Tremont Center	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #5	LLC	SHC Tremont Rd LLC	1.666667	Cash
3816	Tremont Center	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #6	LLC	SHC Tremont Rd LLC	1.666667	Cash
3816	Tremont Center	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #7	LLC	SHC Tremont Rd LLC	1.666667	Cash
3816	Tremont Center	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #8	LLC	SHC Tremont Rd LLC	1.666667	Cash
3816	Tremont Center	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #9	LLC	SHC Tremont Rd LLC	1.666667	Cash
3816	Tremont Center	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #10	LLC	SHC Tremont Rd LLC	1.666667	Cash
3816	Tremont Center	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #1	LLC	SHC Tremont Rd LLC	5.185185	Units
3816	Tremont Center	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #2	LLC	SHC Tremont Rd LLC	5.185185	Units
3816	Tremont Center	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #3	LLC	SHC Tremont Rd LLC	5.185185	Units
3816	Tremont Center	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #4	LLC	SHC Tremont Rd LLC	2.222222	Cash
3816	Tremont Center	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #5	LLC	SHC Tremont Rd LLC	2.222222	Cash
3816	Tremont Center	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #6	LLC	SHC Tremont Rd LLC	2.222222	Cash
3816	Tremont Center	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #7	LLC	SHC Tremont Rd LLC	2.222222	Cash
3816	Tremont Center	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #8	LLC	SHC Tremont Rd LLC	2.962963	Cash
3816	Tremont Center	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #9	LLC	SHC Tremont Rd LLC	2.962963	Cash
3816	Tremont Center	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #10	LLC	SHC Tremont Rd LLC	2.962963	Cash
3816	Tremont Center	The Saul Schottenstein 1984-2011 Trust #1	LLC	SHC Tremont Rd LLC	1.666667	Units
3816	Tremont Center	The Saul Schottenstein 1984-2011 Trust #2	LLC	SHC Tremont Rd LLC	1.666667	Units
3816	Tremont Center	The Saul Schottenstein 1984-2011 Trust #3	LLC	SHC Tremont Rd LLC	1.666667	Units
3816	Tremont Center	The Saul Schottenstein 1984-2011 Trust #4	LLC	SHC Tremont Rd LLC	1.666667	Cash
3816	Tremont Center	The Saul Schottenstein 1984-2011 Trust #5	LLC	SHC Tremont Rd LLC	1.666667	Cash
3816	Tremont Center	The Saul Schottenstein 1984-2011 Trust #6	LLC	SHC Tremont Rd LLC	1.666667	Cash
3816	Tremont Center	The Saul Schottenstein 1984-2011 Trust #7	LLC	SHC Tremont Rd LLC	1.666667	Cash
3816	Tremont Center	The Saul Schottenstein 1984-2011 Trust #8	LLC	SHC Tremont Rd LLC	1.666667	Cash
3816	Tremont Center	The Saul Schottenstein 1984-2011 Trust #9	LLC	SHC Tremont Rd LLC	1.666667	Cash
3816	Tremont Center	The Saul Schottenstein 1984-2011 Trust #10	LLC	SHC Tremont Rd LLC	1.666667	Cash

					99.999999

4012	Third Street Plaza	Ann Schottenstein Deshe 1983 Discretionary Trust	LLC	Trustees Logansport IN LLC	6.666660	Cash
4012	Third Street Plaza	Jay L. Schottenstein 1983 Discretionary Trust	LLC	Trustees Logansport IN LLC	13.333320	Units
4012	Third Street Plaza	Lori Schottenstein 1984 Discretionary Trust	LLC	Trustees Logansport IN LLC	6.666660	Units
4012	Third Street Plaza	Susan Schottenstein 1983 Discretionary Trust	LLC	Trustees Logansport IN LLC	6.666660	Cash

Property No.	Property Name	Contributing Member	Type of Interest	Existing Entity[2]	% Interest in Existing Entity[1]	Cash/Units[3]
4012	Third Street Plaza	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #1	LLC	Trustees Logansport IN LLC	1.666665	Units
4012	Third Street Plaza	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #2	LLC	Trustees Logansport IN LLC	1.666665	Units
4012	Third Street Plaza	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #3	LLC	Trustees Logansport IN LLC	1.666665	Units
4012	Third Street Plaza	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #4	LLC	Trustees Logansport IN LLC	1.666665	Cash
4012	Third Street Plaza	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #5	LLC	Trustees Logansport IN LLC	1.666665	Cash
4012	Third Street Plaza	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #6	LLC	Trustees Logansport IN LLC	1.666665	Cash
4012	Third Street Plaza	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #7	LLC	Trustees Logansport IN LLC	1.666665	Cash
4012	Third Street Plaza	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #8	LLC	Trustees Logansport IN LLC	1.666665	Cash
4012	Third Street Plaza	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #9	LLC	Trustees Logansport IN LLC	1.666665	Cash
4012	Third Street Plaza	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #10	LLC	Trustees Logansport IN LLC	1.666665	Cash
4012	Third Street Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #1	LLC	Trustees Logansport IN LLC	5.185195	Units
4012	Third Street Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #2	LLC	Trustees Logansport IN LLC	5.185196	Units
4012	Third Street Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #3	LLC	Trustees Logansport IN LLC	5.185196	Units
4012	Third Street Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #4	LLC	Trustees Logansport IN LLC	2.222226	Cash
4012	Third Street Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #5	LLC	Trustees Logansport IN LLC	2.222227	Cash
4012	Third Street Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #6	LLC	Trustees Logansport IN LLC	2.222227	Cash
4012	Third Street Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #7	LLC	Trustees Logansport IN LLC	2.222227	Cash
4012	Third Street Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #8	LLC	Trustees Logansport IN LLC	2.962969	Cash
4012	Third Street Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #9	LLC	Trustees Logansport IN LLC	2.962969	Cash
4012	Third Street Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #10	LLC	Trustees Logansport IN LLC	2.962969	Cash
4012	Third Street Plaza	The Saul Schottenstein 1984-2011 Trust #1	LLC	Trustees Logansport IN LLC	1.666665	Units
4012	Third Street Plaza	The Saul Schottenstein 1984-2011 Trust #2	LLC	Trustees Logansport IN LLC	1.666665	Units
4012	Third Street Plaza	The Saul Schottenstein 1984-2011 Trust #3	LLC	Trustees Logansport IN LLC	1.666665	Units
4012	Third Street Plaza	The Saul Schottenstein 1984-2011 Trust #4	LLC	Trustees Logansport IN LLC	1.666665	Cash
4012	Third Street Plaza	The Saul Schottenstein 1984-2011 Trust #5	LLC	Trustees Logansport IN LLC	1.666665	Cash
4012	Third Street Plaza	The Saul Schottenstein 1984-2011 Trust #6	LLC	Trustees Logansport IN LLC	1.666665	Cash
4012	Third Street Plaza	The Saul Schottenstein 1984-2011 Trust #7	LLC	Trustees Logansport IN LLC	1.666665	Cash
4012	Third Street Plaza	The Saul Schottenstein 1984-2011 Trust #8	LLC	Trustees Logansport IN LLC	1.666665	Cash
4012	Third Street Plaza	The Saul Schottenstein 1984-2011 Trust #9	LLC	Trustees Logansport IN LLC	1.666665	Cash
4012	Third Street Plaza	The Saul Schottenstein 1984-2011 Trust #10	LLC	Trustees Logansport IN LLC	1.666665	Cash

					100.000000

4013	Shoppes at Main and 270	Ann Schottenstein Deshe 1983 Discretionary Trust	LLC	Trustees Main/270 LLC	6.666660	Cash
4013	Shoppes at Main and 270	Jay L. Schottenstein 1983 Discretionary Trust	LLC	Trustees Main/270 LLC	13.333320	Units

Property No.	Property Name	Contributing Member	Type of Interest	Existing Entity[2]	% Interest in Existing Entity[1]	Cash/Units[3]
4013	Shoppes at Main and 270	Lori Schottenstein 1984 Discretionary Trust	LLC	Trustees Main/270 LLC	6.666660	Units
4013	Shoppes at Main and 270	Susan Schottenstein 1983 Discretionary Trust	LLC	Trustees Main/270 LLC	6.666660	Cash
4013	Shoppes at Main and 270	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #1	LLC	Trustees Main/270 LLC	1.666665	Units
4013	Shoppes at Main and 270	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #2	LLC	Trustees Main/270 LLC	1.666665	Units
4013	Shoppes at Main and 270	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #3	LLC	Trustees Main/270 LLC	1.666665	Units
4013	Shoppes at Main and 270	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #4	LLC	Trustees Main/270 LLC	1.666665	Cash
4013	Shoppes at Main and 270	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #5	LLC	Trustees Main/270 LLC	1.666665	Cash
4013	Shoppes at Main and 270	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #6	LLC	Trustees Main/270 LLC	1.666665	Cash
4013	Shoppes at Main and 270	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #7	LLC	Trustees Main/270 LLC	1.666665	Cash
4013	Shoppes at Main and 270	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #8	LLC	Trustees Main/270 LLC	1.666665	Cash
4013	Shoppes at Main and 270	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #9	LLC	Trustees Main/270 LLC	1.666665	Cash
4013	Shoppes at Main and 270	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #10	LLC	Trustees Main/270 LLC	1.666665	Cash
4013	Shoppes at Main and 270	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #1	LLC	Trustees Main/270 LLC	5.185195	Units
4013	Shoppes at Main and 270	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #2	LLC	Trustees Main/270 LLC	5.185196	Units
4013	Shoppes at Main and 270	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #3	LLC	Trustees Main/270 LLC	5.185196	Units
4013	Shoppes at Main and 270	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #4	LLC	Trustees Main/270 LLC	2.222226	Cash
4013	Shoppes at Main and 270	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #5	LLC	Trustees Main/270 LLC	2.222227	Cash
4013	Shoppes at Main and 270	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #6	LLC	Trustees Main/270 LLC	2.222227	Cash
4013	Shoppes at Main and 270	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #7	LLC	Trustees Main/270 LLC	2.222227	Cash
4013	Shoppes at Main and 270	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #8	LLC	Trustees Main/270 LLC	2.962969	Cash
4013	Shoppes at Main and 270	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #9	LLC	Trustees Main/270 LLC	2.962969	Cash
4013	Shoppes at Main and 270	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #10	LLC	Trustees Main/270 LLC	2.962969	Cash
4013	Shoppes at Main and 270	The Saul Schottenstein 1984-2011 Trust #1	LLC	Trustees Main/270 LLC	1.666665	Units
4013	Shoppes at Main and 270	The Saul Schottenstein 1984-2011 Trust #2	LLC	Trustees Main/270 LLC	1.666665	Units
4013	Shoppes at Main and 270	The Saul Schottenstein 1984-2011 Trust #3	LLC	Trustees Main/270 LLC	1.666665	Units
4013	Shoppes at Main and 270	The Saul Schottenstein 1984-2011 Trust #4	LLC	Trustees Main/270 LLC	1.666665	Cash
4013	Shoppes at Main and 270	The Saul Schottenstein 1984-2011 Trust #5	LLC	Trustees Main/270 LLC	1.666665	Cash
4013	Shoppes at Main and 270	The Saul Schottenstein 1984-2011 Trust #6	LLC	Trustees Main/270 LLC	1.666665	Cash
4013	Shoppes at Main and 270	The Saul Schottenstein 1984-2011 Trust #7	LLC	Trustees Main/270 LLC	1.666665	Cash
4013	Shoppes at Main and 270	The Saul Schottenstein 1984-2011 Trust #8	LLC	Trustees Main/270 LLC	1.666665	Cash
4013	Shoppes at Main and 270	The Saul Schottenstein 1984-2011 Trust #9	LLC	Trustees Main/270 LLC	1.666665	Cash
4013	Shoppes at Main and 270	The Saul Schottenstein 1984-2011 Trust #10	LLC	Trustees Main/270 LLC	1.666665	Cash

					100.000000

Property No.	Property Name	Contributing Member	Type of Interest	Existing Entity[2]	% Interest in Existing Entity[1]	Cash/Units[3]
4017	East Gay Street Plaza	Ann Schottenstein Deshe 1983 Discretionary Trust	LLC	Trustees Gay St. LLC	6.666660	Cash
4017	East Gay Street Plaza	Jay L. Schottenstein 1983 Discretionary Trust	LLC	Trustees Gay St. LLC	13.333320	Units
4017	East Gay Street Plaza	Lori Schottenstein 1984 Discretionary Trust	LLC	Trustees Gay St. LLC	6.666660	Units
4017	East Gay Street Plaza	Susan Schottenstein 1983 Discretionary Trust	LLC	Trustees Gay St. LLC	6.666660	Cash
4017	East Gay Street Plaza	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #1	LLC	Trustees Gay St. LLC	1.666665	Units
4017	East Gay Street Plaza	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #2	LLC	Trustees Gay St. LLC	1.666665	Units
4017	East Gay Street Plaza	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #3	LLC	Trustees Gay St. LLC	1.666665	Units
4017	East Gay Street Plaza	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #4	LLC	Trustees Gay St. LLC	1.666665	Cash
4017	East Gay Street Plaza	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #5	LLC	Trustees Gay St. LLC	1.666665	Cash
4017	East Gay Street Plaza	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #6	LLC	Trustees Gay St. LLC	1.666665	Cash
4017	East Gay Street Plaza	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #7	LLC	Trustees Gay St. LLC	1.666665	Cash
4017	East Gay Street Plaza	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #8	LLC	Trustees Gay St. LLC	1.666665	Cash
4017	East Gay Street Plaza	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #9	LLC	Trustees Gay St. LLC	1.666665	Cash
4017	East Gay Street Plaza	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #10	LLC	Trustees Gay St. LLC	1.666665	Cash
4017	East Gay Street Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #1	LLC	Trustees Gay St. LLC	5.185195	Units
4017	East Gay Street Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #2	LLC	Trustees Gay St. LLC	5.185196	Units
4017	East Gay Street Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #3	LLC	Trustees Gay St. LLC	5.185196	Units
4017	East Gay Street Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #4	LLC	Trustees Gay St. LLC	2.222226	Cash
4017	East Gay Street Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #5	LLC	Trustees Gay St. LLC	2.222227	Cash
4017	East Gay Street Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #6	LLC	Trustees Gay St. LLC	2.222227	Cash
4017	East Gay Street Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #7	LLC	Trustees Gay St. LLC	2.222227	Cash
4017	East Gay Street Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #8	LLC	Trustees Gay St. LLC	2.962969	Cash
4017	East Gay Street Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #9	LLC	Trustees Gay St. LLC	2.962969	Cash
4017	East Gay Street Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #10	LLC	Trustees Gay St. LLC	2.962969	Cash
4017	East Gay Street Plaza	The Saul Schottenstein 1984-2011 Trust #1	LLC	Trustees Gay St. LLC	1.666665	Units
4017	East Gay Street Plaza	The Saul Schottenstein 1984-2011 Trust #2	LLC	Trustees Gay St. LLC	1.666665	Units
4017	East Gay Street Plaza	The Saul Schottenstein 1984-2011 Trust #3	LLC	Trustees Gay St. LLC	1.666665	Units
4017	East Gay Street Plaza	The Saul Schottenstein 1984-2011 Trust #4	LLC	Trustees Gay St. LLC	1.666665	Cash
4017	East Gay Street Plaza	The Saul Schottenstein 1984-2011 Trust #5	LLC	Trustees Gay St. LLC	1.666665	Cash
4017	East Gay Street Plaza	The Saul Schottenstein 1984-2011 Trust #6	LLC	Trustees Gay St. LLC	1.666665	Cash
4017	East Gay Street Plaza	The Saul Schottenstein 1984-2011 Trust #7	LLC	Trustees Gay St. LLC	1.666665	Cash
4017	East Gay Street Plaza	The Saul Schottenstein 1984-2011 Trust #8	LLC	Trustees Gay St. LLC	1.666665	Cash
4017	East Gay Street Plaza	The Saul Schottenstein 1984-2011 Trust #9	LLC	Trustees Gay St. LLC	1.666665	Cash
4017	East Gay Street Plaza	The Saul Schottenstein 1984-2011 Trust #10	LLC	Trustees Gay St. LLC	1.666665	Cash

Property No.	Property Name	Contributing Member	Type of Interest	Existing Entity[2]	% Interest in Existing Entity[1]	Cash/Units[3]
					100.000000
4022	East Main Street Plaza	Ann Schottenstein Deshe 1983 Discretionary Trust	LLC	Trustees 4011 E. Main LLC	6.666660	Cash
4022	East Main Street Plaza	Jay L. Schottenstein 1983 Discretionary Trust	LLC	Trustees 4011 E. Main LLC	13.333320	Units
4022	East Main Street Plaza	Lori Schottenstein 1984 Discretionary Trust	LLC	Trustees 4011 E. Main LLC	6.666660	Units
4022	East Main Street Plaza	Susan Schottenstein 1983 Discretionary Trust	LLC	Trustees 4011 E. Main LLC	6.666660	Cash
4022	East Main Street Plaza	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #1	LLC	Trustees 4011 E. Main LLC	1.666665	Units
4022	East Main Street Plaza	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #2	LLC	Trustees 4011 E. Main LLC	1.666665	Units
4022	East Main Street Plaza	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #3	LLC	Trustees 4011 E. Main LLC	1.666665	Units
4022	East Main Street Plaza	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #4	LLC	Trustees 4011 E. Main LLC	1.666665	Cash
4022	East Main Street Plaza	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #5	LLC	Trustees 4011 E. Main LLC	1.666665	Cash
4022	East Main Street Plaza	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #6	LLC	Trustees 4011 E. Main LLC	1.666665	Cash
4022	East Main Street Plaza	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #7	LLC	Trustees 4011 E. Main LLC	1.666665	Cash
4022	East Main Street Plaza	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #8	LLC	Trustees 4011 E. Main LLC	1.666665	Cash
4022	East Main Street Plaza	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #9	LLC	Trustees 4011 E. Main LLC	1.666665	Cash
4022	East Main Street Plaza	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #10	LLC	Trustees 4011 E. Main LLC	1.666665	Cash
4022	East Main Street Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #1	LLC	Trustees 4011 E. Main LLC	5.185195	Units
4022	East Main Street Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #2	LLC	Trustees 4011 E. Main LLC	5.185196	Units
4022	East Main Street Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #3	LLC	Trustees 4011 E. Main LLC	5.185196	Units
4022	East Main Street Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #4	LLC	Trustees 4011 E. Main LLC	2.222226	Cash
4022	East Main Street Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #5	LLC	Trustees 4011 E. Main LLC	2.222227	Cash
4022	East Main Street Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #6	LLC	Trustees 4011 E. Main LLC	2.222227	Cash
4022	East Main Street Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #7	LLC	Trustees 4011 E. Main LLC	2.222227	Cash
4022	East Main Street Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #8	LLC	Trustees 4011 E. Main LLC	2.962969	Cash
4022	East Main Street Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #9	LLC	Trustees 4011 E. Main LLC	2.962969	Cash
4022	East Main Street Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #10	LLC	Trustees 4011 E. Main LLC	2.962969	Cash
4022	East Main Street Plaza	The Saul Schottenstein 1984-2011 Trust #1	LLC	Trustees 4011 E. Main LLC	1.666665	Units
4022	East Main Street Plaza	The Saul Schottenstein 1984-2011 Trust #2	LLC	Trustees 4011 E. Main LLC	1.666665	Units
4022	East Main Street Plaza	The Saul Schottenstein 1984-2011 Trust #3	LLC	Trustees 4011 E. Main LLC	1.666665	Units
4022	East Main Street Plaza	The Saul Schottenstein 1984-2011 Trust #4	LLC	Trustees 4011 E. Main LLC	1.666665	Cash
4022	East Main Street Plaza	The Saul Schottenstein 1984-2011 Trust #5	LLC	Trustees 4011 E. Main LLC	1.666665	Cash
4022	East Main Street Plaza	The Saul Schottenstein 1984-2011 Trust #6	LLC	Trustees 4011 E. Main LLC	1.666665	Cash
4022	East Main Street Plaza	The Saul Schottenstein 1984-2011 Trust #7	LLC	Trustees 4011 E. Main LLC	1.666665	Cash
4022	East Main Street Plaza	The Saul Schottenstein 1984-2011 Trust #8	LLC	Trustees 4011 E. Main LLC	1.666665	Cash

Property No.	Property Name	Contributing Member	Type of Interest	Existing Entity[2]	% Interest in Existing Entity[1]	Cash/Units[3]
4022	East Main Street Plaza	The Saul Schottenstein 1984-2011 Trust #9	LLC	Trustees 4011 E. Main LLC	1.666665	Cash
4022	East Main Street Plaza	The Saul Schottenstein 1984-2011 Trust #10	LLC	Trustees 4011 E. Main LLC	1.666665	Cash

					100.000000

4028	Gallia Street Shoppes	Ann Schottenstein Deshe 1983 Discretionary Trust	LLC	Trustees Portsmouth LLC	6.666660	Cash
4028	Gallia Street Shoppes	Jay L. Schottenstein 1983 Discretionary Trust	LLC	Trustees Portsmouth LLC	13.333320	Units
4028	Gallia Street Shoppes	Lori Schottenstein 1984 Discretionary Trust	LLC	Trustees Portsmouth LLC	6.666660	Units
4028	Gallia Street Shoppes	Susan Schottenstein 1983 Discretionary Trust	LLC	Trustees Portsmouth LLC	6.666660	Cash
4028	Gallia Street Shoppes	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #1	LLC	Trustees Portsmouth LLC	1.666665	Units
4028	Gallia Street Shoppes	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #2	LLC	Trustees Portsmouth LLC	1.666665	Units
4028	Gallia Street Shoppes	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #3	LLC	Trustees Portsmouth LLC	1.666665	Units
4028	Gallia Street Shoppes	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #4	LLC	Trustees Portsmouth LLC	1.666665	Cash
4028	Gallia Street Shoppes	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #5	LLC	Trustees Portsmouth LLC	1.666665	Cash
4028	Gallia Street Shoppes	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #6	LLC	Trustees Portsmouth LLC	1.666665	Cash
4028	Gallia Street Shoppes	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #7	LLC	Trustees Portsmouth LLC	1.666665	Cash
4028	Gallia Street Shoppes	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #8	LLC	Trustees Portsmouth LLC	1.666665	Cash
4028	Gallia Street Shoppes	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #9	LLC	Trustees Portsmouth LLC	1.666665	Cash
4028	Gallia Street Shoppes	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #10	LLC	Trustees Portsmouth LLC	1.666665	Cash
4028	Gallia Street Shoppes	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #1	LLC	Trustees Portsmouth LLC	5.185195	Units
4028	Gallia Street Shoppes	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #2	LLC	Trustees Portsmouth LLC	5.185196	Units
4028	Gallia Street Shoppes	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #3	LLC	Trustees Portsmouth LLC	5.185196	Units
4028	Gallia Street Shoppes	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #4	LLC	Trustees Portsmouth LLC	2.222226	Cash
4028	Gallia Street Shoppes	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #5	LLC	Trustees Portsmouth LLC	2.222227	Cash
4028	Gallia Street Shoppes	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #6	LLC	Trustees Portsmouth LLC	2.222227	Cash
4028	Gallia Street Shoppes	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #7	LLC	Trustees Portsmouth LLC	2.222227	Cash
4028	Gallia Street Shoppes	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #8	LLC	Trustees Portsmouth LLC	2.962969	Cash
4028	Gallia Street Shoppes	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #9	LLC	Trustees Portsmouth LLC	2.962969	Cash
4028	Gallia Street Shoppes	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #10	LLC	Trustees Portsmouth LLC	2.962969	Cash
4028	Gallia Street Shoppes	The Saul Schottenstein 1984-2011 Trust #1	LLC	Trustees Portsmouth LLC	1.666665	Units
4028	Gallia Street Shoppes	The Saul Schottenstein 1984-2011 Trust #2	LLC	Trustees Portsmouth LLC	1.666665	Units
4028	Gallia Street Shoppes	The Saul Schottenstein 1984-2011 Trust #3	LLC	Trustees Portsmouth LLC	1.666665	Units
4028	Gallia Street Shoppes	The Saul Schottenstein 1984-2011 Trust #4	LLC	Trustees Portsmouth LLC	1.666665	Cash
4028	Gallia Street Shoppes	The Saul Schottenstein 1984-2011 Trust #5	LLC	Trustees Portsmouth LLC	1.666665	Cash
4028	Gallia Street Shoppes	The Saul Schottenstein 1984-2011 Trust #6	LLC	Trustees Portsmouth LLC	1.666665	Cash

Property No.	Property Name	Contributing Member	Type of Interest	Existing Entity[2]	% Interest in Existing Entity[1]	Cash/Units[3]
4028	Gallia Street Shoppes	The Saul Schottenstein 1984-2011 Trust #7	LLC	Trustees Portsmouth LLC	1.666665	Cash
4028	Gallia Street Shoppes	The Saul Schottenstein 1984-2011 Trust #8	LLC	Trustees Portsmouth LLC	1.666665	Cash
4028	Gallia Street Shoppes	The Saul Schottenstein 1984-2011 Trust #9	LLC	Trustees Portsmouth LLC	1.666665	Cash
4028	Gallia Street Shoppes	The Saul Schottenstein 1984-2011 Trust #10	LLC	Trustees Portsmouth LLC	1.666665	Cash

					100.000000

4032	Latonia Plaza I	Ann Schottenstein Deshe 1983 Discretionary Trust	LLC	Trustees Latonia Plaza KY LLC	6.666660	Cash
4032	Latonia Plaza I	Jay L. Schottenstein 1983 Discretionary Trust	LLC	Trustees Latonia Plaza KY LLC	13.333320	Units
4032	Latonia Plaza I	Lori Schottenstein 1984 Discretionary Trust	LLC	Trustees Latonia Plaza KY LLC	6.666660	Units
4032	Latonia Plaza I	Susan Schottenstein 1983 Discretionary Trust	LLC	Trustees Latonia Plaza KY LLC	6.666660	Cash
4032	Latonia Plaza I	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #1	LLC	Trustees Latonia Plaza KY LLC	1.666665	Units
4032	Latonia Plaza I	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #2	LLC	Trustees Latonia Plaza KY LLC	1.666665	Units
4032	Latonia Plaza I	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #3	LLC	Trustees Latonia Plaza KY LLC	1.666665	Units
4032	Latonia Plaza I	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #4	LLC	Trustees Latonia Plaza KY LLC	1.666665	Cash
4032	Latonia Plaza I	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #5	LLC	Trustees Latonia Plaza KY LLC	1.666665	Cash
4032	Latonia Plaza I	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #6	LLC	Trustees Latonia Plaza KY LLC	1.666665	Cash
4032	Latonia Plaza I	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #7	LLC	Trustees Latonia Plaza KY LLC	1.666665	Cash
4032	Latonia Plaza I	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #8	LLC	Trustees Latonia Plaza KY LLC	1.666665	Cash
4032	Latonia Plaza I	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #9	LLC	Trustees Latonia Plaza KY LLC	1.666665	Cash
4032	Latonia Plaza I	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #10	LLC	Trustees Latonia Plaza KY LLC	1.666665	Cash
4032	Latonia Plaza I	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #1	LLC	Trustees Latonia Plaza KY LLC	5.185195	Units
4032	Latonia Plaza I	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #2	LLC	Trustees Latonia Plaza KY LLC	5.185196	Units
4032	Latonia Plaza I	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #3	LLC	Trustees Latonia Plaza KY LLC	5.185196	Units
4032	Latonia Plaza I	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #4	LLC	Trustees Latonia Plaza KY LLC	2.222226	Cash
4032	Latonia Plaza I	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #5	LLC	Trustees Latonia Plaza KY LLC	2.222227	Cash
4032	Latonia Plaza I	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #6	LLC	Trustees Latonia Plaza KY LLC	2.222227	Cash
4032	Latonia Plaza I	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #7	LLC	Trustees Latonia Plaza KY LLC	2.222227	Cash
4032	Latonia Plaza I	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #8	LLC	Trustees Latonia Plaza KY LLC	2.962969	Cash
4032	Latonia Plaza I	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #9	LLC	Trustees Latonia Plaza KY LLC	2.962969	Cash
4032	Latonia Plaza I	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #10	LLC	Trustees Latonia Plaza KY LLC	2.962969	Cash
4032	Latonia Plaza I	The Saul Schottenstein 1984-2011 Trust #1	LLC	Trustees Latonia Plaza KY LLC	1.666665	Units
4032	Latonia Plaza I	The Saul Schottenstein 1984-2011 Trust #2	LLC	Trustees Latonia Plaza KY LLC	1.666665	Units
4032	Latonia Plaza I	The Saul Schottenstein 1984-2011 Trust #3	LLC	Trustees Latonia Plaza KY LLC	1.666665	Units
4032	Latonia Plaza I	The Saul Schottenstein 1984-2011 Trust #4	LLC	Trustees Latonia Plaza KY LLC	1.666665	Cash

Property No.	Property Name	Contributing Member	Type of Interest	Existing Entity[2]	% Interest in Existing Entity[1]	Cash/Units[3]
4032	Latonia Plaza I	The Saul Schottenstein 1984-2011 Trust #5	LLC	Trustees Latonia Plaza KY LLC	1.666665	Cash
4032	Latonia Plaza I	The Saul Schottenstein 1984-2011 Trust #6	LLC	Trustees Latonia Plaza KY LLC	1.666665	Cash
4032	Latonia Plaza I	The Saul Schottenstein 1984-2011 Trust #7	LLC	Trustees Latonia Plaza KY LLC	1.666665	Cash
4032	Latonia Plaza I	The Saul Schottenstein 1984-2011 Trust #8	LLC	Trustees Latonia Plaza KY LLC	1.666665	Cash
4032	Latonia Plaza I	The Saul Schottenstein 1984-2011 Trust #9	LLC	Trustees Latonia Plaza KY LLC	1.666665	Cash
4032	Latonia Plaza I	The Saul Schottenstein 1984-2011 Trust #10	LLC	Trustees Latonia Plaza KY LLC	1.666665	Cash

					100.000000

4110	Bexley Center	Ann Schottenstein Deshe 1983 Discretionary Trust	LLC	Sho-Ruben Bexley Center LLC	3.333333	Cash
4110	Bexley Center	Jay L. Schottenstein 1983 Discretionary Trust	LLC	Sho-Ruben Bexley Center LLC	6.666667	Units
4110	Bexley Center	Lori Schottenstein 1984 Discretionary Trust	LLC	Sho-Ruben Bexley Center LLC	3.333333	Units
4110	Bexley Center	Rub, LLC	LLC	Sho-Ruben Bexley Center LLC	50.000000	Cash
4110	Bexley Center	Susan Schottenstein 1983 Discretionary Trust	LLC	Sho-Ruben Bexley Center LLC	3.333333	Cash
4110	Bexley Center	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #1	LLC	Sho-Ruben Bexley Center LLC	0.833333	Units
4110	Bexley Center	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #2	LLC	Sho-Ruben Bexley Center LLC	0.833333	Units
4110	Bexley Center	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #3	LLC	Sho-Ruben Bexley Center LLC	0.833333	Units
4110	Bexley Center	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #4	LLC	Sho-Ruben Bexley Center LLC	0.833333	Cash
4110	Bexley Center	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #5	LLC	Sho-Ruben Bexley Center LLC	0.833333	Cash
4110	Bexley Center	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #6	LLC	Sho-Ruben Bexley Center LLC	0.833333	Cash
4110	Bexley Center	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #7	LLC	Sho-Ruben Bexley Center LLC	0.833333	Cash
4110	Bexley Center	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #8	LLC	Sho-Ruben Bexley Center LLC	0.833333	Cash
4110	Bexley Center	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #9	LLC	Sho-Ruben Bexley Center LLC	0.833333	Cash
4110	Bexley Center	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #10	LLC	Sho-Ruben Bexley Center LLC	0.833333	Cash
4110	Bexley Center	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #1	LLC	Sho-Ruben Bexley Center LLC	2.592593	Units
4110	Bexley Center	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #2	LLC	Sho-Ruben Bexley Center LLC	2.592593	Units
4110	Bexley Center	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #3	LLC	Sho-Ruben Bexley Center LLC	2.592593	Units
4110	Bexley Center	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #4	LLC	Sho-Ruben Bexley Center LLC	1.111111	Cash
4110	Bexley Center	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #5	LLC	Sho-Ruben Bexley Center LLC	1.111111	Cash
4110	Bexley Center	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #6	LLC	Sho-Ruben Bexley Center LLC	1.111111	Cash
4110	Bexley Center	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #7	LLC	Sho-Ruben Bexley Center LLC	1.111111	Cash
4110	Bexley Center	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #8	LLC	Sho-Ruben Bexley Center LLC	1.481481	Cash
4110	Bexley Center	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #9	LLC	Sho-Ruben Bexley Center LLC	1.481482	Cash
4110	Bexley Center	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #10	LLC	Sho-Ruben Bexley Center LLC	1.481482	Cash
4110	Bexley Center	The Saul Schottenstein 1984-2011 Trust #1	LLC	Sho-Ruben Bexley Center LLC	0.833333	Units

Property No.	Property Name	Contributing Member	Type of Interest	Existing Entity[2]	% Interest in Existing Entity[1]	Cash/Units[3]
4110	Bexley Center	The Saul Schottenstein 1984-2011 Trust #2	LLC	Sho-Ruben Bexley Center LLC	0.833333	Units
4110	Bexley Center	The Saul Schottenstein 1984-2011 Trust #3	LLC	Sho-Ruben Bexley Center LLC	0.833333	Units
4110	Bexley Center	The Saul Schottenstein 1984-2011 Trust #4	LLC	Sho-Ruben Bexley Center LLC	0.833333	Cash
4110	Bexley Center	The Saul Schottenstein 1984-2011 Trust #5	LLC	Sho-Ruben Bexley Center LLC	0.833333	Cash
4110	Bexley Center	The Saul Schottenstein 1984-2011 Trust #6	LLC	Sho-Ruben Bexley Center LLC	0.833333	Cash
4110	Bexley Center	The Saul Schottenstein 1984-2011 Trust #7	LLC	Sho-Ruben Bexley Center LLC	0.833333	Cash
4110	Bexley Center	The Saul Schottenstein 1984-2011 Trust #8	LLC	Sho-Ruben Bexley Center LLC	0.833333	Cash
4110	Bexley Center	The Saul Schottenstein 1984-2011 Trust #9	LLC	Sho-Ruben Bexley Center LLC	0.833333	Cash
4110	Bexley Center	The Saul Schottenstein 1984-2011 Trust #10	LLC	Sho-Ruben Bexley Center LLC	0.833333	Cash

					100.000000

4112	Broad Street Kroger	Ann Schottenstein Deshe 1983 Discretionary Trust	LLC	Sho-Ruben Maplewood & Broad LLC	3.333333	Cash
4112	Broad Street Kroger	Jay L. Schottenstein 1983 Discretionary Trust	LLC	Sho-Ruben Maplewood & Broad LLC	6.666667	Units
4112	Broad Street Kroger	Lori Schottenstein 1984 Discretionary Trust	LLC	Sho-Ruben Maplewood & Broad LLC	3.333333	Units
4112	Broad Street Kroger	Rub, LLC	LLC	Sho-Ruben Maplewood & Broad LLC	50.000000	Cash
4112	Broad Street Kroger	Susan Schottenstein 1983 Discretionary Trust	LLC	Sho-Ruben Maplewood & Broad LLC	3.333333	Cash
4112	Broad Street Kroger	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #1	LLC	Sho-Ruben Maplewood & Broad LLC	0.833333	Units
4112	Broad Street Kroger	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #2	LLC	Sho-Ruben Maplewood & Broad LLC	0.833333	Units
4112	Broad Street Kroger	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #3	LLC	Sho-Ruben Maplewood & Broad LLC	0.833333	Units
4112	Broad Street Kroger	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #4	LLC	Sho-Ruben Maplewood & Broad LLC	0.833333	Cash
4112	Broad Street Kroger	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #5	LLC	Sho-Ruben Maplewood & Broad LLC	0.833333	Cash
4112	Broad Street Kroger	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #6	LLC	Sho-Ruben Maplewood & Broad LLC	0.833333	Cash
4112	Broad Street Kroger	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #7	LLC	Sho-Ruben Maplewood & Broad LLC	0.833333	Cash
4112	Broad Street Kroger	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #8	LLC	Sho-Ruben Maplewood & Broad LLC	0.833333	Cash
4112	Broad Street Kroger	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #9	LLC	Sho-Ruben Maplewood & Broad LLC	0.833333	Cash
4112	Broad Street Kroger	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #10	LLC	Sho-Ruben Maplewood & Broad LLC	0.833333	Cash
4112	Broad Street Kroger	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #1	LLC	Sho-Ruben Maplewood & Broad LLC	2.592593	Units
4112	Broad Street Kroger	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #2	LLC	Sho-Ruben Maplewood & Broad LLC	2.592593	Units
4112	Broad Street Kroger	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #3	LLC	Sho-Ruben Maplewood & Broad LLC	2.592593	Units
4112	Broad Street Kroger	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #4	LLC	Sho-Ruben Maplewood & Broad LLC	1.111111	Cash
4112	Broad Street Kroger	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #5	LLC	Sho-Ruben Maplewood & Broad LLC	1.111111	Cash
4112	Broad Street Kroger	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #6	LLC	Sho-Ruben Maplewood & Broad LLC	1.111111	Cash
4112	Broad Street Kroger	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #7	LLC	Sho-Ruben Maplewood & Broad LLC	1.111111	Cash
4112	Broad Street Kroger	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #8	LLC	Sho-Ruben Maplewood & Broad LLC	1.481481	Cash

Property No.	Property Name	Contributing Member	Type of Interest	Existing Entity[2]	% Interest in Existing Entity[1]	Cash/Units[3]
4112	Broad Street Kroger	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #9	LLC	Sho-Ruben Maplewood & Broad LLC	1.481482	Cash
4112	Broad Street Kroger	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #10	LLC	Sho-Ruben Maplewood & Broad LLC	1.481482	Cash
4112	Broad Street Kroger	The Saul Schottenstein 1984-2011 Trust #1	LLC	Sho-Ruben Maplewood & Broad LLC	0.833333	Units
4112	Broad Street Kroger	The Saul Schottenstein 1984-2011 Trust #2	LLC	Sho-Ruben Maplewood & Broad LLC	0.833333	Units
4112	Broad Street Kroger	The Saul Schottenstein 1984-2011 Trust #3	LLC	Sho-Ruben Maplewood & Broad LLC	0.833333	Units
4112	Broad Street Kroger	The Saul Schottenstein 1984-2011 Trust #4	LLC	Sho-Ruben Maplewood & Broad LLC	0.833333	Cash
4112	Broad Street Kroger	The Saul Schottenstein 1984-2011 Trust #5	LLC	Sho-Ruben Maplewood & Broad LLC	0.833333	Cash
4112	Broad Street Kroger	The Saul Schottenstein 1984-2011 Trust #6	LLC	Sho-Ruben Maplewood & Broad LLC	0.833333	Cash
4112	Broad Street Kroger	The Saul Schottenstein 1984-2011 Trust #7	LLC	Sho-Ruben Maplewood & Broad LLC	0.833333	Cash
4112	Broad Street Kroger	The Saul Schottenstein 1984-2011 Trust #8	LLC	Sho-Ruben Maplewood & Broad LLC	0.833333	Cash
4112	Broad Street Kroger	The Saul Schottenstein 1984-2011 Trust #9	LLC	Sho-Ruben Maplewood & Broad LLC	0.833333	Cash
4112	Broad Street Kroger	The Saul Schottenstein 1984-2011 Trust #10	LLC	Sho-Ruben Maplewood & Broad LLC	0.833333	Cash

					100.000000

4210	Crown Point Burlington Coat Factory	Ann S. Deshe Descendants Trust	LLC	Independence Charlotte NC LLC	26.666667	Cash
4210	Crown Point Burlington Coat Factory	Jay L. Schottenstein Descendants Trust — 2009	LLC	Independence Charlotte NC LLC	46.666666	Units
4210	Crown Point Burlington Coat Factory	Susan S. Diamond Descendants Trust	LLC	Independence Charlotte NC LLC	26.666667	Cash

					100.000000

4550	Shoppes of Beavercreek	Edward Arndt	LLC	Shoppes of Beavercreek Ltd.	3.000000	Units
4550	Shoppes of Beavercreek	Gerald Greenfield	LLC	Shoppes of Beavercreek Ltd.	0.664000	Units
4550	Shoppes of Beavercreek	Jeff Gould	LLC	Shoppes of Beavercreek Ltd.	4.800000	Units
4550	Shoppes of Beavercreek	Jubilee Limited Partnership	LLC	Shoppes of Beavercreek Ltd.	70.080000	Units
4550	Shoppes of Beavercreek	Michael Schiff	LLC	Shoppes of Beavercreek Ltd.	1.192000	Units
4550	Shoppes of Beavercreek	Ronald Russ	LLC	Shoppes of Beavercreek Ltd.	20.000000	Units
4550	Shoppes of Beavercreek	Tod Friedman	LLC	Shoppes of Beavercreek Ltd.	0.264000	Units

					100.000000

4711	Fossil Creek Plaza	Ann Schottenstein Deshe 1983 Discretionary Trust	LLC	SG-Fort Collins, LLC	5.176072	Cash
4711	Fossil Creek Plaza	David Deshe	LLC	SG-Fort Collins, LLC	4.738700	Cash
4711	Fossil Creek Plaza	Elie Deshe	LLC	SG-Fort Collins, LLC	7.405000	Cash
4711	Fossil Creek Plaza	GSH Miami, LLC	LLC	SG-Fort Collins, LLC	0.002480	Units
4711	Fossil Creek Plaza	Jay L. Schottenstein 1983 Discretionary Trust	LLC	SG-Fort Collins, LLC	7.517082	Units
4711	Fossil Creek Plaza	Jonathan Schottenstein	LLC	SG-Fort Collins, LLC	4.738700	Units

Property No.	Property Name	Contributing Member	Type of Interest	Existing Entity[2]	% Interest in Existing Entity[1]	Cash/Units[3]
4711	Fossil Creek Plaza	Joseph Schottenstein	LLC	SG-Fort Collins, LLC	7.405000	Units
4711	Fossil Creek Plaza	Lori Schottenstein 1984 Discretionary Trust	LLC	SG-Fort Collins, LLC	8.456073	Units
4711	Fossil Creek Plaza	Susan Schottenstein 1983 Discretionary Trust	LLC	SG-Fort Collins, LLC	4.290773	Cash
4711	Fossil Creek Plaza	Susan Schottenstein Diamond 1987 Irrevocable Trust	LLC	SG-Fort Collins, LLC	4.165300	Cash
4711	Fossil Creek Plaza	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #1	LLC	SG-Fort Collins, LLC	0.000410	Units
4711	Fossil Creek Plaza	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #2	LLC	SG-Fort Collins, LLC	0.000410	Units
4711	Fossil Creek Plaza	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #3	LLC	SG-Fort Collins, LLC	0.000410	Units
4711	Fossil Creek Plaza	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #4	LLC	SG-Fort Collins, LLC	0.000410	Cash
4711	Fossil Creek Plaza	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #5	LLC	SG-Fort Collins, LLC	0.000410	Cash
4711	Fossil Creek Plaza	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #6	LLC	SG-Fort Collins, LLC	0.000410	Cash
4711	Fossil Creek Plaza	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #7	LLC	SG-Fort Collins, LLC	0.000410	Cash
4711	Fossil Creek Plaza	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #8	LLC	SG-Fort Collins, LLC	0.000410	Cash
4711	Fossil Creek Plaza	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #9	LLC	SG-Fort Collins, LLC	0.000410	Cash
4711	Fossil Creek Plaza	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #10	LLC	SG-Fort Collins, LLC	0.000410	Cash
4711	Fossil Creek Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #1	LLC	SG-Fort Collins, LLC	5.351075	Units
4711	Fossil Creek Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #2	LLC	SG-Fort Collins, LLC	5.351075	Units
4711	Fossil Creek Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #3	LLC	SG-Fort Collins, LLC	5.351075	Units
4711	Fossil Creek Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #4	LLC	SG-Fort Collins, LLC	2.293318	Cash
4711	Fossil Creek Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #5	LLC	SG-Fort Collins, LLC	2.293318	Cash
4711	Fossil Creek Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #6	LLC	SG-Fort Collins, LLC	2.293318	Cash
4711	Fossil Creek Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #7	LLC	SG-Fort Collins, LLC	2.293318	Cash
4711	Fossil Creek Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #8	LLC	SG-Fort Collins, LLC	3.057757	Cash
4711	Fossil Creek Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #9	LLC	SG-Fort Collins, LLC	3.057757	Cash
4711	Fossil Creek Plaza	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #10	LLC	SG-Fort Collins, LLC	3.057757	Cash
4711	Fossil Creek Plaza	The Saul Schottenstein 1984-2011 Trust #1	LLC	SG-Fort Collins, LLC	1.170095	Units
4711	Fossil Creek Plaza	The Saul Schottenstein 1984-2011 Trust #2	LLC	SG-Fort Collins, LLC	1.170095	Units
4711	Fossil Creek Plaza	The Saul Schottenstein 1984-2011 Trust #3	LLC	SG-Fort Collins, LLC	1.170095	Units
4711	Fossil Creek Plaza	The Saul Schottenstein 1984-2011 Trust #4	LLC	SG-Fort Collins, LLC	1.170095	Cash
4711	Fossil Creek Plaza	The Saul Schottenstein 1984-2011 Trust #5	LLC	SG-Fort Collins, LLC	1.170095	Cash
4711	Fossil Creek Plaza	The Saul Schottenstein 1984-2011 Trust #6	LLC	SG-Fort Collins, LLC	1.170095	Cash
4711	Fossil Creek Plaza	The Saul Schottenstein 1984-2011 Trust #7	LLC	SG-Fort Collins, LLC	1.170095	Cash
4711	Fossil Creek Plaza	The Saul Schottenstein 1984-2011 Trust #8	LLC	SG-Fort Collins, LLC	1.170095	Cash
4711	Fossil Creek Plaza	The Saul Schottenstein 1984-2011 Trust #9	LLC	SG-Fort Collins, LLC	1.170095	Cash
4711	Fossil Creek Plaza	The Saul Schottenstein 1984-2011 Trust #10	LLC	SG-Fort Collins, LLC	1.170095	Cash

Property No.	Property Name	Contributing Member	Type of Interest	Existing Entity[2]	% Interest in Existing Entity[1]	Cash/Units[3]
					100.000000

4712	Mentor Center	Ann Schottenstein Deshe 1983 Discretionary Trust	LLC	SG-Mentor, LLC	5.176072	Cash
4712	Mentor Center	David Deshe	LLC	SG-Mentor, LLC	4.738700	Cash
4712	Mentor Center	Elie Deshe	LLC	SG-Mentor, LLC	7.405000	Cash
4712	Mentor Center	GSH Miami, LLC	LLC	SG-Mentor, LLC	0.002480	Units
4712	Mentor Center	Jay L. Schottenstein 1983 Discretionary Trust	LLC	SG-Mentor, LLC	7.517082	Units
4712	Mentor Center	Jonathan Schottenstein	LLC	SG-Mentor, LLC	4.738700	Units
4712	Mentor Center	Joseph Schottenstein	LLC	SG-Mentor, LLC	7.405000	Units
4712	Mentor Center	Lori Schottenstein 1984 Discretionary Trust	LLC	SG-Mentor, LLC	8.456073	Units
4712	Mentor Center	Susan Schottenstein 1983 Discretionary Trust	LLC	SG-Mentor, LLC	4.290773	Cash
4712	Mentor Center	Susan Schottenstein Diamond 1987 Irrevocable Trust	LLC	SG-Mentor, LLC	4.165300	Cash
4712	Mentor Center	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #1	LLC	SG-Mentor, LLC	0.000410	Units
4712	Mentor Center	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #2	LLC	SG-Mentor, LLC	0.000410	Units
4712	Mentor Center	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #3	LLC	SG-Mentor, LLC	0.000410	Units
4712	Mentor Center	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #4	LLC	SG-Mentor, LLC	0.000410	Cash
4712	Mentor Center	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #5	LLC	SG-Mentor, LLC	0.000410	Cash
4712	Mentor Center	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #6	LLC	SG-Mentor, LLC	0.000410	Cash
4712	Mentor Center	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #7	LLC	SG-Mentor, LLC	0.000410	Cash
4712	Mentor Center	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #8	LLC	SG-Mentor, LLC	0.000410	Cash
4712	Mentor Center	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #9	LLC	SG-Mentor, LLC	0.000410	Cash
4712	Mentor Center	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #10	LLC	SG-Mentor, LLC	0.000410	Cash
4712	Mentor Center	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #1	LLC	SG-Mentor, LLC	5.351075	Units
4712	Mentor Center	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #2	LLC	SG-Mentor, LLC	5.351075	Units
4712	Mentor Center	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #3	LLC	SG-Mentor, LLC	5.351075	Units
4712	Mentor Center	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #4	LLC	SG-Mentor, LLC	2.293318	Cash
4712	Mentor Center	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #5	LLC	SG-Mentor, LLC	2.293318	Cash
4712	Mentor Center	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #6	LLC	SG-Mentor, LLC	2.293318	Cash
4712	Mentor Center	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #7	LLC	SG-Mentor, LLC	2.293318	Cash
4712	Mentor Center	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #8	LLC	SG-Mentor, LLC	3.057757	Cash
4712	Mentor Center	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #9	LLC	SG-Mentor, LLC	3.057757	Cash
4712	Mentor Center	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #10	LLC	SG-Mentor, LLC	3.057757	Cash
4712	Mentor Center	The Saul Schottenstein 1984-2011 Trust #1	LLC	SG-Mentor, LLC	1.170095	Units
4712	Mentor Center	The Saul Schottenstein 1984-2011 Trust #2	LLC	SG-Mentor, LLC	1.170095	Units

Property No.	Property Name	Contributing Member	Type of Interest	Existing Entity[2]	% Interest in Existing Entity[1]	Cash/Units[3]
4712	Mentor Center	The Saul Schottenstein 1984-2011 Trust #3	LLC	SG-Mentor, LLC	1.170095	Units
4712	Mentor Center	The Saul Schottenstein 1984-2011 Trust #4	LLC	SG-Mentor, LLC	1.170095	Cash
4712	Mentor Center	The Saul Schottenstein 1984-2011 Trust #5	LLC	SG-Mentor, LLC	1.170095	Cash
4712	Mentor Center	The Saul Schottenstein 1984-2011 Trust #6	LLC	SG-Mentor, LLC	1.170095	Cash
4712	Mentor Center	The Saul Schottenstein 1984-2011 Trust #7	LLC	SG-Mentor, LLC	1.170095	Cash
4712	Mentor Center	The Saul Schottenstein 1984-2011 Trust #8	LLC	SG-Mentor, LLC	1.170095	Cash
4712	Mentor Center	The Saul Schottenstein 1984-2011 Trust #9	LLC	SG-Mentor, LLC	1.170095	Cash
4712	Mentor Center	The Saul Schottenstein 1984-2011 Trust #10	LLC	SG-Mentor, LLC	1.170095	Cash

					100.000000

4910	Hendrix Drive	Ann Schottenstein Deshe 1983 Discretionary Trust	LLC	Truss Hendrix Dr LLC	2.764523	Cash
4910	Hendrix Drive	Jay L. Schottenstein 1983 Discretionary Trust	LLC	Truss Hendrix Dr LLC	4.517633	Units
4910	Hendrix Drive	Lori Schottenstein 1984 Discretionary Trust	LLC	Truss Hendrix Dr LLC	2.764523	Units
4910	Hendrix Drive	Susan Schottenstein 1983 Discretionary Trust	LLC	Truss Hendrix Dr LLC	2.764523	Cash
4910	Hendrix Drive	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #1	LLC	Truss Hendrix Dr LLC	3.750000	Units
4910	Hendrix Drive	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #2	LLC	Truss Hendrix Dr LLC	3.750000	Units
4910	Hendrix Drive	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #3	LLC	Truss Hendrix Dr LLC	3.750000	Units
4910	Hendrix Drive	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #4	LLC	Truss Hendrix Dr LLC	3.750000	Cash
4910	Hendrix Drive	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #5	LLC	Truss Hendrix Dr LLC	3.750000	Cash
4910	Hendrix Drive	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #6	LLC	Truss Hendrix Dr LLC	3.750000	Cash
4910	Hendrix Drive	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #7	LLC	Truss Hendrix Dr LLC	3.750000	Cash
4910	Hendrix Drive	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #8	LLC	Truss Hendrix Dr LLC	3.750000	Cash
4910	Hendrix Drive	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #9	LLC	Truss Hendrix Dr LLC	3.750000	Cash
4910	Hendrix Drive	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #10	LLC	Truss Hendrix Dr LLC	3.750000	Cash
4910	Hendrix Drive	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #1	LLC	Truss Hendrix Dr LLC	6.365839	Units
4910	Hendrix Drive	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #2	LLC	Truss Hendrix Dr LLC	6.365839	Units
4910	Hendrix Drive	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #3	LLC	Truss Hendrix Dr LLC	6.365839	Units
4910	Hendrix Drive	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #4	LLC	Truss Hendrix Dr LLC	2.728216	Cash
4910	Hendrix Drive	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #5	LLC	Truss Hendrix Dr LLC	2.728217	Cash
4910	Hendrix Drive	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #6	LLC	Truss Hendrix Dr LLC	2.728217	Cash
4910	Hendrix Drive	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #7	LLC	Truss Hendrix Dr LLC	2.728217	Cash
4910	Hendrix Drive	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #8	LLC	Truss Hendrix Dr LLC	3.637622	Cash
4910	Hendrix Drive	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #9	LLC	Truss Hendrix Dr LLC	3.637622	Cash
4910	Hendrix Drive	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #10	LLC	Truss Hendrix Dr LLC	3.637622	Cash

Property No.	Property Name	Contributing Member	Type of Interest	Existing Entity[2]	% Interest in Existing Entity[1]	Cash/Units[3]
4910	Hendrix Drive	The Saul Schottenstein 1984-2011 Trust #1	LLC	Truss Hendrix Dr LLC	0.876555	Units
4910	Hendrix Drive	The Saul Schottenstein 1984-2011 Trust #2	LLC	Truss Hendrix Dr LLC	0.876555	Units
4910	Hendrix Drive	The Saul Schottenstein 1984-2011 Trust #3	LLC	Truss Hendrix Dr LLC	0.876555	Units
4910	Hendrix Drive	The Saul Schottenstein 1984-2011 Trust #4	LLC	Truss Hendrix Dr LLC	0.876555	Cash
4910	Hendrix Drive	The Saul Schottenstein 1984-2011 Trust #5	LLC	Truss Hendrix Dr LLC	0.876555	Cash
4910	Hendrix Drive	The Saul Schottenstein 1984-2011 Trust #6	LLC	Truss Hendrix Dr LLC	0.876555	Cash
4910	Hendrix Drive	The Saul Schottenstein 1984-2011 Trust #7	LLC	Truss Hendrix Dr LLC	0.876555	Cash
4910	Hendrix Drive	The Saul Schottenstein 1984-2011 Trust #8	LLC	Truss Hendrix Dr LLC	0.876555	Cash
4910	Hendrix Drive	The Saul Schottenstein 1984-2011 Trust #9	LLC	Truss Hendrix Dr LLC	0.876555	Cash
4910	Hendrix Drive	The Saul Schottenstein 1984-2011 Trust #10	LLC	Truss Hendrix Dr LLC	0.876555	Cash

					100.000000

4911	Lafayette Center	Ann Schottenstein Deshe 1983 Discretionary Trust	LLC	Truss Lafayette Rd. IN LLC	2.764523	Cash
4911	Lafayette Center	Jay L. Schottenstein 1983 Discretionary Trust	LLC	Truss Lafayette Rd. IN LLC	4.517633	Units
4911	Lafayette Center	Lori Schottenstein 1984 Discretionary Trust	LLC	Truss Lafayette Rd. IN LLC	2.764523	Units
4911	Lafayette Center	Susan Schottenstein 1983 Discretionary Trust	LLC	Truss Lafayette Rd. IN LLC	2.764523	Cash
4911	Lafayette Center	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #1	LLC	Truss Lafayette Rd. IN LLC	3.750000	Units
4911	Lafayette Center	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #2	LLC	Truss Lafayette Rd. IN LLC	3.750000	Units
4911	Lafayette Center	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #3	LLC	Truss Lafayette Rd. IN LLC	3.750000	Units
4911	Lafayette Center	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #4	LLC	Truss Lafayette Rd. IN LLC	3.750000	Cash
4911	Lafayette Center	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #5	LLC	Truss Lafayette Rd. IN LLC	3.750000	Cash
4911	Lafayette Center	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #6	LLC	Truss Lafayette Rd. IN LLC	3.750000	Cash
4911	Lafayette Center	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #7	LLC	Truss Lafayette Rd. IN LLC	3.750000	Cash
4911	Lafayette Center	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #8	LLC	Truss Lafayette Rd. IN LLC	3.750000	Cash
4911	Lafayette Center	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #9	LLC	Truss Lafayette Rd. IN LLC	3.750000	Cash
4911	Lafayette Center	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #10	LLC	Truss Lafayette Rd. IN LLC	3.750000	Cash
4911	Lafayette Center	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #1	LLC	Truss Lafayette Rd. IN LLC	6.365839	Units
4911	Lafayette Center	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #2	LLC	Truss Lafayette Rd. IN LLC	6.365839	Units
4911	Lafayette Center	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #3	LLC	Truss Lafayette Rd. IN LLC	6.365839	Units
4911	Lafayette Center	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #4	LLC	Truss Lafayette Rd. IN LLC	2.728216	Cash
4911	Lafayette Center	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #5	LLC	Truss Lafayette Rd. IN LLC	2.728217	Cash
4911	Lafayette Center	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #6	LLC	Truss Lafayette Rd. IN LLC	2.728217	Cash
4911	Lafayette Center	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #7	LLC	Truss Lafayette Rd. IN LLC	2.728217	Cash
4911	Lafayette Center	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #8	LLC	Truss Lafayette Rd. IN LLC	3.637622	Cash

Property No.	Property Name	Contributing Member	Type of Interest	Existing Entity[2]	% Interest in Existing Entity[1]	Cash/Units[3]
4911	Lafayette Center	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #9	LLC	Truss Lafayette Rd. IN LLC	3.637622	Cash
4911	Lafayette Center	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #10	LLC	Truss Lafayette Rd. IN LLC	3.637622	Cash
4911	Lafayette Center	The Saul Schottenstein 1984-2011 Trust #1	LLC	Truss Lafayette Rd. IN LLC	0.876555	Units
4911	Lafayette Center	The Saul Schottenstein 1984-2011 Trust #2	LLC	Truss Lafayette Rd. IN LLC	0.876555	Units
4911	Lafayette Center	The Saul Schottenstein 1984-2011 Trust #3	LLC	Truss Lafayette Rd. IN LLC	0.876555	Units
4911	Lafayette Center	The Saul Schottenstein 1984-2011 Trust #4	LLC	Truss Lafayette Rd. IN LLC	0.876555	Cash
4911	Lafayette Center	The Saul Schottenstein 1984-2011 Trust #5	LLC	Truss Lafayette Rd. IN LLC	0.876555	Cash
4911	Lafayette Center	The Saul Schottenstein 1984-2011 Trust #6	LLC	Truss Lafayette Rd. IN LLC	0.876555	Cash
4911	Lafayette Center	The Saul Schottenstein 1984-2011 Trust #7	LLC	Truss Lafayette Rd. IN LLC	0.876555	Cash
4911	Lafayette Center	The Saul Schottenstein 1984-2011 Trust #8	LLC	Truss Lafayette Rd. IN LLC	0.876555	Cash
4911	Lafayette Center	The Saul Schottenstein 1984-2011 Trust #9	LLC	Truss Lafayette Rd. IN LLC	0.876555	Cash
4911	Lafayette Center	The Saul Schottenstein 1984-2011 Trust #10	LLC	Truss Lafayette Rd. IN LLC	0.876555	Cash

					100.000000

4912	Latonia Plaza II	Ann Schottenstein Deshe 1983 Discretionary Trust	LLC	Truss Latonia Plaza KY LLC	2.764523	Cash
4912	Latonia Plaza II	Jay L. Schottenstein 1983 Discretionary Trust	LLC	Truss Latonia Plaza KY LLC	4.517633	Units
4912	Latonia Plaza II	Lori Schottenstein 1984 Discretionary Trust	LLC	Truss Latonia Plaza KY LLC	2.764523	Units
4912	Latonia Plaza II	Susan Schottenstein 1983 Discretionary Trust	LLC	Truss Latonia Plaza KY LLC	2.764523	Cash
4912	Latonia Plaza II	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #1	LLC	Truss Latonia Plaza KY LLC	3.750000	Units
4912	Latonia Plaza II	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #2	LLC	Truss Latonia Plaza KY LLC	3.750000	Units
4912	Latonia Plaza II	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #3	LLC	Truss Latonia Plaza KY LLC	3.750000	Units
4912	Latonia Plaza II	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #4	LLC	Truss Latonia Plaza KY LLC	3.750000	Cash
4912	Latonia Plaza II	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #5	LLC	Truss Latonia Plaza KY LLC	3.750000	Cash
4912	Latonia Plaza II	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #6	LLC	Truss Latonia Plaza KY LLC	3.750000	Cash
4912	Latonia Plaza II	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #7	LLC	Truss Latonia Plaza KY LLC	3.750000	Cash
4912	Latonia Plaza II	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #8	LLC	Truss Latonia Plaza KY LLC	3.750000	Cash
4912	Latonia Plaza II	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #9	LLC	Truss Latonia Plaza KY LLC	3.750000	Cash
4912	Latonia Plaza II	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #10	LLC	Truss Latonia Plaza KY LLC	3.750000	Cash
4912	Latonia Plaza II	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #1	LLC	Truss Latonia Plaza KY LLC	6.365839	Units
4912	Latonia Plaza II	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #2	LLC	Truss Latonia Plaza KY LLC	6.365839	Units
4912	Latonia Plaza II	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #3	LLC	Truss Latonia Plaza KY LLC	6.365839	Units
4912	Latonia Plaza II	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #4	LLC	Truss Latonia Plaza KY LLC	2.728216	Cash
4912	Latonia Plaza II	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #5	LLC	Truss Latonia Plaza KY LLC	2.728217	Cash
4912	Latonia Plaza II	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #6	LLC	Truss Latonia Plaza KY LLC	2.728217	Cash

Property No.	Property Name	Contributing Member	Type of Interest	Existing Entity[2]	% Interest in Existing Entity[1]	Cash/Units[3]
4912	Latonia Plaza II	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #7	LLC	Truss Latonia Plaza KY LLC	2.728217	Cash
4912	Latonia Plaza II	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #8	LLC	Truss Latonia Plaza KY LLC	3.637622	Cash
4912	Latonia Plaza II	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #9	LLC	Truss Latonia Plaza KY LLC	3.637622	Cash
4912	Latonia Plaza II	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #10	LLC	Truss Latonia Plaza KY LLC	3.637622	Cash
4912	Latonia Plaza II	The Saul Schottenstein 1984-2011 Trust #1	LLC	Truss Latonia Plaza KY LLC	0.876555	Units
4912	Latonia Plaza II	The Saul Schottenstein 1984-2011 Trust #2	LLC	Truss Latonia Plaza KY LLC	0.876555	Units
4912	Latonia Plaza II	The Saul Schottenstein 1984-2011 Trust #3	LLC	Truss Latonia Plaza KY LLC	0.876555	Units
4912	Latonia Plaza II	The Saul Schottenstein 1984-2011 Trust #4	LLC	Truss Latonia Plaza KY LLC	0.876555	Cash
4912	Latonia Plaza II	The Saul Schottenstein 1984-2011 Trust #5	LLC	Truss Latonia Plaza KY LLC	0.876555	Cash
4912	Latonia Plaza II	The Saul Schottenstein 1984-2011 Trust #6	LLC	Truss Latonia Plaza KY LLC	0.876555	Cash
4912	Latonia Plaza II	The Saul Schottenstein 1984-2011 Trust #7	LLC	Truss Latonia Plaza KY LLC	0.876555	Cash
4912	Latonia Plaza II	The Saul Schottenstein 1984-2011 Trust #8	LLC	Truss Latonia Plaza KY LLC	0.876555	Cash
4912	Latonia Plaza II	The Saul Schottenstein 1984-2011 Trust #9	LLC	Truss Latonia Plaza KY LLC	0.876555	Cash
4912	Latonia Plaza II	The Saul Schottenstein 1984-2011 Trust #10	LLC	Truss Latonia Plaza KY LLC	0.876555	Cash

					100.000000

4913	Greenwood Pavilion	Ann Schottenstein Deshe 1983 Discretionary Trust	LLC	Truss Greenwood IN LLC	2.764523	Cash
4913	Greenwood Pavilion	Jay L. Schottenstein 1983 Discretionary Trust	LLC	Truss Greenwood IN LLC	4.517633	Units
4913	Greenwood Pavilion	Lori Schottenstein 1984 Discretionary Trust	LLC	Truss Greenwood IN LLC	2.764523	Units
4913	Greenwood Pavilion	Susan Schottenstein 1983 Discretionary Trust	LLC	Truss Greenwood IN LLC	2.764523	Cash
4913	Greenwood Pavilion	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #1	LLC	Truss Greenwood IN LLC	3.750000	Units
4913	Greenwood Pavilion	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #2	LLC	Truss Greenwood IN LLC	3.750000	Units
4913	Greenwood Pavilion	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #3	LLC	Truss Greenwood IN LLC	3.750000	Units
4913	Greenwood Pavilion	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #4	LLC	Truss Greenwood IN LLC	3.750000	Cash
4913	Greenwood Pavilion	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #5	LLC	Truss Greenwood IN LLC	3.750000	Cash
4913	Greenwood Pavilion	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #6	LLC	Truss Greenwood IN LLC	3.750000	Cash
4913	Greenwood Pavilion	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #7	LLC	Truss Greenwood IN LLC	3.750000	Cash
4913	Greenwood Pavilion	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #8	LLC	Truss Greenwood IN LLC	3.750000	Cash
4913	Greenwood Pavilion	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #9	LLC	Truss Greenwood IN LLC	3.750000	Cash
4913	Greenwood Pavilion	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #10	LLC	Truss Greenwood IN LLC	3.750000	Cash
4913	Greenwood Pavilion	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #1	LLC	Truss Greenwood IN LLC	6.365839	Units
4913	Greenwood Pavilion	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #2	LLC	Truss Greenwood IN LLC	6.365839	Units
4913	Greenwood Pavilion	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #3	LLC	Truss Greenwood IN LLC	6.365839	Units
4913	Greenwood Pavilion	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #4	LLC	Truss Greenwood IN LLC	2.728216	Cash

Property No.	Property Name	Contributing Member	Type of Interest	Existing Entity[2]	% Interest in Existing Entity[1]	Cash/Units[3]
4913	Greenwood Pavilion	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #5	LLC	Truss Greenwood IN LLC	2.728217	Cash
4913	Greenwood Pavilion	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #6	LLC	Truss Greenwood IN LLC	2.728217	Cash
4913	Greenwood Pavilion	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #7	LLC	Truss Greenwood IN LLC	2.728217	Cash
4913	Greenwood Pavilion	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #8	LLC	Truss Greenwood IN LLC	3.637622	Cash
4913	Greenwood Pavilion	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #9	LLC	Truss Greenwood IN LLC	3.637622	Cash
4913	Greenwood Pavilion	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #10	LLC	Truss Greenwood IN LLC	3.637622	Cash
4913	Greenwood Pavilion	The Saul Schottenstein 1984-2011 Trust #1	LLC	Truss Greenwood IN LLC	0.876555	Units
4913	Greenwood Pavilion	The Saul Schottenstein 1984-2011 Trust #2	LLC	Truss Greenwood IN LLC	0.876555	Units
4913	Greenwood Pavilion	The Saul Schottenstein 1984-2011 Trust #3	LLC	Truss Greenwood IN LLC	0.876555	Units
4913	Greenwood Pavilion	The Saul Schottenstein 1984-2011 Trust #4	LLC	Truss Greenwood IN LLC	0.876555	Cash
4913	Greenwood Pavilion	The Saul Schottenstein 1984-2011 Trust #5	LLC	Truss Greenwood IN LLC	0.876555	Cash
4913	Greenwood Pavilion	The Saul Schottenstein 1984-2011 Trust #6	LLC	Truss Greenwood IN LLC	0.876555	Cash
4913	Greenwood Pavilion	The Saul Schottenstein 1984-2011 Trust #7	LLC	Truss Greenwood IN LLC	0.876555	Cash
4913	Greenwood Pavilion	The Saul Schottenstein 1984-2011 Trust #8	LLC	Truss Greenwood IN LLC	0.876555	Cash
4913	Greenwood Pavilion	The Saul Schottenstein 1984-2011 Trust #9	LLC	Truss Greenwood IN LLC	0.876555	Cash
4913	Greenwood Pavilion	The Saul Schottenstein 1984-2011 Trust #10	LLC	Truss Greenwood IN LLC	0.876555	Cash

					100.000000

4915	Thomas Street Warehouse	Ann Schottenstein Deshe 1983 Discretionary Trust	LLC	Truss Wilkinsburg PA LLC	2.764523	Cash
4915	Thomas Street Warehouse	Jay L. Schottenstein 1983 Discretionary Trust	LLC	Truss Wilkinsburg PA LLC	4.517633	Units
4915	Thomas Street Warehouse	Lori Schottenstein 1984 Discretionary Trust	LLC	Truss Wilkinsburg PA LLC	2.764523	Units
4915	Thomas Street Warehouse	Susan Schottenstein 1983 Discretionary Trust	LLC	Truss Wilkinsburg PA LLC	2.764523	Cash
4915	Thomas Street Warehouse	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #1	LLC	Truss Wilkinsburg PA LLC	3.750000	Units
4915	Thomas Street Warehouse	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #2	LLC	Truss Wilkinsburg PA LLC	3.750000	Units
4915	Thomas Street Warehouse	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #3	LLC	Truss Wilkinsburg PA LLC	3.750000	Units
4915	Thomas Street Warehouse	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #4	LLC	Truss Wilkinsburg PA LLC	3.750000	Cash
4915	Thomas Street Warehouse	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #5	LLC	Truss Wilkinsburg PA LLC	3.750000	Cash
4915	Thomas Street Warehouse	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #6	LLC	Truss Wilkinsburg PA LLC	3.750000	Cash
4915	Thomas Street Warehouse	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #7	LLC	Truss Wilkinsburg PA LLC	3.750000	Cash
4915	Thomas Street Warehouse	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #8	LLC	Truss Wilkinsburg PA LLC	3.750000	Cash
4915	Thomas Street Warehouse	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #9	LLC	Truss Wilkinsburg PA LLC	3.750000	Cash
4915	Thomas Street Warehouse	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #10	LLC	Truss Wilkinsburg PA LLC	3.750000	Cash
4915	Thomas Street Warehouse	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #1	LLC	Truss Wilkinsburg PA LLC	6.365839	Units
4915	Thomas Street Warehouse	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #2	LLC	Truss Wilkinsburg PA LLC	6.365839	Units

Property No.	Property Name	Contributing Member	Type of Interest	Existing Entity[2]	% Interest in Existing Entity[1]	Cash/Units[3]
4915	Thomas Street Warehouse	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #3	LLC	Truss Wilkinsburg PA LLC	6.365839	Units
4915	Thomas Street Warehouse	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #4	LLC	Truss Wilkinsburg PA LLC	2.728216	Cash
4915	Thomas Street Warehouse	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #5	LLC	Truss Wilkinsburg PA LLC	2.728217	Cash
4915	Thomas Street Warehouse	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #6	LLC	Truss Wilkinsburg PA LLC	2.728217	Cash
4915	Thomas Street Warehouse	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #7	LLC	Truss Wilkinsburg PA LLC	2.728217	Cash
4915	Thomas Street Warehouse	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #8	LLC	Truss Wilkinsburg PA LLC	3.637622	Cash
4915	Thomas Street Warehouse	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #9	LLC	Truss Wilkinsburg PA LLC	3.637622	Cash
4915	Thomas Street Warehouse	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #10	LLC	Truss Wilkinsburg PA LLC	3.637622	Cash
4915	Thomas Street Warehouse	The Saul Schottenstein 1984-2011 Trust #1	LLC	Truss Wilkinsburg PA LLC	0.876555	Units
4915	Thomas Street Warehouse	The Saul Schottenstein 1984-2011 Trust #2	LLC	Truss Wilkinsburg PA LLC	0.876555	Units
4915	Thomas Street Warehouse	The Saul Schottenstein 1984-2011 Trust #3	LLC	Truss Wilkinsburg PA LLC	0.876555	Units
4915	Thomas Street Warehouse	The Saul Schottenstein 1984-2011 Trust #4	LLC	Truss Wilkinsburg PA LLC	0.876555	Cash
4915	Thomas Street Warehouse	The Saul Schottenstein 1984-2011 Trust #5	LLC	Truss Wilkinsburg PA LLC	0.876555	Cash
4915	Thomas Street Warehouse	The Saul Schottenstein 1984-2011 Trust #6	LLC	Truss Wilkinsburg PA LLC	0.876555	Cash
4915	Thomas Street Warehouse	The Saul Schottenstein 1984-2011 Trust #7	LLC	Truss Wilkinsburg PA LLC	0.876555	Cash
4915	Thomas Street Warehouse	The Saul Schottenstein 1984-2011 Trust #8	LLC	Truss Wilkinsburg PA LLC	0.876555	Cash
4915	Thomas Street Warehouse	The Saul Schottenstein 1984-2011 Trust #9	LLC	Truss Wilkinsburg PA LLC	0.876555	Cash
4915	Thomas Street Warehouse	The Saul Schottenstein 1984-2011 Trust #10	LLC	Truss Wilkinsburg PA LLC	0.876555	Cash

					100.000000

4916	5th & Juliana St.	Ann Schottenstein Deshe 1983 Discretionary Trust	LLC	Truss Parkersburg WV LLC	2.764523	Cash
4916	5th & Juliana St.	Jay L. Schottenstein 1983 Discretionary Trust	LLC	Truss Parkersburg WV LLC	4.517633	Units
4916	5th & Juliana St.	Lori Schottenstein 1984 Discretionary Trust	LLC	Truss Parkersburg WV LLC	2.764523	Units
4916	5th & Juliana St.	Susan Schottenstein 1983 Discretionary Trust	LLC	Truss Parkersburg WV LLC	2.764523	Cash
4916	5th & Juliana St.	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #1	LLC	Truss Parkersburg WV LLC	3.750000	Units
4916	5th & Juliana St.	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #2	LLC	Truss Parkersburg WV LLC	3.750000	Units
4916	5th & Juliana St.	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #3	LLC	Truss Parkersburg WV LLC	3.750000	Units
4916	5th & Juliana St.	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #4	LLC	Truss Parkersburg WV LLC	3.750000	Cash
4916	5th & Juliana St.	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #5	LLC	Truss Parkersburg WV LLC	3.750000	Cash
4916	5th & Juliana St.	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #6	LLC	Truss Parkersburg WV LLC	3.750000	Cash
4916	5th & Juliana St.	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #7	LLC	Truss Parkersburg WV LLC	3.750000	Cash
4916	5th & Juliana St.	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #8	LLC	Truss Parkersburg WV LLC	3.750000	Cash
4916	5th & Juliana St.	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #9	LLC	Truss Parkersburg WV LLC	3.750000	Cash
4916	5th & Juliana St.	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #10	LLC	Truss Parkersburg WV LLC	3.750000	Cash

Property No.	Property Name	Contributing Member	Type of Interest	Existing Entity[2]	% Interest in Existing Entity[1]	Cash/Units[3]
4916	5th & Juliana St.	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #1	LLC	Truss Parkersburg WV LLC	6.365839	Units
4916	5th & Juliana St.	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #2	LLC	Truss Parkersburg WV LLC	6.365839	Units
4916	5th & Juliana St.	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #3	LLC	Truss Parkersburg WV LLC	6.365839	Units
4916	5th & Juliana St.	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #4	LLC	Truss Parkersburg WV LLC	2.728216	Cash
4916	5th & Juliana St.	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #5	LLC	Truss Parkersburg WV LLC	2.728217	Cash
4916	5th & Juliana St.	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #6	LLC	Truss Parkersburg WV LLC	2.728217	Cash
4916	5th & Juliana St.	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #7	LLC	Truss Parkersburg WV LLC	2.728217	Cash
4916	5th & Juliana St.	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #8	LLC	Truss Parkersburg WV LLC	3.637622	Cash
4916	5th & Juliana St.	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #9	LLC	Truss Parkersburg WV LLC	3.637622	Cash
4916	5th & Juliana St.	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #10	LLC	Truss Parkersburg WV LLC	3.637622	Cash
4916	5th & Juliana St.	The Saul Schottenstein 1984-2011 Trust #1	LLC	Truss Parkersburg WV LLC	0.876555	Units
4916	5th & Juliana St.	The Saul Schottenstein 1984-2011 Trust #2	LLC	Truss Parkersburg WV LLC	0.876555	Units
4916	5th & Juliana St.	The Saul Schottenstein 1984-2011 Trust #3	LLC	Truss Parkersburg WV LLC	0.876555	Units
4916	5th & Juliana St.	The Saul Schottenstein 1984-2011 Trust #4	LLC	Truss Parkersburg WV LLC	0.876555	Cash
4916	5th & Juliana St.	The Saul Schottenstein 1984-2011 Trust #5	LLC	Truss Parkersburg WV LLC	0.876555	Cash
4916	5th & Juliana St.	The Saul Schottenstein 1984-2011 Trust #6	LLC	Truss Parkersburg WV LLC	0.876555	Cash
4916	5th & Juliana St.	The Saul Schottenstein 1984-2011 Trust #7	LLC	Truss Parkersburg WV LLC	0.876555	Cash
4916	5th & Juliana St.	The Saul Schottenstein 1984-2011 Trust #8	LLC	Truss Parkersburg WV LLC	0.876555	Cash
4916	5th & Juliana St.	The Saul Schottenstein 1984-2011 Trust #9	LLC	Truss Parkersburg WV LLC	0.876555	Cash
4916	5th & Juliana St.	The Saul Schottenstein 1984-2011 Trust #10	LLC	Truss Parkersburg WV LLC	0.876555	Cash

					100.000000

5310	Kroger Centre at Sawmill Hard	Ann Schottenstein Deshe 1983 Discretionary Trust	LLC	Sawmill Partners I LLC	6.250000	Cash
5310	Kroger Centre at Sawmill Hard	Jay L. Schottenstein 1983 Discretionary Trust	LLC	Sawmill Partners I LLC	6.250000	Units
5310	Kroger Centre at Sawmill Hard	Lori Schottenstein 1984 Discretionary Trust	LLC	Sawmill Partners I LLC	6.250000	Units
5310	Kroger Centre at Sawmill Hard	Susan Schottenstein 1983 Discretionary Trust	LLC	Sawmill Partners I LLC	6.250000	Cash
5310	Kroger Centre at Sawmill Hard	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #1	LLC	Sawmill Partners I LLC	2.500000	Units
5310	Kroger Centre at Sawmill Hard	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #2	LLC	Sawmill Partners I LLC	2.500000	Units
5310	Kroger Centre at Sawmill Hard	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #3	LLC	Sawmill Partners I LLC	2.500000	Units
5310	Kroger Centre at Sawmill Hard	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #4	LLC	Sawmill Partners I LLC	2.500000	Cash
5310	Kroger Centre at Sawmill Hard	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #5	LLC	Sawmill Partners I LLC	2.500000	Cash
5310	Kroger Centre at Sawmill Hard	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #6	LLC	Sawmill Partners I LLC	2.500000	Cash
5310	Kroger Centre at Sawmill Hard	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #7	LLC	Sawmill Partners I LLC	2.500000	Cash
5310	Kroger Centre at Sawmill Hard	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #8	LLC	Sawmill Partners I LLC	2.500000	Cash

Property No.	Property Name	Contributing Member	Type of Interest	Existing Entity[2]	% Interest in Existing Entity[1]	Cash/Units[3]
5310	Kroger Centre at Sawmill Hard	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #9	LLC	Sawmill Partners I LLC	2.500000	Cash

5310	Kroger Centre at Sawmill Hard	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #10	LLC	Sawmill Partners I LLC	2.500000	Cash

					50.000000
Note: Rub, LLC will continue to hold a 50% interest in Sawmill Partners I LLC. Sawmill Partners I LLC holds a 74.71% interest in Sawmill Hard Center LLC, the owner of the Property.

5310	Kroger Centre at Sawmill Hard	Ann Schottenstein Deshe 1983 Discretionary Trust	LLC	Sawmill Partners II LLC	6.250000	Cash
5310	Kroger Centre at Sawmill Hard	Jay L. Schottenstein 1983 Discretionary Trust	LLC	Sawmill Partners II LLC	6.250000	Units
5310	Kroger Centre at Sawmill Hard	Lori Schottenstein 1984 Discretionary Trust	LLC	Sawmill Partners II LLC	6.250000	Units
5310	Kroger Centre at Sawmill Hard	Susan Schottenstein 1983 Discretionary Trust	LLC	Sawmill Partners II LLC	6.250000	Cash
5310	Kroger Centre at Sawmill Hard	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #1	LLC	Sawmill Partners II LLC	2.500000	Units
5310	Kroger Centre at Sawmill Hard	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #2	LLC	Sawmill Partners II LLC	2.500000	Units
5310	Kroger Centre at Sawmill Hard	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #3	LLC	Sawmill Partners II LLC	2.500000	Units
5310	Kroger Centre at Sawmill Hard	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #4	LLC	Sawmill Partners II LLC	2.500000	Cash
5310	Kroger Centre at Sawmill Hard	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #5	LLC	Sawmill Partners II LLC	2.500000	Cash
5310	Kroger Centre at Sawmill Hard	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #6	LLC	Sawmill Partners II LLC	2.500000	Cash
5310	Kroger Centre at Sawmill Hard	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #7	LLC	Sawmill Partners II LLC	2.500000	Cash
5310	Kroger Centre at Sawmill Hard	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #8	LLC	Sawmill Partners II LLC	2.500000	Cash
5310	Kroger Centre at Sawmill Hard	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #9	LLC	Sawmill Partners II LLC	2.500000	Cash
5310	Kroger Centre at Sawmill Hard	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #10	LLC	Sawmill Partners II LLC	2.500000	Cash

					50.000000
Note: Rub, LLC will continue to hold a 50% interest in Sawmill Partners II LLC. Sawmill Partners II LLC holds a 25.29% interest in Sawmill Hard Center LLC, the owner of the Property.

6010	Page Manor Shopping Center	Ann Schottenstein Deshe 1983 Discretionary Trust	LLC	Allied Page Manor LLC	17.250000	Cash
6010	Page Manor Shopping Center	Jay L. Schottenstein 1983 Discretionary Trust	LLC	Allied Page Manor LLC	17.250000	Units
6010	Page Manor Shopping Center	Lori Schottenstein 1984 Discretionary Trust	LLC	Allied Page Manor LLC	17.250000	Units
6010	Page Manor Shopping Center	Saul Schottenstein 2002 Trust No. 1	LLC	Allied Page Manor LLC	12.400000	Units
6010	Page Manor Shopping Center	Saul Schottenstein 2002 Trust No. 2	LLC	Allied Page Manor LLC	6.200000	Cash
6010	Page Manor Shopping Center	Saul Schottenstein 2002 Trust No. 3	LLC	Allied Page Manor LLC	6.200000	Cash
6010	Page Manor Shopping Center	Saul Schottenstein Subchapter S Trust No. 4	LLC	Allied Page Manor LLC	6.200000	Units
6010	Page Manor Shopping Center	Susan Schottenstein 1983 Discretionary Trust	LLC	Allied Page Manor LLC	17.250000	Cash

					100.000000

6020	Fairborn Shopping Center	Ann Schottenstein Deshe 1983 Discretionary Trust	LLC	Allied Fairborn LLC	17.250000	Cash
6020	Fairborn Shopping Center	Jay L. Schottenstein 1983 Discretionary Trust	LLC	Allied Fairborn LLC	17.250000	Units

Property No.	Property Name	Contributing Member	Type of Interest	Existing Entity[2]	% Interest in Existing Entity[1]	Cash/Units[3]
6020	Fairborn Shopping Center	Lori Schottenstein 1984 Discretionary Trust	LLC	Allied Fairborn LLC	17.250000	Units
6020	Fairborn Shopping Center	Saul Schottenstein 2002 Trust No. 1	LLC	Allied Fairborn LLC	12.400000	Units
6020	Fairborn Shopping Center	Saul Schottenstein 2002 Trust No. 2	LLC	Allied Fairborn LLC	6.200000	Cash
6020	Fairborn Shopping Center	Saul Schottenstein 2002 Trust No. 3	LLC	Allied Fairborn LLC	6.200000	Cash
6020	Fairborn Shopping Center	Saul Schottenstein Subchapter S Trust No. 4	LLC	Allied Fairborn LLC	6.200000	Units
6020	Fairborn Shopping Center	Susan Schottenstein 1983 Discretionary Trust	LLC	Allied Fairborn LLC	17.250000	Cash

					100.000000

6030	Miamisburg Plaza Shopping Center	Ann Schottenstein Deshe 1983 Discretionary Trust	LLC	Allied Miamisburg LLC	17.250000	Cash
6030	Miamisburg Plaza Shopping Center	Jay L. Schottenstein 1983 Discretionary Trust	LLC	Allied Miamisburg LLC	17.250000	Units
6030	Miamisburg Plaza Shopping Center	Lori Schottenstein 1984 Discretionary Trust	LLC	Allied Miamisburg LLC	17.250000	Units
6030	Miamisburg Plaza Shopping Center	Saul Schottenstein 2002 Trust No. 1	LLC	Allied Miamisburg LLC	12.400000	Units
6030	Miamisburg Plaza Shopping Center	Saul Schottenstein 2002 Trust No. 2	LLC	Allied Miamisburg LLC	6.200000	Cash
6030	Miamisburg Plaza Shopping Center	Saul Schottenstein 2002 Trust No. 3	LLC	Allied Miamisburg LLC	6.200000	Cash
6030	Miamisburg Plaza Shopping Center	Saul Schottenstein Subchapter S Trust No. 4	LLC	Allied Miamisburg LLC	6.200000	Units
6030	Miamisburg Plaza Shopping Center	Susan Schottenstein 1983 Discretionary Trust	LLC	Allied Miamisburg LLC	17.250000	Cash

					100.000000

6040	Park Shopping Center	Ann Schottenstein Deshe 1983 Discretionary Trust	LLC	Allied Park LLC	17.250000	Cash
6040	Park Shopping Center	Jay L. Schottenstein 1983 Discretionary Trust	LLC	Allied Park LLC	17.250000	Units
6040	Park Shopping Center	Lori Schottenstein 1984 Discretionary Trust	LLC	Allied Park LLC	17.250000	Units
6040	Park Shopping Center	Saul Schottenstein 2002 Trust No. 1	LLC	Allied Park LLC	12.400000	Units
6040	Park Shopping Center	Saul Schottenstein 2002 Trust No. 2	LLC	Allied Park LLC	6.200000	Cash
6040	Park Shopping Center	Saul Schottenstein 2002 Trust No. 3	LLC	Allied Park LLC	6.200000	Cash
6040	Park Shopping Center	Saul Schottenstein Subchapter S Trust No. 4	LLC	Allied Park LLC	6.200000	Units
6040	Park Shopping Center	Susan Schottenstein 1983 Discretionary Trust	LLC	Allied Park LLC	17.250000	Cash

					100.000000

6110	Crossings at Hobart	Edward Arndt	LLC	Crossings at Hobart-I, LLC	2.500000	Units
6110	Crossings at Hobart	Gerald Greenfield	LLC	Crossings at Hobart-I, LLC	1.000000	Units
6110	Crossings at Hobart	Jeff Gould	LLC	Crossings at Hobart-I, LLC	4.500000	Units
6110	Crossings at Hobart	Jubilee Limited Partnership	LLC	Crossings at Hobart-I, LLC	90.500000	Units
6110	Crossings at Hobart	Michael Schiff	LLC	Crossings at Hobart-I, LLC	1.000000	Units
6110	Crossings at Hobart	Steve Rubin	LLC	Crossings at Hobart-I, LLC	0.500000	Units

Property No.	Property Name	Contributing Member	Type of Interest	Existing Entity[2]	% Interest in Existing Entity[1]	Cash/Units[3]
					100.000000

6210	Burlington East	Ann Schottenstein Deshe 1983 Discretionary Trust	LLC	East Main Centers — I LLC	6.666660	Cash
6210	Burlington East	Jay L. Schottenstein 1983 Discretionary Trust	LLC	East Main Centers — I LLC	13.333320	Units
6210	Burlington East	Lori Schottenstein 1984 Discretionary Trust	LLC	East Main Centers — I LLC	6.666660	Units
6210	Burlington East	Susan Schottenstein 1983 Discretionary Trust	LLC	East Main Centers — I LLC	6.666660	Cash
6210	Burlington East	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #1	LLC	East Main Centers — I LLC	1.666665	Units
6210	Burlington East	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #2	LLC	East Main Centers — I LLC	1.666665	Units
6210	Burlington East	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #3	LLC	East Main Centers — I LLC	1.666665	Units
6210	Burlington East	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #4	LLC	East Main Centers — I LLC	1.666665	Cash
6210	Burlington East	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #5	LLC	East Main Centers — I LLC	1.666665	Cash
6210	Burlington East	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #6	LLC	East Main Centers — I LLC	1.666665	Cash
6210	Burlington East	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #7	LLC	East Main Centers — I LLC	1.666665	Cash
6210	Burlington East	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #8	LLC	East Main Centers — I LLC	1.666665	Cash
6210	Burlington East	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #9	LLC	East Main Centers — I LLC	1.666665	Cash
6210	Burlington East	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #10	LLC	East Main Centers — I LLC	1.666665	Cash
6210	Burlington East	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #1	LLC	East Main Centers — I LLC	5.185195	Units
6210	Burlington East	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #2	LLC	East Main Centers — I LLC	5.185196	Units
6210	Burlington East	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #3	LLC	East Main Centers — I LLC	5.185196	Units
6210	Burlington East	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #4	LLC	East Main Centers — I LLC	2.222226	Cash
6210	Burlington East	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #5	LLC	East Main Centers — I LLC	2.222227	Cash
6210	Burlington East	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #6	LLC	East Main Centers — I LLC	2.222227	Cash
6210	Burlington East	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #7	LLC	East Main Centers — I LLC	2.222227	Cash
6210	Burlington East	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #8	LLC	East Main Centers — I LLC	2.962969	Cash
6210	Burlington East	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #9	LLC	East Main Centers — I LLC	2.962969	Cash
6210	Burlington East	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #10	LLC	East Main Centers — I LLC	2.962969	Cash
6210	Burlington East	The Saul Schottenstein 1984-2011 Trust #1	LLC	East Main Centers — I LLC	1.666665	Units
6210	Burlington East	The Saul Schottenstein 1984-2011 Trust #2	LLC	East Main Centers — I LLC	1.666665	Units
6210	Burlington East	The Saul Schottenstein 1984-2011 Trust #3	LLC	East Main Centers — I LLC	1.666665	Units
6210	Burlington East	The Saul Schottenstein 1984-2011 Trust #4	LLC	East Main Centers — I LLC	1.666665	Cash
6210	Burlington East	The Saul Schottenstein 1984-2011 Trust #5	LLC	East Main Centers — I LLC	1.666665	Cash
6210	Burlington East	The Saul Schottenstein 1984-2011 Trust #6	LLC	East Main Centers — I LLC	1.666665	Cash
6210	Burlington East	The Saul Schottenstein 1984-2011 Trust #7	LLC	East Main Centers — I LLC	1.666665	Cash
6210	Burlington East	The Saul Schottenstein 1984-2011 Trust #8	LLC	East Main Centers — I LLC	1.666665	Cash

Property No.	Property Name	Contributing Member	Type of Interest	Existing Entity[2]	% Interest in Existing Entity[1]	Cash/Units[3]
6210	Burlington East	The Saul Schottenstein 1984-2011 Trust #9	LLC	East Main Centers — I LLC	1.666665	Cash
6210	Burlington East	The Saul Schottenstein 1984-2011 Trust #10	LLC	East Main Centers — I LLC	1.666665	Cash

					100.000000

6802	Bloomfield Park Gateway Center	Jubilee Limited Partnership	LLC	JLP-Bloomfield Park MI LLC	100.000000	Units
Note: JLP-Bloomfield Park MI LLC holds a 50% interest in Bloomfield Park Center LLC, the owner of the mortgage note secured by the Property. Square Mile Capital Management LLC will continue to hold a 50% interest in Bloomfield Park Center LLC.

6810	Crossings at Hobart Land	Jubilee Limited Partnership	LLC	JLP-Hobart Land LLC	100.000000	Units

6910	Newnan Crossing	Bernstein Financial Group, L.L.C.	LLC	SD-Newnan, LLC	25.000000	Cash
6910	Newnan Crossing	DJM Asset Management, LLC	LLC	SD-Newnan, LLC	50.000000	Cash
6910	Newnan Crossing	Jubilee Limited Partnership	LLC	SD-Newnan, LLC	25.000000	Units

					100.000000

7010	Marguerite Plaza	Jubilee Limited Partnership III	LLC	JBAN, L.L.C.	100.000000	Units
Note: JBAN, L.L.C. holds a ground lease interest in the Property.

7210	Southside Square	Jubilee Limited Partnership	LLC	JLPK-Jacksonville LLC	32.500000	Units
7210	Southside Square	SMRE Acquisition Corp.	LLC	JLPK-Jacksonville LLC	25.000000	Cash

					57.500000
Note: Kimschott, Inc. will continue to hold a 42.5% interest in JLPK-Jacksonville LLC.

7220	Hamilton Crossing Shopping Center	Jubilee Limited Partnership	LLC	JLP-Chattanooga LLC	100.000000	Units
Note: JLP-Chattanooga LLC holds a 32.5% GP interest in JLPK-Chattanooga Limited Partnership, the owner of the Property. Kimschott Tennessee, Inc. will continue to hold a 42.5% LP interest in JLPK-Chattanooga Limited Partnership.

7220	Hamilton Crossing Shopping Center	SMRE Acquisition Corp.	LP	JLPK-Chattanooga Limited Partnership	25.000000	Cash
Note: JLP-Chattanooga LLC will continue to hold a 32.5% GP interest in JLPK-Chattanooga Limited Partnership and Kimschott Tennessee, Inc. will continue to hold a 42.5% LP interest in JLPK-Chattanooga Limited Partnership.

7230	Gateway Commerce Center	Jubilee Limited Partnership	LLC	JLPK-Columbia LLC	32.500000	Units

7230	Gateway Commerce Center	SMRE Acquisition Corp.	LLC	JLPK-Columbia LLC	25.000000	Cash

					25.000000
Note: Kimschott, Inc. will continue to hold a 42.5% interest in JLPK-Columbia LLC.

Property No.	Property Name	Contributing Member	Type of Interest	Existing Entity[2]	% Interest in Existing Entity[1]	Cash/Units[3]
7240	West Oak I	Jubilee Limited Partnership	LLC	JLPK-Novi LLC	32.500000	Units
7240	West Oak I	SMRE Acquisition Corp.	LLC	JLPK-Novi LLC	25.000000	Cash

					57.500000
Note: Kimschott, Inc. will continue to hold a 42.5% interest in JLPK-Novi, LLC. JLPK-Novi, LLC holds a ground lease interest in the Property.

7250	Ridgewood Court Shopping Center	Jubilee Limited Partnership	LLC	JLPK-Jackson LLC	32.500000	Units
7250	Ridgewood Court Shopping Center	SMRE Acquisition Corp.	LLC	JLPK-Jackson LLC	25.000000	Cash

					57.500000
Note: Kimschott, Inc. will continue to hold a 42.5% interest in JLPK-Jackson LLC. JLPK-Jackson LLC holds a ground lease interest in the Property.

7260	Westmoreland Mall South	Jubilee Limited Partnership	LLC	JLPK-Greensburg LLC	32.500000	Units
7260	Westmoreland Mall South	SMRE Acquisition Corp.	LLC	JLPK-Greensburg LLC	25.000000	Cash

					57.500000
Note: Kimschott, Inc. will continue to hold a 42.5% interest in JLPK-Greensburg LLC. JLPK-Greensburg LLC holds a ground lease interest in the Property.

7270	Oakwood Plaza	Jubilee Limited Partnership	LLC	JLPK-Hollywood LLC	32.500000	Units
7270	Oakwood Plaza	SMRE Acquisition Corp.	LLC	JLPK-Hollywood LLC	25.000000	Cash

					57.500000
Note: Kimschott, Inc. will continue to hold a 42.5% interest in JLPK-Hollywood LLC. JLPK-Hollywood LLC holds a leasehold interest in the Property.
7280	Argyle Village Shopping Center	Jubilee Limited Partnership	LLC	JLPK-Orange Park LLC	32.500000	Units
7280	Argyle Village Shopping Center	SMRE Acquisition Corp.	LLC	JLPK-Orange Park LLC	25.000000	Cash

					57.500000
Note: Kimschott, Inc. will continue to hold a 42.5% interest in JLPK-Orange Park LLC. JLPK-Orange Park LLC holds a leasehold interest in the Property.

7410	MacArthur Towne Center	Benton Kraner	LLC	Jubilee-Whitehall Equity LLC	1.500000	Units
7410	MacArthur Towne Center	Edward Arndt	LLC	Jubilee-Whitehall Equity LLC	1.500000	Units
7410	MacArthur Towne Center	Gerald Greenfield	LLC	Jubilee-Whitehall Equity LLC	1.000000	Units
7410	MacArthur Towne Center	Jeff Gould	LLC	Jubilee-Whitehall Equity LLC	3.500000	Units
7410	MacArthur Towne Center	Jubilee Limited Partnership	LLC	Jubilee-Whitehall Equity LLC	90.000000	Units
7410	MacArthur Towne Center	Mark Ungar	LLC	Jubilee-Whitehall Equity LLC	1.000000	Units
7410	MacArthur Towne Center	Michael Schiff	LLC	Jubilee-Whitehall Equity LLC	1.000000	Units
7410	MacArthur Towne Center	Tod Friedman	LLC	Jubilee-Whitehall Equity LLC	0.500000	Units

					100.000000

Property No.	Property Name	Contributing Member	Type of Interest	Existing Entity[2]	% Interest in Existing Entity[1]	Cash/Units[3]
Note: Jubilee-Whitehall Equity LLC holds a 49.9% LP interest in Kimschott Whitehall, L.P., the owner of the Property, and a 100% interest in Jubilee-Whitehall PA LLC, which holds a 0.1% GP interest in Kimschott Whitehall, L.P.
Kimco Whitehall L.P. 1190 Business Trust will continue to hold a 50% LP interest in Kimschott Whitehall, L.P.

7504	Dillon Drive Plaza	Jubilee Limited Partnership	LLC	JLPK-Pueblo CO LLC	50.000000	Units
Note: Kimschott TYS-West, Inc. will continue to hold a 50% interest in JLPK-Pueblo CO LLC.

7505	Heritage Plaza	Jubilee Limited Partnership	LLC	JLPK-Albany OR LLC	50.000000	Units
Note: Kimschott TYS-West, Inc. will continue to hold a 50% interest in JLPK-Albany OR LLC.

7810	Sequoia Mall	Jubilee Limited Partnership	LP	Jubilee-Sequoia Equity L.P.	99.000000	Units
Note: Jubilee-Sequoia Equity L.P. holds a 49% LP interest in JLPK-Sequoia L.P., the owner of the Property, and a 100% interest in JLP-Sequoia LLC, which holds a 1% GP interest in JLPK-Sequoia L.P.
Kimco Sequoia, Inc. will continue to hold a 50% LP interest in JLPK-Sequoia L.P.

7810	Sequoia Mall	Jubilee Limited Partnership	LLC	Jubilee-Sequoia II LLC	100.000000	Units
Note: Jubilee-Sequoia II LLC holds a 1% GP interest in Jubilee-Sequoia Equity L.P., the owner of (i) a 49% LP interest in JLPK-Sequoia L.P., the owner of the Property and (ii) a 100% interest in JLP-Sequoia LLC, the 1% GP of JLPK-Sequoia L.P.

8000	The Columbus AirCenter	A. Jeffrey Abrams, Trustee u/a A. Jeffrey Abrams Revocable Trust Agreement Dated 4/26/2002	LLC	4300 East Fifth Avenue LLC	6.670000	Cash
8000	The Columbus AirCenter	Katz Family Limited Partnership #2	LLC	4300 East Fifth Avenue LLC	10.000000	Cash

					16.670000

Note: 4300 East Fifth Avenue LLC is the owner of a portion of the Property, and holds a 100% interest in 4300 Venture 34910 LLC and 4300 Venture 6729 LLC, the entities that own the remainder of the Property.

8000	The Columbus AirCenter	Jubilee Limited Partnership	LLC	Jubilee-Aircenter, L.L.C.	100.000000	Units
Note: Jubilee-Aircenter, L.L.C. holds an 83.33% interest in 4300 East Fifth Avenue LLC.

8510	Greenville Kroger Shopping Center	Ann Schottenstein Deshe 1983 Discretionary Trust	LLC	H & B Greenville MS LLC	6.250000	Cash
8510	Greenville Kroger Shopping Center	Ben Hayes	LLC	H & B Greenville MS LLC	7.500000	Cash
8510	Greenville Kroger Shopping Center	Douglas Ballinger	LLC	H & B Greenville MS LLC	7.500000	Cash
8510	Greenville Kroger Shopping Center	GSH Miami, LLC	LLC	H & B Greenville MS LLC	15.000000	Units
8510	Greenville Kroger Shopping Center	Jay L. Schottenstein 1983 Discretionary Trust	LLC	H & B Greenville MS LLC	6.250000	Units
8510	Greenville Kroger Shopping Center	Lori Schottenstein 1984 Discretionary Trust	LLC	H & B Greenville MS LLC	6.250000	Units
8510	Greenville Kroger Shopping Center	Marc Hurwitz	LLC	H & B Greenville MS LLC	25.000000	Cash
8510	Greenville Kroger Shopping Center	Susan Schottenstein 1983 Discretionary Trust	LLC	H & B Greenville MS LLC	6.250000	Cash

Property No.	Property Name	Contributing Member	Type of Interest	Existing Entity[2]	% Interest in Existing Entity[1]	Cash/Units[3]
8510	Greenville Kroger Shopping Center	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #1	LLC	H & B Greenville MS LLC	3.111111	Units
8510	Greenville Kroger Shopping Center	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #2	LLC	H & B Greenville MS LLC	3.111111	Units
8510	Greenville Kroger Shopping Center	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #3	LLC	H & B Greenville MS LLC	3.111111	Units
8510	Greenville Kroger Shopping Center	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #4	LLC	H & B Greenville MS LLC	1.333333	Cash
8510	Greenville Kroger Shopping Center	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #5	LLC	H & B Greenville MS LLC	1.333333	Cash
8510	Greenville Kroger Shopping Center	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #6	LLC	H & B Greenville MS LLC	1.333333	Cash
8510	Greenville Kroger Shopping Center	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #7	LLC	H & B Greenville MS LLC	1.333333	Cash
8510	Greenville Kroger Shopping Center	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #8	LLC	H & B Greenville MS LLC	1.777778	Cash
8510	Greenville Kroger Shopping Center	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #9	LLC	H & B Greenville MS LLC	1.777778	Cash
8510	Greenville Kroger Shopping Center	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #10	LLC	H & B Greenville MS LLC	1.777778	Cash

					100.000000

8700	Schottenstein Property Group, Inc. (Management Company)	Schottenstein Property Group, Inc.	LLC	Shottenstein Property Group, LLC	100.000000	Units

8810	Tollgate Shopping Center	Schottenstein Stores Corporation	LLC	SSC Oxford LLC	100.000000	Cash

8811	Value City Center	Schottenstein Stores Corporation	LLC	SSC Clarksville IN LLC	100.000000	Cash

8814	Route 20 Big Lots	Schottenstein Stores Corporation	LLC	SSC Norwalk LLC	100.000000	Cash

8816	Springdale Crossing	Schottenstein Stores Corporation	LLC	SSC Springdale LLC	100.000000	Cash

8818	Crown Point Value City Furniture	Schottenstein Stores Corporation	LLC	SSC Charlotte NC LLC	100.000000	Cash

8825	Market Street Plaza	Schottenstein Stores Corporation	LLC	SSC Market St Sandusky LLC	100.000000	Cash

8827	Benwood Crossings	Schottenstein Stores Corporation	LLC	SSC Benwood WV LLC	100.000000	Cash

8828	Barboursville Crossings	Schottenstein Stores Corporation	LLC	SSC-Barboursville, L.L.C.	100.000000	Cash
Note: SSC-Barboursville, L.L.C. holds a ground lease interest in the Property.

8829	Beckley Shopping Center	Schottenstein Stores Corporation	LLC	SSC Beckley WV LLC	100.000000	Cash

8830	Lakeview Center	Schottenstein Stores Corporation	LLC	SSC Parkersburg WV LLC	100.000000	Cash

Property No.	Property Name	Contributing Member	Type of Interest	Existing Entity[2]	% Interest in Existing Entity[1]	Cash/Units[3]
8833	Pleasant Valley Plaza	Schottenstein Stores Corporation	LLC	SSC Altoona PA LLC	100.000000	Cash

8835	Chapel Hill Shopping Center	Schottenstein Stores Corporation	LLC	SSC Akron LLC	100.000000	Cash

8837	River Oaks Market Place	Schottenstein Stores Corporation	LLC	SSC Calumet City IL LLC	100.000000	Cash

8844	Value City Furniture Center	Schottenstein Stores Corporation	LLC	SSC Burbank IL LLC	100.000000	Cash

8845	Mid Rivers Mall	Schottenstein Stores Corporation	LLC	SSC St. Peters MO LLC	100.000000	Cash

8848	Best Buy Shopping Center	Schottenstein Stores Corporation	LLC	SSC Pittsburgh PA LLC	100.000000	Cash
Note: SSC Pittsburgh PA LLC holds a leasehold interest in the Property.

8862	Burlington East Leasehold Interest	Schottenstein Stores Corporation	LLC	SSC East Main Center Lease LLC	100.000000	Cash
Note: SSC East Main Center Lease LLC holds a leasehold interest in the Property. East Main Centers — I LLC is the owner of the Property.

8872	Monroeville Shopping Center	Schottenstein Stores Corporation	LLC	SSC Monroeville PA LLC	100.000000	Cash
Note: SSC Monroeville PA LLC holds a ground lease interest in the Property.

8873	Crossings Mall	Schottenstein Stores Corporation	LLC	SSC Mishawaka IN LLC	100.000000	Cash

8875	Dearborn Park Corporate Center V	Schottenstein Stores Corporation	LLC	SSC 640-680 Dearborn LLC	100.000000	Cash

8876	Dearborn Park Corporate Center VI and VII	Schottenstein Stores Corporation	LLC	SSC 771-777 Dearborn LLC	100.000000	Cash

8877	Tuller Ridge Commerce Park	Schottenstein Stores Corporation	LLC	SSC Tuller Ridge LLC	100.000000	Cash

8878	Lakeview Plaza	Schottenstein Stores Corporation	LLC	SSC Lakeview Blvd LLC	100.000000	Cash

8879	Creek Run	Schottenstein Stores Corporation	LLC	SSC Schrock Rd LLC	100.000000	Cash

8881	Dixie Hwy	Schottenstein Stores Corporation	LLC	SSC Louisville KY LLC	100.000000	Cash

Property No.	Property Name	Contributing Member	Type of Interest	Existing Entity[2]	% Interest in Existing Entity[1]	Cash/Units[3]
8883	Broadway	Schottenstein Stores Corporation	LLC	SSC Broadway NY LLC	100.000000	Cash

9010	Foothills Mall	Donald Goldstein	LLC	J Foothills Holdco, LLC	5.000000	Units
9010	Foothills Mall	Jay L. Schottenstein Descendants Trust — 2009	LLC	J Foothills Holdco, LLC	85.000000	Units
9010	Foothills Mall	JSSI Capital Enterprises, LLC	LLC	J Foothills Holdco, LLC	10.000000	Cash

					100.000000

Note: J Foothills Holdco, LLC holds a 100% interest in J Foothills, LLC, the owner of the Property.

1510/1511	Colerain Hills	Ann Schottenstein Deshe 1983 Discretionary Trust	LLC	8403 Colerain Ave LLC	5.335800	Cash
1510/1511	Colerain Hills	Jay L. Schottenstein 1983 Discretionary Trust	LLC	8403 Colerain Ave LLC	10.671600	Units
1510/1511	Colerain Hills	Lori Schottenstein 1984 Discretionary Trust	LLC	8403 Colerain Ave LLC	5.335800	Units
1510/1511	Colerain Hills	Susan Schottenstein 1983 Discretionary Trust	LLC	8403 Colerain Ave LLC	5.335800	Cash
1510/1511	Colerain Hills	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #1	LLC	8403 Colerain Ave LLC	2.486800	Units
1510/1511	Colerain Hills	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #2	LLC	8403 Colerain Ave LLC	2.486800	Units
1510/1511	Colerain Hills	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #3	LLC	8403 Colerain Ave LLC	2.486800	Units
1510/1511	Colerain Hills	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #4	LLC	8403 Colerain Ave LLC	2.486800	Cash
1510/1511	Colerain Hills	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #5	LLC	8403 Colerain Ave LLC	2.486800	Cash
1510/1511	Colerain Hills	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #6	LLC	8403 Colerain Ave LLC	2.486800	Cash
1510/1511	Colerain Hills	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #7	LLC	8403 Colerain Ave LLC	2.486800	Cash
1510/1511	Colerain Hills	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #8	LLC	8403 Colerain Ave LLC	2.486800	Cash
1510/1511	Colerain Hills	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #9	LLC	8403 Colerain Ave LLC	2.486800	Cash
1510/1511	Colerain Hills	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #10	LLC	8403 Colerain Ave LLC	2.486800	Cash
1510/1511	Colerain Hills	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #1	LLC	8403 Colerain Ave LLC	7.255422	Units
1510/1511	Colerain Hills	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #2	LLC	8403 Colerain Ave LLC	7.255422	Units
1510/1511	Colerain Hills	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #3	LLC	8403 Colerain Ave LLC	7.255422	Units
1510/1511	Colerain Hills	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #4	LLC	8403 Colerain Ave LLC	3.109466	Cash
1510/1511	Colerain Hills	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #5	LLC	8403 Colerain Ave LLC	3.109467	Cash
1510/1511	Colerain Hills	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #6	LLC	8403 Colerain Ave LLC	3.109467	Cash
1510/1511	Colerain Hills	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #7	LLC	8403 Colerain Ave LLC	3.109467	Cash
1510/1511	Colerain Hills	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #8	LLC	8403 Colerain Ave LLC	4.145955	Cash
1510/1511	Colerain Hills	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #9	LLC	8403 Colerain Ave LLC	4.145956	Cash
1510/1511	Colerain Hills	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #10	LLC	8403 Colerain Ave LLC	4.145956	Cash
1510/1511	Colerain Hills	The Saul Schottenstein 1984-2011 Trust #1	LLC	8403 Colerain Ave LLC	0.181100	Units
1510/1511	Colerain Hills	The Saul Schottenstein 1984-2011 Trust #2	LLC	8403 Colerain Ave LLC	0.181100	Units

Property No.	Property Name	Contributing Member	Type of Interest	Existing Entity[2]	% Interest in Existing Entity[1]	Cash/Units[3]
1510/1511	Colerain Hills	The Saul Schottenstein 1984-2011 Trust #3	LLC	8403 Colerain Ave LLC	0.181100	Units
1510/1511	Colerain Hills	The Saul Schottenstein 1984-2011 Trust #4	LLC	8403 Colerain Ave LLC	0.181100	Cash
1510/1511	Colerain Hills	The Saul Schottenstein 1984-2011 Trust #5	LLC	8403 Colerain Ave LLC	0.181100	Cash
1510/1511	Colerain Hills	The Saul Schottenstein 1984-2011 Trust #6	LLC	8403 Colerain Ave LLC	0.181100	Cash
1510/1511	Colerain Hills	The Saul Schottenstein 1984-2011 Trust #7	LLC	8403 Colerain Ave LLC	0.181100	Cash
1510/1511	Colerain Hills	The Saul Schottenstein 1984-2011 Trust #8	LLC	8403 Colerain Ave LLC	0.181100	Cash
1510/1511	Colerain Hills	The Saul Schottenstein 1984-2011 Trust #9	LLC	8403 Colerain Ave LLC	0.181100	Cash
1510/1511	Colerain Hills	The Saul Schottenstein 1984-2011 Trust #10	LLC	8403 Colerain Ave LLC	0.181100	Cash

					100.000000

1790-10	Valencia Lowe’s Shopping Center	Bernstein Financial Group, L.L.C.	LLC	Valencia Road LLC	6.300000	Cash
1790-10	Valencia Lowe’s Shopping Center	Jeff Gould	LLC	Valencia Road LLC	2.500000	Units
1790-10	Valencia Lowe’s Shopping Center	Jubilee Limited Partnership	LLC	Valencia Road LLC	18.700000	Units

					27.500000

Note: Kimco Valencia Inc. will continue to have a 50% interest in Valencia Road LLC and Tiger Realty Investments LLC will continue to have a 22.5% interest in Valencia Road LLC.

1790-11	Parmer Crossing	Bernstein Financial Group, L.L.C.	LP	Kimschott Austin 1993-16, LP	6.300000	Cash
1790-11	Parmer Crossing	Jeff Gould	LP	Kimschott Austin 1993-16, LP	2.500000	Units
1790-11	Parmer Crossing	Jubilee Limited Partnership	LP	Kimschott Austin 1993-16, LP	18.700000	Units

					27.500000
Note: Kimschott Austin 1993-16, LP holds a beneficiary interest in the trust that owns the Property. Kimco Austin Inc. will continue to have a 1% GP interest in Kimschott Austin 1993-16, LP.
Kimco Realty Corporation will continue to have a 49% LP interest in Kimschott Austin 1993-16, LP. Dana ADA Realty LLC will continue to have a 22.5% LP interest in Kimschott Austin 1993-16, LP.

1790-12	Folsom Kohl’s Shopping Center	Bernstein Financial Group, L.L.C.	LP	Kimschott-Folsom 1993-2 L.P.	6.300000	Cash
1790-12	Folsom Kohl’s Shopping Center	Jeff Gould	LP	Kimschott-Folsom 1993-2 L.P.	2.500000	Units
1790-12	Folsom Kohl’s Shopping Center	Jubilee Limited Partnership	LP	Kimschott-Folsom 1993-2 L.P.	18.700000	Units

					27.500000
Note: Kimschott-Folsom 1993-2, LP holds a beneficiary interest in the trust that owns the Property. Kimco Folsom 1106, Inc. will continue to have a 1% GP interest in Kimschott-Folsom 1993-2 L.P.
Kimco Realty Corporation will continue to have a 49% LP interest in Kimschott-Folsom 1993-2 L.P. Dana ADA Realty LLC will continue to have a 22.5% LP interest in Kimschott-Folsom 1993-2 L.P.

1790-13	Tustin Kmart Shopping Center	Bernstein Financial Group, L.L.C.	LP	Kimschott Tustin 1993-21, L.P.	6.300000	Cash
1790-13	Tustin Kmart Shopping Center	Jeff Gould	LP	Kimschott Tustin 1993-21, L.P.	2.500000	Units
1790-13	Tustin Kmart Shopping Center	Jubilee Limited Partnership	LP	Kimschott Tustin 1993-21, L.P.	18.700000	Units

					27.500000
Note: Kimschott Tustin 1993-21, L.P. holds a beneficiary interest in the trust that owns the Property. Kimco Tustin 1107, Inc. will continue to have a 1% GP interest in Kimschott Tustin 1993-21, L.P.
Kimco Realty Corporation will continue to have a 49% LP interest in Kimschott Tustin 1993-21, L.P. Dana ADA Realty LLC will continue to have a 22.5% LP interest in Kimschott Tustin 1993-21, L.P.

1790-14	Kenai Home Depot Shopping Center	Bernstein Financial Group, L.L.C.	LP	Kimschott Kenai 1993-5, L.P.	6.300000	Cash
1790-14	Kenai Home Depot Shopping Center	Jeff Gould	LP	Kimschott Kenai 1993-5, L.P.	2.500000	Units
1790-14	Kenai Home Depot Shopping Center	Jubilee Limited Partnership	LP	Kimschott Kenai 1993-5, L.P.	18.700000	Units

Property No.	Property Name	Contributing Member	Type of Interest	Existing Entity[2]	% Interest in Existing Entity[1]	Cash/Units[3]
					27.500000
Note: Kimschott Kenai 1993-5, L.P. holds a beneficiary interest in the trust that owns the Property. Kimco Kenai 1108, Inc. will continue to have a 1% GP interest in Kimschott Kenai 1993-5, L.P.
Kimco Realty Corporation will continue to have a 49% LP interest in Kimschott Kenai 1993-5, L.P. Dana ADA Realty LLC will continue to have a 22.5% interest in Kimschott Kenai 1993-5, L.P.

1790-15	Valdosta Lowe’s Shopping Center	Bernstein Financial Group, L.L.C.	LLC	Kimschott Valdosta, LLC	6.300000	Cash
1790-15	Valdosta Lowe’s Shopping Center	Jeff Gould	LLC	Kimschott Valdosta, LLC	2.500000	Units
1790-15	Valdosta Lowe’s Shopping Center	Jubilee Limited Partnership	LLC	Kimschott Valdosta, LLC	18.700000	Units

					27.500000
Note: Kimco Valdosta 1030, Inc. will continue to have a 50% interest in Kimschott Valdosta, LLC and Tiger Realty Investments LLC will continue to have a 22.5% interest in Kimschott Valdosta, LLC.

1790-16	The Marketplace at Factoria Mall	Benton Kraner	LLC	Jubilee-Factoria LLC	1.500000	Units
1790-16	The Marketplace at Factoria Mall	Edward Arndt	LLC	Jubilee-Factoria LLC	1.500000	Units
1790-16	The Marketplace at Factoria Mall	Gerald Greenfield	LLC	Jubilee-Factoria LLC	1.000000	Units
1790-16	The Marketplace at Factoria Mall	Jeff Gould	LLC	Jubilee-Factoria LLC	3.500000	Units
1790-16	The Marketplace at Factoria Mall	Jubilee Limited Partnership	LLC	Jubilee-Factoria LLC	90.000000	Units
1790-16	The Marketplace at Factoria Mall	Mark Ungar	LLC	Jubilee-Factoria LLC	1.000000	Units
1790-16	The Marketplace at Factoria Mall	Michael Schiff	LLC	Jubilee-Factoria LLC	1.000000	Units
1790-16	The Marketplace at Factoria Mall	Tod Friedman	LLC	Jubilee-Factoria LLC	0.500000	Units

					100.000000
Note: Jubilee-Factoria LLC has a 50% interest in Kimschott Factoria Mall, LLC, the owner of the Property. Kimco Factoria 1188, Inc. will continue to have a 50% interest in Kimschott Factoria Mall, LLC.

1790-17	Valdosta Lowe’s Shopping Center	Bernstein Financial Group, L.L.C.	LLC	Kimschott Oak Tree, L.L.C.	6.300000	Cash
1790-17	Valdosta Lowe’s Shopping Center	Jeff Gould	LLC	Kimschott Oak Tree, L.L.C.	2.500000	Units
1790-17	Valdosta Lowe’s Shopping Center	Jubilee Limited Partnership	LLC	Kimschott Oak Tree, L.L.C.	18.700000	Units

					27.500000
Note: Kimco Valdosta 1030, Inc. will continue to have a 50% interest in Kimschott Oak Tree, L.L.C. and Tiger Realty Investments LLC will continue to have a 22.5% interest in Kimschott Oak Tree, L.L.C.

Property No.	Property Name	Contributing Member	Type of Interest	Existing Entity[2]	% Interest in Existing Entity[1]	Cash/Units[3]
1790-20	Maple Hill Mall	Benton Kraner	LLC	JLP-Maple Hill LLC	1.500000	Units
1790-20	Maple Hill Mall	Edward Arndt	LLC	JLP-Maple Hill LLC	1.500000	Units
1790-20	Maple Hill Mall	Gerald Greenfield	LLC	JLP-Maple Hill LLC	1.000000	Units
1790-20	Maple Hill Mall	Jeff Gould	LLC	JLP-Maple Hill LLC	3.500000	Units
1790-20	Maple Hill Mall	Jubilee Limited Partnership	LLC	JLP-Maple Hill LLC	90.000000	Units
1790-20	Maple Hill Mall	Mark Ungar	LLC	JLP-Maple Hill LLC	1.000000	Units
1790-20	Maple Hill Mall	Michael Schiff	LLC	JLP-Maple Hill LLC	1.000000	Units
1790-20	Maple Hill Mall	Tod Friedman	LLC	JLP-Maple Hill LLC	0.500000	Units

					100.000000
Note: JLP-Maple Hill LLC has a 50% interest in K & S Maple Hill Mall L.P. Kimco Maple Hill 138, Inc. will continue to have a 1% GP interest in K & S Maple Hill Mall L.P.
Kimco Realty Corporation will continue to have a 49% LP interest in K & S Maple Hill Mall L.P.

1790-4	Greenwood Village	Bernstein Financial Group, L.L.C.	LLC	Kimschott Greenwood Village LLC	6.300000	Cash
1790-4	Greenwood Village	Jeff Gould	LLC	Kimschott Greenwood Village LLC	2.500000	Units

					8.800000
Note: Kimco Greenwood Village 2022, Inc. will continue to have a 50% interest in Kimschott Greenwood Village LLC and Tiger Realty Investments LLC will continue to have a 22.5% interest in Kimschott Greenwood Village LLC. Kimschott Greenwood Village LLC owns 100% of Greenwood Village LLC, the owner of the Property.

1790-4	Greenwood Village	Jubilee Limited Partnership	LLC	Jubilee-Greenwood LLC	100.000000	Units

Note: Jubilee-Greenwood LLC has an 18.7% interest in Kimschott Greenwood Village LLC. Kimschott Greenwood Village LLC owns 100% of Greenwood Village LLC, the owner of the Property.

1790-5	El Cajon Kohl’s Shopping Center	Jubilee Limited Partnership	LP	K&S El Cajon L.P.	50.000000	Units

Note: Kimco El Cajon 1028, Inc. will continue to have a 1% GP interest in K&S El Cajon L.P. and Kimco Realty Corporation will continue to have a 49% LP interest in K&S El Cajon L.P.

1790-6	Morgan Hill Home Depot Shopping Center	Bernstein Financial Group, L.L.C.	LP	K&S Morgan Hill L.P.	6.300000	Cash
1790-6	Morgan Hill Home Depot Shopping Center	Jeff Gould	LP	K&S Morgan Hill L.P.	2.500000	Units
1790-6	Morgan Hill Home Depot Shopping Center	Jubilee Limited Partnership	LP	K&S Morgan Hill L.P.	18.700000	Units

					27.500000
Note: Kimco Morgan Hill 1032, Inc. will continue to have a 1% GP interest in K&S Morgan Hill L.P. Kimco Realty Corporation will continue to have a 49% LP interest in K&S Morgan Hill L.P.
Tiger Realty Investments will continue to have a 22.5% LP interest in K&S Morgan Hill L.P.

Property No.	Property Name	Contributing Member	Type of Interest	Existing Entity[2]	% Interest in Existing Entity[1]	Cash/Units[3]
1790-9	Marana Ina Lowe’s Shopping Center	Bernstein Financial Group, L.L.C.	LLC	Marana Ina Road LLC	6.300000	Cash
1790-9	Marana Ina Lowe’s Shopping Center	Jeff Gould	LLC	Marana Ina Road LLC	2.500000	Units
1790-9	Marana Ina Lowe’s Shopping Center	Jubilee Limited Partnership	LLC	Marana Ina Road LLC	18.700000	Units

					27.500000
Note: Kimco Marana 1024, Inc. will continue to have a 50% interest in Marana Ina Road LLC and Tiger Realty Investments LLC will continue to have a 22.5% interest in Marana Ina Road LLC.

2619-2621	Woodyard Crossings, Residential Land, and Aquasco Woodlands	Benton Kraner	LLC	Jubilee-Maryland SC, L.L.C.	1.500000	Units
2619-2621	Woodyard Crossings, Residential Land, and Aquasco Woodlands	Edward Arndt	LLC	Jubilee-Maryland SC, L.L.C.	2.000000	Units
2619-2621	Woodyard Crossings, Residential Land, and Aquasco Woodlands	Gerald Greenfield	LLC	Jubilee-Maryland SC, L.L.C.	1.500000	Units
2619-2621	Woodyard Crossings, Residential Land, and Aquasco Woodlands	Jeff Gould	LLC	Jubilee-Maryland SC, L.L.C.	3.000000	Units
2619-2621	Woodyard Crossings, Residential Land, and Aquasco Woodlands	Jubilee Limited Partnership	LLC	Jubilee-Maryland SC, L.L.C.	90.000000	Units
2619-2621	Woodyard Crossings, Residential Land, and Aquasco Woodlands	Mark Ungar	LLC	Jubilee-Maryland SC, L.L.C.	1.000000	Units
2619-2621	Woodyard Crossings, Residential Land, and Aquasco Woodlands	Michael Schiff	LLC	Jubilee-Maryland SC, L.L.C.	0.500000	Units
2619-2621	Woodyard Crossings, Residential Land, and Aquasco Woodlands	Tod Friedman	LLC	Jubilee-Maryland SC, L.L.C.	0.500000	Units

					100.000000
Note: Jubilee-Maryland SC, L.L.C. is the 100% owner of Jubilee-Clinton II LLC, the owner of the Woodyard Crossings Property, and Jubilee-Clinton II Residential LLC, the owner of the Residential Land Property, and (iii) Jubilee-Clinton II Aquasco LLC, the owner of the Aquasco Woodlands Property.

7850-7852	Laguna Mall, Stoneridge Mall, Nordstrom’s at Fashion Valley	Jubilee Limited Partnership	LLC	JLP-California LLC	100.000000	Units
Note: JLP-California LLC holds a .01% GP interest in JKS-Pleasanton L.P., the owner of Stoneridge Mall, JKS-Laguna Hills L.P., which holds a ground lease interest in Laguna Mall, and JKS-San Diego, L.P., which holds a ground lease interest in Nordstrom’s at Fashion Valley. Kimco JLP-California, Inc. and SPG California Investments, Inc. will each continue to hold a 33.33% LP interest in JKS-Pleasanton, L.P., JKS-Laguna Hills L.P., and JKS-San Diego, L.P.

7850-7852	Laguna Mall, Stoneridge Mall, Nordstrom’s at Fashion Valley	Jubilee Limited Partnership	LLC	JLP-California GP LLC	100.000000	Units
Note: JLP-California GP LLC holds a .01% GP interest in JLP-California Equity, L.P., the holder of a 33.33% LP interest in each of JKS-Pleasanton L.P., the owner of Stoneridge Mall, JKS-Laguna Hills L.P., which holds a ground lease interest in Laguna Mall, and JKS-San Diego, L.P., which holds a ground lease interest in Nordstrom’s at Fashion Valley.

7850-7852	Laguna Mall, Stoneridge Mall, Nordstrom’s at Fashion Valley	Jubilee Limited Partnership	LP	JLP-California Equity L.P.	99.990000	Units
Note: JLP-California Equity L.P. holds a 33.33% interest in each of JKS-Pleasanton L.P., the owner of Stoneridge Mall, JKS-Laguna Hills L.P., which holds a ground lease interest in Laguna Mall, and JKS-San Diego, L.P., which holds a ground lease interest in Nordstrom’s at Fashion Valley. Kimco JLP-California, Inc. and SPG California Investments, Inc. will each continue to hold a 33.33% LP interest in JKS-Pleasanton, L.P., JKS-Laguna Hills L.P., and JKS-San Diego, L.P.

Property No.	Property Name	Contributing Member	Type of Interest	Existing Entity[2]	% Interest in Existing Entity[1]	Cash/Units[3]
SCAC1425	North County Plaza	Jay L. Schottenstein Descendants Trust — 2009	LLC	JKIMBIG LLC	100.000000	Units
SCAF1413	Fullertown Town Center
SCAL1418	La Verne Town Center
SCAM1474	Rheem Valley
SCAS1443A	Cable Park
SCAT1428	Palomar Village Shopping Center
SCAT1564	Southwood Village
SCAW1463	Lakewood Shopping Center
SCAW1464	Lakewood Village
SMDG1562	Gaitherstowne Plaza
SNVL1501A	Cheyenne Commons
SNVL1508	Rainbow Promenade
SORH1531	Sunset Esplanade
SWAK1494	Panther Lake
SWAO1491A	Olympia Square

Note: JKIMBIG LLC holds a 13.4% LP interest in KIM-BIG 2 JV LP. KIM-BIG 2 JV GP, Inc. will continue to hold a 0% GP interest in KIM-BIG 2 JV LP. Susan Sheridan will continue to hold a 3.4% LP interest in KIM-BIG 2 JV LP. BIG US Holdings, Inc. will continue to hold a 49.9% LP interest in KIM-BIG 2 JV LP. KRC-BIG Retail, Inc. will continue to hold a 33.3% LP interest in KIM-BIG 2 JV LP. KIM-BIG 2 JV LP holds the following interests:
1)	(i) a 99% LP interest in PK I North County Plaza LP, the owner of North County Plaza and (ii) a 100% interest in PK I North County GP LLC, which holds a 1% GP interest in PK I North County Plaza LP.
2)	(i) a 99% LP interest in PK I Fullertown Town Center LP, the owner of the Fullertown Town Center and (ii) a 100% interest in PK I Fullerton GP LLC, which holds a 1% GP interest in PK I Fullertown Town Center LP.
3)	(i) a 99% LP interest in PK I La Verne Town Center LP, the owner of La Verne Town Center and (ii) a 100% interest in PK I La Verne GP LLC, which holds a 1% GP interest in PK I La Verne Town Center LP.
4)	(i) a 99% LP interest in PK I Rheem Valley LP, the owner of Rheem Valley and (ii) a 100% interest in PK I Rheem Valley GP LLC, which holds a 1% GP interest in PK I Rheem Valley LP.
5)	(i) a 99% LP interest in PK I Cable Park LP, the owner of Cable Park and (ii) a 100% interest in PK I Cable Park Holdco LLC, which holds a 1% GP interest in PK I Cable Park LP.
6)	(i) a 99% LP interest in PK I Palomar Village SC LP, the owner of Palomar Village Shopping Center and (ii) a 100% interest in PK I Palomar Village GP LLC, which holds a 1% GP interest in PK I Palomar Village GP LLC.
7)	(i) a 99.5% LP interest in CH Realty III/Southwood, L.P., the owner of Southwood Village and (ii) a 100% interest in CH Realty III/Southwood GP, L.L.C., which holds a 0.5% GP interest in CH Realty III/Southwood, L.P.
8)	(i) a 99% LP interest in PK I Lakewood SC LP, the owner of Lakewood Shopping Center and (ii) a 100% interest in PK I Lakewood Shopping Center GP LLC, which holds a 1% GP interest in PK I Lakewood SC LP.
9)	(i) a 99% LP interest in PK I Lakewood Village LP, the owner of Lakewood Village and (ii) a 100% interest in PK I Lakewood Village GP LLC, which holds a 1% GP interest in PK I Lakewood Village LP.
10)	a 100% interest in CH Realty III/Gaitherstowne Investor, L.L.C., which holds a 100% interest in CH Realty III/Gaitherstowne, L.L.C, the owner of Gaitherstowne Plaza.
11)	a 100% interest in PK I Cheyenne Commons Holdco LLC, which holds a 100% interest in PK I Cheyenne Commons LLC, the owner of Cheyenne Commons.
12)	a 100% interest in PK I Rainbow Promenade LLC, the owner of Rainbow Promenade.
13)	a 100% interest in PK I Sunset Esplanade LLC, the owner of Sunset Esplanade.
14)	a 100% interest in PK I Panther Lake LLC, the owner of Panther Lake.
15)	a 100% interest in PK I Olympia Square Holdco LLC, which holds a 100% interest in PK I Olympia Square LLC, the owner of Olympia Square.

Property No.	Property Name	Contributing Member	Type of Interest	Existing Entity[2]	% Interest in Existing Entity[1]	Cash/Units[3]
	Westerville Shopping Center	Ann Schottenstein Deshe 1983 Discretionary Trust	LLC	WC — Schott Partners LLC	11.735880	Cash
	Westerville Shopping Center	Jay L. Schottenstein 1983 Discretionary Trust	LLC	WC — Schott Partners LLC	15.276360	Units
	Westerville Shopping Center	Lori Schottenstein 1984 Discretionary Trust	LLC	WC — Schott Partners LLC	10.115880	Units
	Westerville Shopping Center	Susan Schottenstein 1983 Discretionary Trust	LLC	WC — Schott Partners LLC	3.560480	Cash
	Westerville Shopping Center	Susan Schottenstein Diamond 1987 Irrevocable Trust	LLC	WC — Schott Partners LLC	8.175400	Cash
	Westerville Shopping Center	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #1	LLC	WC — Schott Partners LLC	0.113600	Units
	Westerville Shopping Center	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #2	LLC	WC — Schott Partners LLC	0.113600	Units
	Westerville Shopping Center	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #3	LLC	WC — Schott Partners LLC	0.113600	Units
	Westerville Shopping Center	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #4	LLC	WC — Schott Partners LLC	0.113600	Cash
	Westerville Shopping Center	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #5	LLC	WC — Schott Partners LLC	0.113600	Cash
	Westerville Shopping Center	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #6	LLC	WC — Schott Partners LLC	0.113600	Cash
	Westerville Shopping Center	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #7	LLC	WC — Schott Partners LLC	0.113600	Cash
	Westerville Shopping Center	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #8	LLC	WC — Schott Partners LLC	0.113600	Cash
	Westerville Shopping Center	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #9	LLC	WC — Schott Partners LLC	0.113600	Cash
	Westerville Shopping Center	The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #10	LLC	WC — Schott Partners LLC	0.113600	Cash
	Westerville Shopping Center	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #1	LLC	WC — Schott Partners LLC	5.185226	Units
	Westerville Shopping Center	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #2	LLC	WC — Schott Partners LLC	5.185227	Units
	Westerville Shopping Center	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #3	LLC	WC — Schott Partners LLC	5.185227	Units
	Westerville Shopping Center	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #4	LLC	WC — Schott Partners LLC	2.222240	Cash
	Westerville Shopping Center	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #5	LLC	WC — Schott Partners LLC	2.222240	Cash
	Westerville Shopping Center	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #6	LLC	WC — Schott Partners LLC	2.222240	Cash
	Westerville Shopping Center	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #7	LLC	WC — Schott Partners LLC	2.222240	Cash
	Westerville Shopping Center	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #8	LLC	WC — Schott Partners LLC	2.962986	Cash
	Westerville Shopping Center	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #9	LLC	WC — Schott Partners LLC	2.962987	Cash
	Westerville Shopping Center	The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #10	LLC	WC — Schott Partners LLC	2.962987	Cash
	Westerville Shopping Center	The Saul Schottenstein 1984-2011 Trust #1	LLC	WC — Schott Partners LLC	1.666640	Units
	Westerville Shopping Center	The Saul Schottenstein 1984-2011 Trust #2	LLC	WC — Schott Partners LLC	1.666640	Units
	Westerville Shopping Center	The Saul Schottenstein 1984-2011 Trust #3	LLC	WC — Schott Partners LLC	1.666640	Units
	Westerville Shopping Center	The Saul Schottenstein 1984-2011 Trust #4	LLC	WC — Schott Partners LLC	1.666640	Cash
	Westerville Shopping Center	The Saul Schottenstein 1984-2011 Trust #5	LLC	WC — Schott Partners LLC	1.666640	Cash

Property No.	Property Name	Contributing Member	Type of Interest	Existing Entity[2]	% Interest in Existing Entity[1]	Cash/Units[3]
	Westerville Shopping Center	The Saul Schottenstein 1984-2011 Trust #6	LLC	WC — Schott Partners LLC	1.666640	Cash
	Westerville Shopping Center	The Saul Schottenstein 1984-2011 Trust #7	LLC	WC — Schott Partners LLC	1.666640	Cash
	Westerville Shopping Center	The Saul Schottenstein 1984-2011 Trust #8	LLC	WC — Schott Partners LLC	1.666640	Cash
	Westerville Shopping Center	The Saul Schottenstein 1984-2011 Trust #9	LLC	WC — Schott Partners LLC	1.666640	Cash
	Westerville Shopping Center	The Saul Schottenstein 1984-2011 Trust #10	LLC	WC — Schott Partners LLC	1.666640	Cash

					100.000000

Note: WC — Schott Partners LLC holds a 50% interest in Westerville State St. LLC, the owner of the Property. Case Asset Management Limited Partnership will continue to hold a 50% interest in Westerville State St. LLC.
1 — The % Interest is the Contributing Member’s ownership interest and does not necessarily reflect the Contributing Member’s relative capital account in each Existing Entity.
2 — Except as otherwise indicated, the Existing Entity or applicable subsidiary thereof owns a fee interest in the Property.
3 — The total Consideration will consist of 19,785,540 OP Units and $190,100,000 in Cash Payments based on a mid-point of $15/OP Unit. If the actual public offering price is greater than the mid-point, the cash will be proportionately greater. If the actual public offering price is less than the mid-point, the cash will be proportionately less.

Exhibit B
Form of Registration Rights Agreement

EXHIBIT B
FORM OF REGISTRATION RIGHTS AGREEMENT
     This REGISTRATION RIGHTS AGREEMENT, dated as of      , 2011, is made and entered into by and between Schottenstein Realty Trust, Inc., a Maryland corporation (the “Company”), and certain holders listed on Schedule 1 hereto.
RECITALS
     WHEREAS, the Company has prepared a registration statement on Form S-11 (File No. 333-171302) with respect to the issuance and sale of its common stock, par value $0.01 per share (the “Common Stock”), with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to which the Company intends to conduct an underwritten initial public offering of shares of the Company’s Common Stock (the “IPO”);
     WHEREAS, in connection with the IPO, the Company and Schottenstein Realty, LP, a Delaware limited partnership (the “OP”), have entered into that Second Amended and Restated Contribution Agreement, dated as of      , 2011, pursuant to which the holders listed on Schedule 2 hereof (the “Contributing Members”) of limited liability company, or general or limited partnership interests (the “Contributing Member Interests”) in one or more limited liability companies or partnerships (the “Existing Entities”) exchanged their Contributing Member Interests for units of limited partnership interests of the OP (the “OP Units”);
     WHEREAS, the OP Units are exchangeable into the Common Stock in accordance with the terms and conditions of the Amended and Restated Agreement of Limited Partnership of the OP, dated as of         , 2011 (the “OP Agreement”), entered into by and among the Company, as the general partner of the OP, Schottenstein Realty LLC, as the initial limited partner, and the Contributing Members, as limited partners thereof;
     WHEREAS, the Company has agreed to grant to the members of its senior management an aggregate of            LTIP Units in the OP (“Management LTIP Units”) pursuant to the OP Agreement and certain LTIP Award Agreements, dated the date hereof, between the Company and members of the Company’s senior management listed on Schedule 3 (the “LTIP Recipients”) as an award under the Company’s 2011 incentive compensation plan, as adopted on      , 2011 (the “Equity Plan”);
     WHEREAS, the Company has agreed to grant to the members of its senior management an aggregate of            shares of restricted Common Stock (the “Management Restricted Shares”) pursuant to certain Restricted Stock Agreements dated the date hereof, between the Company and members of the Company’s senior management listed on Schedule 4 (the “Management Restricted Share Recipients”) as an award under the Equity Plan;
     WHEREAS, the Company has agreed to grant to its independent directors            shares of restricted Common Stock (the “Independent Director Restricted Shares,” and together with the

Management Restricted Shares, the “Restricted Shares”) pursuant to certain Restricted Stock Agreements, dated the date hereof, between the Company and members of the Company’s board of directors listed on Schedule 5 (the “Independent Director Restricted Share Recipients,” and together with the Management Restricted Share Recipients, the “Restricted Share Recipients”) as an award under the Equity Plan;
     WHEREAS, the Company may, from time to time, grant to members of its senior management team additional awards under the Equity Plan consisting of, or based upon, shares of Common Stock (the “Additional Plan Shares”); and
     WHEREAS, the Company desires to enter into this Agreement with the Holders (as defined below) in order to grant the Holders the registration rights contained herein.
     NOW, THEREFORE, in consideration of the premises and the mutual promises and covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
     Section 1. Definitions. As used in this Agreement, the following terms shall have the following meanings:
     “Additional Plan Shares” shall have the meaning set forth in the Recitals hereof.
     “Agreement” shall mean this Registration Rights Agreement as originally executed and as amended, supplemented or restated from time to time.
     “Board” shall mean the Board of Directors of the Company.
     “Business Day” shall mean any day other than Saturday, Sunday or a day on which commercial banks in New York, New York are directed or permitted to be closed.
     “Commission” shall have the meaning set forth in the Recitals hereof.
     “Common Stock” shall have the meaning set forth in the Recitals hereof.
     “Company” shall have the meaning set forth in the introductory paragraph hereof.
     “Contributing Member Interests” shall have the meaning set forth in the Recitals hereof.
     “Contributing Members” shall have the meaning set forth in the Recitals hereof.
     “Contributor Shares” shall mean Common Stock that may be acquired by the Holders in connection with the exercise by such Holders of the exchange rights associated with the OP Units received in exchange for Contributing Member Interests.
     “Controlling Person” shall have the meaning set forth in Section 5(a) of this Agreement.
     “Demand Registration” shall have the meaning set forth in Section 2.2(a) of this Agreement.

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     “Demand Registration Notice” shall have the meaning set forth in Section 2.2(a) of this Agreement.
     “Demand Registration Statement” shall have the meaning set forth in Section 2.2(a) of this Agreement.
     “Depositary” shall mean The Depository Trust Company, or any other depositary appointed by the Company, provided, however, that such depositary must have an address in the Borough of Manhattan, in the City of New York.
     “End of Suspension Notice” shall have the meaning set forth in Section 3(a) of this Agreement.
     “Equity Plan” shall have the meaning set forth in the Recitals hereof.
     “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended (or any corresponding provision of succeeding law) and the rules and regulations thereunder.
     “Exchangeable OP Units” shall mean OP Units that may be redeemable for cash or, at the Company’s option, exchangeable for shares of Common Stock pursuant to Section 8.06 of the OP Agreement.
     “Existing Entities” shall have the meaning set forth in the Recitals hereof.
     “FINRA” shall mean the Financial Industry Regulatory Authority, Inc.
     “Holders” shall mean (i) the Contributing Members, the LTIP Recipients and the Restricted Share Recipients as holders of Registrable Securities and (ii) any direct or indirect transferee, to the extent permitted under the Company’s charter and the OP Agreement, of such Registrable Securities from a Contributor, an LTIP Recipient or a Restricted Share Recipient, as the case may be, provided, that such transferee agrees in writing to be bound by all the provisions hereof. For purposes of this Agreement, the Company may deem and treat the registered holder of a Registrable Security as the Holders and absolute owner thereof, unless notified to the contrary in writing by the registered Holders thereof.
     “Independent Director Restricted Share Recipients” shall have the meaning set forth in the Recitals hereof.
     “Independent Director Restricted Shares” shall have the meaning set forth in the Recitals hereof.
     “IPO” shall have the meaning set forth in the Recitals hereof.
     “Liabilities” shall have the meaning set forth in Section 5(a)(i) of this Agreement.
     “LTIP Recipients” shall have the meaning set forth in the Recitals hereof.
     “LTIP Units” shall mean units issued by the OP classified as LTIP Units.

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     “Management LTIP Units” shall have the meaning set forth in the Recitals hereof.
     “Management Restricted Share Recipients” shall have the meaning set forth in the Recitals hereof.
     “Management Restricted Shares” shall have the meaning set forth in the Recitals hereof.
     “Management Shares” shall mean the Common Stock that may be acquired by the LTIP Recipients in connection with the exercise by such LTIP Recipients of the exchange rights associated with the Management LTIP Units.
     “OP” shall have the meaning set forth in the Recitals hereof.
     “OP Agreement” shall have the meaning set forth in the Recitals hereof.
     “OP Units” shall have the meaning set forth in the Recitals hereof.
     “Other Registration Statement” shall have the meaning set forth in Section 2.2(a) of this Agreement.
     “Person” shall mean any individual, partnership, corporation, limited liability company, joint venture, association, trust, unincorporated organization or other governmental or legal entity.
     “Registrable Securities” shall mean at any time (i) the Contributor Shares, (ii) the Management Shares, (iii) the Restricted Shares and (iv) the Additional Plan Shares, each upon original issuance thereof and at all time subsequent thereto, including upon the transfer thereof by the original Holders or any subsequent Holders and any securities issued in respect of such securities by reason of or in connection with any exchange for or replacement of such securities or any stock dividend, stock distribution, stock split, purchase in any rights offering or in connection with any combination of shares, recapitalization, merger or consolidation, or any other equity securities issued pursuant to any other pro rata distribution with respect to the Common Stock, until, in the case of any such securities, the earliest to occur of (i) the date on which a Registration Statement with respect to the sale of such Registrable Securities shall have become effective under the Securities Act and such Registrable Securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement, (ii) the date on which such Registrable Securities shall have ceased to be outstanding, (iii) the date on which such Registrable Securities are eligible for sale without registration pursuant to Rule 144 (or any successor provision) under the Securities Act or (iv) the date on which such Registrable Securities have been sold and all transfer restrictions and restrictive legends with respect to such Registrable Securities are removed upon the consummation of such sale.
     “Registration Statement” means any registration statement filed by the Company with the Commission in compliance with the Securities Act (including any Demand Registration Statement or Other Registration Statement) for a public offering and sale of the Common Stock or other securities of the Company, including the prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all materials incorporated by reference or deemed to be incorporated by reference in such Registration

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Statement (other than a registration statement (i) on Form S-4 or Form S-8 or any successor form to Form S-4 or Form S-8 or in connection with any employee or director welfare, benefit or compensation plan, (ii) covering only securities proposed to be issued in exchange for securities or assets of another entity, (iii) in connection with an exchange offer or an offering of securities exclusively to existing security holders of the Company or its subsidiaries, (iv) relating to a transaction pursuant to Rule 145 of the Securities Act, (v) for an offering of debt that is convertible into equity securities of the Company, or (vi) for a dividend reinvestment plan).
     “Restricted Shares” shall have the meaning set forth in the Recitals hereof.
     “Restricted Share Recipients” shall have the meaning set forth in the Recitals hereof.
     “Securities Act” shall have the meaning set forth in the Recitals hereof.
     “Selling Holders’ Counsel” shall mean one counsel for the Holders that is selected by the Holders holding a majority of the Registrable Securities included in a Registration Statement and that is reasonably acceptable to the Company.
     “Shelf Registration Statement” shall have the meaning set forth in Section 2.1(a) of this Agreement.
     “Suspension Event” shall have the meaning set forth in Section 3(a) of this Agreement.
     “Suspension Notice” shall have the meaning set forth in Section 3(a) of this Agreement.
     “Underwritten Offering” shall mean a sale of securities of the Company to an underwriter or underwriters for reoffering to the public.
     Section 2. Registrations.
          2.1(a) Shelf Registration. The Company agrees to use commercially reasonable efforts to file with the Commission no later than 12 months after the closing of the IPO and during a period of time that the issuer of the Registrable Securities is eligible to use Form S-3 (or any similar or successor form), a registration statement with respect to the Registrable Securities under the Securities Act on Form S-3 (or any similar or successor form) for the offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (the “Shelf Registration Statement”), and will use commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective by the Commission as soon as practicable thereafter. With respect to Holders other than Affiliates of the Company, the Company may, at its option, satisfy its obligation in this Section 2.1(a) to register on a Shelf Registration Statement the resale of the Registrable Securities by instead registering on a Shelf Registration Statement the issuance of the Registrable Securities by the Company to such Holders, provided such issuance Shelf Registration Statement is initially filed within the time period required by the Staff of the Commission. The Shelf Registration Statement and any form of prospectus included therein (or prospectus supplement relating thereto) shall reflect the plan of distribution or method of sale consistent with Form S-3 (or applicable similar or successor form) as the Holders may from time to time notify the Company.

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          (b) Shelf Registration Effectiveness. The Company shall use commercially reasonable efforts to keep the Shelf Registration Statement continuously effective for the period beginning on the date on which the Shelf Registration Statement is declared effective and ending on the date that all of the Registrable Securities registered under the Shelf Registration Statement cease to be Registrable Securities. During the period that the Shelf Registration Statement is effective, the Company shall supplement or make amendments to the Shelf Registration Statement, if required by the Securities Act or if reasonably requested by the Holders (whether or not required by the form on which the securities are being registered), including to reflect any specific plan of distribution or method of sale, and shall use its commercially reasonable efforts to have such supplements and amendments declared effective, if required, as soon as practicable after filing.
          (c) Registration Term. The Company shall prepare and file such additional registration statements as necessary and use its commercially reasonable efforts to cause such registration statements to be declared effective by the Commission so that a shelf registration statement remains continuously effective, subject to Section 3, with respect to the Registrable Securities as and for the periods required under Section 2.1(a), such subsequent registration statement to constitute a Shelf Registration Statement, hereunder.
          (d) Form S-3. Notwithstanding anything to the contrary contained in this Agreement, the Company shall not be obligated to file a Shelf Registration Statement unless the Company is eligible to file a Registration Statement on Form S-3 (or a similar or successor form).
          2.2(a) Demand Registration. Subject to Sections 2.2(c) and 3 hereof, at any time after 14 months after the closing date of the IPO, if the Company (i) is not eligible to use Form S-3 (or similar or successor form) or (ii) has failed to file the Shelf Registration Statement, each Holder may deliver to the Company a written notice (a “Demand Registration Notice”) informing the Company of such Holder’s desire to have some or all of their Registrable Securities registered for sale by the Company (a “Demand Registration”). Each Demand Registration Notice shall specify the number of Registrable Securities to be registered by the Company. Upon receipt of a Demand Registration Notice from the Holders of at least 25% of the Registrable Securities, if the Company has not already caused such Registrable Securities to be included as part of an existing Registration Statement and related prospectus that the Company then has on file with, and has been declared effective by, the Commission and which remains in effect and not subject to any stop order, injunction or other order or requirement of the Commission (in which event the Company shall be deemed to have satisfied its registration obligation under this Section 2), then the Company will cause to be filed with the Commission as soon as reasonably practicable after receiving the Demand Registration Notice, but in no event more than ninety (90) days following receipt of such notice, a new Registration Statement and related prospectus that complies as to form in all material respects with applicable Commission rules providing for the sale by such Holder or group of Holders of the Registrable Securities (the “Demand Registration Statement”), and agrees (subject to Section 3 hereof) to use commercially reasonable efforts to cause the Demand Registration Statement to be declared effective by the Commission as soon as practicable following the filing thereof (if it is not an automatically effective Registration Statement). The Company shall give written notice of the proposed filing of the Demand Registration Statement to all Holders of Registrable Securities as soon as practicable, and each Holder of Registrable Securities who wishes to participate in such Demand Registration Statement shall notify the Company in writing within five (5) Business Days after the receipt by

6

the Holder of the notice from the Company, and shall specify in such notice the number of Registrable Securities to be included in the Demand Registration Statement. Subject to Section 3 hereof, the Company agrees to use commercially reasonable efforts to keep the Demand Registration Statement continuously effective (including the preparation and filing of any amendments and supplements necessary for that purpose) until the earlier of (i) the date that is two (2) years after the date of effectiveness of the Demand Registration Statement, (ii) the date on which all of the Registrable Securities covered by such Demand Registration Statement are eligible for sale without registration pursuant to Rule 144 (or any successor provision) under the Securities Act without volume limitations or other restrictions on transfer thereunder, or (iii) the date on which all Registrable Securities covered by such Demand Registration Statement are no longer Registrable Securities.
          Notwithstanding the foregoing, the Company may at any time, in its sole discretion and prior to or after receiving a Demand Registration Notice from any Holder, include all of any Holder’s Registrable Securities or any portion thereof in any Registration Statement, including by virtue of adding such Registrable Securities as additional securities to an existing Registration Statement pursuant to Rule 462(b) under the Securities Act (in which event the Company shall be deemed to have satisfied its registration obligation under this Section 2.2(a) so long as such Registration Statement remains effective and not the subject of any stop order, injunction or other order of the Commission) (any such Registration Statement, an “Other Registration Statement”). Furthermore, notwithstanding any provision of this Section 2.2(a) to the contrary, the Company shall have the option, in its sole discretion, to register pursuant to any Demand Registration Statement or Other Registration Statement, along with Registrable Securities that Holders have requested to be included in such Demand Registration Statement in accordance with this Section 2.2(a), any or all additional Registrable Securities that are outstanding.
          (b) Offers and Sales. All offers and sales by a Holder under the Demand Registration Statement shall be completed within the period during which the Demand Registration Statement remains effective and not the subject of any stop order, injunction or other order of the Commission. Upon notice that such Demand Registration Statement is no longer effective, no Holder will offer or sell the Registrable Securities under the Demand Registration Statement. If directed in writing by the Company, each Holder will return (at the expense of the Company) all undistributed copies of the prospectus covering the Registrable Securities in its possession, other than permanent file copies in the possession of such Holder’s counsel, upon the expiration of such period.
          (c) Limitations on Demand Registration Rights. The Company shall not be obligated to effect any Demand Registration within one year after the effective date of a previous Demand Registration Statement.
          (d) Reduction of Offering. Notwithstanding anything contained herein, if the managing underwriter or underwriters of an Underwritten Offering of Registrable Securities advise the Company and the Holders of the Registrable Securities included in such Underwritten Offering that, in their judgment, the size of the Underwritten Offering that the Holders, the Company and such other Persons intend to make are such that the marketability of the Underwritten Offering would be adversely affected by inclusion of the Registrable Securities requested to be included, then if the size of the offering is the basis of such underwriter’s advice,

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Exhibit C
Form of Tax Protection Agreement

Exhibit C
FORM OF TAX PROTECTION AGREEMENT
     THIS TAX PROTECTION AGREEMENT (“Agreement”), dated as of May  , 2011, by and between Schottenstein Realty LP, a Delaware limited partnership (the “OP”), Schottenstein Realty Trust, Inc., a Maryland corporation (the “REIT”) and the parties set forth on Schedule 1 hereto,
W I T N E S S E T H :
     WHEREAS, the REIT, the OP and certain contributing members, including the Protected Partners, have entered into that certain Second Amended and Restated Contribution Agreement, dated as of May       ,2011 (the “Contribution Agreement”) and various assignment and assumption and other agreements, pursuant to which limited liability company, limited partnership interests or general partnership interests (each, a “Contributed Interest”) in entities that own direct or indirect interests in properties, including the properties listed on Schedule 2 hereto (each, a “Protected Property”), will be contributed to the OP (the “Contribution”) in exchange for, among other things, units of limited partnership interest in the OP (“OP Units”);
     WHEREAS, it is intended that, for federal income tax purposes, the Contribution will be treated as a tax-free contribution by the Protected Partners to the OP of the Contributed Interests in exchange for OP Units, under Section 721 of the Code, as defined below (including, where applicable, pursuant to the “assets over” form of transaction set forth in Treasury Regulation Section 1.708-1(c)(3)(i)); and
     WHEREAS, as provided in Section 8.07(a) of the Amended and Restated Agreement of Limited Partnership of the OP (the “Partnership Agreement”) and in consideration for the agreement of the Protected Partners to consummate the Contribution, the OP, the REIT and the Protected Partners are entering into the agreements set forth below.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:
     1. Definitions. All capitalized terms used and not otherwise defined in this Agreement shall have the meaning set forth in the Partnership Agreement. As used herein, the following terms have the following meanings:
“Accounting Firm” shall have the meaning set forth in Section 3(b).
     “Arbitrable Dispute” shall mean a disagreement with respect to the amount of damages to which a Protected Partner of Indirect Owner thereof is entitled under Section 3(a) or Section 6(a). For the avoidance of doubt, a disagreement as to whether or not the OP has breached any covenant or obligation under Sections 2, 4 or 5 or whether a transaction or event gives rise to an indemnification obligation under Sections 3 or 6 shall not constitute an Arbitrable Dispute.
     “Built-in Gain” shall mean, with respect to any Protected Partner (or as allocable to any Indirect Owner) at any time, gain allocable to such Protected Partner pursuant to Section 704(c) of the Code with respect to a Protected Property (to the extent not offset by any special inside basis of such Protected Partner (or Indirect Owner) under Section 743(b) of the Code with respect to such Protected Property). The Built-in Gain of each Protected Partner listed on Schedule 1 as of the Closing Date with respect to each Protected Property shall be as reflected on Schedule 3. The amount of Built-in Gain of any Protected Partner (or Indirect Owner) shall be adjusted from time to time pursuant to the Code and the Treasury Regulations and shall be reduced by any Built-in Gain recognized under the Code during the Tax Protection Period, including any gain recognized during the Tax Protection Period by (x) a Protected Partner upon a transfer of some or all of its Protected Units or (y) an Indirect Owner upon a transfer of some or all of such Indirect Owner’s equity interest in a Protected Partner, that is attributable to Built-in Gain.
     “Closing” and “Closing Date” shall have the meanings ascribed to them in the Contribution Agreement.
     “Code” means the Internal Revenue Code of 1986, as amended.
     “DRO” means a written obligation by a Protected Partner to restore all or any portion of a deficit that may exist in its capital account upon a liquidation of the OP pursuant to Section 13.02(d) of the Partnership Agreement.
     “Guarantee Opportunity” shall have the meaning set forth in Section 5(b).
     “Guaranteed Amount” means, with respect to a Guaranteed Debt, the aggregate amount of such Guaranteed Debt that is guaranteed at any time by Protected Partners or Indirect Owners.
     “Guaranteed Debt” means any debt that is guaranteed in whole or in part by a Protected Partner or Indirect Owner at any time on or after the Closing Date pursuant to Section 5 hereof.
     “Indirect Owner” means, in the case of a Protected Partner that is an entity that is classified as a partnership, S corporation, grantor trust or disregarded entity for federal income tax purposes, any person owning an equity interest in such Protected Partner, and, in the case of any Indirect Owner that itself is an entity that is classified as a partnership, S corporation, grantor trust or disregarded entity for federal income tax purposes, any person owning an equity interest in such entity.
     “Jay Schottenstein Group” shall mean Jay L. Schottenstein, his spouse, children, spouses of his children, descendants of his children, trusts for the benefit of any of Jay L. Schottenstein, his spouse, children, spouses of his children and descendants of his

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children and entities in which any of the foregoing holds a direct or indirect equity interest.
     “LP Recourse Amount” shall have the meaning set forth in the Partnership Agreement.
     “Merger” means a merger, consolidation, unit exchange, entity conversion, recapitalization, leveraged buy-out, so-called going private transaction or other capital transaction involving the OP or any entity in which the OP owns a direct or indirect interest, whether or not the OP or such other entity is the surviving entity in such transaction, provided, however, that such term shall not include any transfer occurring pursuant to the Contribution Agreement.
     “Minimum Liability Amount” shall mean, for each Protected Partner listed on Schedule 1, the amount set forth on Schedule 4 hereto next to such Protected Partner’s name, as amended from time to time, provided, however, that (1) upon any sale, exchange, transfer or disposition by a Protected Partner of some or all of its Protected Units in a transaction in which the transferee’s adjusted basis in the transferred property is determined for federal income tax purposes wholly by reference to the transferor’s adjusted basis in such transferred property, the Minimum Liability Amount of the transferor Protected Partner shall be allocated to the transferee (and the Minimum Liability Amount of the transferor shall be correspondingly reduced) in an amount that bears the same ratio to the Minimum Liability Amount of the transferor immediately before such transfer as the number of Protected Units transferred bears to the number of Protected Units held by the transferor immediately before such transfer or in such other manner as the transferor Protected Partner may request, and (2) upon any other sale, exchange, transfer or disposition by either (a) a Protected Partner of some or all of its Protected Units or (b) an Indirect Owner (not including an Indirect Owner that holds its indirect interest through an S corporation) of some or all of its direct or indirect equity interest in a Protected Partner, such Protected Partner’s Minimum Liability Amount shall be reduced to the extent of (X) in situation (2)(a), any gain recognized by the Protected Partner (or, in the case of a transfer resulting from the death of a Protected Partner, the difference between the adjusted tax basis, for federal income tax purposes, of the transferee with respect to such units and the adjusted tax basis, for federal income tax purposes, of the transferor with respect to such units), and (Y) in situation (2)(b), any gain recognized by the Indirect Owner (or, in the case of a transfer resulting from the death of an Indirect Owner, the difference between the adjusted tax basis, for federal income tax purposes, of the transferee with respect to the transferred property and the adjusted tax basis, for federal income tax purposes, of the transferor with respect to such property).
     “Nonrecourse Built-in Gain” means gain recognized under Section 731(a)(1) of the Code as a result of a deemed distribution under Section 752(b) of the Code or gain under Section 465(e) of the Code.
     “OP Units” shall have the meaning set forth in the Recitals.

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     “Partnership Agreement” shall have the meaning set forth in the Recitals.
     “Permitted Transfer” shall have the meaning set forth in Section 2(b).
     “Proceeding” shall have the meaning set forth in Section 11(a).
     “Protected Partners” shall mean (i) the initial Protected Partners listed on Schedule 1 hereto, (ii) any person who holds Protected Units and who acquired such Protected Units from a Protected Partner in a transaction in which such transferee’s adjusted basis, as determined for federal income tax purposes, is determined, in whole or in part, by reference to the adjusted basis of the Protected Partner in such Protected Units, and (iii) any Indirect Owner of a Protected Partner who receives Protected Units from such Protected Partner as “substituted basis property” as defined in Section 7701(a)(42) of the Code with respect to his, her or its interest in such Protected Partner. For purposes of clarity, and notwithstanding anything to the contrary contained herein, “Protected Partners” shall at all times include the Jay Schottenstein Group.
     “Protected Properties” shall mean each of the properties listed on Schedule 2 hereto or any portion thereof, any property acquired by the OP or any entity in which the OP holds a direct or indirect interest in exchange for any such Protected Property in a transaction described in Section 2(b) hereof, and any other property received by the OP, or any entity in which the OP holds a direct or indirect interest as “substituted basis property” as defined in Section 7701(a)(42) of the Code with respect to any such Protected Property. Where the context so requires, it shall include any Contributed Interest that represents an indirect interest in any Protected Property.
     “Protected Property Disposition” shall have the meaning set forth in Section 2(a).
     “Protected Units” shall mean (1) solely those OP Units issued in the Contribution and acquired by a Protected Partner either at original issuance or from a Protected Partner in a transaction in which the transferee’s adjusted basis, as determined for federal income tax purposes, is determined, in whole or in part, by reference to the adjusted basis of the transferor Protected Partner in such Protected Units, (2) any OP Units thereafter issued by the OP to a Protected Partner in exchange for Protected Units held by such Protected Partner in a transaction in which the Protected Partner’s adjusted basis, as determined for federal income tax purposes, in the newly issued OP Units is determined, in whole or in part, by reference to such Protected Partner’s adjusted basis, as determined for federal income tax purposes, in the Protected Units exchanged, and (3) OP Units received by an Indirect Owner of a Protected Partner in a distribution to such Indirect Owner by such Protected Partner in a transaction in which all or any portion of the gain or loss is not recognized by the Protected Partner. Notwithstanding the foregoing, a Protected Unit shall cease to constitute a Protected Unit upon (X) the death of the Protected Partner holding such Protected Unit if, as a result of the death of the Protected Partner, the transferee of such unit receives an adjusted basis in such unit for federal income tax purposes that is equal to the fair market value of such unit on the date of the Protected Partner’s death or (Y) any sale, exchange, transfer or other disposition of such Protected Unit (except as provided in clauses (2) and (3) above and other than any sale or exchange

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transaction in which the transferee’s adjusted basis, as determined for federal income tax purposes, is determined, in whole or in part, by reference to the adjusted basis, as determined for federal income tax purposes, of the transferor). In addition, upon the death of any Indirect Owner in a Protected Partner (not including an Indirect Owner that holds its indirect interest through an S corporation and only if, as a result of the death of the Indirect Owner, the transferee of the Indirect Owner’s direct or indirect equity interest in the Protected Partner receives an adjusted basis in such equity interest for federal income tax purposes that is equal to the fair market value of such equity interest on the date of the Indirect Owner’s death), or upon the sale, exchange, transfer or other disposition by an Indirect Owner (not including an Indirect Owner that holds its indirect interest through an S corporation) of some or all of such Indirect Owner’s equity interest in a Protected Partner (other than any sale, exchange, transfer or other disposition in which the transferee’s adjusted basis, as determined for federal income tax purposes, is determined, in whole or in part, by reference to the adjusted basis, as determined for federal income tax purposes, of the transferor Indirect Owner), the Protected Units treated as held by such Protected Partner shall be reduced such that the amount of Protected Units held by such Protected Partner shall equal the amount of Protected Units that would have been held by the Indirect Owners in the aggregate, following such event, had the Indirect Owners directly received Protected Units in the Contribution and the Indirect Owner had either directly transferred a portion of such Protected Units or died holding such Protected Units (taking into account all prior transactions involving the death of an Indirect Owner in such Protected Partner or the sale, exchange, transfer or other disposition of an Indirect Owner’s equity interest in such Protected Partner (other than a sale, exchange, transfer or other disposition in which the transferee’s adjusted basis, as determined for federal income tax purposes, is determined in whole or in part by reference to the adjusted basis, as determined for federal income tax purposes, of the transferor Indirect Owner)).
     “Qualified Nonrecourse Debt” shall have the meaning set forth in Section 5(a).
     “Qualifying Debt” shall mean indebtedness of the OP, directly or indirectly, provided that (1) such indebtedness is treated as a “nonrecourse liability” of the OP for purposes of Section 752 of the Code and the Treasury Regulations thereunder and is secured by property owned directly or indirectly by the OP, (2) such indebtedness is the most senior indebtedness secured by the subject property, (3) the subject property securing such indebtedness has a fair market value at the time that a Guarantee Opportunity of nonrecourse debt is offered at least equal to 150% of the aggregate amount of all indebtedness secured by such property or assets, and (4) such indebtedness is not guaranteed by any person other than a Protected Partner or Indirect Owner.
     “Qualified Guarantee” shall mean a guarantee that (i) is substantially in the form of Schedule 5, (ii) is a “bottom dollar guarantee” in that the lender for the Guaranteed Debt is required to pursue all other collateral and security for the Guaranteed Debt (other than any bottom-dollar guarantees permitted pursuant to the last sentence of this definition) prior to seeking to collect on such a guarantee, and the lender shall have recourse against the guarantee only if, and solely to the extent that, the total amount

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recovered by the lender with respect to the Guaranteed Debt after the lender has exhausted its remedies as set forth above is less than the aggregate of the Guaranteed Amounts with respect to such Guaranteed Debt (plus the aggregate amounts of any other guarantees that are in effect with respect to such Guaranteed Debt at the time the guarantees are entered into), and the maximum aggregate liability of each Partner Guarantor for all Guaranteed Debt shall be limited to the amount actually guaranteed by such Partner Guarantor, (iii) Guaranteed Amounts with respect to the debt will not exceed 50% of the amount of the Guaranteed Debt outstanding at the time the guarantee is executed, (iv) as to each Protected Partner that is offered to execute the guarantee, there is no other person that would be considered to “bear the economic risk of loss,” within the meaning of Treasury Regulation Section 1.752-2, or would be considered to be “at risk” for purposes of Section 465(b) with respect to that portion of such debt for which such Protected Partner is being offered to make the guarantee; (iv) is delivered to the lender, (v) the receipt of which is acknowledged and accepted by the lender, and (vi) is enforceable under the laws of the state governing the loan and in which the property securing the guaranteed loan is located. If there are guarantees already in place at the time a Guarantee Opportunity is presented to the Protected Partners that are pari passu with or at a lower level of risk than the guarantees being offered, then the amount of such existing guarantees shall be added to the Guaranteed Amount for purposes of calculating the 50% limitation set forth in clause (iii) above.
     “Recourse Debt” shall mean the Revolving Credit Facility and any other indebtedness of the OP, (i) which in all such events is recourse, without limitation, to all the assets of the OP, (ii) for which the REIT, as general partner of the OP, has personal liability, (iii) which is not subject or subordinate in any manner to any unsecured indebtedness of the OP and (iv) which is made by a third-party institutional lender with financial covenants that are standard for such a loan.
     “Revolving Credit Facility” shall mean that certain Credit Agreement dated as of __________ __, 2011 by and among the OP, as Borrower, and KeyBank National Association and certain other parties. .
     “OP Units” shall mean any series of common or preferred Units of the OP.
     “Tax Claim” shall have meaning set forth in Section 11(a).
     “Tax Protection Period” shall mean the period beginning on the Closing Date and ending on, and including, the earlier of (i) the date that completes seven (7) years after the Closing Date and (ii) the date on which the number of Protected Units owned directly or indirectly by members of the Jay Schottenstein Group (not including entities that are treated as partnerships, S corporations, grantor trusts or disregarded entities for federal income tax purposes) is equal to less than twenty percent (20%) of the number of Protected Units owned directly or indirectly by members of the Jay Schottenstein Group (not including entities that are treated as partnerships, S corporations, grantor trusts or disregarded entities for federal income tax purposes) as of the Closing Date. The number of Protected Units owned directly or indirectly by members of the Jay Schottenstein

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Group (not including entities that are treated as partnerships, S corporations, grantor trusts or disregarded entities for federal income tax purposes) as of the Closing Date is approximately 12,040,488.
     2. Restrictions on Dispositions of Protected Properties.
          (a) Subject to Section 2(b), the OP agrees, for the benefit of each Protected Partner and the Indirect Owners of such Protected Partner that during the Tax Protection Period neither the OP, nor any entity in which the OP holds a direct or indirect interest, will consummate a sale, transfer, exchange or other disposition of any Protected Property (a “Protected Property Disposition”) or any indirect interest therein in a transaction, including a Merger, that results in the recognition by any Protected Partner, for federal income tax purposes, of all or any portion of its Built-in Gain, including recognition thereof pursuant to Sections 704(c)(1)(B) or 737 of the Code (and including a Merger as a result of which a Protected Partner is required to exchange, tender or transfer Protected Units in a transaction that is partly or wholly taxable for federal income tax purposes). A disposition shall include a transaction that is deemed to be a disposition for federal income tax purposes and shall include any transfer, whether, voluntary or involuntary, in a foreclosure proceeding, pursuant to a deed in lieu of foreclosure or in a bankruptcy proceeding.
          (b) Section 2(a) shall not apply to (i) any transaction which would not result in the recognition and allocation of any Built-in Gain to any Protected Partner or its Indirect Owners with respect to Protected Units, such as a transaction which qualifies as a tax-free like-kind exchange under Code Section 1031 or a tax-free contribution under Code Section 721 or Code Section 351 or a tax-free merger or consolidation of the OP with or into another entity that qualifies for taxation as a partnership for federal income tax purposes, or (ii) the condemnation or other taking of all or any portion of any Protected Property by a governmental entity or authority in eminent domain proceedings or otherwise or a casualty with respect thereto (each, a “Permitted Transfer”). In the case of a Permitted Transfer described in clause (ii) of this Section 2(b), the OP shall use good faith commercially reasonable efforts to structure such disposition as either a tax-free like-kind exchange under Code Section 1031 or other tax-free contribution or tax-free reinvestment of proceeds under Code Section 1033.
          (c) If at the time of a Permitted Transfer of a Protected Property the property is secured, directly or indirectly, by Guaranteed Debt, then (i) in the OP’s sole discretion, either such debt shall be repaid in full or the OP shall obtain from the lenders with respect to such debt a full and complete release of liability for each such Protected Partner or Indirect Owner from its guarantee and (ii) if the Tax Protection Period shall not have expired, the OP shall comply with the requirements of Section 5(e) (treating such repayment or release as a repayment of Guaranteed Debt).
     3. Indemnity by the OP for Breach of Obligations Set Forth in Section 2.
          (a) In the event that the OP engages in a Protected Property Disposition in breach of its obligation set forth in Section 2(a), each Protected Partner or Indirect Owner who recognizes all or any portion of its Built-in Gain with respect to Protected Units as a result of such Protected Property Disposition shall receive from the OP as damages an amount equal to

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the aggregate federal, state and local income taxes incurred by such Protected Partner or Indirect Owner as a result of its recognition of such Built-in Gain plus an additional amount so that, after the payment by such Protected Partner or Indirect Owner of all taxes on amounts received pursuant to this Section 3(a), such Protected Partner or Indirect Owner retains from such damage payments hereunder an amount equal to its total tax liability incurred as a result of the Protected Property Disposition and its recognition of such Built-in Gain. In the event of a breach of Section 2(a) hereof resulting in the recognition by any Protected Partner or an Indirect Owner thereof of all or any portion of its Built-in Gain, the OP shall promptly notify such Protected Partner in writing of such Protected Property Disposition and of the approximate sales price or other amount realized for income tax purposes in connection therewith. Within ten (10) days of receipt of such notice, each Protected Partner shall provide the OP with information regarding the identity of any Indirect Owners thereof. In addition, the OP shall prepare a computation of the indemnity payment, if any, owing to such Protected Partner or Indirect Owner under this Section 3(a), which computation shall be delivered to such Protected Partner within ten (10) days after the date of such breach. Except as provided in the penultimate sentence of Section 3(b), the OP shall make any required indemnity payment owing to a Protected Partner or Indirect Owner pursuant to this Section 3(a) no later than ten (10) days after delivery of the computation of the indemnity payment to the Protected Partner or Indirect Owner. For purposes of the preceding sentence, (i) all income arising from a transaction or event that is treated as ordinary income under the applicable provisions of the Code, including all payments under this Section 3(a), shall be treated as subject to federal, state and local income tax at the effective tax rate imposed on ordinary income of individuals residing in the city and state of residence of such Protected Partner or Indirect Owner, determined using the maximum federal rate of tax on ordinary income and the maximum state and local rates of tax on ordinary income then in effect in such city and state, (ii) all other income arising from the transaction or event shall be treated as subject to federal, state and local income tax at the effective tax rate imposed on long-term capital gains of individuals residing in the city and state of residence of such Protected Partner or Indirect Owner, determined using the maximum federal, state and local rates on long-term capital gains then in effect (including for this purpose with respect to any Code Section 1245 or 1250 recapture or any unrecaptured section 1250 gain, the maximum rate imposed on such income), (iii) any amounts giving rise to a payment pursuant to this Section 3(a) shall be determined assuming that the transaction or event giving rise to the OP’s obligation to make a payment was the only transaction or event reported on the Protected Partner’s or Indirect Owner’s tax return (i.e., without giving effect to any loss carryovers or other deductions attributable to such Protected Partner or Indirect Owner), and (iv) any amounts payable with respect to state and local income taxes shall be assumed to be fully deductible (subject to applicable limitation or phase-out) for federal income tax purposes. In the case of a corporate Protected Partner, the preceding sentence shall be applied using the highest marginal rate of tax applicable to corporations for federal income tax purposes and state and local corporate income or franchise tax purposes. Notwithstanding anything to the contrary set forth herein, separate tax indemnity payments shall be made to each Protected Partner or Indirect Owner, as the case may be.
          (b) Notwithstanding any provision of this Agreement to the contrary, the sole and exclusive rights and remedies of any Protected Partner or Indirect Owner for a breach or violation of the covenants set forth in Section 2(a) shall be a claim for damages against the OP, computed as set forth in Section 3(a), and no Protected Partner or Indirect Owner shall be

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entitled to pursue a claim for specific performance of the covenant set forth in Section 2(a) or bring a claim against any person that acquires a Protected Property from the OP in violation of Section 2(a). If the OP has breached or violated the covenant set forth in Section 2(a) (or a Protected Partner or Indirect Owner asserts that the OP has breached or violated such covenant), the OP and the Protected Partner or Indirect Owner shall negotiate in good faith to resolve any disagreements regarding any such breach or violation and the amount of damages, if any, payable to such Protected Partner or Indirect Owner under Section 3(a). If any such disagreement cannot be resolved by the OP and such Protected Partner or Indirect Owner within thirty (30) days after such breach, then to the extent that such disagreement involves an Arbitrable Dispute, the OP and the Protected Partner or Indirect Owner shall jointly retain a nationally recognized independent public accounting firm (the “Accounting Firm”) to act as an arbitrator to resolve as expeditiously as possible such disagreement. All determinations made by the Accounting Firm with respect to the resolution of any Arbitrable Dispute shall be final, conclusive and binding on the OP and the Protected Partner and Indirect Owner. The fees and expenses of the Accounting Firm incurred in connection with any such determination shall be shared equally by the OP and the Protected Partner or Indirect Owner. In the event that the OP and a Protected Partner or Indirect Owner, each having acted in good faith and with its or his best efforts to select an Accounting Firm, are unable to retain an Accounting Firm within sixty (60) days after expiration of the thirty (30) day period mentioned above, then following the expiration of such sixty (60) day period, any disagreement may be settled in any court of competent jurisdiction. To the extent that a disagreement between the OP and a Protected Partner or Indirect Owner thereof described under this Section 3(b) involves issues other than an Arbitrable Dispute and such disagreement cannot be resolved by the OP and such Protected Partner or Indirect Owner within the thirty (30) day period mentioned above, such disagreement may be settled in any court of competent jurisdiction. In the event of any disagreement as to the amount of liability of the OP to make an indemnity payment hereunder, the OP shall pay such amount for which it believes it is liable within five (5) days before the due date of the quarterly estimated tax payment for individuals which next follows the breach of Section 2(a) giving rise to liability hereunder. In the event of a determination, through arbitration, a judicial proceeding or otherwise, that the amount paid by the OP pursuant to the preceding sentence exceeded its liability, the recipient of the indemnity payment shall repay such excess to the OP within five (5) days after such determination.
     4. Section 704(c) Method; Non-Recourse Liability Allocation Method. The OP shall use, and shall cause any other entity in which the OP has a direct or indirect interest to use, the “traditional method” under Regulations Section 1.704-3(b) for purposes of making allocations under Section 704(c) of the Code with respect to each Protected Property to take into account the book-tax disparities as of the effective time of the Contribution with respect to such Protected Property and with respect to any revaluation of such Protected Property pursuant to Regulations Sections 1.704-1(b)(2)(iv)(f), 1.704-1(b)(2)(iv)(g) and 1.704-3(a)(6) with no “curative allocations,” “remedial allocations” or adjustments to other items to offset the effect of the “ceiling rule.” The OP will first allocate to each Protected Partner an amount of “excess nonrecourse liabilities,” as defined in Regulations Section 1.752-3(a)(3), up to the amount of Built-in Gain that is allocable to such Protected Partner with respect to each property acquired by the OP pursuant to the Contribution to the extent that each such property is subject to

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nonrecourse liabilities and such Protected Partner’s Built-in Gain with respect to each such property exceeds his gain with respect thereto described in Regulations Section 1.752-3(a)(2).
     5. Obligation of the OP to Maintain Certain Debt.
          (a) Subject to paragraphs (c) through (f) of this Section 5, the OP agrees to maintain at all times through the Tax Protection Period, directly or indirectly and on a continuous basis, an amount of “qualified nonrecourse indebtedness” (within the meaning of Code Section 465(b)(6)(B)) (“Qualified Nonrecourse Debt”) so as to cause the amount of OP liabilities allocated to each Protected Partner for purposes of Section 752 of the Code to be not less than such Protected Partner’s Minimum Liability Amount and to cause the amount of OP liabilities with respect to which each Protected Partner will be considered to be “at risk” for purposes of Section 465 of the Code to be not less than such Protected Partner’s Minimum Liability Amount.
          (b) (i) Notwithstanding anything to the contrary in this Agreement, but subject to Section 5(b)(ii) and (iii) below, the OP may satisfy up to 40% of its obligations under Section 5(a) by instead making available to each Protected Partner, in the manner described in Section 5(b)(ii) below, the opportunity (a “Guarantee Opportunity”) to either (A) enter into a DRO or (B) make a Qualified Guarantee (or, at the option of such Protected Partner, allow its Indirect Owners to make Qualified Guarantees) of Qualifying Debt in such amount or amounts so as to cause the amount of OP liabilities allocated to such Protected Partner for purposes of Section 752 of the Code to be not less than such Protected Partner’s Minimum Liability Amount and to cause the amount of OP liabilities with respect to which such Protected Partner will be considered to be “at risk” for purposes of Section 465 of the Code to be not less than such Protected Partner’s Minimum Liability Amount.
               (ii) In order to make a Guarantee Opportunity available to a Protected Partner, the OP shall send by first class certified mail to the last known address of such Protected Partner (as reflected in the records of the OP) a letter explaining that it is making a Guarantee Opportunity available pursuant to this Section 5(b) and the circumstances giving rise to the Guarantee Opportunity. The letter shall contain a brief summary of the terms of the indebtedness to be guaranteed (or, in the case of a DRO, the terms of the OP recourse debt), a brief description of the collateral for the indebtedness and a statement of the amount to be guaranteed (or, in the case of a DRO, the amount of DRO being made available). Included with the letter shall be a guarantee agreement (or consent to DRO form) to be executed, together with the address to which the executed guarantee agreement (or consent to DRO form) must be sent and the date by which it must be received, which shall be not less than thirty (30) days after such letter is sent. To the extent that a Guarantee Opportunity is made available to a Protected Partner in accordance with this Agreement and such Protected Partner and its Indirect Owners (in the case of a Guarantee Opportunity described in Section 5(b)(iii)) do not avail themselves of the Guarantee Opportunity by the time indicated such letter, such Protected Partner’s Minimum Liability Amount shall thereupon be reduced.
               (iii) If in response to an offer to Protected Partners of the opportunity to make a Qualified Guarantee, a Protected Partner requests of the OP in writing that such offer should be made available to its Indirect Owners (the Protected Partners acknowledge that only

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holders of OP Units can enter into a DRO), and (y) together with such request such Protected Partner provides the OP with the identities and addresses of the Indirect Owners to whom such offer shall be made and such Indirect Owners’ allocable portions of the opportunity offered to such Protected Partner, then the OP shall offer such opportunity to such Indirect Owners in the amounts requested by such Protected Partner. If the offer by the OP to the Indirect Owners is made within two (2) days after the date on which the Protected Partner sends its request to the OP, then the date by which acceptance of the opportunity shall be due from the Indirect Owners shall be the same as the date that was due from the Protected Partner. To the extent that the offer is made to the Indirect Owners more than two (2) after the Protected Partner sends its request to the OP, the date by which acceptance of the offer by the Indirect Owners shall be due shall be equally extended.
          (c) The OP makes no representation or warranty to any Protected Partner or Indirect Owner that receiving an allocation of Qualified Nonrecourse Debt pursuant to Section 5(a) hereof or providing a guarantee or entering into a DRO pursuant to Section 5(b) hereof shall be respected for federal income tax purposes as providing such Protected Partner or Indirect Owner with an allocation of recourse liabilities for purposes of Code Section 752 or as causing such Protected Partner or Indirect Owner to be “at risk” with respect to liabilities for purposes of Code Section 465; provided, however, that the OP shall not take any tax position contrary to such position except as may be permitted under paragraph (d) below.
          (d) Absent a determination to the contrary by the Internal Revenue Service or a court and subject to paragraph (e) below, all tax returns prepared by the OP that allocate liabilities of the OP for purposes of Section 752 and the Treasury Regulations thereunder shall treat each Protected Partner as being allocated for federal income tax purposes an amount of recourse debt (in addition to any nonrecourse debt otherwise allocable to such Protected Partner in accordance with the Partnership Agreement and Treasury Regulation Section 1.752-3 and any other recourse liabilities allocable to such Partner Guarantor by reason of guarantees or other arrangements entered into other than pursuant to this Agreement) pursuant to Treasury Regulation Section 1.752-2 equal to the sum of the amounts of all guarantees entered into by such Partner and DROs undertaken by such Protected Partner pursuant to this Agreement, and the OP and the REIT shall not take any contrary or inconsistent position in any federal, state or local income tax returns (including, without limitation, information returns, such as Schedule K-1s, provided to partners in the OP and returns of entities in which the OP owns a direct or indirect interest) or in any administrative or judicial proceeding. Notwithstanding the foregoing, the OP shall not be required to make allocations of Guaranteed Debt or other recourse debt of the OP to the Protected Partners as set forth in this Agreement if and to the extent there has been a judicial determination in a proceeding to which the OP was a party and as to which the Protected Partners have been allowed to participate as and to the extent contemplated in Section 11 to the effect that such allocations are not correct. In no event shall this Section 5(d) be construed to relieve the OP from any liability arising from a failure by the OP to comply with one or more of the provisions of this Section 5.
          (e) The OP shall not, at any time during the Tax Protection Period, repay or refinance all or any portion of any Guaranteed Debt or otherwise take any action that would result in a decrease in the amount of OP liabilities allocated to a Protected Partner or Indirect

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Owner as a result of its guarantee thereof pursuant to Section 5, unless the OP, not less than thirty (30) days prior to such repayment, refinancing or other action, provides the applicable Protected Partner with a Guarantee Opportunity in an amount sufficient to replace the decrease in allocation of liabilities pursuant to Section 752 of the Code that would otherwise result.
          (f) In the event that a Protected Partner has elected to enter into a DRO, the OP will maintain outstanding at all times indebtedness of the OP that is Recourse Debt in an amount equal to or greater than the sum of the LP Recourse Amounts of all partners of the OP, unless the OP, not less than thirty (30) days prior to any repayment or other action that would violate the foregoing requirement, provides such Protected Partner with a Guarantee Opportunity in an amount sufficient to replace the decrease in allocation of liabilities pursuant to Section 752 of the Code that would otherwise result.
          (g) The OP covenants that (A) it will comply with the requirements set forth in Section 2(c) upon any disposition of any collateral for a Guaranteed Debt, whether during or following the Tax Protection Period, (B) it will not at any time, whether during or following the Tax Protection Period, pledge the collateral for a Guaranteed Debt to secure any other indebtedness (unless such other indebtedness is, by its terms, subordinate in all respects to the Guaranteed Debt for which such collateral is security) or otherwise voluntarily dispose of or reduce the amount of such collateral unless either (i) after giving effect thereto the debt would continue to be Qualified Debt and the Guarantee would continue to be a Qualified Guarantee, or (ii) the OP (x) obtains from the lender with respect to the original Guaranteed Debt a full and complete release of release of liability for each Protected Partner or Indirect Owner from its guarantee of such indebtedness unless such Protected Partner or Indirect Owner expressly requests that it not be released, and (y) if the Tax Protection Period has not expired, offers to each such Protected Partner or Indirect Owner, not less than thirty (30) days prior to such pledge or disposition, a Guarantee Opportunity in an amount equal to the amount of its guarantee being so released, and (C) it will not offer or make available to any person or entity other than a Protected Partner or Indirect Owner the opportunity to guarantee any Guaranteed Debt .
     6. Indemnity by the OP for Breach of Obligations set forth in Sections 4 and 5.
          (a) In the event that the OP breaches its obligations set forth in Section 4 or 5, each Protected Partner or Indirect Owner who recognizes additional income as a result of a breach with respect to Section 4 or Nonrecourse Built-in Gain as a result of a breach with respect to Section 5 shall receive from the OP as damages an amount equal to the aggregate federal, state and local income taxes incurred by such Protected Partner or Indirect Owner as a result of such additional income or Nonrecourse Built-in Gain recognized by such Protected Partner or Indirect Owner by reason of such breach, plus an additional amount so that, after the payment by such Protected Partner or Indirect Owner of all taxes on amounts received pursuant to this Section 6(a), such Protected Partner or Indirect Owner retains from such damage payments hereunder an amount equal to its total tax liability incurred as a result of such breach. The principles and tax rates set forth in Section 3(a) shall apply for purposes of determining the timing and amount of payment to be made to a Protected Partner or Indirect Owner pursuant to this Section 6(a). The OP shall be considered to have satisfied its obligations under Section 5, and therefore shall have no liability under this Section 6(a) for breach of such Section 5, to the extent that it offers a

12

Protected Partner a Guarantee Opportunity in accordance with Section 5(b) and such Protected Partner and, where applicable, its Indirect Owners, fail to timely accept such Guarantee Opportunity. Notwithstanding anything to the contrary set forth herein, the failure of one or more Protected Partners or Indirect Owners to accept a Guarantee Opportunity shall not affect the OP’s obligation to the remaining Protected Partners and Indirect Owners.
          (b) Notwithstanding any provision of this Agreement to the contrary, the sole and exclusive rights and remedies of any Protected Partner or Indirect Owner for a breach or violation of the covenants set forth in Sections 4 and 5 shall be a claim for damages against the OP, computed as set forth in Section 6(a), and no Protected Partner or Indirect Owner shall be entitled to pursue a claim for specific performance of the covenants set forth in Sections 4 and 5. If the OP has breached or violated the covenants set forth in Sections 4 or 5 (or a Protected Partner or Indirect Owner asserts that the OP has breached or violated such covenants), the OP and the Protected Partner or Indirect Owner agree to negotiate in good faith to resolve any disagreements regarding any such breach or violation and the amount of damages, if any, payable to such Protected Partner or Indirect Owner under Section 6(a). If any such disagreement cannot be resolved by the OP and such Protected Partner or Indirect Owner within thirty (30) days after such breach, then to the extent that such disagreement involves an Arbitrable Dispute, the OP and the Protected Partner shall jointly retain an Accounting Firm to act as an arbitrator to resolve as expeditiously as possible such disagreement. All determinations made by the Accounting Firm with respect to resolution of any Arbitrable Dispute shall be final, conclusive and binding on the OP and the Protected Partner or Indirect Owner. The fees and expenses of any Accounting Firm incurred in connection with any such determination shall be shared equally by the OP and the Protected Partner or Indirect Owner. In the event that the OP and a Protected Partner or Indirect Owner, each having acted in good faith and with its or his best efforts to select an Accounting Firm, are unable to retain an Accounting Firm within sixty (60) days after the thirty (30) day period mentioned above, following the expiration of such sixty (60) day period, any disagreement may be settled in any court of competent jurisdiction. To the extent that a disagreement between the OP and a Protected Partner or Indirect Owner described under this Section 6(b) involves issues other than an Arbitrable Dispute and such disagreement cannot be resolved by the OP and such Protected Partner or Indirect Owner within the thirty (30) day period mentioned above, such disagreement may be settled in any court of competent jurisdiction.
          (c) The Protected Partners acknowledge that the OP may rely on information provided to the OP and its accountants for purposes of determining the amount of debt allocated to the Protected Partners under Section 752 of the Code and the Treasury Regulations thereunder, including information relating to the adjusted tax basis of the Properties. The OP shall not have any liability hereunder to the extent that any Protected Partner or any Indirect Owner thereof recognizes Nonrecourse Built-in Gain or otherwise suffers any damages as a result of the inaccuracy of any such information, and the Protected Partners on behalf of themselves and their Indirect Owners hereby unconditionally and irrevocably release the OP from and against any such liability in such event.
     7. Requests for Information. The OP agrees to provide the Protected Partners with such information (“Debt Allocation Information”) as is reasonably available to the OP

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regarding allocations of the OP’s indebtedness under Section 752 of the Code and the Treasury Regulations thereunder, as such Protected Partners may reasonably request. All such information acquired by the Protected Partners or any Indirect Owners thereof or their representatives shall not be disclosed to any individual or entity other than (x) those representatives of the Protected Partners and such Indirect Owners who need to know such information for the purpose of assisting them in evaluating their rights under this Agreement, (y) as required by applicable law or (z) if necessary, upon the advice of counsel, in order to comply with any judicial order, civil or criminal subpoena or any discovery demand in pending litigation, whether or not the Protected Partner, the Indirect Owner or any of its respective representatives is a party thereto.
     8. Third Party Beneficiaries. The OP acknowledges, agrees and confirms that every Protected Partner and Indirect Owner thereof is an intended third party beneficiary of the provisions of this Agreement during the period that such person remains a Protected Partner or Indirect Owner thereof. Notwithstanding the foregoing, Indirect Owners shall communicate with the OP only through their respective Protected Partners.
     9. Preparation of Schedules. The Protected Partners shall prepare and complete Schedules 2, 3 and 4 in good faith and on an estimated basis on or before the Closing Date and shall finalize such Schedules on or before December 31, 2011.
     10. Tax Proceedings.
          (a) If any claim, demand, assessment (including a notice of proposed assessment) or other assertion is made with respect to taxes against the Protected Partners or the Partnership the calculation of which involves a matter covered in this Agreement or the tax treatment of the Contribution (a “Tax Claim”), or if the REIT or the Partnership receives any notice from any jurisdiction with respect to any current or future audit, examination, investigation or other proceeding (a “Proceeding”) involving the Protected Partners or the Partnership or that otherwise could involve a matter covered in this Agreement and could directly or indirectly affect the Protected Partners (adversely or otherwise), then the REIT or the Partnership, as applicable, shall promptly notify the Protected Partners of such Tax Claim or Proceeding, but in no event later than twenty (20) business days after receipt of such notice.
          (b) The REIT, as the general partner of the OP, shall have the right to control the defense, settlement or compromise of any Proceeding or Tax Claim; provided, however, that the OP shall keep the Protected Partners duly informed of the progress thereof to the extent that such Proceeding or Tax Claim could directly or indirectly affect (adversely or otherwise) the Protected Partners, and provided further that that the Protected Partners shall have the right to review and comment on any and all submissions made to the Internal Revenue Service, a court, or other governmental body with respect to such Tax Claim or Proceeding and that the OP shall consider such comments in good faith.
     11. Section 754 Election. At the request of any Protected Partner or any Indirect Owner thereof, the OP shall make an election under Code Section. The OP shall not revoke or attempt to revoke such election without the prior written consent of the Protected Partners or Indirect Owners making such request. In the event that such an election by the OP shall be in

14

effect not as the result of a request by a Protected Partner or Indirect Owner, the OP shall not revoke or attempt to revoke such election without the prior written consent of all the Protected Partners.
          12. General Provisions.
          (a) Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally, sent by overnight courier (providing proof of delivery) or sent by telecopy (providing confirmation of transmission) to the parties at the following addresses or telecopy numbers (or at such other address or telecopy number for a party as shall be specified by like notice):
(i)	if to the OP, to:

c/o Schottenstein Realty Trust, Inc. 4300 East Fifth Avenue, Columbus OH 43219 Attn: Mr. Ben Kraner Fax No.: (614) 449-4360

with a copy to:

c/o Schottenstein Realty Trust, Inc. 4300 East Fifth Avenue, Columbus OH 43219 Attn: Tod Friedman, Esq. Fax No.: (614) 443-0972

and

Greenberg Traurig, LLP 77 West Wacker Drive Suite 3100 Chicago, IL 60601 Attn: Corey Light, Esq. Fax No.: (312) 456-8435

(ii)	if to a Protected Partner, to the address on file with the OP.
          (b) Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the Protected Partners. This Agreement shall be binding upon the REIT, the OP and any entity that is a direct or indirect successor, whether by Merger, spin-off or otherwise, to all or substantially all of the assets of either the REIT or the OP (or any prior successor thereto as set forth in the preceding portion of this sentence), provided that none of the foregoing shall result in the release of liability of the REIT and the OP hereunder. The REIT and the OP covenant with and for the benefit of the Protected Partners not to undertake (directly or

15

indirectly) any transfer of all or substantially all of the assets of either entity (whether by Merger, spin-off or otherwise) unless the transferee has in writing acknowledged and agreed to be bound by this Agreement, provided further that the foregoing shall not be deemed to permit any transaction otherwise prohibited by this Agreement.
          (c) Amendment. This Agreement may not be amended, directly or indirectly (including by reason of a merger between the Partnership and another entity) except by a written instrument signed by the REIT, as general partner of the Partnership, and each of the Protected Partners.
          (d) Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party.
          (e) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICT OF LAWS THEREOF.

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     IN WITNESS WHEREOF, the OP, the REIT and the Protected Partners have duly executed this Agreement as of the date first written above.

SCHOTTENSTEIN REALTY LP

By: Schottenstein Realty Trust, Inc., general partner

By:

SCHOTTENSTEIN REALTY TRUST, INC.

By:

Benton Kraner

GSH MIAMI, LLC

By:

JAY L. SCHOTTENSTEIN 1983 DISCRETIONARY TRUST

By:

JAY SCHOTTENSTEIN 2009 SUBCHAPTER S TRUST NO. 1

By:

JAY SCHOTTENSTEIN 2009 SUBCHAPTER S TRUST NO. 2

By:

1

JAY SCHOTTENSTEIN 2009 SUBCHAPTER S TRUST NO. 3

By:

JAY L. SCHOTTENSTEIN DESCENDANTS TRUST - 2009

By:

Jeffrey Gould

Jonathan Schottenstein

Joseph A. Schottenstein

JUBILEE LIMITED PARTNERSHIP

By:

JUBILEE LIMITED PARTNERSHIP III

By:

LORI SCHOTTENSTEIN 1984 DISCRETIONARY TRUST

By:

Mark Ungar

SAUL SCHOTTENSTEIN 2002 TRUST #1

By:

2

SAUL SCHOTTENSTEIN SUBCHAPTER S TRUST #4

By:

SCHOTTENSTEIN PROPERTY GROUP, INC.

By:

THE JEROME SCHOTTENSTEIN 1984-2011 GRANDCHILDREN’S TRUST #1

By:

THE JEROME SCHOTTENSTEIN 1984-2011 GRANDCHILDREN’S TRUST #2

By:

THE JEROME SCHOTTENSTEIN 1984-2011 GRANDCHILDREN’S TRUST #3

By:

THE JEROME SCHOTTENSTEIN 1990-2011 GRANDCHILDREN’S TRUST #1

By:

THE JEROME SCHOTTENSTEIN 1990-2011 GRANDCHILDREN’S TRUST #2

By:

THE JEROME SCHOTTENSTEIN 1990-2011 GRANDCHILDREN’S TRUST #3

By:

3

THE SAUL SCHOTTENSTEIN 1984-2011 TRUST #1

By:

THE SAUL SCHOTTENSTEIN 1984-2011 TRUST #2

By:

THE SAUL SCHOTTENSTEIN 1984-2011 TRUST #3

By:

Tod H. Friedman

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Schedule 1
Protected Partners
Benton Kraner
GSH Miami, LLC
Jay L. Schottenstein 1983 Discretionary Trust
Jay Schottenstein 2009 Subchapter S Trust No. 1
Jay Schottenstein 2009 Subchapter S Trust No. 2
Jay Schottenstein 2009 Subchapter S Trust No. 3
Jay L. Schottenstein Descendants Trust — 2009
Jeffrey Gould
Jonathan Schottenstein
Joseph A. Schottenstein
Jubilee Limited Partnership
Jubilee Limited Partnership III
Lori Schottenstein 1984 Discretionary Trust
Mark Ungar
Saul Schottenstein 2002 Trust #1
Saul Schottenstein Subchapter S Trust #4
Schottenstein Property Group, Inc.
The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #1
The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #2
The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #3
The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #1
The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #2
The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #3
The Saul Schottenstein 1984-2011 Trust #1
The Saul Schottenstein 1984-2011 Trust #2
The Saul Schottenstein 1984-2011 Trust #3
Tod H. Friedman

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Schedule 2
Protected Properties

Property #	Name
1510	Colerain Hills Shopping Center
1950	TJ Maxx Centre
2211	Morse & Tamarack Shopping Center
2614	Golden Triangle Mall
2619	Woodyard Crossing
2622	Ruther Glen Warehouse
2636	Sun Center
2642	Springdale Plaza
2646	Crossing Shopping Center
2654	Shoppes at Rivergate
4911	Lafayette Center
4913	Greenwood Pavilion
6110	Crossings at Hobart
8000	The Columbus Aircenter

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Schedule 3
Built-in Gain
(Estimated Amounts)

Protected Partner	Built In Gain
[Names]	—

[INSERT SCHEDULE FOR EACH PROPERTY]

1

Schedule 4
Minimum Liability Amount

Protected Partner	Minimum Liability Amount
GSH Miami, LLC	$100,000

Jay L. Schottenstein 1983 Discretionary Trust	8,000,000

Jay L. Schottenstein Descendants Trust - 2009	820,000

Jonathan Schottenstein	400,000

Joseph A. Schottenstein	600,000

Jubilee Limited Partnership III	1,290,000

Lori Schottenstein 1984 Discretionary Trust	4,325,000

Saul Schottenstein 2002 Trust #1	880,000

Saul Schottenstein Subchapter S Trust #4	440,000

Schottenstein Property Group, Inc.	250,000

The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #1	1,366,667

The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #2	1,366,667

The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #3	1,366,666

The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #1	5,113,333

The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #2	5,113,333

The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #3	5,113,334

The Saul Schottenstein 1984-2011 Trust #1	1,151,667

The Saul Schottenstein 1984-2011 Trust #2	1,151,667

The Saul Schottenstein 1984-2011 Trust #3	1,151,666

$40,000,000

1

Schedule 5
Form of Guarantee Agreement For Secured Nonrecourse Indebtedness
GUARANTEE OF COLLECTIBILITY AGREEMENT
     THIS GUARANTEE AGREEMENT (“Guarantee”), is dated as of _________, between each of the undersigned Persons identified on Schedule 1 attached hereto (the “Guarantors”), and [LENDER] (the “Guaranteed Party”).
     WHEREAS, [BORROWER] (“Maker”), is indebted to the Guaranteed Party in the sum of [LOAN AMOUNT] (the “Loan”), as evidenced by a certain promissory note (the “Note”), which is secured by a first mortgage lien (the “Mortgage”) on certain property of the Maker (the “Properties” and individually, a “Property”). [Add description of Qualifying Debt.] The Note, the Mortgage and all other instruments, whether now existing or hereafter arising, evidencing or securing the Loan or any extension or modification thereof, as each such document has been or may hereafter be amended or modified, are collectively referred to herein as the “Loan Documents.”
     WHEREAS, the Guarantors hold limited partnership interests (“OP Units”), directly or indirectly, in Schottenstein Realty LP, a Delaware limited partnership.
     WHEREAS, the Guarantors desire to guarantee collection of a portion of the principal amount of the Note not in excess of [Guaranteed Amount] (the “Guaranteed Amount”).
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, Guarantors agree as follows:
     1. Guarantee and Limitation on Liability.
     A. The Guarantors, pursuant to this Guarantee, hereby unconditionally guarantee to the Guaranteed Party, subject to the terms of this Paragraph 1 below, full payment of all of the Maker’s obligations for the repayment of the principal amount outstanding under the Note as of the date hereof (the “Guaranteed Obligations”).
     B. Notwithstanding anything to the contrary contained in this Guarantee: (i) each Guarantor’s liability under this Guarantee shall be limited to the lesser of (x) the actual principal amount outstanding under the Note and (y) the amount(s) set forth next to such Guarantor’s name on Schedule 2 attached hereto, as the same may be amended from time to time; (ii) the amounts payable by each Guarantor in respect of the Guaranteed Obligations shall be in the same proportion as the amount listed next to such Guarantor’s name on Schedule 2 bears to the Guaranteed Amount; and (iii) no demand shall be made under this Guarantee (1) unless and until an event of default under the Loan Documents has occurred and is continuing and the Guaranteed Party has accelerated the Loan and (A) either foreclosed on the Mortgage and exercised the powers of sale thereunder or accepted a deed to the Properties in lieu of foreclosure of its indebtedness and (B)

proceeded against and exhausted all remedies, whether at law or in equity, available to the Guaranteed Party against the Maker, any collateral securing the Loan (including but not limited to the assets of the Maker other than the Properties against which the Guaranteed Party has recourse pursuant to the Loan Documents); and (2) except as and to the extent that the Guaranteed Amount is in excess of the Maker Proceeds (as hereinafter defined).
     C. For the purposes of this Guarantee, the term “Maker Proceeds” shall mean the aggregate of the Foreclosure Proceeds (as hereinafter defined) plus all other amounts collected from the Maker or realized from the sale of assets of the Maker other than the Properties by the Guaranteed Party in repayment of the Note.
     D. For the purposes of this Guarantee, the term “Foreclosure Proceeds” shall have the applicable meaning set forth below with respect to a Property:
     1. If at least one bona fide third party unrelated to the Guaranteed Party (and including, without limitation, any of the Guarantors) bids for such Property at a sale thereof, conducted upon foreclosure of the related Mortgage or exercise of the power of sale thereunder, Foreclosure Proceeds shall mean the highest amount bid for such Property by the party that acquires title thereto (directly or through a nominee) at or pursuant to such sale. For the purposes of determining such highest bid, amounts bid for the Property by the Guaranteed Party shall be taken into account notwithstanding the fact that such bids may constitute credit bids which offset against the amount due to the Guaranteed Party under the Note.
     2. If there is no such unrelated third party at such sale of the Property so that the only bidder at such sale is the Guaranteed Party or its designee, the Foreclosure Proceeds shall be deemed to be the fair market value (the “Fair Market Value”) of the Property as of the date of the foreclosure sale, as such Fair Market Value shall be mutually agreed upon by the Guaranteed Party and the Guarantors or determined pursuant to Paragraph 1.E.
     3. If the Guaranteed Party receives and accepts a deed to the Property in lieu of foreclosure in partial satisfaction of Maker’s obligations under the Note, the Foreclosure Proceeds shall be deemed to be the Fair Market Value of such Property as of the date of delivery of the deed-in-lieu of foreclosure, as such Fair Market Value shall be mutually agreed upon by the Guaranteed Party and the Guarantors or determined pursuant to Paragraph 1.E.
     E. Fair Market Value of a Property shall be the price at which a willing seller not compelled to sell would sell such Property, and a willing buyer not compelled to buy would purchase the Property, free and clear of all mortgages but subject to all leases and reciprocal easements and operating agreements. If the Guaranteed Party and Guarantors are unable to agree upon the Fair Market Value of a Property in accordance with subparagraphs 1.D.2 or 3 above, as applicable, within twenty (20) days after the date of the foreclosure sale or the delivery of the deed-in-lieu of foreclosure, as applicable,

2

relating to a Property, either party may have the Fair Market Value of a Property determined by appraisal by appointing an appraiser having the qualifications set forth below to determine the same and by notifying the other party of such appointment within twenty (20) days after the expiration of such twenty (20) day period. If the other party shall fail to notify the first party, within twenty (20) days after its receipt of notice of the appointment by the first party, of the appointment by the other party of an appraiser having the qualifications set forth below, the appraiser appointed by the first party shall alone make the determination of such Fair Market Value. Appraisers appointed by the parties shall be members of the Appraisal Institute (MAI) and shall have at least ten years’ experience in the valuation of properties similar to the Property being valued in the greater metropolitan area in which such Property is located. If each party shall appoint an appraiser having the aforesaid qualifications and such two appraisers cannot, within thirty (30) days after the appointment of the second appraiser, agree upon the determination hereinabove required, then they shall select a third appraiser which third appraiser shall have the aforesaid qualifications, and if they fail so to do within forty (40) days after the appointment of the second appraiser they shall notify the parties hereto, and either party shall thereafter have the right, on notice to the other, to apply for the appointment of a third appraiser to the chapter of the American Arbitration Association or its successor organization located in the metropolitan area in which the Property is located or to which the Property is proximate or if no such chapter is located in such metropolitan area, in the metropolitan area closest to the Property in which such a chapter is located. Each appraiser shall render its decision as to the Fair Market Value of the Property in question within thirty (30) days after the appointment of the third appraiser and shall furnish a copy thereof to the Guaranteed Party and Guarantors. The Fair Market Value of the Property shall then be calculated as the average of (i) the Fair Market Value determined by the third appraiser and (ii) whichever of the Fair Market Values determined by the first two appraisers is closer to the Fair Market Value determined by the third appraiser; provided, however, that if the Fair Market Value determined by the third appraiser is higher or lower than both Fair Market Values determined by the first two appraisers, such Fair Market Value determined by the third appraiser shall be disregarded and the Fair Market Value of the Property shall then be calculated as the average of the Fair Market Value determined by the first two appraisers. The Fair Market Value of a Property as so determined shall be binding and conclusive upon the Guaranteed Party and Guarantors. Each party shall bear the cost of its own appraiser and the cost of appointing, and the expenses of, the third appraiser shall be shared equally by the Guaranteed Party and Guarantors.
     2. Waivers: Other Agreements.
     The Guaranteed Party is hereby authorized, without notice to or demand upon Guarantors, which notice or demand is expressly waived hereby, and without discharging or otherwise affecting the enforceability of the obligations of the Guarantors hereunder (which shall remain absolute and unconditional notwithstanding any such action or omission to act), from time to time to:
     (i) waive or otherwise consent to noncompliance with any provision of the Note or Mortgage, or any part thereof, or any other instrument or agreement in respect of

3

the Guaranteed Obligations now or hereafter executed by Maker or any other person and delivered to the Guaranteed Party;
     (ii) accept partial payments on the Guaranteed Obligations by Maker;
     (iii) receive, take and hold additional security or collateral for the payment of the Guaranteed Obligations or for the payment of this Guarantee, or for the payment of any other guarantees of the Guaranteed Obligations, and exchange, enforce, waive, substitute, liquidate, terminate, abandon, fail to perfect, subordinate, transfer, or otherwise alter or release any such additional security or collateral;
     (iv) apply any and all such security or collateral and direct the order or manner of sale thereof as the Guaranteed Party may determine in its sole discretion;
     (v) settle, release, compromise, collect or otherwise liquidate the Guaranteed Obligations or accept, substitute, release, exchange or otherwise alter, affect or impair any Mortgage or any other security or collateral for the Guaranteed Obligations or any other guarantee therefore, in any manner;
     (vi) add, release or substitute any one or more other guarantors, makers or endorsers of the Guaranteed Obligations and otherwise deal with Maker or any other guarantor as the Guaranteed Party may elect in its sole discretion; and
     (vii) apply any and all payments or recoveries from Maker, Guarantors or from any other guarantor of the Guaranteed Obligations, to such of the Guaranteed Obligations as the Guaranteed Party in its sole discretion may determine, whether such Guaranteed Obligations are secured or unsecured or guaranteed or not guaranteed by others.
     3. No Right of Subrogation. Until payment in full of the Guaranteed Obligations, the Guarantors shall have no right of subrogation or indemnification whatsoever, whether by contract, at law, in equity or otherwise, with respect to the Guaranteed Obligations and hereby waive any and all rights of subrogation and indemnification prior to such payment in full and any right to assert or enforce any remedy with respect thereto which the Guarantors or any of them now or hereafter may have against the Maker, any partner (whether general or limited) or member of the Maker and any other person or entity.
     4. Release of Guarantee; Substitution. In the event that (a) Guarantor disposes of all of his, her or its OP Units [or otherwise desires to be released from this Guarantee], at a time when there is not a default with respect to any payment due under the Note and the ratio of the outstanding balance of the Guaranteed Obligations to the appraised value of the Properties is not greater than 80% (the “Ratio Test”) or (b) a Guarantor dies, then, upon request by such Guarantor (or his or her estate), such Guarantor (or estate) shall be released from all liability hereunder (and his, her or its Guaranteed Obligation shall be reduced to zero). Notwithstanding the foregoing, the occurrence of an event described in clause (a) or (b) above shall not release a Guarantor (or its estate) from any payment obligation it incurred prior to the occurrence of such event. Guarantor (or its estate) may, at its option, elect to substitute another person who is related to the Guarantor (or its estate) (within the meaning of Treasury Regulation section 1.752-

4

4(b)) to serve as Guarantor hereunder, provided that such person has a net worth at the time of such substitution of not less than the net worth of the existing Guarantor hereunder at the time of such substitution and there is no default under the Loan Documents with respect to any payment due at the time of such substitution. In the event of such substitution, the existing Guarantor hereunder shall be released from all liability upon delivery to Lender of a guarantee in the form of this Guarantee executed by such substituted person.
     5. Miscellaneous.
     A. This Guarantee is irrevocable as to any and all of the Guaranteed Obligations until the earliest date (the “Termination Date”) that, as a result of a repayment, compromise or adjustment of a principal amount of the Note, the total principal amount outstanding under the Note is reduced by an amount equal to or greater than the Guaranteed Amount, or if the Maker incurs indebtedness senior to, or pari passu with the Note, provided that the obligations of the Guarantors hereunder shall continue after the Termination Date to the extent of any claims that are attributable fully and solely to an event or action that occurred before the Termination Date.
     B. This Guarantee is binding on the Guarantors and their successors and assigns, and inures to the benefit of the Guaranteed Party.
     C. No delay on the part of the Guaranteed Party in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise or waiver by the Guaranteed Party of any right or remedy shall preclude any further exercise thereof, nor shall any modification or waiver of any of the provisions of this Guarantee be binding upon the Guaranteed Party, except as expressly set forth in a writing duly signed or delivered by the Guaranteed Party or on the Guaranteed Party’s behalf by an authorized officer or agent of the Guaranteed Party. The Guaranteed Party’s failure at any time or times hereafter to require strict performance by Maker, Guarantors or any other person of any of the provisions, warranties, terms and conditions contained in any security agreement, agreements, guarantee, instrument or document now or at any time or times hereafter executed by Maker or Guarantors or delivered to the Guaranteed Party shall not waive, affect or diminish any right of the Guaranteed Party at any time or times hereafter to demand strict performance thereof and such right shall not be deemed to have been waived by any act or knowledge of the Guaranteed Party, its agents, officers, or employees, unless such waiver is contained in an instrument in writing signed by an officer or agent of the Guaranteed Party and directed to Maker or Guarantors, or either of them (as the case may be) specifying such waiver. No waiver by the Guaranteed Party of any default shall operate as a waiver of any other default or the same default on a future occasion, and no action by the Guaranteed Party permitted hereunder shall in any way affect or impair the Guaranteed Party’s rights or the obligations of Guarantors under this Guarantee.
     D. This Guarantee shall be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws (other than the conflicts of law provisions) of the State of [state law governing other loan documents]. The rights and obligations contained in this Guarantee are intended to cause the Guarantors or a person

5

related to the Guarantors (within the meaning of Treasury Regulation section 1.752-4(b)) who is a partner in Schottenstein Realty LP to bear or to be treated as bearing the economic risk of loss (within the meaning of Treasury Regulation section 1.752-2) with respect to the Loan to the extent of the amount of the aggregate Guaranteed Obligations and shall be interpreted consistently therewith.
     E. This Guarantee contains all the terms and conditions of the agreement between the Guaranteed Party and Guarantors. The terms and provisions of this Guarantee may not be waived, altered, modified or amended except in writing duly executed by the party to be charged thereby.
     F. Any notice shall be directed to the parties at the following addresses:
     If to Guarantors:
     If to the Guaranteed Party:

6

Exhibit D
Form of Assignment and Assumption Agreements
ASSIGNMENT OF
[MEMBERSHIP AND/OR LIMITED PARTNER AND/OR PARTNER] INTERESTS
([Grantor])
     This Assignment of [Membership and/or Limited Partner and/or Partner] Interests (“Assignment”) is made effective as of the _____ day of ____________, 2011, by [___________________], a(n) ______________ (“Assignor”) in favor of SCHOTTENSTEIN REALTY LP, a Delaware limited partnership (“Assignee”).
WITNESSETH:
     WHEREAS, Assignor is the holder of outstanding [membership interests and/or limited partner interests and/or partner interests] in certain entities (each, an “Entity”) identified on Schedule A attached hereto and made a part hereof (the “Transferred Interests”); and
     WHEREAS, Assignor desires to assign, convey and transfer the Transferred Interests to Assignee and Assignee desires to accept such assignment, conveyance and transfer of the Transferred Interests.
     NOW THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, the receipt, adequacy and sufficiency of which is hereby acknowledged, the parties intending to be legally bound hereby do agree as follows:
     1. The recitals set forth in the preamble of this Assignment, above, are true and correct and incorporated herein by this reference.
     2. Assignor hereby assigns, conveys and transfers unto Assignee the Transferred Interests. Assignee hereby accepts such assignment, conveyance and transfer of the Transferred Interests. This Assignment shall be binding on Assignor and Assignee and their respective successors and assigns.
     3. Assignor represents and warrants (i) that Assignor has full right and authority to transfer the Transferred Interests and (ii) that the Transferred Interests are free and clear of all liens, claims and encumbrances.
     4. Notwithstanding any provision in the [limited liability company and/or limited partnership and/or partnership] agreement of each Entity to the contrary, (i) contemporaneously with the assignment described in Paragraph 2 of this Assignment, Assignee shall be admitted as a substitute [member and/or limited partner and/or partner, as applicable,] of each Entity and (ii) immediately following the admission of Assignee as a substitute [member and/or limited partner and/or partner, as applicable,] of each Entity, Assignor shall and does hereby resign as a [member and/or limited partner and/or partner, as applicable,] of each Entity, and shall thereupon cease to be a [member and/or limited partner and/or partner, as applicable,] of each Entity, and shall thereupon cease to have or exercise any right or power as a [member and/or limited partner and/or partner, as applicable,] of each Entity. The assignment of the Transferred Interests, the admission of Assignee as a substitute [member and/or limited partner and/or partner, as applicable,] of each Entity and the resignation of the Assignor as a [member and/or limited partner and/or partner, as applicable,] of each Entity shall not dissolve the Entities.
     5. As consideration for the Transferred Interests, Assignor shall receive [cash in the amount of __________ / __________ units of limited partnership interests in Assignee] (the “Consideration”).
     6. [If Assignor receives cash: Ten percent (10%) of the Consideration will be held by Assignee in escrow pursuant to the terms and provisions of that certain Second Amended and Restated Contribution Agreement dated on or about the date hereof. If Assignor receives units: Ten percent (10%) of the Consideration shall be pledged by Assignor pursuant to terms and provisions of that certain Second Amended and Restated Contribution Agreement dated on or about the date hereof.]
     7. This Assignment may be executed in one or more counterparts, all of which together shall constitute a single agreement and each of which shall be an original for all purposes. Executed signature pages of this Assignment transmitted via facsimile or electronic mail shall be valid and binding a original signatures and shall be considered an agreement of Assignor to fully execute and deliver originally signed copies of this Assignment.
[The remainder of this page is intentionally left blank.]

     IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the date first written above.
ASSIGNOR:
____________________, a(n) ______________

By:
Name:
Its:

ASSIGNEE:
SCHOTTENSTEIN REALTY LP,
a Delaware limited partnership
By:  Schottenstein Realty Trust, Inc.,
a Maryland corporation, its general partner

By:
	Name:	Benton E. Kraner
	Title:	President

SCHEDULE A TO FORM OF ASSIGNMENT

PROPERTY		TRANSFERRED INTERESTS
#	NAME	[LIMITED LIABILITY COMPANY AND/OR LIMITED PARTNERSHIP AND/OR PARTNERSHIP]	% INTEREST

Exhibit E
Subsidiaries Taxable as a Corporation for Purposes of Section 3.09
With respect to which the Company intends to make a “taxable REIT subsidiary” Effective as of the
Closing.
     1. Schottenstein Realty TRS Inc.

Exhibit F
Form of Pledge Agreement
(for purpose of Section 4.21(g))
MEMBERSHIP INTEREST PLEDGE AGREEMENT
     This MEMBERSHIP INTEREST PLEDGE AGREEMENT (this “Pledge Agreement”), dated of _______ ___, 2011, is among the contributing members set forth on the signature page hereto (hereinafter referred to individually as a “Pledgor” and collectively as “Pledgors”), and Schottenstein Realty Trust, Inc., a Maryland corporation (“REIT”) and Schottenstein Realty LP, a Delaware limited partnership (“OP”, together with REIT, collectively, the “Pledgee”).
Preliminary Statement:
     WHEREAS, the REIT, OP and the Pledgors previously entered into that certain Second Amended and Restated Contribution Agreement, dated as of _______ ___, 2011 (the “Contribution Agreement”);
     WHEREAS, the Pledgors are holders of limited liability company, general or limited partnership interests in one or more of the limited liability companies or partnerships (the “Existing Entities”) which own or lease, directly or indirectly, the real properties set forth on Exhibit A to the Contribution Agreement (each, a “Property” and collectively, the “Properties”);
     WHEREAS, the limited liability company, general partner or limited partner interests in the Existing Entities held by the Contributing Members are referred to herein collectively as the “Contributing Member Interests;”
     WHEREAS, in conjunction with the formation transactions and the initial public offering of stock in the Pledgee (the “IPO”), the Pledgee desires to consolidate the ownership of the Contributing Member Interests into the OP in a consolidation transaction to be completed prior to or concurrently with the completion of the IPO, as a result of which the Contributing Members will have exchanged, through a series of assignment and assumption agreements, their Contributing Member Interests for units of limited partnership interests (the “OP Units”) to be issued by the OP to the Contributing Members (or, in certain limited cases, cash) (the “Consolidation Transactions”);
     WHEREAS, one of the conditions precedent to the IPO and the Contribution Agreement is that each Pledgor shall have executed and delivered this Pledge Agreement to secure the payment and performance of the Pledgors’ Obligations (as defined below).

     NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and other terms contained in this Pledge Agreement, each Pledgor and Pledgee hereby agree as follows:
     1. Definitions. All capitalized terms used but not elsewhere defined in this Pledge Agreement shall have the respective meanings ascribed to such terms in the Contribution Agreement. The following terms shall have the following meanings in this Pledge Agreement:
Collateral: an amount equal to ten percent (10%) of each Pledgor’s OP Units (valuing each OP Unit at the IPO Price).
Lien: any lien (statutory or otherwise), pledge, hypothecation, restrictive covenant, preference, assignment, security interest or any other encumbrance, charge or transfer of, or any agreement to enter into or create any of the foregoing, on or affecting all or any part of the Collateral or any interest therein.
Pledge Period: the period beginning on the date hereof and ending upon the termination of the first anniversary of the Closing Date (the “Survival Period”); provided, that, if any claim(s) asserted in any notice to the Pledgor of any loss subject to indemnification pursuant to Section 4.21 of the Contribution Agreement (a “Claim Notices(s)”) remain outstanding at the time of termination of the Survival Period (any such claim, an “Outstanding Claim”), the Pledgee shall have the right to retain, pending resolution of such Outstanding Claim(s) pursuant to the Contribution Agreement, and at all times subject to the terms hereof, Collateral with a value equal to the aggregate dollar amount of such Outstanding Claims (“Retained Collateral”) and, solely with respect to such Retained Collateral, the Pledge Period shall be deemed to continue (an “Extended Pledge Period”) until the resolution pursuant to the Contribution Agreement, of the Outstanding Claim(s) to which such Retained Collateral relates.
Pledgors’ Obligations: (i) any and all indemnity obligations contained in Section 4.21 of the Contribution Agreement, due or to become due, now existing or hereafter arising, of each Pledgor to the Company Indemnified Parties pursuant to the terms of this Pledge Agreement or the Contribution Agreement and (ii) the performance of the covenants of each Pledgor contained in this Pledge Agreement and the Contribution Agreement.
     2. Pledge of Collateral. As collateral security for the payment and performance of the Pledgors’ Obligations, each Pledgor hereby pledges, assigns and grants to Pledgee, for its own benefit and for the benefit of each Company Indemnified Party, a pledge, lien and security interest in all Collateral now owned or hereafter acquired by such Pledgor.

     3. Representations, Warranties and Covenants. Each Pledgor hereby represents, warrants and covenants to Pledgee that with respect to the Collateral pledged by such Pledgor to Pledgee on the date hereof, (i) such Collateral represents (10%) of the issued and outstanding OP Units owned by such Pledgor, (ii) such Pledgor is the legal and beneficial owner of the Collateral pledged by such Pledgor to Pledgee pursuant to this Pledge Agreement, (iii) such Collateral is validly issued, fully paid and non-assessable and is registered in the name of such Pledgor, (iv) the pledge of such Collateral pursuant to the terms of this Pledge Agreement creates a valid, and, upon the filing of appropriate UCC financing statements in the jurisdiction where the chief executive office or principal residence of such Pledgor is located, a perfected, first Lien on such Collateral in favor of Pledgee, (v) none of such Collateral is subject to any Lien of any kind whatsoever, except for the first Lien on such Collateral granted to Pledgee hereby, (vi) no consent of any other Person and no authorization, approval or other action by, or notice to or filing with, any governmental body, is required for the pledge by such Pledgor of such Collateral pursuant to the terms of this Pledge Agreement, (vii) the OP Units that make up the Collateral have not been certificated other than pursuant to certificates which have been delivered to Pledgee on the date hereof, (viii) until all of Pledgors’ Obligations have been paid and performed in full, such Pledgor: (A) will not create or permit to exist any Lien upon or with respect to such Collateral, except for the first Lien thereon granted to Pledgee by this Pledge Agreement, and (B) will not sell, transfer, convey, assign, or otherwise divest such Pledgor’s interest in such Collateral, or any part thereof, to any other Person, (ix) such Pledgor will not change the address or location of its principal place of business or principal residence, as applicable, and the location of its books and records relating to the Collateral, or merge or consolidate with any person or change its name, without at least fifteen (15) days’ prior written notice to the Pledgee, and with respect to any such change in address or name or merger or consolidation, Pledgor shall execute and deliver to the Pledgee such documents and take such actions as the Pledgee reasonably deems necessary to perfect and protect the Pledgee’s security interests in and to the Collateral, and (x) this Pledge Agreement constitutes the legal, valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by the application of general equitable principles. Each Pledgor further represents and warrants to Pledgee that such Pledgor’s address for notice purposes and the state and county where such Pledgor’s chief executive office or principal residence, as applicable, is set forth on Exhibit A hereto.
     4. Voting Power; Distributions. Unless and until a breach of the Contribution Agreement or this Pledge Agreement shall have occurred or until Collateral may be applied to satisfy any Pledgors’ Obligations hereunder, each Pledgor shall be entitled to exercise all voting powers in all company matters pertaining to the Collateral or otherwise, for any purpose not inconsistent with, or in violation of, any of the Contribution Agreement or this Pledge Agreement. From and after the date that any a breach of the Contribution Agreement or this Pledge Agreement has occurred or such time that Collateral may be applied to satisfy any Pledgors’ Obligations hereunder, all rights of Pledgor to exercise all voting powers in all company matters pertaining to the Collateral or otherwise shall cease, and no Pledgor shall be entitled to receive any distributions with respect to any portion of the Collateral. If any such distributions are received by any Pledgor in violation of the terms of this Section 4, such distributions shall be (i) held in trust by such Pledgor on behalf of Pledgee, (ii) turned over to Pledgee by such Pledgor immediately upon receipt thereof and (iii) deemed to constitute a portion of the Collateral pledged by such Pledgor to Pledgee hereunder. In case, upon the dissolution or liquidation (in whole or in part) of the OP, any sum shall be paid as a liquidating distribution or otherwise upon or with respect to any of the Collateral, such sum shall be paid over to the Pledgee promptly, and in any event within ten (10) days after receipt thereof, to be held by the Pledgee as additional Collateral hereunder. In case any distribution of partnership interests shall be made with respect to the Collateral, or partnership interests or fractions thereof shall be issued pursuant to any split involving any of the Collateral, or any distribution of capital shall be made on any of the Collateral, or any partnership interests, shares, obligations or other property shall be distributed upon or with respect to the Collateral pursuant to a recapitalization or reclassification of the capital of the OP, or pursuant to the dissolution, liquidation (in whole or in part), bankruptcy or reorganization of the OP, or pursuant to the merger or consolidation of the OP with or into another entity, the partnership interests, shares, obligations or other property so distributed shall be delivered to the Pledgee promptly, and in any event within ten (10) days after receipt thereof, to be held by the Pledgee as additional Collateral hereunder, and all of the same (other than cash) shall constitute Collateral for all purposes hereof.
     5. Default and Remedies.
     5.1 Occurrence. The occurrence of a breach of the Contribution Agreement or this Pledge Agreement or such time that Collateral may be applied to satisfy any Pledgors’ Obligations hereunder shall constitute a default hereunder.
     5.2 Remedies. If a default shall occur, Pledgee, at its option, may:
     5.2.1 Registration. Cause the Collateral to be registered in its name or in the name of its nominee;
     5.2.2 Voting Power. Exercise all voting powers pertaining to the Collateral and otherwise act with respect thereto as though Pledgee were the owner thereof;
     5.2.3 Distributions. Receive all distributions of any kind whatsoever on all or any part of the Collateral;
     5.2.4 Collection; Conversion. Exercise any and all rights of collection, conversion or exchange, and any and all other rights, privileges, options or powers of any Pledgor pertaining or relating to the Collateral;

     5.2.5 Sale of Collateral. Subject to any applicable state or federal securities laws, sell, assign and deliver the whole, or from time to time, any part of the Collateral at any broker’s board or at any private sale or at public auction, with or without demand for performance or advertisement of the time or place of sale or adjournment thereof or otherwise, and free from any right of redemption (all of which hereby expressly are waived by each Pledgor) for cash, for credit or for other property, for immediate or future delivery, and for such price and on such terms as Pledgee in its sole discretion may determine; and
     5.2.6 Other Remedies. Exercise any other remedy specifically granted under this Pledge Agreement or now or hereafter existing in equity, or at law, by virtue of statute or otherwise.
     5.2.7 Power of Attorney. With respect to the actions described in each of subsections 5.2.2 and 5.2.4 above, each Pledgor hereby irrevocably constitutes and appoints Pledgee its proxy and attorney-in-fact with full power of substitution and acknowledges that the constitution and appointment of such proxy and attorney-in-fact are coupled with an interest and are irrevocable until all of Pledgors’ Obligations are paid and performed in full.
     5.3 Agreement to Sell Collateral. For the purposes of this Section 5, an agreement to sell all or any part of the Collateral shall be treated as a sale thereof and Pledgee shall be free to carry out such sale pursuant to such agreement, and no Pledgor shall be entitled to the return of any of the same subject thereto, notwithstanding the fact that after Pledgee shall have entered into such an agreement, all breaches of the Contribution Agreement or this Pledge Agreement may have been remedied or all of Pledgors’ Obligations may have been paid and/or performed in full.
     5.4 Pledgee May Bid. At any sale made pursuant to Section 5.2 above, Pledgee may bid for and purchase, free from any right of equity or redemption on the part of any Pledgor (the same hereby being waived and released by each Pledgor), any part or all of the Collateral that is offered for sale, and Pledgee, upon compliance with the terms of sale, may hold, retain and dispose of such Collateral without further accountability therefor.
     5.5 Proceeds of Sale. Pledgee shall be entitled to the proceeds of any sale of the whole or any part of the Collateral.
     5.6 No Duty of Pledgee. Pledgee shall not have any duty to exercise any of the rights, privileges, options or powers or to sell or otherwise realize upon any of the Collateral, as hereinbefore authorized, and Pledgee shall not be responsible for any failure to do so or delay in so doing.

     5.7 Effect of Sale. Any sale of all or any portion of the Collateral pursuant to Section 5.2 above shall operate to divest all right, title and interest of each Pledgor to the Collateral which is the subject of any such sale.
     5.8 Securities Act. Each Pledgor acknowledges that Pledgee may be unable to effect a public sale of all or a part of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the SEC promulgated thereunder, as in effect from time to time (the “Securities Act”), or that it may be able to do so only after delay which might adversely affect the value that might be realized upon the sale of the Collateral. Accordingly, each Pledgor agrees that Pledgee, without the necessity of attempting to cause any registration of the Collateral to be effected under the Securities Act, may sell the Collateral or any part thereof in one or more private sales to a restricted group of purchasers who may be required to agree, among other things, that they are acquiring the Collateral for their own account, for investment purposes only, and not with a view toward the distribution or resale thereof. Each Pledgor agrees that any such private sale may be at prices or on terms less favorable to the owner of the Collateral sold than would be the case if such Collateral was sold at public sale, and that any such private sale shall not be deemed not to have been made in a commercially reasonable manner by virtue of such sale having been a private sale.
     5.9 Notice. Pledgee shall give not less than ten (10) Business Days’ prior written notice to Pledgors of any sale pursuant to this Section 5. Each Pledgor hereby agrees that such notice is commercially reasonable.
     6. Pledgee’s Obligations, Custodial Agreement, Performance Rights, Pledge Does Not Make Pledgee a Member. Pledgee shall not have any duty to protect, preserve or enforce rights against the Collateral other than a duty of reasonable custodial care of any such Collateral in its possession, it being understood that Pledgee shall (i) have no responsibility for (A) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to the Collateral, whether or not Pledgee has or is deemed to have knowledge of such matters, (B) taking any necessary steps to preserve rights against any parties with respect to the Collateral or (C) making any capital contributions or other payments on behalf of any Pledgor and (ii) not be deemed to be a partner of the OP unless Pledgee purchases or otherwise retains the applicable portion of the Collateral in connection with a foreclosure.
     7. Termination of Pledge Agreement. Upon the termination of the Pledge Period (or the Extended Pledge Period, if and to the extent applicable), the Pledgor shall be entitled to, and the Pledgee promptly shall effect, the return to the Pledgor of all of the Collateral (and all other cash held as additional Collateral hereunder) that has not been used or applied toward the payment of the Pledgors’ Obligations in accordance with the terms hereof (it being understood, for the sake of clarity, that all Collateral not so used or applied shall become subject to the foregoing return obligation on and as of the expiration of the Survival Period, except for any Retained Collateral, which shall become subject to the foregoing return obligation on and as of the date on which the Outstanding Claim(s) related thereto are resolved in accordance with the Contribution Agreement). The Pledgee shall take all reasonable actions to effect and evidence the return of Collateral under this Section 7, including, without limitation, the filing of UCC termination statements (if applicable) with respect to, and the return to the Pledgor of certificates representing the Collateral. The assignment by the Pledgee to the Pledgor of such Collateral shall be without representation or warranty of any nature whatsoever and wholly without recourse. Notwithstanding the foregoing, the Pledgor’s release of the Pledgee and agreement to hold the Pledgee harmless set forth in the last sentence of Section 8.12 hereof shall survive any return of Collateral or termination of this Pledge Agreement.
     8. Miscellaneous.
     8.1 Exercise of Rights. Each Pledgor unconditionally agrees that if a breach of the Contribution Agreement or this Pledge Agreement has occurred and is continuing, Pledgee may exercise its rights and remedies hereunder prior to, concurrently with, or subsequent to the exercise by Pledgee of its rights and remedies against such Pledgor or any other Person under the Contribution Agreement. The obligations of each Pledgor under this Pledge Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released or discharged or in any way affected by:
     8.1.1 Amendments. Any amendment or modification of or supplement to the Contribution Agreement;
     8.1.2 Exercise or Non-Exercise of Rights. Any exercise or non-exercise of any right or remedy under the Contribution Agreement, or the granting of any postponements or extensions for time of payment or other indulgences to such Pledgor or any other Person, or the settlement or adjustment of any claim or the release or discharge or substitution of any Person primarily or secondarily liable with respect to the Contribution Agreement;
     8.1.3 Bankruptcy. The institution of any bankruptcy, insolvency, reorganization, debt arrangement, readjustment, composition, receivership or liquidation proceedings by or against any Pledgor or any other Person; or
     8.1.4 Other Defenses. Any other circumstance which otherwise might constitute a defense to, or a discharge of, such Pledgor with respect to Pledgors’ Obligations.
     8.2 Rights Cumulative. Each and every right, remedy and power granted to Pledgee hereunder shall be cumulative and in addition to any other right, remedy or power specifically granted herein or now or hereafter existing in equity, at law, by virtue of statute or otherwise and may be exercised by Pledgee, from time to time, concurrently or independently and as often and in such order as Pledgee may deem expedient. Any failure or delay on the part of Pledgee in exercising any such right, remedy or power, or abandonment or discontinuance of steps to enforce the same, shall not operate as a waiver thereof or affect the right of Pledgee thereafter to exercise the same, and any single or partial exercise of any such right, remedy or power shall not preclude any other or further exercise thereof or the exercise of any other right, remedy or power, and no such failure, delay, abandonment or single or partial exercise of rights of Pledgee hereunder shall be deemed to establish a custom or course of dealing or performance among the parties hereto.
     8.3 Modification. Any modification or waiver of any provision of this Pledge Agreement, or any consent to any departure by any Pledgor therefrom, shall not be effective in any event unless the same is in writing and signed by Pledgee and then such modification, waiver or consent shall be effective only in the specific instance and for the specific purpose given. Any notice to or demand on any Pledgor in any event not specifically required of Pledgee hereunder shall not entitle such Pledgor to any other or further notice or demand in the same, similar or other circumstances unless specifically required hereunder.
     8.4 Further Assurances. Each Pledgor agrees that at any time, and from time to time, after the execution and delivery of this Pledge Agreement, such Pledgor, upon the request of Pledgee, promptly will execute and deliver such further documents and do such further acts and things as Pledgee reasonably may request in order to effect fully the purposes of this Pledge Agreement and to subject to the security interest created hereby any Collateral intended by the provisions hereof to be covered hereby. Each Pledgor and Pledgee acknowledge their intent that, upon the occurrence of a breach of the Contribution Agreement or this Pledge Agreement, Pledgee shall receive, to the fullest extent permitted by law and governmental policy, all rights necessary or desirable to obtain, use or sell the Collateral, and to exercise all remedies available to Pledgee under the Contribution Agreement, the Uniform Commercial Code or other applicable law. Each Pledgor and Pledgee further acknowledge and agree that, in the event of changes in law or governmental policy occurring subsequent to the date hereof that affect in any manner Pledgee’s rights of access to, or use or sale of, the Collateral, or the procedures necessary to enable Pledgee to obtain such rights of access, use or sale, Pledgee and each Pledgor shall amend this Pledge Agreement and the Contribution Agreement, in such manner as Pledgee reasonably shall request, in order to provide Pledgee such rights to the greatest extent possible consistent with then applicable law and governmental policy.
     8.5 Preservation of Collateral. Each Pledgor agrees that it will warrant, preserve, maintain and defend, at the expense of such Pledgor, the right, title and interest of Pledgee in and to the Collateral and all right, title and interest represented thereby against all claims, charges and demands of all Persons whomsoever which are based on a breach of Pledgors’ Obligations hereunder.
     8.6 Notices. All notices and communications under this Pledge Agreement shall be delivered in the manner set forth in the Contribution Agreement, with all notices to any Pledgor to be sent to the address of such Pledgor as set forth in the Contribution Agreement.
     8.7 GOVERNING LAW. This Pledge Agreement shall be governed by the laws and decisions of the State of New York. For the purposes of this Section 8.7, this Pledge Agreement shall be deemed to be performed and made in the State of New York.
     8.8 Severability. In the event that any provision of this Pledge Agreement is deemed to be invalid by reason of the operation of any law, the validity, legality and enforceability of the remaining terms and provisions of this Pledge Agreement shall not in any way be affected or impaired thereby, all of which shall remain in full force and effect, and the affected term or provision shall be modified to the minimum extent permitted by law so as to achieve most fully the intention of this Pledge Agreement.
     8.9 Successors and Assigns. This Pledge Agreement shall inure to the benefit of the successors and assigns of Pledgee and shall be binding upon the successors and assigns of each Pledgor.
     8.10 Counterparts. This Pledge Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which when taken together shall be deemed to be one and the same instrument.
     8.11 Delivery of Certificates and Instruments. The Pledgor shall deliver to the Pledgee: (a) the original certificates or other instruments or documents evidencing the Collateral concurrently with the execution and delivery of this Pledge Agreement, and (b) the original certificates or other instruments or documents evidencing all other Collateral (except for Collateral that this Pledge Agreement specifically permits the Pledgor to retain) within ten (10) days after a Pledgor’s receipt thereof. All Collateral that is certificated securities shall be in bearer form or, if in registered form, shall be issued in the name of the Pledgee or endorsed to the Pledgee or in blank. If any of the Collateral consists of uncertificated securities, the Pledgee shall be entitled to indicate by book entry with the appropriate registrar (which may be the Pledgee for any Collateral) that such Collateral has been credited to the account of Pledgee.
     8.12 Care of Collateral. The Pledgee shall have no duty as to the collection or protection of the Collateral or any income thereon or as to the preservation of any rights pertaining thereto, beyond the safe custody of any thereof actually in its possession. The Pledgee shall have no further obligation to ascertain the occurrence of, or to notify the Pledgor with respect to, any events and shall not be deemed to assume any such further obligation as a result of the establishment by the Pledgee of any internal procedures with respect to any Collateral in its possession. Except for any claims, causes of action or demands arising out of the Pledgee’s failure to perform its agreements set forth in this Section, the Pledgor releases the Pledgee from any claims, causes of action and demands at any time arising out of or with respect to this Pledge Agreement, the Collateral and/or any actions taken or omitted to be taken by the Pledgee with respect thereto, and the Pledgor hereby agrees to hold the Pledgee harmless from and with respect to any and all such claims, causes of action and demands.
     9. Jurisdiction and Venue. Each Pledgor hereby agrees that all actions or proceedings initiated by such Pledgor in any capacity and arising directly or indirectly out of this Pledge Agreement shall be litigated in the Superior Court of New York, New York County Division, or the United States District Court for the Southern District of New York, or, if Pledgee or Lender initiates such action, in addition to the foregoing courts, any court in which Pledgee or such Lender shall initiate or to which Pledgee or such Lender shall remove such action, to the extent such court has jurisdiction. Each Pledgor hereby expressly submits and consents in advance to such jurisdiction in any action or proceeding commenced in or removed by Pledgee or such Lender to any of such courts, and hereby waives personal service of the summons and complaint, or other process or papers issued therein, and agrees that service of such summons and complaint or other process or papers may be made by registered or certified mail addressed to such Pledgor at the address to which notices are to be sent to such Pledgor pursuant to Section 8.6. Each Pledgor waives any claim that New York County, New York or the Southern District of New York is an inconvenient forum or an improper forum based on lack of venue. Should any Pledgor, after being so served, fail to appear or answer to any summons, complaint, process or papers so served within the number of days prescribed by law after the mailing thereof, such Pledgor shall be deemed in default and an order and/or judgment may be entered by Pledgee or Lender against such Pledgor as demanded or prayed for in such summons, complaint, process or papers. The exclusive choice of forum for each Pledgor set forth in this Section 12 shall not be deemed to preclude the enforcement, by Pledgee or Lender, of any judgment obtained in any other forum or the taking, by Pledgee or Lender, of any action to enforce the same in any other appropriate jurisdiction, and each Pledgor hereby waives the right to collaterally attack any such judgment or action.
     10. Waiver of Right to Jury Trial. Pledgee and each Pledgor acknowledge and agree that any controversy which may arise under this Pledge Agreement or with respect to the transactions contemplated hereby would be based upon difficult and complex issues and, therefore, the parties agree that any lawsuit arising out of any such controversy will be tried in a court of competent jurisdiction by a judge sitting without a jury.
[remainder of this page intentionally left blank]

     IN WITNESS WHEREOF, each Pledgor and Pledgee have caused this Pledge Agreement to be executed as of the date first above written.

PLEDGORS:

[TO BE INSERTED]

PLEDGEE: SCHOTTENSTEIN REALTY TRUST, INC., a Maryland corporation
By:
Name:
Title:

SCHOTTENSTEIN TRUST LP, a Delaware limited partnership
By:	Schottenstein Realty Trust, Inc., a Maryland corporation, its general partner

By:
Name:
Title:

EXHIBIT A TO PLEDGE AGREEMENT

Contributing Member	Notice Address
[TO BE INSERTED]	[TO BE INSERTED]

Exhibit G
Form of Escrow Agreement
(for purposes of Section 4.2(g))
ESCROW AGREEMENT
     THIS ESCROW AGREEMENT (this “Escrow Agreement”), made this ___ day of _____________, 2011, by SCHOTTENSTEIN REALTY TRUST, INC., a Maryland corporation (the “Escrow Agent”).
WITNESSETH:
     WHEREAS, the contributing member(s) set forth on Exhibit A (each, a “Contributing Member”, and collectively, the “Contributing Members”) and Escrow Agent, among other parties, have entered into an Second Amended and Restated Contribution Agreement, dated as of _______ ___, 2011 (the “Contribution Agreement”); and
     WHEREAS, the Contributing Members have entered into certain Assignments of Membership Interests set forth on Exhibit B, each dated as of the date hereof (each, an “Assignment” and collectively, the “Assignments”); and
     WHEREAS, the Contribution Agreement and the Assignments provide for the Contributing Members to deposit, pursuant to an escrow agreement, an amount equal to ten percent (10%) of each Contributing Members’ Cash Payments (as defined in the Contributing Agreement) (the “Escrowed Funds”), if any, with Escrow Agent to fund any indemnification claims under Section 4.21 of the Contribution Agreement; and
     WHEREAS, the Escrowed Funds are to be held by Escrow Agent on the terms set forth in the Contribution Agreement and the Assignments, and Escrow Agent is willing to do so.
     NOW, THEREFORE, the parties agree as follows:
     1. Defined Terms: All capitalized terms used in and not defined in this Escrow Agreement shall have the same meaning as defined in the Contribution Agreement.
     2. Escrowed Funds: Escrow Agent shall hold the Escrowed Funds furnished on the date hereof in a segregated account and in accordance with the Contribution Agreement and the Assignments, until the termination of the Escrow Period (hereinafter defined). For purposes of this Escrow Agreement, the “Escrow Period” is the period beginning on the date hereof and ending upon the termination of the first anniversary of the Closing Date (the “Survival Period”); provided, that, if any claim(s) asserted in any notice to the Contributing Member(s) of any loss subject to indemnification pursuant to Section 4.21 of the Contribution Agreement remain outstanding at the time of termination of the Survival Period (any such claim, an “Outstanding Claim”), the Escrow Agent shall have the right to retain, pending resolution of such Outstanding Claim(s) pursuant to the Contribution Agreement, and at all times subject to the terms hereof, Escrowed Funds with a value equal to the aggregate dollar amount of such Outstanding Claims (“Retained Collateral”) and, solely with respect to such Retained Collateral, the Escrow Period shall be deemed to continue (an “Extended Escrow Period”) until the resolution pursuant to the Contribution Agreement, of the Outstanding Claim(s) to which such Retained Collateral relates.
     3. Exculpation of Escrow Agent: Escrow Agent is acting solely as a stakeholder at their request and for their convenience, that Escrow Agent shall not be deemed to be the agent of any Contributing Member, and that Escrow Agent shall not be liable to any Contributing Member for any act or omission on its part unless taken or suffered in bad faith, in willful disregard of this Agreement or involving gross negligence.
     4. Expenses Incurred in Disputes: All reasonable expenses, disbursements and advances, including reasonable attorneys’ fees, incurred or made by Escrow Agent in connection with a dispute involving the Escrowed Funds and its obligations hereunder shall be paid by the losing party. There are no fees or other amounts payable to Escrow Agent for or in respect of its services or other duties under or in respect of this Escrow Agreement.
     5. Additional Conditions and Stipulations:
          (a) Escrow Agent shall not be responsible for any loss or delay occasioned by the closure or insolvency of the financial institution into which Escrow Agent deposited the Escrowed Funds.
          (b) Escrow Agent shall not be responsible for the dishonor of any check, money order, draft, negotiable instrument, or other financial document, received as Escrowed Funds by Escrow Agent under this Escrow Agreement.
          (c) It is expressly agreed that this Escrow Agreement is for the sole benefit of the Contributing Members and shall not be construed or deemed to be made for the benefit of any other parties.
          (d) This Escrow Agreement and the obligations of the parties hereunder shall be interpreted, construed and enforced in accordance with the laws of the State of New York.
[The remainder of this page is intentionally left blank.]

     IN WITNESS WHEREOF, the undersigned has executed this Escrow Agreement as of the date first above written.

ESCROW AGENT: SCHOTTENSTEIN REALTY TRUST, INC., a Maryland corporation
By:
Name:
Title:

EXHIBIT A TO ESCROW AGREEMENT

Contributing Member	Cash Holdback
Ann Schottenstein Deshe 1983 Discretionary Trust	[TO BE INSERTED]
Ann S. Deshe Descendants Trust	[TO BE INSERTED]
Daniel Matthew Deshe 1987 Subchapter S Trust	[TO BE INSERTED]
Dara Lauren Deshe 1985 Subchapter S Trust	[TO BE INSERTED]
David Deshe	[TO BE INSERTED]
David Scott Deshe 1983 Subchapter S Trust	[TO BE INSERTED]
Elie Deshe	[TO BE INSERTED]
Elie Michael Deshe 1983 Subchapter S Trust	[TO BE INSERTED]
Glosser Brothers Acquisition Inc.	[TO BE INSERTED]
Saul Schottenstein 2002 Trust No. 2	[TO BE INSERTED]
Saul Schottenstein 2002 Trust No. 3	[TO BE INSERTED]
Schottenstein Stores Corporation	[TO BE INSERTED]
Susan Schottenstein 1983 Discretionary Trust	[TO BE INSERTED]
Susan Schottenstein Diamond 1987 Irrevocable Trust	[TO BE INSERTED]
Susan S. Diamond Descendants Trust	[TO BE INSERTED]
The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #10	[TO BE INSERTED]
The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #4	[TO BE INSERTED]
The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #5	[TO BE INSERTED]
The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #6	[TO BE INSERTED]
The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #7	[TO BE INSERTED]
The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #8	[TO BE INSERTED]
The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #9	[TO BE INSERTED]
The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #10	[TO BE INSERTED]
The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #4	[TO BE INSERTED]
The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #5	[TO BE INSERTED]
The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #6	[TO BE INSERTED]
The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #7	[TO BE INSERTED]
The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #8	[TO BE INSERTED]
The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #9	[TO BE INSERTED]
The Saul Schottenstein 1984-2011 Trust #10	[TO BE INSERTED]
The Saul Schottenstein 1984-2011 Trust #4	[TO BE INSERTED]
The Saul Schottenstein 1984-2011 Trust #5	[TO BE INSERTED]
The Saul Schottenstein 1984-2011 Trust #6	[TO BE INSERTED]
The Saul Schottenstein 1984-2011 Trust #7	[TO BE INSERTED]
The Saul Schottenstein 1984-2011 Trust #8	[TO BE INSERTED]
The Saul Schottenstein 1984-2011 Trust #9	[TO BE INSERTED]
A. Jeffrey Abrams, Trustee u/a A. Jeffrey Abrams Revocable Trust Agreement	[TO BE INSERTED]
Bernstein Financial Group LLC	[TO BE INSERTED]
Ben Hayes	[TO BE INSERTED]
Douglas Ballinger	[TO BE INSERTED]
DJM Asset Management LLC	[TO BE INSERTED]

Contributing Member	Cash Holdback
Katz Family Limited Partnership No. 2	[TO BE INSERTED]
JSSI Capital Enterprises, LLC	[TO BE INSERTED]
Marc Hurwitz	[TO BE INSERTED]
Nebur Holding Company LLC	[TO BE INSERTED]
Rub LLC	[TO BE INSERTED]
SMRE Acquisition Corp.	[TO BE INSERTED]

EXHIBIT B TO ESCROW AGREEMENT
Assignments of Membership Interests
1.	Assignment of Membership Interests (Ann Schottenstein Deshe 1983 Discretionary Trust)

2.	Assignment of Membership Interests (Ann S. Deshe Descendants Trust)

3.	Assignment of Membership Interests (Daniel Matthew Deshe 1987 Subchapter S Trust)

4.	Assignment of Membership Interests (Dara Lauren Deshe 1985 Subchapter S Trust)

5.	Assignment of Membership Interests (David Deshe)

6.	Assignment of Membership Interests (David Scott Deshe 1983 Subchapter S Trust)

7.	Assignment of Membership Interests (Elie Deshe)

8.	Assignment of Membership Interests (Elie Michael Deshe 1983 Subchapter S Trust)

9.	Assignment of Membership Interests (Glosser Brothers Acquisition Inc.)

10.	Assignment of Membership Interests (Saul Schottenstein 2002 Trust No. 2)

11.	Assignment of Membership Interests (Saul Schottenstein 2002 Trust No. 3)

12.	Assignment of Membership Interests (Schottenstein Stores Corporation)

13.	Assignment of Membership Interests (Susan Schottenstein 1983 Discretionary Trust)

14.	Assignment of Membership Interests (Susan Schottenstein Diamond 1987 Irrevocable Trust)

15.	Assignment of Membership Interests (Susan S. Diamond Descendants Trust)

16.	Assignment of Membership Interests (The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #10)

17.	Assignment of Membership Interests (The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #4)

18.	Assignment of Membership Interests (The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #5)

19.	Assignment of Membership Interests (The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #6)

20.	Assignment of Membership Interests (The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #7)

21.	Assignment of Membership Interests (The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #8)

22.	Assignment of Membership Interests (The Jerome Schottenstein 1984-2011 Grandchildren’s Trust #9)

23.	Assignment of Membership Interests (The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #10)

24.	Assignment of Membership Interests (The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #4)

25.	Assignment of Membership Interests (The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #5)

26.	Assignment of Membership Interests (The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #6)

27.	Assignment of Membership Interests (The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #7)

28.	Assignment of Membership Interests (The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #8)

29.	Assignment of Membership Interests (The Jerome Schottenstein 1990-2011 Grandchildren’s Trust #9)

30.	Assignment of Membership Interests (The Saul Schottenstein 1984-2011 Trust #10)

31.	Assignment of Membership Interests (The Saul Schottenstein 1984-2011 Trust #4)

32.	Assignment of Membership Interests (The Saul Schottenstein 1984-2011 Trust #5)

33.	Assignment of Membership Interests (The Saul Schottenstein 1984-2011 Trust #6)

34.	Assignment of Membership Interests (The Saul Schottenstein 1984-2011 Trust #7)

35.	Assignment of Membership Interests (The Saul Schottenstein 1984-2011 Trust #8)

36.	Assignment of Membership Interests (The Saul Schottenstein 1984-2011 Trust #9)

37.	Assignment of Membership Interests (A. Jeffrey Abrams, Trustee u/a A. Jeffrey Abrams Revocable Trust Agreement)

38.	Assignment of Membership and Limited Partner Interests (Bernstein Financial Group LLC)

39.	Assignment of Membership Interests (Ben Hayes)

40.	Assignment of Membership Interests (Douglas Ballinger)

41.	Assignment of Membership Interests (DJM Asset Management LLC)

42.	Assignment of Membership Interests (Katz Family Limited Partnership No. 2)

43.	Assignment of Membership Interests (JSSI Capital Enterprises, LLC)

44.	Assignment of Membership Interests (Marc Hurwitz)

45.	Assignment of Membership Interests (Nebur Holding Company LLC)

46.	Assignment of Membership Interests (Rub LLC)

47.	Assignment of Membership and Limited Partner Interests (SMRE Acquisition Corp.)